As filed with the Securities and Exchange Commission on March 9, 2023.

Securities Act File No. 333-264145

File No. 814-01512

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 4	☒
Post-Effective Amendment No.	☐

Ares Strategic Income Fund

(Exact name of registrant as specified in charter)

245 Park Avenue, 44th Floor

New York, NY 10167

(212) 750-7300

(Address and telephone number, including area code, of principal executive offices)

Joshua M. Bloomstein

General Counsel

Ares Strategic Income Fund

245 Park Avenue, 44th Floor

New York, NY 10167

(Name and address of agent for service)

COPIES TO:

Monica J. Shilling Christopher J. Wu Kirkland & Ellis LLP 2049 Century Park East, 37th Floor Los Angeles, California 90067 (310) 552-4200	Nicole M. Runyan Kirkland & Ellis LLP 601 Lexington Avenue New York, New York 10022 (212) 446-4800

Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☒	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).

☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MARCH 9, 2023

Preliminary Prospectus

Ares Strategic Income Fund

Class S, Class D and Class I Shares

Maximum Offering of $7,500,000,000

Ares Strategic Income Fund is a Delaware statutory trust that seeks to invest primarily in first lien senior secured loans, second lien senior secured loans, subordinated secured and unsecured loans, subordinated debt, and other types of credit instruments made to or issued by U.S. middle-market companies, which we generally define as companies with annual net income before net interest expense, income tax expense, depreciation and amortization (“EBITDA”) between $10 million and $250 million. We expect that a majority of our investments will be in directly originated loans. For cash management and other purposes, we also intend to invest in broadly syndicated loans and other more liquid credit investments, including in publicly traded debt instruments and other instruments that are not directly originated. Our investment objective is to generate current income and, to a lesser extent, long-term capital appreciation. Throughout the prospectus, we refer to Ares Strategic Income Fund as the “Fund,” “we,” “us” or “our.”

We are a closed-end management investment company organized as a Delaware statutory trust. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). We are externally managed by our adviser, Ares Capital Management LLC (the “investment adviser”). Our investment adviser is a subsidiary of Ares Management Corporation (NYSE:ARES) (“Ares” or “Ares Management”), a publicly traded, leading global alternative investment manager. Ares Operations LLC, a subsidiary of Ares, provides certain administrative and other services necessary for us to operate. We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company under the Internal Revenue Code of 1986, as amended.

We are offering on a continuous basis up to $7,500,000,000 of our common shares of beneficial interest, including Class S shares, Class D shares and Class I shares (“Common Shares”). We are offering to sell any combination of three classes of Common Shares, Class S shares, Class D shares and Class I shares, with a dollar value up to the maximum offering amount. The share classes have different ongoing shareholder servicing and/or distribution fees. We have submitted an application to the Securities and Exchange Commission (“SEC”) for an exemptive order to permit us to offer multiple classes of our Common Shares. Until an exemptive order satisfactory to us and the SEC is granted, we will only offer Class I shares and will not offer or issue Class S or Class D shares. There can be no assurance the SEC will grant us such relief that is acceptable to us and the SEC. The purchase price per share for each class of Common Shares sold in this offering will equal our net asset value (“NAV”) per share, as of the effective date of the monthly share purchase date. This is a “best efforts” offering, which means that Ares Wealth Management Solutions, LLC, the “intermediary manager” for this offering and an affiliate of our investment adviser, will use its best efforts to sell Common Shares in this offering, but is not obligated to purchase or sell any specific amount of shares in this offering.

Investing in our Common Shares involves a high degree of risk. You should purchase these securities only if you can afford the complete loss of your investment. See “Risk Factors” beginning on page 25 of this prospectus. Also consider the following:

●	We have a limited operating history and there is no assurance that we will achieve our investment objective.
●	We have not identified specific investments that we will make with the proceeds of this offering. As a result, this may be deemed a “blind pool” offering and you will not have the opportunity to evaluate our investments before we make them.
●	You should not expect to be able to sell your Common Shares regardless of how we perform.
●	You should consider that you may not have access to the money you invest for an extended period of time.
●	We do not intend to list our Common Shares on any securities exchange, and we do not expect a secondary market in our Common Shares to develop.
●	Because you may be unable to sell your Common Shares, you will be unable to reduce your exposure in any market downturn.
●	At the discretion of our Board of Trustees and beginning no later than the first full calendar quarter after we hold the first closing in the offering of Common Shares pursuant to this Registration Statement, we intend to commence a share repurchase program in which we intend to offer to repurchase up to 5% of our Common Shares outstanding (either by number of shares or aggregate NAV) in each quarter. In addition, to the extent we offer to repurchase shares in any particular quarter, any such repurchases will be at prices equal to the NAV per share as of the last calendar day of the applicable month designated by our Board of Trustees, except that the Fund deducts 2.00% from such NAV for shares that have not been outstanding for at least one year. Such share repurchase prices may be lower than the price at which you purchase our Common Shares in this offering.
●	You will bear varying expenses of the Fund, including organization and ongoing offering expenses, unless otherwise advanced by our investment adviser and not repaid by the Fund pursuant to the terms and conditions of the Expense Support and Conditional Reimbursement Agreement. These expenses, which are liabilities of the Fund, will reduce the NAV of Common Shares and you will have to receive a total return at least in excess of those expenses to receive an actual return on your investment. You will also bear upfront placement fees or brokerage commissions, depending on the class of Common Shares you purchase and the selling agent through whom you purchase such Common Shares.
●	An investment in our Common Shares is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Share Repurchase Program.”
●	An investment in our Common Shares is suitable only for investors with the financial ability and willingness to accept the high risks and lack of liquidity inherent in an investment in our Common Shares.
●	We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and we have no limits on the amounts we may pay from such sources. A return of capital is a return of a portion of your original investment in our Common Shares.
●	Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by our investment adviser or its affiliates that may be subject to reimbursement to our investment adviser or its affiliates. The repayment of any amounts owed to our investment adviser or our affiliates will reduce our NAV and may reduce future distributions to which you would otherwise be entitled.
●	We expect to use leverage, which will magnify the potential for loss on amounts invested in us.

●	We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Shares less attractive to investors.
●	We make investments that are rated below investment grade by rating agencies or that would be rated below investment grade if instruments they were rated. Bonds that are rated below investment grade are sometimes referred to as “high yield bonds” or “junk bonds.” These unrated and below investment grade instruments have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. We intend to invest significantly in junk bonds. See “Prospectus Summary — Q: What types of investments do you intend to make?”

Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Securities regulators have also not passed upon whether this offering can be sold in compliance with existing or future suitability or conduct standards including the ‘Regulation Best Interest’ standard to any or all purchasers.

The use of forecasts in this offering is prohibited. Any oral or written predictions about the amount or certainty of any cash benefits or tax consequences that may result from an investment in our Common Shares is prohibited. No one is authorized to make any statements about this offering different from those that appear in this prospectus.

			Proceeds to
	Price to the		Us, Before
	Public(1)	Sales Load(2)	Expenses(3)
Maximum Offering(4)	$7,500,000,000		Up to $7,500,000,000
Class S Shares, per Share	$25.40	None	$2,500,000,000
Class D Shares, per Share	$25.40	None	$2,500,000,000
Class I Shares, per Share	$25.40	None	$2,500,000,000
(1)	Shares of each class of our Common Shares will be offered on a monthly basis at a price per share equal to the NAV per share for such class. As of January 31, 2023, the NAV per share of our Class I shares was $25.40. No Class S shares or Class D shares are outstanding as of the date hereof.
(2)	The Fund will not charge investors an upfront sales load with respect to Class S shares, Class D shares or Class I shares. However, if you buy Class S shares or Class D shares through certain selling agents, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amounts as they may determine, provided that selling agents limit such charges to a 3.5% cap on NAV for Class S shares and a 1.5% cap on NAV for Class D shares. Selling agents will not charge brokerage commissions on Class I shares.
(3)	We and, ultimately, holders of certain classes of our Common Shares, will also pay the following shareholder servicing and/or distribution fees to Ares Wealth Management Solutions, LLC, the intermediary manager, subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares; and (b) for Class D shares, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. No shareholder servicing and/or distribution fee will be paid with respect to Class I shares. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We and, ultimately, our common shareholders, will also pay or reimburse organization and initial offering expenses and, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses. FINRA defines “underwriting compensation” as any payment, right, interest, or benefit received or to be received by a participating member from any source for underwriting, allocation, distribution, advisory and other investment banking services in connection with a public offering. The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering. See “Plan of Distribution” and “Estimated Use of Proceeds.” Our investment adviser has agreed to advance all of our estimated organization and initial offering expenses, including $1.5 million of expenses incurred in connection with our Private Placement (as defined in “Prospectus Summary — Recent Developments — Private Placement”) subject to certain conditions contained in the Expense Support and Conditional Reimbursement Agreement entered into between us and the investment adviser (the “Expense Support and

Conditional Reimbursement Agreement”). See footnote (4) to this table for more information about our organization and initial offering expenses, including the estimated amount of such expenses. We and, ultimately, our common shareholders will also pay certain ongoing offering expenses associated with our continuous offering of Common Shares if such ongoing offering costs are (i) paid by us or (ii) advanced by our investment adviser and reimbursed by us subject to certain conditions contained in the Expense Support and Conditional Reimbursement Agreement. Reimbursement by us of expenses advanced by our investment adviser, including the $8.3 million of estimated organization and initial offering expenses, associated with either our initial or continuous offering of Common Shares will reduce our NAV at the time we make such reimbursement payment and may reduce future distributions to which you would otherwise be entitled.
(4)	Assumes that all Common Shares currently registered are sold in the continuous offering. The proceeds may differ from that shown if the then-current NAV at which Common Shares are sold varies from that shown and/or additional Common Shares are registered. Our investment adviser has agreed to advance approximately $8.3 million of organization and initial offering expenses, (approximately 0.11% of gross proceeds) in connection with this offering, including expenses incurred in connection with our Private Placement.

This prospectus contains important information about us that a prospective investor should know before investing in our Common Shares. Please read this prospectus before investing and keep it for future reference. We will file annual, quarterly and current reports, proxy statements and other information about us with the SEC, and additional information about the Registrant will be filed with the Commission and will be available upon written or oral request and without charge. This information will be available free of charge by contacting Ares Wealth Management Solutions Client Services at 1200 17th Street, 29th Floor, Denver, Colorado 80202, or by telephone at (888) 310-9352 or on our website at https://areswmsresources.com/investment-solutions/asif/. Any future annual or quarterly reports will be available on our website free of charge. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The SEC also maintains a website at http://www.sec.gov, which contains such information.

The date of this prospectus is           , 2023

SUITABILITY STANDARDS

Common Shares offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means such that they do not have a need for liquidity in this investment. We have established financial suitability standards for initial shareholders in this offering which require that a purchaser of shares have either:

●	a gross annual income of at least $70,000 and a net worth of at least $70,000; or
●	a net worth of at least $250,000.

For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

Certain states have established suitability standards in addition to the minimum income and net worth standards described above. Common Shares will be sold to investors in these states only if they meet the additional suitability standards set forth below.

Alabama Investors. Investors residing in Alabama may not invest more than 10% of their liquid net worth in us and our affiliates.

California Investors. California residents may not invest more than 10% of their liquid net worth in us and must have either (a) a liquid net worth of $350,000 and annual gross income of $65,000 or (b) a liquid net worth of $500,000.

Idaho Investors. Purchasers residing in Idaho must have either (a) a liquid net worth of $85,000 and annual gross income of $85,000 or (b) a liquid net worth of $300,000. Additionally, the total investment in us shall not exceed 10% of their liquid net worth.

Iowa Investors. Investors residing in Iowa must have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000. In addition, investors residing in Iowa who are not “accredited investors” as defined in Regulation D under the Securities Act may not invest more than 10% of their net worth in our Common Shares and the common stock of other non-traded BDCs.

Kansas Investors. It is recommended by the Office of the Kansas Securities Commissioner that Kansas investors limit their aggregate investment in our securities and other similar investments to not more than 10% of their liquid net worth. Liquid net worth shall be defined as that portion of the purchaser’s total net worth that is comprised of cash, cash equivalents, and readily marketable securities, as determined in conformity with U.S. generally accepted accounting principles (“GAAP”).

Kentucky Investors. A Kentucky investor may not invest more than 10% of its liquid net worth in us or our affiliates. “Liquid net worth” is defined as that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities.

Maine Investors. The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

Missouri Investors. In addition to the suitability standards set forth above, no more than ten percent (10%) of any one (1) Missouri investor’s liquid net worth shall be invested in the securities being registered in this offering.

Nebraska Investors. In addition to the suitability standards set forth above, Nebraska investors must limit their aggregate investment in this offering and the securities of other business development companies to 10% of such investor’s net worth. Investors who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing investment concentration limit.

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New Jersey Investors. New Jersey investors must have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home furnishings, and automobiles, minus total liability) that consists of cash, cash equivalent and readily marketable securities. In addition, a New Jersey investor’s investment in us, our affiliates, and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed ten percent (10%) of their liquid net worth.

New Mexico Investors. In addition to the general suitability standards listed above, a New Mexico investor may not invest, and we may not accept from an investor more than ten percent (10%) of that investor’s liquid net worth in shares of us, our affiliates and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

North Dakota Investors. Investors residing in North Dakota who are not “accredited investors” as defined in Regulation D under the Securities Act must have a net worth of at least ten times their investment in our Common Shares.

Ohio Investors. It is unsuitable for Ohio residents to invest more than 10% of their liquid net worth in the issuer, affiliates of the issuer and in any other non-traded business development company. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles, minus total liabilities) comprised of cash, cash equivalents and readily marketable securities.

Oklahoma Investors. Purchasers residing in Oklahoma may not invest more than 10% of their liquid net worth in us.

Oregon Investors. In addition to the suitability standards set forth above, Oregon investors may not invest more than 10% of their liquid net worth. Liquid net worth is defined as net worth excluding the value of the investor’s home, home furnishings and automobile.

Pennsylvania Investors. Investors residing in Pennsylvania may not invest more than 10% of their net worth in our Common Shares.

Puerto Rico Investors. Purchasers residing in Puerto Rico may not invest more than 10% of their liquid net worth in us, our affiliates and other non-traded business development companies. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) consisting of cash, cash equivalents and readily marketable securities.

Tennessee Investors. Investors residing in Tennessee who are not “accredited investors” as defined in Regulation D under the Securities Act may not invest more than 10% of their net worth in our Common Shares.

Vermont Investors. Investors residing in Vermont who are not “accredited investors” as defined in Regulation D under the Securities Act may not purchase an amount of shares in this offering that exceeds 10% of their liquid net worth.

Our investment adviser, those selling shares on our behalf and participating brokers and registered investment advisers recommending the purchase of shares in this offering are required to make every reasonable effort to determine that the purchase of shares in this offering is a suitable and appropriate investment for each investor based on information provided by the investor regarding the investor’s financial situation and investment objective and must maintain records for at least six years after the information is used to determine that an investment in our Common Shares is suitable and appropriate for each investor. In making this determination, our investment adviser, the participating broker, registered investment adviser, authorized representative or other person selling shares will, based on a review of the information provided by the investor, consider whether the investor:

●	meets the minimum income and net worth standards established in the investor’s state;
●	can reasonably benefit from an investment in our Common Shares based on the investor’s overall investment objective and portfolio structure;

●	is able to bear the economic risk of the investment based on the investor’s overall financial situation, including the risk that the investor may lose its entire investment; and
●	has an apparent understanding of the following:
●	the fundamental risks of the investment;
●	the lack of liquidity of our Common Shares;
●	the background and qualifications of our investment adviser; and
●	the tax consequences of the investment.

In addition to investors who meet the minimum income and net worth requirements set forth above, our Common Shares may be sold to financial institutions that qualify as “institutional investors” under the state securities laws of the state in which they reside. “Institutional investor” is generally defined to include banks, insurance companies, investment companies as defined in the Investment Company Act, pension or profit sharing trusts and certain other financial institutions. A financial institution that desires to purchase shares will be required to confirm that it is an “institutional investor” under applicable state securities laws.

In addition to the suitability standards established herein, (i) a participating broker may impose additional suitability requirements and investment concentration limits to which an investor could be subject and (ii) various states may impose additional suitability standards, investment amount limits and alternative investment limitations.

Brokers must comply with Regulation Best Interest, which, among other requirements, enhances the existing standard of conduct for brokers and establishes a “best interest” obligation for brokers and their associated persons when making recommendations of any securities transaction or investment strategy involving securities to a retail customer. The obligations of Regulation Best Interest are in addition to, and may be more restrictive than, the suitability requirements listed above. When making such a recommendation to a retail customer, a broker must, among other things, act in the best interest of the retail customer at the time a recommendation is made, without placing its interests ahead of its retail customer’s interests. A broker may satisfy the best interest standard imposed by Regulation Best Interest by meeting disclosure, care, conflict of interest and compliance obligations. In addition, brokers are required to provide retail investors a brief relationship summary, or Form CRS, that summarizes for the retail investor key information about the broker. Form CRS is different from this prospectus, which contains regarding this offering and the Fund. Investors should refer to the prospectus for detailed information about this offering before deciding to purchase Common Shares. Currently, there is no administrative or case law interpreting Regulation Best Interest and the full scope of its applicability on brokers participating in our offering cannot be determined at this time.

ABOUT THIS PROSPECTUS

Please carefully read the information in this prospectus and any accompanying prospectus supplements, which we refer to collectively as the “prospectus.” You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with different information. This prospectus may only be used where it is legal to sell these securities. You should not assume that the information contained in this prospectus is accurate as of any date later than the date hereof or such other dates as are stated herein or as of the respective dates of any documents or other information incorporated herein by reference.

We will disclose the NAV per share of each class of our Common Shares for each month when available on our website at https://areswmsresources.com/investment-solutions/asif/. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

The words “we,” “us,” “our” and the “Fund” refer to Ares Strategic Income Fund, together with its consolidated subsidiaries.

Unless otherwise noted, numerical information relating to Ares is approximate as of December 31, 2022.

Citations included herein to industry sources are used only to demonstrate third-party support for certain statements made herein to which such citations relate. Information included in such industry sources that do not relate to supporting the related statements made herein are not part of this prospectus and should not be relied upon.

MULTI-CLASS EXEMPTIVE RELIEF

This prospectus relates to our Class S, Class D and Class I Common Shares. We are currently only offering Class I shares for sale. We have submitted to the SEC an application for an exemptive order to permit us to offer additional classes of Common Shares, and we will not take actions in reliance on the order until an exemptive order satisfactory to us and the SEC is granted. Accordingly, until such exemptive order is granted, we will only offer Class I shares and will not offer or issue Class S or Class D shares. There can be no assurance we will obtain an exemptive order, and if we do obtain an exemptive order, it may require us to supplement or amend the terms set forth in this prospectus, and we will file a prospectus supplement or an amendment to the registration statement of which this prospectus forms a part to the extent required by the SEC.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements included in this prospectus and any accompanying prospectus supplement, constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus, any accompanying prospectus supplement and other information incorporated herein by reference involve a number of risks and uncertainties, including statements concerning:

●	our, or our portfolio companies’, future business, operations, operating results or prospects;
●	the return or impact of current and future investments;
●	the impact of global health crises on our or our portfolio companies’ business and the United States and global economy;
●	the impact of a protracted decline in the liquidity of credit markets on our business;
●	changes in the general economy, slowing economy, rising inflation, risk of recession and risks in respect of a failure to increase the U.S. debt ceiling;
●	the impact of changes in laws or regulations (including the interpretation thereof), including tax laws, governing our operations or the operations of our portfolio companies or the operations of our competitors;
●	the receipt of an SEC exemptive order allowing the offering of multiple classes of shares;
●	the valuation of our investments in portfolio companies, particularly those having no liquid trading market;
●	our ability to recover unrealized losses;
●	our ability to deploy any capital raised in this offering;
●	market conditions and our ability to access different debt markets and additional debt and equity capital and our ability to manage our capital resources effectively;
●	our contractual arrangements and relationships with third parties;
●	the state of the general economy;
●	the impact of supply chain constraints on our portfolio companies and the global economy;
●	uncertainty surrounding global financial stability;
●	the war in Ukraine and Russia and the potential for volatility in energy prices and other commodities and their impact on the industries in which we invest;
●	the social, geopolitical, financial, trade and legal implications of Brexit;
●	the financial condition of our current and prospective portfolio companies and their ability to achieve their objectives;
●	the impact of information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks;
●	our ability to anticipate and identify evolving market expectations with respect to environmental, social and governance matters, including the environmental impacts of our portfolio companies’ supply chain and operations;

●	our ability to successfully complete and integrate any acquisitions;
●	the outcome and impact of any litigation or regulatory proceeding;
●	the adequacy of our cash resources and working capital;
●	the timing, form and amount of any dividend distributions;
●	the timing of cash flows, if any, from the operations of our portfolio companies; and
●	the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments.

We use words such as “anticipates,” “believes,” “expects,” “intends,” “projects,” “estimates,” “will,” “should,” “could,” “would,” “likely,” “may” and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words.

You should not place undue reliance on these forward-looking statements, which are based on information available to us as of the date of this prospectus or any prospectus supplement or other information incorporated herein by reference, as applicable. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

The forward-looking statements in this prospectus are excluded from the safe harbor protection provided by Section 27A of Securities Act and Section 21E of the Exchange Act. Our actual results and condition could differ materially from those implied or expressed in the forward-looking statements or from our historical performance for any reason, including the factors set forth in “Risk Factors” and the other information included in this prospectus and any accompanying prospectus supplement, including the documents we incorporate by reference herein and therein.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS	F-1

APPENDIX A: FORM OF SUBSCRIPTION AGREEMENTS	A-1

PROSPECTUS SUMMARY

This prospectus summary highlights certain information contained elsewhere in this prospectus. This is only a summary and it may not contain all of the information that is important to you. Before deciding to invest in this offering, you should carefully read this entire prospectus, including the “Risk Factors” section. Except where the context suggests otherwise, the terms “we,” “us,” “our,” “the Fund” and “Ares Strategic Income Fund” refer to Ares Strategic Income Fund and its consolidated subsidiaries; “Ares Capital Management” and “our investment adviser” refer to Ares Capital Management LLC; “Ares Operations” and “our administrator” refer to Ares Operations LLC; and “Ares” and “Ares Management” refer to Ares Management Corporation (NYSE: ARES) and its affiliated companies (other than portfolio companies and its affiliated funds).

Q:Who are Ares and the Ares Credit Group?

Our investment adviser, Ares Capital Management LLC, is a subsidiary of Ares, a publicly traded, leading global alternative investment manager with approximately $352.0 billion of assets under management1, and over 2,550 employees in over 30 global offices as of December 31, 2022. Since its inception in 1997, Ares has adhered to a disciplined investment philosophy that focuses on delivering strong risk-adjusted investment returns through market cycles. Ares believes each of its distinct but complementary investment groups in credit, private equity, real assets, secondaries and strategic initiatives is a market leader based on assets under management and investment performance. Ares was built upon the fundamental principle that each group benefits from being part of the greater whole. We believe that each of Ares’ investment groups employs a disciplined, credit-oriented investment philosophy and is managed by a seasoned leadership team of senior professionals with extensive experience investing in, advising, underwriting and restructuring companies or real estate properties.

Our investment adviser sits within the Ares Credit Group, a leading manager of liquid and illiquid credit strategies across the non-investment grade credit universe, with approximately $214.2 billion of assets under management1 as of December 31, 2022. Ares is one of the largest self-originating direct lenders to the U.S. and European middle markets, providing one-stop financing solutions for small-to-medium sized companies, which we believe are underserved by traditional lenders.

The graphic below illustrates the spectrum of liquid and illiquid credit strategies currently managed by the Ares Credit Group. Our objective is to bring the Ares Credit Group’s leading credit investment platform to the Fund, together with the broader Ares integrated groups across credit, private equity, real assets, secondaries and strategic initiatives. Although the Fund has the flexibility to invest in all of Ares Credit Group’s investment strategies identified in the graphic below, the Fund’s investment strategies and its investments across those strategies may vary from Ares Credit Group’s over time, perhaps materially. See “Investment Objective and Strategies” for more information about our investment strategies. Our investments are subject to a number of risks. See “Risk Factors.”

[1]

As of December 31, 2022, such assets under management included approximately $13.1 billion managed by Ivy Hill Asset Management, L.P. (“IHAM”), a registered investment adviser and a wholly owned portfolio company of Ares Capital Corporation, a publicly traded BDC managed by our investment adviser.

Q:	What is a business development company, or BDC?

BDCs are closed-end funds that elect to be treated as BDCs under the Investment Company Act. As such, BDCs are subject to only certain sections of, and rules under, the Investment Company Act, as well as the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”). BDCs typically invest in private or certain public companies in the form of debt or equity capital, with the goal of generating current income and/or capital appreciation. BDCs can be internally or externally managed and may qualify to elect to be taxed as regulated investment companies (“RICs”) for federal tax purposes if they so choose. BDCs are subject to certain restrictions applicable to investment companies under the Investment Company Act. As a BDC, at least 70% of our assets must be the type of “qualifying” assets listed in Section 55(a) of the Investment Company Act, as described herein, which are generally privately offered loans, equity and debt securities issued by U.S. private or certain public companies. See “Investment Objective and Strategies — Regulation as a BDC.”

Q:	What is a regulated investment company, or RIC?

We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”).

In general, a RIC is a company that:

●	is a BDC or registered investment company that combines the capital of many investors to acquire securities;
●	offers the benefits of a securities portfolio under professional management;
●	satisfies various requirements of the Code, including an asset diversification requirement; and
●	is generally not subject to U.S. federal corporate income taxes on its net taxable income that it currently distributes to its shareholders, which substantially eliminates the “double taxation” (i.e., taxation at both the corporate and shareholder levels) that generally results from investments in a C corporation.
Q:	What is a non-exchange traded, perpetual-life BDC?

A non-exchange traded BDC is a BDC whose shares are not listed for trading on a stock exchange or other securities market. We use the term “perpetual-life BDC” to describe an investment vehicle of indefinite duration that does not intend to complete a liquidity event within any specific time period, if at all, and whose Common Shares are intended to be sold by the BDC monthly on a continuous basis at a price generally equal to the BDC’s monthly NAV per share. In our perpetual-life structure, at the discretion of our board of trustees (the “Board of Trustees” and each member of the Board of Trustees, a “Trustee”), we intend to commence a share repurchase program in which we intend to offer to repurchase up to 5% of our Common Shares outstanding (either by number of shares or aggregate NAV) in each quarter. However, the determination to repurchase shares in any particular quarter is solely at the Board of Trustees’ discretion and we are not obligated to offer to repurchase shares in any particular quarter or at all. Aside from the limited liquidity offered by quarterly share repurchases, investors generally should not expect to be able to sell their Common Shares regardless of how well the Fund performs. We believe that our perpetual nature enables us to execute a patient and opportunistic investment strategy and be able to invest across different market environments. This may reduce the risk of the Fund being a forced seller of assets in market downturns compared to non-perpetual funds. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our Third Amended and Restated Declaration of Trust (as such may be amended and restated from time to time, the “Declaration of Trust”) or otherwise to effect a liquidity event at any time. See “Perpetual-Life BDC.”

Q:	What is your investment objective?

Our investment objective is to generate current income and, to a lesser extent, long-term capital appreciation.

Q:	What is your investment strategy?

We will seek to meet our investment objective by:

●	utilizing the expertise of the Ares Credit Group, along with the broader resources of Ares, in sourcing, evaluating and structuring transactions;
●	employing a longstanding investment approach focused on long-term credit performance and downside protection, generally investing in loans with asset coverage ratios and interest coverage ratios that our investment adviser believes provide substantial credit protection, and also seeking favorable financial protections, including, where our investment adviser believes necessary, one or more financial maintenance covenants;
●	focusing on liquid and illiquid credit of U.S. companies, and to a lesser extent non-U.S. companies; and
●	maintaining rigorous portfolio monitoring to anticipate and pre-empt negative credit events in the portfolio.

Our investment strategy is expected to capitalize on the Ares Credit Group’s scale and reputation in the market as an attractive solution provider to meet our investment objective. We also expect to benefit from the Ares Credit Group’s reputation and ability to transact in scale with speed and certainty, and its long-standing and extensive relationships with financial sponsors that require financing for their transactions.

Q:	What types of investments do you make?

We invest primarily in first lien senior secured loans, second lien senior secured loans, subordinated secured and unsecured loans, subordinated debt, which in some cases includes equity and/or preferred components, and other types of credit instruments which may include commercial real estate mezzanine loans, real estate mortgages, distressed investments, securitized products, notes, bills, debentures, bank loans, convertible and preferred securities, infrastructure debt and government and municipal obligations, made to or issued by U.S. middle-market companies, which we generally define as companies with annual EBITDA between $10 million and $250 million. We expect that a majority of our investments will be in directly originated loans. For cash management and other purposes, we also intend to invest in broadly syndicated loans and other more liquid credit investments, including in publicly traded debt instruments and other instruments that are not directly originated. We intend to primarily invest in illiquid and restricted investments, and while most of our investments are expected to be in private U.S. companies (we generally have to invest at least 70% of our total assets in “qualifying assets,” including private U.S. companies), we may also invest from time to time in non-U.S. companies. Our portfolio may also include equity securities such as common stock, preferred stock, warrants or options, which may be obtained as part of providing a broader financing solution. Under normal circumstances, we will invest directly or indirectly at least 80% of our total assets (net assets plus borrowings for investment purposes) in debt investments of varying maturities.

The instruments we invest in are typically unrated or rated below investment grade, which is often an indication of size, credit worthiness and speculative nature relative to the capacity of the borrower to pay interest and principal. Generally, we believe that if our unrated investments were rated, they would be rated below investment grade. Bonds that are rated below investment grade are often referred to as “high yield bonds” or “junk bonds.” Unrated or below investment grade instruments have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

We may invest in certain debt and other obligations of companies that may be in some level of financial or business distress or may become distressed after we invest (“Stressed Issuers”) including companies involved in, or that have recently completed, bankruptcy or other restructuring, reorganization and liquidation proceedings. These investments may include: (i) corporate debt instruments relating to stressed and distressed industries or issuers; (ii) rescue-capital opportunities; and (iii) public and private stock issued in connection with restructurings and reorganizations or otherwise. In addition, we may invest in collateralized loan obligations (“CLOs”) and will generally have the right to receive payments only from the CLOs (i.e., we will generally not have direct rights against the underlying borrowers or entities that sponsor the CLOs).

We may, but are not required to, enter into interest rate, foreign exchange or other derivative agreements to hedge interest rate, currency, credit or other risks, but we do not generally intend to enter into any such derivative agreements for speculative purposes. Any derivative agreements entered into for speculative purposes are not expected to be material to the Fund’s business or results of operations. These hedging activities, which will be in compliance with applicable legal and regulatory requirements, may include the use of futures, options, currency options, forward contracts, and interest rate swaps, caps, collars and floors. We will bear the costs incurred in connection with entering into, administering and settling any such derivative contracts. There can be no assurance any hedging strategy we employ will be successful.

Your investment is subject to a number of risks, including our difficulty in raising funds or sourcing investment opportunities, limited liquidity of our Common Shares, and more. See “Investment Objective and Strategies” and “Risk Factors — Risks Relating to an Investment in the Shares.”

The investments we make are also subject to a number of risks, including as a result of the debt instruments we invest in, general economic conditions, inflation, supply chain issues, geopolitical matters, and risks related to the structure of the type of debt investments we will make, among others. Furthermore, we intend to primarily invest in U.S. middle-market companies and such investments involve a number of risks, including that these companies may have limited financial resources, may be unable to meet their financial and other obligations, typically have shorter operating histories, typically depend on the talents and efforts of a small group of persons, generally have little available public information, generally have less predictable operating results and may have difficulty accessing capital markets to meet future capital needs. See “Risk Factors — Risks Relating to our Investments” for more information on the types of investments we may make and their risks.

Q:	What is a directly originated loan?

A directly originated loan is a loan where we, along with other funds and client accounts managed by our investment adviser and/or its affiliates, lend directly to the borrower and hold the loan generally on our own or in a small group with other affiliated funds and accounts and/or third-party investors. This is distinct from a syndicated loan, which is generally originated by a bank or other lender and then syndicated, or sold, in multiple pieces to other investors. Directly originated loans are generally held until maturity or until they are refinanced by the borrower. Syndicated loans often have liquid markets and can be traded by investors.

Q:	What strengths do Ares and the Ares Credit Group offer?

We believe Ares and Ares Credit Group’s investment strategy represents a differentiated approach to credit investing and seeks to provide investors with attractive, risk-adjusted returns. More specifically, we believe that the following characteristics of Ares and the Ares Credit Group distinguish the Fund as a compelling investment opportunity:

●	The Ares Platform: Ares operates integrated groups across credit, private equity, real assets, secondaries and strategic initiatives. As of December 31, 2022, Ares oversaw a portfolio of investments in over 1,750 companies, over 1,100 alternative credit investments and over 510 properties and over 875 limited partnership interests across approximately 55 industries, which we believe will provide the Fund with access to an extensive network of relationships and insights into industry trends and the state of the capital markets. More specifically to the Fund, our investment adviser will provide the Fund with investment advisory services pursuant to the investment advisory and management agreement between us and our investment adviser (as may be amended and restated from time to time, the “investment advisory and management agreement”). Our investment adviser’s investment advisory business is served by a seasoned team within the Ares Credit Group. The Ares Credit Group is a leading manager of liquid and illiquid credit strategies across the non-investment grade credit universe, with approximately $214.2 billion of assets under management[2] as of December 31, 2022. We believe the Fund’s affiliation with the Ares Credit Group will provide a distinct competitive advantage across the credit spectrum through Ares’ market presence, scale and origination capabilities. The Ares Credit Group’s market information, company knowledge and industry insight is expected to benefit our investment adviser as it identifies attractive liquid and illiquid credit investment opportunities for the Fund. The Ares Credit Group’s investment professionals maintain extensive financial sponsor and intermediary relationships, which we believe will provide valuable insight and access to transactions and information for the Fund. The Ares Credit Group’s relationship network includes over 635 financial sponsors in the U.S. and more than 395 in Europe and over 215 global banking institutions, as well as privately held companies, investment advisors, boutique investment banks, law firms, consultants and other parties.

2As of December 31, 2022, such assets under management includes approximately $13.1 billion managed by IHAM.

●	Broad Liquid and Illiquid Credit Strategy: The Ares Credit Group employs a broad credit investment strategy based on absolute and relative value considerations across both liquid and illiquid investments. Given the expansive credit strategy, the Ares Credit Group generally seeks to invest in multiple industries and geographies across the fixed income market, primarily in below investment grade instruments, including below investment grade bonds which are sometimes referred to as “high yield bonds” or “junk bonds.” For liquid credit investments, the Ares Credit Group screens for attractive opportunities in the primary and secondary investment universe of approximately 1,400 bank loan and approximately 1,000 high yield issuers. Due to the scale of the Ares Credit Group and its relationships with underwriters, we believe it sees substantially all new issues in the broadly syndicated loan and high yield bond markets that meet our size criteria. As such, the Ares Credit Group’s investment team members have familiarity with the universe of issuers which we believe will facilitate both primary and secondary idea generation. For illiquid credit investments, the Ares Credit Group focuses on self-originating investments by pursuing a broad array of opportunities across multiple channels. We believe the Ares Credit Group’s sourcing advantages will allow for enhanced asset selectivity as we believe there is a significant relationship between proprietary deal origination and credit performance.
●	Scale in the Credit Markets: Given the Ares Credit Group is a significant counterparty to investment banks and financial sponsors across a diverse set of credit strategies, we believe it gains differentiated access to primary and secondary investment opportunities. The Ares Credit Group is also one of the largest U.S. direct lenders and liquid credit managers, which makes it a desirable and flexible capital provider, especially in competitive markets. We believe the Ares Credit Group’s scale and experience enables it to identify attractive investment opportunities throughout economic cycles and across a company’s capital structure so that we may be able to make investments consistent with our stated investment objective. In addition, the Ares Credit Group has the flexibility to provide “one stop” financing with the ability to invest capital across the balance sheet and syndicate and hold larger investments than many of its competitors. In addition, we believe that the Ares Credit Group’s ability to provide capital at every level of the balance sheet provides a strong value proposition to borrowers, which supports meaningful deal sourcing and relative value analysis capabilities.
●	Fundamental Bottom-Up Research Approach: At its core, Ares is a value-oriented, fundamental, bottom-up, credit-focused investment firm. We believe that the Ares Credit Group’s proprietary research in approximately 55 industries and insights from a broad, global investment portfolio enables it to more effectively diligence and structure its products and investments. The Ares Credit Group employs a rigorous, in-depth, and repeatable research process that is designed to identify attractive risk-adjusted return opportunities within the liquid and illiquid investable universe and minimize defaults. Ares’ disciplined approach is consistent across the Ares platform and is focused on identifying sustainable business franchises with leading and defensible market positions, strong and properly incentivized management teams, solid liquidity and free cash flow generation, appropriate capital structures, and significant asset coverage. The Ares Credit Group’s research is both quantitative and qualitative in nature.
●	Extensive Industry Focus: The Ares Credit Group concentrates its overall investing activities across the credit spectrum in industries with a history of predictable and dependable cash flows and in which its investment professionals have had extensive investment experience. The Ares Credit Group’s investment professionals have developed long-term relationships with management teams and consultants in approximately 55 industries, and have accumulated substantial information and identified potential trends within these industries. In turn, we expect to benefit from these relationships, information and identification of potential trends in making investments.
●	Seasoned and Integrated Investment Team: The investment professionals in the Ares Credit Group have significant experience investing across market cycles. We believe this experience will provide us with a competitive advantage in identifying, originating, investing in and managing a portfolio of credit investments. Within the Ares Credit Group, there are over 355 dedicated investment professionals, including approximately 60 partners with an average of 25 years of experience. Additionally, the Ares Credit Group’s investment professionals operate on an integrated basis through the effective application of the principle of collaboration, which takes place on an ongoing basis, but is formally promoted through sophisticated internal systems and widely attended weekly or monthly meetings.

Q:	What is the market opportunity?

We believe that current and future market conditions will present attractive opportunities for us to invest in the credit markets to accomplish our objective for investors. We believe the below investment grade fixed income universe is inherently less efficient and less well serviced than other parts of the capital markets, ratings are less predictive of risk, the number of participants is limited, and the companies issuing debt require a more deliberate and focused investment underwriting. As such, we view Ares’ proprietary research, differentiated information gathering and local presence in many markets where Ares originates assets as disproportionate determinants of alpha and attractive risk adjusted returns for our investors.

Q:	What are the potential benefits of investments in liquid credit in addition to originated loans?

The majority of our assets will consist of directly originated loans that generally cannot be readily liquidated without impacting our ability to realize their full value upon disposition. For cash management and other purposes and in order to provide liquidity for share repurchases, we currently anticipate maintaining a smaller allocation to broadly syndicated loans and other more liquid credit investments. We expect that the instruments underlying our liquid credit investments will primarily be the same as the instruments underlying our directly originated loans (including loans, notes, bonds and other corporate debt securities). Our liquid credit instruments may also include structured credit and multi-asset credit, which involves combining broadly syndicated loans, high yield bonds, structured credit, CLOs, special situations and related credit instruments into a single portfolio. Multi-asset credit portfolios are designed to offer investors a flexible solution to credit investing by allowing us to tactically allocate between multiple asset classes in various market conditions in order to capture the best relative value. The principal differences between our investments in directly originated loans and liquid credit investments are how quickly liquid credit investments may be sold for cash and that our liquid credit investments are not originated by the Fund. We expect these investments to enhance our risk/return profile and serve as a source of liquidity for the Fund.

Our liquid credit investments are subject to many of the same risks associated with our investments in directly originated loans, such as risks associated with debt investments in U.S. middle-market companies, economic recessions, inflation, risks related to the structure of the type of debt investments we will make, among others. See “Risk Factors — Risks Relating to our Investments” for more information on the types of investments we may make and their risks.

Q:	How will you identify investments?

We believe that the Ares Credit Group will be able to leverage its current investment platform, resources and existing relationships of Ares Management with financial sponsors, financial institutions, hedge funds, intermediaries and other investment firms to provide us with attractive investment opportunities. In addition to deal flow, the Ares investment platform will assist our investment adviser in analyzing, structuring and monitoring investments. Ares has been in existence for over 25 years and its partners have experience in leveraged finance, private equity, distressed debt, commercial real estate finance, investment banking and capital markets. We will have access to Ares’ investment professionals and administrative professionals, who provide assistance in accounting, finance, legal, compliance, tax, operations, information technology and investor relations.

Q:	Will you use leverage?

We may from time to time borrow funds to make investments to attempt to increase returns to our common shareholders in accordance with the restrictions of the Investment Company Act. A BDC generally will be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to its common stock if its asset coverage, as defined in the Investment Company Act, would at least be equal to 200% immediately after each such issuance. Additionally, certain provisions of the Investment Company Act allow a BDC to increase the maximum amount of leverage it may incur by reducing the asset coverage ratio of 200% to an asset coverage ratio of 150% if certain requirements are met. The reduced asset coverage requirement permits a BDC to borrow up to two dollars for every dollar it has in assets less all liabilities and indebtedness not represented by senior securities issued by it. An affiliate of our investment adviser, as our sole initial shareholder, has approved a proposal that allows us to reduce our asset coverage ratio to 150%. The amount of leverage that we employ at any particular time will depend on our investment adviser’s and our Board of Trustees’ assessments of market and other factors at the time of any proposed borrowing, and we expect such borrowings to primarily be in the form of loans from banks, such as any borrowings under the senior secured credit agreement (the “Credit Facility”)we entered into on December 20, 2022 with JPMorgan Chase Bank, N.A. who serves as administrative agent and the lenders party thereto, that provides a multicurrency commitment of $625.0 million, or our issuance of senior securities to banks, insurance companies, funds, institutional investors and other lenders and investors. See “Risk Factors — Risks Relating to Our

Business and Structure — We will borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us” and “Regulation — Indebtedness and Senior Securities.”

Q:	Will the Fund be able to co-invest with other funds managed by the Fund’s investment adviser and its affiliates, and how will investment opportunities be allocated?

Ares, including our investment adviser and its affiliates, provides or may provide investment management services to other BDCs, including Ares Capital Corporation, registered investment companies, investment funds, client accounts and proprietary accounts that Ares may establish.

We, our investment adviser and certain of our affiliates have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that permits us and other BDCs and registered closed-end management investment companies managed by Ares to co-invest in portfolio companies with each other and with affiliated investment funds (the “Co-Investment Exemptive Order”). Co-investments made under the Co-Investment Exemptive Order are subject to compliance with certain conditions and other requirements, which could limit our ability to participate in a co-investment transaction. We may also otherwise co-invest with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation policy.

Q:	How is an investment in Common Shares different from listed BDCs?

An investment in our Common Shares generally differs from an investment in listed BDCs in a number of ways, including:

●	Shares of listed BDCs are priced by the trading market, which is influenced generally by numerous factors, not all of which are related to the underlying value of the entity’s assets and liabilities. Our Board of Trustees, rather than the “market,” determined the initial offering price of our Common Shares in its sole discretion after considering the initial public offering prices per share of other blind pool non-traded BDCs. The estimated value of our assets and liabilities will be used to determine our NAV for Common Shares sold in this offering. As a result, the NAV of non-traded BDCs, unlike the market price of listed BDCs, is generally correlated with the values of their underlying investments as opposed to other conditions that may impact public markets.
●	An investment in our Common Shares has limited or no liquidity outside of our share repurchase program and our share repurchase program may be modified, suspended or terminated. In contrast, an investment in a listed BDC is a liquid investment, as shares can be sold on an exchange at any time the exchange is open.
●	Non-listed BDCs may bear different fees than listed BDCs, including potentially lower sales charges depending on arrangements with certain financial intermediaries. See “Fees and Expenses” for more information about fees that are paid by the Fund to our investment adviser.
●	Some listed BDCs are self-managed, whereas our investment operations are managed by our investment adviser, which is part of Ares.
●	Unlike the offering of a listed BDC, this offering will be registered in every state in which we are offering and selling shares. As a result, we include certain limits in our governing documents that are not typically provided for in the charter of a listed BDC. For example, our Declaration of Trust limits the fees we may pay to our investment adviser. A listed BDC does not typically provide for these restrictions within its charter. A listed BDC is, however, subject to the governance requirements of the exchange on which its shares are traded, including requirements relating to its board of directors, audit committee, independent trustee oversight of executive compensation and the trustee nomination process, code of conduct, shareholder meetings, related party transactions, shareholder approvals and voting rights. Although we expect to follow many of these same governance guidelines, there is no requirement that we do so. Both listed BDCs and non-traded BDCs are subject to the requirements of the Investment Company Act and the Exchange Act.

Q:	For whom may an investment in your Common Shares be appropriate?

An investment in our Common Shares may be appropriate for you if you:

●	meet the minimum suitability standards described above under “Suitability Standards;”
●	seek to allocate a portion of your investment portfolio to a direct investment vehicle with an income-oriented portfolio of primarily U.S. credit investments;
●	seek to receive current income through regular distribution payments; and
●	wish to obtain the potential benefit of long-term capital appreciation and are able to hold your Common Shares as a long-term investment and do not need liquidity from your investment quickly in the near future.

We cannot assure you that an investment in our Common Shares will allow you to realize any of these objectives. An investment in our Common Shares is only intended for investors who do not need the ability to sell their shares quickly in the future since we are not obligated to offer to repurchase any of our Common Shares. The determination to offer to repurchase shares in any particular quarter is solely at the Board of Trustees’ discretion and we are not obligated to offer to repurchase shares in any particular quarter, or at all. See “Share Repurchase Program.”

Q:	Are there any risks involved in buying our Common Shares?

Investing in our Common Shares involves a high degree of risk. If we are unable to effectively manage the impact of these risks, we may not meet our investment objective and, therefore, you should purchase our Common Shares only if you can afford a complete loss of your investment. An investment in our Common Shares involves significant risks and is intended only for investors with a long-term investment horizon and who do not require immediate liquidity or guaranteed income. Some of the more significant risks relating to an investment in our Common Shares include those listed below:

●	We have a limited operating history and there is no assurance that we will achieve our investment objective.
●	We have not identified specific investments that we will make with the proceeds of this offering. As a result this may be deemed a “blind pool” offering and you will not have the opportunity to evaluate our investments before we make them.
●	There may be changes in laws or regulations (including interpretations thereof), including tax laws, governing our operations or the operations of our portfolio companies or the operations of our competitors.
●	You should not expect to be able to sell your Common Shares regardless of how we perform.
●	You should consider that you may not have access to the money you invest for an extended period of time.
●	We do not intend to list our Common Shares on any securities exchange, and we do not expect a secondary market in our Common Shares to develop.
●	Because you may be unable to sell your Common Shares, you will be unable to reduce your exposure in any market downturn.
●	At the discretion of our Board of Trustees and beginning no later than the first full calendar quarter after we hold the first closing in the offering of Common Shares pursuant to this Registration Statement, we intend to commence a share repurchase program in which we intend to offer to repurchase up to 5% of our Common Shares outstanding (either by number of shares or aggregate NAV) in each quarter. In addition, to the extent we offer to repurchase shares in any particular quarter, any such repurchases will be at prices equal to the NAV per share as of the last calendar day of the applicable month designated by our Board of Trustees, except that the Fund deducts 2.00% from such NAV for shares that have not been outstanding for at least one year. Such share repurchase prices may be lower than the price at which you purchase our Common Shares in this offering. See “Share Repurchase Program.”

●	An investment in our Common Shares is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Share Repurchase Program.”
●	We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, we have no limits on the amounts we may pay from such sources, and we cannot provide assurances on the sale price of assets if we have to sell assets to fund distributions. Funding distributions other than from cash flow from operations may result in us having less funds available to acquire investments.
●	Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by our investment adviser or its affiliates that may be subject to reimbursement to our investment adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce our NAV and may reduce future distributions to which you would otherwise be entitled.
●	We expect to use leverage, which will magnify the potential for loss on amounts invested in us.
●	We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act (the “JOBS Act”), and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Shares less attractive to investors.
●	The instruments we invest in are typically unrated or rated below investment grade, which is often an indication of size, credit worthiness and speculative nature relative to the capacity of the borrower to pay interest and principal. Generally, we believe that if our unrated investments were rated, they would be rated below investment grade. Bonds that are rated below investment grade are sometimes referred to as “high yield bonds” or “junk bonds.” These unrated and below investment grade instruments have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. See “Prospectus Summary — Q: What types of investments do you make?”
Q:	Do you currently own any investments?

Yes. Proceeds from the Private Placement (as defined in “Prospectus Summary — Recent Developments”) have been invested in accordance with the Fund’s investment objective. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Estimated Use of Proceeds” for a discussion of our investment objective and the estimated use of proceeds from this offering. As of January 31, 2023, the NAV per share for our Class I shares was approximately $25.40.

Q:	What is the role of your Board of Trustees?

We operate under the direction of our Board of Trustees, the members of which are accountable to us and our common shareholders as fiduciaries. We have seven Trustees, four of whom have been determined to be independent of us, our investment adviser, Ares and its affiliates (“independent Trustees”). Our independent Trustees are responsible for reviewing the performance of our investment adviser and approving the compensation paid to the our investment adviser and its affiliates. The names and biographical information of our Trustees are provided under “Management of the Fund — Trustees and Executive Officers.”

Q:	What is the difference between the Class S, Class D and Class I Common Shares being offered?

Subject to the receipt of exemptive relief from the SEC, we intend to offer to the public three classes of Common Shares, Class S shares, Class D shares and Class I shares. The differences among the share classes relate to ongoing shareholder servicing and/or distribution fees. In addition, although the Fund will not charge investors an upfront sales load with respect to Class S shares, Class D shares or Class I shares, if you buy Class S shares or Class D shares through certain selling agents, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 3.5% cap on NAV for Class S shares and a 1.5% cap on NAV for Class D shares. Selling agents will not charge brokerage commissions on Class I shares. We and, ultimately, certain classes of holders of our Common Shares, will also pay the following shareholder servicing and/or distribution fees to Ares Wealth Management Solutions, LLC, the intermediary manager, subject to FINRA limitations on underwriting compensation: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares; and (b) for Class D shares, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. No shareholder servicing and/or distribution fee will be paid with respect to Class I shares. A broker will provide the following ongoing services with respect to the Class S or Class D shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering. See “Description of Our Common Shares” and “Plan of Distribution” for a discussion of the differences between our Class S, Class D and Class I shares.

Assuming a constant net asset value per share of $25.00, we expect that a one-time investment in 400 shares of each class of our Common Shares (representing an aggregate net asset value of $10,000 for each class) would be subject to the following shareholder servicing and/or distribution fees:

	Annual
	Shareholder
	Servicing
	and/or
	Distribution	Total Over
	Fee	Five Years
Class S	$85.00	$425.00
Class D	$25.00	$125.00
Class I	$—	$—

Class S shares are available through brokerage and transaction-based accounts. Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/brokerage platforms at participating broker-dealers, (4) through investment advisers registered under the Investment Advisers Act of 1940 or applicable state law that are also registered with or as a broker-dealer, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) other categories of investors that we name in an amendment or supplement to this prospectus. Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) by institutional accounts as defined by FINRA Rule 4512(c), (3) through bank-sponsored collective trusts and bank-sponsored common trusts, (4) by retirement plans (including a trustee or custodian under any deferred compensation or pension or profit sharing plan or payroll deduction IRA established for the benefit of the employees of any company), foundations or endowments, (5) through certain financial intermediaries that are not otherwise registered with or as a broker-dealer and that direct clients to trade with a broker-dealer that offers Class I Shares, (6) through investment advisers registered under the Investment Advisers Act of 1940 or applicable state law that are also registered with or as a broker-dealer, whose broker-dealer does not receive any compensation from the Fund or from the intermediary manager, (7) by the Fund’s officers and Trustees and their immediate family members, as well as officers and employees of Ares and their immediate family members, (8) by participating broker-dealers and their affiliates, including their officers, directors, employees and registered representatives, as well as the immediate family members of such persons, as defined by FINRA Rule 5130, (9) through bank trust departments or any other organization or person authorized to act as a fiduciary for its clients or customers, and (10) by any other categories of purchasers that we name in an amendment or supplement to this prospectus. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase.

If you are eligible to purchase all three classes of shares, then in most cases you should purchase Class I shares because participating broker-dealers will not charge brokerage commissions on Class I shares and Class I shares have no shareholder servicing or distribution fee, which will reduce the NAV or distributions of the other share classes. However, Class I shares will not receive shareholder services.

Q:	What is the per share purchase price?

Shares of each class of our Common Shares will be issued on a monthly basis at a price per share equal to the then-current NAV per share, as described below.

Q:	How will your NAV per share be calculated?

Our NAV will be determined based on the value of our assets less our liabilities, including accrued fees and expenses, as of any date of determination.

Pursuant to Rule 2a-5 under the Investment Company Act, our Board of Trustees has designated our investment adviser as its “valuation designee” to perform fair value determinations for investments held by us without readily available market quotations. Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, the Fund looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser, subject to the oversight of its Board of Trustees, based on, among other things, the input of the Fund’s independent third-party valuation firms that have been engaged to support the valuation of such portfolio investments at least once during a trailing 12-month period (with certain de minimis exceptions) and under a valuation policy and a consistently applied valuation process. See “Determination of Net Asset Value.”

Q:	Is there any minimum investment required?

The minimum initial investment in our Common Shares is $2,500 for Class S or D shares, and the minimum subsequent investment in our Common Shares is $500 per transaction, except that the minimum subsequent investment amount does not apply to purchases made under our distribution reinvestment plan and that the minimum investment in Class I is $1,000,000. In addition, Ares Wealth Management Solutions, LLC (the “intermediary manager”), an affiliate of our investment adviser, may elect to accept smaller investments in its discretion.

Q:	What is a “best efforts” offering?

This is our initial public offering of our Common Shares on a “best efforts” basis. A “best efforts” offering means the intermediary manager and the participating brokers are only required to use their best efforts to sell the shares. When shares are offered to the public on a “best efforts” basis, no underwriter, broker-dealer or other person has a firm commitment or obligation to purchase any of the shares. Therefore, we cannot guarantee the number of shares that will be sold in this offering.

Q:	What is the expected term of this offering?

We have registered $7,500,000,000 in Common Shares. It is our intent to conduct a continuous offering for an extended period of time, by filing for additional offerings of our Common Shares, subject to regulatory approval and continued compliance with the rules and regulations of the SEC and applicable state laws.

We will endeavor to take all reasonable actions to avoid interruptions in the continuous offering of our Common Shares. There can be no assurance, however, that we will not need to suspend our continuous offering while the SEC and, where required, state securities regulators, review such filings for additional offerings of our Common Shares until such filings are declared effective, if at all.

Q:	When may I make purchases of shares and at what price?

Subscriptions to purchase our Common Shares may be made on an ongoing basis, but investors may only purchase our Common Shares pursuant to accepted subscription orders effective as of the first day of the applicable month (based on the NAV per share as determined as of the previous day, being the last calendar day of the applicable month designated by our Board of Trustees), and to be accepted, a subscription request including the full subscription amount must be received in good order at least five business days prior to the first day of the month (unless waived by the intermediary manager). Prior to our receipt and acceptance of the subscription orders effective as of the first day of the applicable month, proceeds from sales of our Common Shares will be placed in a non-interest-bearing account at UMB Bank, N.A., under the control of our transfer agent, DST Asset Manager Solutions, Inc., until we accept or reject such subscription order. In accordance with Rule 15c2-4 under the Exchange Act, when we determine to accept or reject such subscription, such proceeds will be transmitted to us or returned to the investor promptly, as applicable. Upon our acceptance of a shareholder’s subscription, such proceeds will be transferred by our transfer agent into an account maintained by our custodian, U.S. Bank Trust Company, National Association. If a purchase order is received less than five business days prior to the first day of the month, unless waived by the intermediary manager, the purchase order will be held in a non-interest-bearing account and executed in the next month’s closing at the transaction price applicable to that month.

Notice of each share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than seven business days after the Fund’s NAV is determined and credited to the shareholder’s account, together with information relevant for personal and tax records. While a shareholder will not know our NAV applicable on the effective date of the share purchase, our NAV applicable to a purchase of shares will be available generally within 20 business days after the effective date of the share purchase; at that time, the number of shares based on that NAV and each shareholder’s purchase will be determined and shares are credited to the shareholder’s account as of the effective date of the share purchase. See “How to Subscribe” for more details.

Q:	When will the NAV per share be available?

We expect to report our NAV per share as of the last calendar day of the applicable month on our website generally within 20 business days of the last calendar day of the applicable month. Because subscriptions must be submitted at least five business days prior to the first day of the applicable month, you will not know the NAV per share at which you will be subscribing at the time you subscribe.

For example, if you are subscribing in October, your subscription must be submitted at least five business days prior to November 1. The purchase price for your Common Shares will be the NAV per share determined as of October 31. The NAV per share as of October 31 will generally be available within 20 business days from October 31.

Q:	May I withdraw my subscription request once I have made it?

Yes, you may withdraw your subscription request if we have not yet accepted it. Subscribers are not committed to purchase shares at the time their subscription orders are submitted and any subscription may be canceled at any time before the time it has been accepted. You may withdraw your purchase request by notifying the transfer agent, through your financial intermediary or directly on our toll-free, automated telephone line, 888-310-9352.

See “Plan of Distribution” for more information.

Q:	When will my subscription be accepted?

Completed subscription requests will not be accepted by us any earlier than two business days before the first day of the applicable month.

Q:	Will I receive distributions and how often?

We currently intend to pay regular monthly distributions commencing with the first full calendar quarter after we hold the first closing in the offering of Common Shares pursuant to this Registration Statement. However, any distributions we make will be at the sole discretion of our Board of Trustees, who will consider factors such as our earnings, cash flow, capital needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.

Our Board of Trustees’ discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To maintain our treatment as a RIC, we generally are required to make aggregate annual distributions to our common shareholders of at least 90% of our net investment income. See “Description of Our Common Shares” and “Certain U.S. Federal Income Tax Considerations.” The per share amount of distributions on Class S, Class D and Class I shares generally differ because of different class-specific shareholder servicing and/or distribution fees that are deducted from the gross distributions for each share class. Specifically, distributions on Class S shares will be lower than Class D shares, and Class D shares will be lower than Class I shares because we are required to pay a higher ongoing shareholder servicing and/or distribution fee with respect to the Class S shares (compared to Class D shares and Class I shares) and we are required to pay a higher ongoing shareholder servicing and/or distribution fee with respect to Class D shares (compared to Class I shares, which have no shareholder servicing and/or distribution fee).

There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and we have no limits on the amounts we may pay from such sources. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any past or future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings, return of capital or proceeds of this offering will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Additionally, funding distributions from the sales of assets, borrowings, return of capital or proceeds of this offering may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your Common Shares. We believe the likelihood that we will pay distributions from sources other than cash flow from operations will be higher in the early stages of the offering.

Q:	Will the distributions I receive be taxable as ordinary income?

Generally, distributions that you receive, including cash distributions that are reinvested pursuant to our distribution reinvestment plan, will be taxed as ordinary income to the extent they are paid from our current or accumulated earnings and profits. Dividends received will generally not be eligible to be taxed at the lower U.S. federal income tax rates applicable to individuals for “qualified dividends.”

We may designate a portion of distributions as capital gain dividends taxable at capital gain rates to the extent we recognize net capital gains from sales of assets. In addition, a portion of your distributions may be considered return of capital for U.S. federal income tax purposes. Amounts considered a return of capital generally will not be subject to tax, but will instead reduce the tax basis of your investment. This, in effect, defers a portion of your tax until your Common Shares are repurchased, you sell your Common Shares or we are liquidated, at which time you generally will be taxed at capital gains rates. Because each investor’s tax position is different, you should consult with your tax advisor. In particular, non-U.S. investors should consult their tax advisors regarding potential withholding taxes on distributions that they receive. See “Certain U.S. Federal Income Tax Considerations.”

Q:	May I reinvest my cash distributions in additional shares?

Yes. You will receive your distributions in cash unless you elect to have your cash distributions automatically reinvested in additional Common Shares. If you elect to participate in our distribution reinvestment plan, the cash distributions attributable to the class of shares that you own will be automatically invested in additional Common Shares. The purchase price for shares issued under our distribution reinvestment plan will be equal to the most recent NAV per share for such shares at the time the distribution is payable. You will not pay upfront selling commissions when purchasing shares under our distribution reinvestment plan; however, all shares, including those issued under our distribution reinvestment plan, will be subject to the ongoing shareholder servicing and/or distribution fee. Participants may terminate their participation in the distribution reinvestment plan by providing written notice to the Plan Administrator (defined below) five business days in advance of the first calendar day of the next month in order for a shareholder’s termination to be effective for such month. See “Description of Our Common Shares” and “Distribution Reinvestment Plan.”

Q:	Can I request that my shares be repurchased?

Yes, subject to limitations. At the discretion of our Board of Trustees and beginning no later than the first full calendar quarter after we hold the first closing in the offering of Common Shares pursuant to this Registration Statement, we intend to commence a share repurchase program in which we intend to offer to repurchase up to 5% of our Common Shares outstanding (either by number of shares or aggregate NAV) in each quarter. Our Board of Trustees may amend, suspend or terminate the share repurchase program at any time if it deems such action to be in our best interest and the best interest of our common shareholders. As a result, share repurchases may not be available each quarter. We will conduct any such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the Investment Company Act, with the terms of such tender offer published in a tender offer statement to be sent to all shareholders and filed on Schedule TO. All shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.

Under our share repurchase program, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to tender offers using a purchase price equal to the NAV per share as of the last calendar day of the applicable month designated by our Board of Trustees, except that the Fund deducts 2.00% from such NAV for shares that have not been outstanding for at least one year (the “Early Repurchase Deduction”). The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.

In the event the amount of shares tendered exceeds the repurchase offer amount, shares will be repurchased on a pro rata basis. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase program, as applicable.

The majority of our assets will consist of directly originated loans that generally cannot be readily liquidated without impacting our ability to realize their full value upon disposition. For cash management and other purposes and in order to provide liquidity for share repurchases, we currently anticipate maintaining a smaller allocation to broadly syndicated loans and other more liquid credit investments. We expect that the instruments underlying our liquid credit investments will primarily be the same as the instruments underlying our directly originated loans (including loans, notes, bonds and other corporate debt securities). We may fund repurchase requests from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and we have no limits on the amounts we may pay from such sources. Should making repurchase offers, in our judgment, place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the Fund as a whole, or should we otherwise determine that investing our liquid assets in self-originated loans or other illiquid investments rather than repurchasing our Common Shares is in the best interests of the Fund and its shareholders as a whole, then we may choose to offer to repurchase fewer shares than described above, or none at all. See “Share Repurchase Program.”

Q:	Will I be notified of how my investment is doing?

Yes. We will provide you with periodic updates on the performance of your investment with us, including:

●	investor statements at least quarterly;
●	quarterly and annual reports;
●	in the case of certain U.S. shareholders, an annual Internal Revenue Service (“IRS”) Form 1099-DIV or IRS Form 1099-B, if required, and, in the case of non-U.S. shareholders, an annual IRS Form 1042-S; and
●	confirmation statements (after transactions affecting your balance, except reinvestment of distributions in us and certain transactions through minimum account investment or withdrawal programs); and a quarterly statement providing material information regarding your participation in the distribution reinvestment plan and an annual statement providing tax information with respect to income earned on shares under the distribution reinvestment plan for the calendar year.

Depending on legal requirements, we may post this information on our website, https://areswmsresources.com/investment-solutions/asif/, or provide this information to you via U.S. mail or other courier, electronic delivery, or some combination of the foregoing. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. Information about us will also be available on the SEC’s website at www.sec.gov.

In addition, we expect to report our monthly NAV per share as of the last calendar day of the applicable month on our website generally within 20 business days of the last calendar day of the applicable month. We use our website as a channel of distribution of fund information. The information we post through this channel may be deemed material. Accordingly, investors should monitor this channel, in addition to following our press releases, SEC filings and webcasts. The contents of our website are not, however, a part of this prospectus or registration statement.

Q:	What fees do you pay to your investment adviser?

Pursuant to the investment advisory and management agreement, our investment adviser is responsible for, among other things, determining the composition of our portfolio, identifying, evaluating and negotiating the structure of the investments we make (including performing due diligence on our prospective portfolio companies), closing and monitoring the investments we make, determining the securities and other assets that we purchase, retain or sell and providing us with such other investment advisory, research and related services as we may from time to time require. We will pay our investment adviser a fee for its services under the investment advisory and management agreement consisting of two components: a base management fee and an incentive fee.

The base management fee is payable monthly in arrears at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable month. For the first calendar month in which the Fund had operations, December 2022, net assets (as defined by GAAP) were measured as the beginning net assets as of the effective date of the investment advisory and management agreement, which was November 22, 2022.

The incentive fee consists of two components as follows:

●	The first part of the incentive fee is based on income, whereby we pay our investment adviser quarterly in arrears 12.5% of our pre-incentive fee net investment income (as defined below) for each calendar quarter subject to a 5.00% annualized hurdle rate, with a catch-up.
●	The second part of the incentive fee is based on realized capital gains, whereby we pay our investment adviser at the end of each calendar year in arrears 12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains.

The incentive fee is not based on a particular share class and will be allocated to each class of Common Shares based upon the relative proportion of net assets represented by such class.

See “Investment Advisory and Management Agreement and Administrative Agreement” for additional information.

Q:	Who will administer the Fund?

Pursuant to an administration agreement, referred to herein as the “administration agreement”, with our administrator, Ares Operations LLC (our “administrator”), furnishes us with office equipment and clerical, bookkeeping and record keeping services at our office facilities. Under the administration agreement, our administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology and investor relations, being responsible for the financial records that we are required to maintain and preparing reports to our shareholders and reports filed with the SEC. In addition, our administrator assists us in determining and publishing our NAV, assists us in providing managerial assistance to our portfolio companies, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our shareholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement are equal to an amount based upon our allocable portion of our administrator’s overhead and other expenses (including travel expenses) incurred by our administrator in performing its obligations under the administration agreement, including our allocable portion of the compensation, rent and other expenses of certain of our officers and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. See “Investment Advisory and Management Agreement and Administration Agreement — Administration Agreement.”

Q:	What are the offering and servicing costs?

The Fund will not charge investors an upfront sales load with respect to Class S shares, Class D shares or Class I shares. However, if you buy Class S shares or Class D shares through certain selling agents, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 3.5% cap on NAV for Class S shares and a 1.5% cap on NAV for Class D shares. Selling agents will not charge such fees on Class I shares. Please consult your selling agent for additional information.

Subject to FINRA limitations on underwriting compensation, we and, ultimately, certain classes of our common shareholders will pay the following shareholder servicing and/or distribution fees to the intermediary manager: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares; and (b) for Class D shares, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. No shareholder servicing and/or distribution fee will be paid with respect to the Class I shares. The intermediary manager anticipates that all or a portion of the shareholder servicing and/or distribution fee will be retained by, or reallowed (paid) to, participating broker dealers. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We and, ultimately, our common shareholders, will also pay or reimburse organization and initial offering expenses and, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses, as discussed below. FINRA defines “underwriting compensation” as any payment, right, interest, or benefit received or to be received by a participating member from any source for underwriting, allocation, distribution, advisory and other investment banking services in connection with a public offering. The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering. See “Plan of Distribution” and “Estimated Use of Proceeds.”

Our investment adviser has agreed to advance all of our estimated organization and initial offering expenses on our behalf (including legal, accounting, printing, mailing, subscription processing and filing fees and expenses and other offering expenses), including costs associated with technology integration between the Fund’s systems and those of our participating broker-dealers, reasonable bona fide due diligence expenses of participating broker-dealers supported by detailed and itemized invoices, costs in connection with preparing sales materials and other marketing expenses, design and website expenses, fees and expenses of our transfer agent, fees to attend retail seminars sponsored by participating broker-dealers and costs, expenses and reimbursements for travel, meals, accommodations, entertainment and other similar expenses related to meetings or events with current and prospective investors, broker-dealers, registered investment advisors or financial or other advisors, but excluding the shareholder servicing and/or distribution fees pursuant to the Expense Support and Conditional Reimbursement Agreement. Our investment adviser may also elect to pay certain of our other expenses on our behalf (each payment of expenses, an “Expense Payment”), provided that no portion of the payment will be used to pay any interest expense or shareholder servicing and/or distribution fee of the Fund. We are obligated to reimburse our investment adviser until such time as all Expense Payments made by our investment adviser to us within three years prior to the last business day of the applicable calendar month in which such Reimbursement Payment obligation is accrued have been reimbursed, subject to certain conditions in the Expense Support and Conditional Reimbursement Agreement. Any payments required to be made by the Fund shall be referred to herein as a “Reimbursement Payment”. In addition, our investment adviser may waive its right to receive monthly reimbursement payments from us in an applicable month. See Note 3 of our consolidated financial statements for more information about our Expense Support and Conditional Reimbursement Agreement.

Q:	What are your expected operating expenses?

We expect to incur operating expenses in the form of our base management and incentive fee, the shareholder servicing and/or distribution fees, interest expense on our borrowings and other expenses, including the expenses we pay to our administrator. See “Fees and Expenses.”

Q:	What are your policies related to conflicts of interests with Ares and its affiliates?

Our investment adviser owes a fiduciary duty to us, including with respect to its receipt of compensation and the allocation of investment opportunities. Our investment adviser, Ares and their respective affiliates (collectively, the “Firm”) will be subject to certain conflicts of interest with respect to the services our investment adviser and our administrator provide for us and other investment funds, partnerships, limited liability companies, corporations or similar investment vehicles, clients or the assets or investments for the account of any client, or separate account for which, in each case, our investment adviser or one or more of its affiliates acts as general partner, manager, managing member, investment adviser, sponsor or in a similar capacity (collectively, including the Fund, “Ares Clients”). These conflicts will arise primarily from the involvement of the Firm in other activities that may conflict with our activities. You should be aware that individual conflicts will not necessarily be resolved in favor of our interest.

In addition, certain Ares Clients may have investment objectives that compete or overlap with, and may from time to time invest in asset classes similar to those targeted by, us. Consequently, we, on the one hand, and these other entities on the other hand, may from time to time pursue the same or similar capital and investment opportunities. Ares and our investment adviser endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with their fiduciary duties owed to each of their clients.

Our Board of Trustees is responsible for monitoring and performing an oversight role with respect to the business and affairs of the Fund, including with respect to investment practices and performance, valuations, compliance with regulatory requirements and the services, conflicts of interest, expenses and performance of service providers to the Fund. Among other things, our Board of Trustees annually approves the appointment and compensation of the investment adviser, administrator and officers and reviews and monitors the services and activities performed by the investment adviser, administrator and officers. Our investment adviser seeks to allocate investment opportunities, to the extent practicable, in a manner that is fair and equitable and consistent with our investment adviser’s allocation policy. Our investment adviser’s allocation policy is designed to manage the potential conflicts of interest between our investment adviser’s fiduciary obligations to us and its or its affiliates’ similar fiduciary obligations to other clients, including the Ares Clients; however, there can be no assurance that our investment adviser’s efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor. Our Board of Trustees monitors how the investment adviser resolves these and other conflicts of interest associated with its management services and compensation to ensure they remain appropriate.

See “Potential Conflicts of Interest” for additional information about conflicts of interest that could impact the Fund and “Management of the Fund” for additional information about how our Board of Trustees oversees the Fund’s management.

Q:	Are there any ERISA considerations in connection with an investment in our Common Shares?

We intend to conduct our affairs so that our assets should not be deemed to constitute “plan assets” under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and certain U.S. Department of Labor regulations promulgated thereunder, as modified by Section 3(42) of ERISA (the “Plan Asset Regulations”). In this regard, until such time as the Common Shares are considered “publicly offered securities” within the meaning of the Plan Asset Regulations, the Fund intends to limit investment in our Common Shares by “benefit plan investors” to less than 25% of the total value of each class of our Common Shares, within the meaning of the Plan Asset Regulations.

In addition, each prospective investor that is, or is acting on behalf of any (i) “employee benefit plan” (within the meaning of Section 3(3) of ERISA) that is subject to Title I of ERISA, (ii) “plan” described in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code (including, for example, an individual retirement account and a “Keogh” plan), (iii) plan, account or other arrangement that is subject to the provisions of any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws”), or (iv) entity whose underlying assets are considered to include the assets of any of the foregoing described in clauses (i), (ii) and (iii) (each of the foregoing described in clauses (i), (ii), (iii) and (iv) referred to as a “Plan”), must independently determine that our Common Shares are an appropriate investment for the Plan, taking into account its obligations under ERISA, the Code and applicable Similar Laws, and the facts and circumstances of each investing Plan.

Prospective investors should carefully review the matters discussed under “Risk Factors — Risks Relating to an Investment in the Shares” and “Restrictions on Share Ownership” and should consult with their own advisors as to the consequences of making an investment in the Fund.

Q:	What is the impact of being an “emerging growth company?”

We are an “emerging growth company,” as defined by the JOBS Act. As an emerging growth company, we are eligible to take advantage of certain exemptions from various reporting and disclosure requirements that are applicable to public companies that are not emerging growth companies. For so long as we remain an emerging growth company, we will not be required to have an auditor attestation report on our internal control over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”).

In addition, the JOBS Act provides that an emerging growth company may take advantage of an extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies. This means that an emerging growth company can delay adopting certain accounting standards until such standards are otherwise applicable to private companies.

We will remain an emerging growth company for up to five years, or until the earliest of: (1) the last date of the fiscal year during which we had total annual gross revenues of $1.235 billion or more; (2) the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; or (3) the date on which we are deemed to be a “large accelerated filer” as defined under Rule 12b-2 under the Exchange Act.

We do not believe that being an emerging growth company will have a significant impact on our business or this offering. We have elected to opt in to the extended transition period for complying with new or revised accounting standards available to emerging growth companies. Also, because we are not a large accelerated filer or an accelerated filer under Section 12b-2 of the Exchange Act, and will not be for so long as our Common Shares are not traded on a securities exchange, we will not be subject to auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act even once we are no longer an emerging growth company. In addition, so long as we are externally managed by our investment adviser and we do not directly compensate our executive officers, or reimburse our investment adviser or its affiliates for the salaries, bonuses, benefits and severance payments for persons who also serve as one of our executive officers or as an executive officer of our investment adviser, we do not expect to include disclosures relating to executive compensation in our periodic reports or proxy statements and, as a result, do not expect to be required to seek shareholder approval of executive compensation and golden parachute compensation arrangements pursuant to Section 14A(a) and (b) of the Exchange Act.

Q:	When will I get my detailed tax information?

In the case of certain U.S. shareholders, we expect your IRS Form 1099-DIV tax information, if required, to be mailed by January 31 of each year.

Q:	Who can help answer my questions?

If you have more questions about this offering or if you would like additional copies of this prospectus, you should contact your financial adviser or our transfer agent: DST Asset Manager Solutions, Inc., 1055 Broadway, Kansas City, MO 64105.

Recent Developments

Private Placement

Beginning in November 2022 and ending on January 30, 2023, we entered into subscription agreements with several investors providing for the commitment to purchase an aggregate of up to $847.1 million of the Fund’s Class I shares (the “Private Placement”). The Private Placement was conducted pursuant to Section 4(a)(2) of the Securities Act and Rule 506(b) promulgated under the Securities Act and was thus exempt from registration under the Securities Act as it was made only to investors (or advisors and/or managers of such investors) with whom our investment adviser had substantive pre-existing relationships, as each of such investors (or such investor’s advisors and/or managers) was known by our investment adviser (or persons acting on our investment adviser’s behalf ) due to a prior investment relationship with entities affiliated with Ares, and who are “accredited investors” under Rule 501(a) of the Securities Act.

Pursuant to such agreements entered into between the Fund and each investor in connection with the Private Placement (the “Private Placement Agreements”), the investors participating in the Private Placement (the “Private Placement Investors”) committed to purchase Class I shares at an initial offering price of $25.00 per share. Private Placement Investors’ subscriptions were initially drawn down at a price of $25.00 per share, and subsequent drawdowns are priced at the Fund’s current net asset value at the time of drawdown. Under the Private Placement Agreements, we intend to call all capital from the Private Placement Investors prior to closing on the sale of any shares pursuant to this Registration Statement. The Private Placement Agreements include an Accredited Investor Status questionnaire, which requires all investors to certify that they are “accredited investors,” as defined in Rule 501(a) of Regulation D under the Securities Act. Each Private Placement Investor’s commitment to purchase Common Shares is not conditioned on any future event within a Private Placement Investor’s control, and, as such, the Private Placement is not conditioned on any future event.

Pursuant to the Private Placement Agreements, as of February 28, 2023, we have called an aggregate of $244.6 million from the Private Placement Investors, and in exchange therefore we have issued approximately 9.7 million Class I shares to 61 shareholders, including the investment from our sole initial shareholder. We have not offered or sold any of our Class S or Class D shares.

From January 1, 2023 through January 30, 2023, the last day on which we accepted Private Placement Agreements, the Fund entered into Private Placement Agreements with Private Placement Investors providing commitments of $156 million to purchase the Fund’s Class I shares.

From January 1, 2023 through February 28, 2023, we called $96.5 million from the Private Placement Investors and issued approximately 3.8 million Class I shares.

We commenced operations in December 2022 after we received initial capital from the Private Placement. In connection with the commencement of our operations, the investment advisory and management agreement became effective and the base management fee and any incentive fees, as applicable, payable by us to our investment adviser under the investment advisory and management agreement began to accrue. Proceeds from the Private Placement are being invested in accordance with the Fund’s investment objective.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in Common Shares will bear, directly or indirectly. Other expenses are estimated and may vary. Actual expenses may be greater or less than shown.

	Class S	Class D	Class I
	Shares	Shares	Shares
Shareholder Transaction Expenses (Fees Paid Directly from your Investment)
Maximum Sales Load(1)	—%	—%	—%
Maximum Early Repurchase Deduction(2)	2.00%	2.00%	2.00%
Annual Expenses (As a Percentage of Net Assets Attributable to our Common Shares)(3)
Base Management Fee(4)	1.25%	1.25%	1.25%
Incentive Fee(5)	—%	—%	—%
Shareholder Servicing and/or Distribution Fee(6)	0.85%	0.25%	—%
Interest Payment on Borrowed Funds(7)	8.30%	8.30%	8.30%
Other Expenses(8)	1.74%	1.74%	1.74%
Total Annual Expenses	12.14%	11.54%	11.29%
(1)	The Fund will not charge investors an upfront sales load with respect to Class S shares, Class D shares or Class I shares. However, if you buy Class S shares or Class D shares through certain selling agents, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 3.5% cap on NAV for Class S shares and a 1.5% cap on NAV for Class D shares. Selling agents will not charge such fees on Class I shares. Please consult your selling agent for additional information.
(2)	Under our share repurchase program, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to tender offers using a purchase price equal to the NAV per share as of the last calendar day of the applicable month designated by our Board of Trustees, except that the Fund deducts 2.00% from such NAV for shares that have not been outstanding for at least one year. We refer to this as the Early Repurchase Deduction. The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining common shareholders.
(3)	Weighted average net assets employed as the denominator for expense ratio computation is $1.0 billion. This estimate is based on the assumption that we sell $1.0 billion of our Common Shares in the initial 12-month period of this offering. Actual net assets will depend on the number of shares we actually sell, realized gains/losses, unrealized appreciation/ depreciation and share repurchase activity, if any.
(4)	The base management fee paid to our investment adviser is calculated at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable month.
(5)	We may have capital gains and investment income that could result in the payment of an incentive fee in the first year of investment operations. The incentive fee, is divided into two parts:
●	The first part of the incentive fee is based on income, whereby we pay our investment adviser quarterly in arrears 12.5% of our pre-incentive fee net investment income (as defined below) for each calendar quarter subject to a 5.00% annualized hurdle rate, with a catch-up.
●	The second part of the incentive fee is based on realized capital gains, whereby we pay our investment adviser at the end of each calendar year in arrears 12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis as calculated in accordance with GAAP, less the aggregate amount of any previously paid capital gains incentive fees.

The incentive fee is not based on a particular share class and will be allocated to each class of Common Shares based upon the relative proportion of net assets represented by such class.

Pre-incentive fee net investment income includes, in the case of investments with a deferred income feature (such as market discount or original issue discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities), accrued income that the Fund has not yet received in cash. Our investment adviser is not under any obligation to reimburse us for any part of the income based fees it receives that are based on accrued income that we never actually receive. See “Risk Factors — Risks Relating to Our Business and Structure — There are significant potential conflicts of interest that could impact our investment returns,” “Our investment adviser’s fee structure may induce it to make certain investments on our behalf, including speculative investments” and “We may be obligated to pay our investment adviser certain fees even if we incur a loss.”

Pre-incentive fee net investment income is not adjusted for incentive fee payments or any shareholder servicing and/or distribution fee payments by the Class S Shares and the Class D Shares. Accordingly, pre-incentive fee net investment income may be calculated on higher amounts of income than the Fund may ultimately realize. Pre-incentive fee net investment income also does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from pre-incentive fee net investment income. As a result, for any calendar quarter, the incentive fee attributable to pre-incentive fee net investment income that is paid to our investment adviser may be calculated on the basis of an amount that is greater than the amount of net investment income actually earned by the Fund for such calendar quarter.

As we cannot predict whether we will meet the necessary performance targets, we have assumed no incentive fee for this chart. Once fully invested, we expect the incentive fee we pay to increase to the extent we earn greater income or generate capital gains through our investments in portfolio companies. If we achieved an annualized total return of 5% for each quarter made up entirely of net investment income, no incentive fee would be payable to our investment adviser because the hurdle rate was not exceeded. If instead we achieved a total return of 5% in a calendar year made up of entirely realized capital gains net of all realized capital losses and unrealized capital depreciation, an incentive fee equal to 0.63% of our net assets would be payable. See “Investment Advisory and Management Agreement and Administration Agreement” for more information concerning the incentive fee.

(6)	Subject to FINRA limitations on underwriting compensation, we and, ultimately, certain classes of our common shareholders, will pay the following shareholder servicing and/or distribution fees to the intermediary manager: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares; and (b) for Class D shares, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. No shareholder servicing and/or distribution fee will be paid with respect to the Class I shares. The intermediary manager anticipates that all or a portion of the shareholder servicing and/or distribution fee will be retained by, or reallowed (paid) to, participating broker dealers. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including selling commissions, shareholder servicing and/or distribution fees and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, as required by exemptive relief for which we have applied to allow us to offer multiple classes of shares, at the end of the month in which the intermediary manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the intermediary manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on either (i) each such share that would exceed such limit or (ii) all Class S shares and Class D shares in such common shareholder’s account. We may modify this requirement if permitted by applicable exemptive relief. At the end of such month, the applicable Class S shares or Class D shares in such common shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares. The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering. See “Plan of Distribution” and “Estimated Use of Proceeds”.

(7)	We may from time to time borrow funds to make investments, including before we have fully invested the proceeds of this continuous offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by common shareholders. The figure in the table assumes that we borrow for investment purposes an amount equal to 125% of our weighted average net assets in the initial 12-month period of the offering after the initial closing for the offering of Common Shares pursuant to this Registration Statement, and that the average annual cost of borrowings, including the amortization of cost associated with obtaining borrowings and unused commitment fees, on the amount borrowed is 6.64%. Our ability to incur leverage during the 12 months following the commencement of this offering depends, in large part, on the amount of money we are able to raise through the sale of shares and the availability of financing in the market. See “Prospectus Summary — Recent Developments”.
(8)	“Other expenses” includes our overhead expenses, including payments under our administration agreement based on our allocable portion of overhead and other expenses incurred by our administrator and transfer agent in performing their obligations under the administration agreement and transfer agency agreement, respectively, and our organization and offering expenses and income taxes. The amount of “Other expenses” presented in the table estimates the amounts we expect to pay during the initial 12-month period of the offering, including $8.3 million of estimated organization and initial offering expenses agreed to be advanced by our investment adviser pursuant to the Expense Support and Conditional Reimbursement Agreement, including $1.5 million of expenses incurred in connection with the Private Placement. Assuming our investment adviser does not seek reimbursement for any of the $8.3 million of organization and initial offering expenses it agreed to advance, our total annual expenses for the initial 12-month period of this offering would decrease by 0.91% for each class of Common Shares.

We have entered into an Expense Support and Conditional Reimbursement Agreement with our investment adviser, pursuant to which, among other things, our investment adviser has agreed to advance all of our estimated organization and initial offering expenses, including expenses incurred in connection with the Private Placement. We are obligated to reimburse our investment adviser until such time as all Expense Payments made by our investment adviser to us within three years prior to the last business day of the applicable calendar month in which such Reimbursement Payment obligation is accrued have been reimbursed, subject to certain conditions in the Expense Support and Conditional Reimbursement Agreement. See Note 3 of our consolidated financial statements for more information about our Expense Support and Conditional Reimbursement Agreement. In addition, our investment adviser may waive its right to receive monthly reimbursement payments from us in an applicable month. If we are required to reimburse our investment adviser pursuant to the Expense Support and Conditional Reimbursement Agreement, we and, ultimately, our common shareholders, will repay such expenses pursuant to the terms of that agreement.

Example: We have provided an example of the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in each class of our Common Shares. In calculating the following expense amounts, we have assumed that:

(1)	our annual operating expenses and offering expenses remain at the levels set forth in the table above, except to reduce annual expenses to exclude non-recurring organization and initial offering expenses,
(2)	the annual return before fees and expenses is 5.00%,
(3)	the net return after payment of fees and expenses is distributed to common shareholders and reinvested at NAV, and
(4)	your financial intermediary does not directly charge you transaction or other fees.

Class S shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	$124	$346	$536	$900
Total expenses assuming a 5.0% annual return solely from net realized capital gains:	$131	$361	$556	$921

Class D shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	$118	$331	$516	$878
Total expenses assuming a 5.0% annual return solely from net realized capital gains:	$125	$346	$536	$901

Class I shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	$116	$325	$507	$869
Total expenses assuming a 5.0% annual return solely from net realized capital gains:	$122	$340	$528	$892

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our Common Shares will bear directly or indirectly. While the examples assume, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. If we were to achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our Board of Trustees authorizes and we declare a cash dividend, participants in our distribution reinvestment plan who have elected to receive shares will receive a number of Common Shares determined by dividing the total dollar amount of the dividend payable to a participant by the NAV per share on the valuation date for the dividend. See “Distribution Reinvestment Plan” below for additional information regarding our distribution reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses as actual expenses (including the cost of debt, if any, and other expenses) that we may incur in the future and such actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS

The following table of financial highlights is intended to help a prospective investor understand our financial performance for the period shown. The financial data set forth in the following table as of and for the period from December 5, 2022 (commencement of operations) to December 31, 2022 are derived from the Fund’s consolidated financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm whose report is included in this prospectus. Results as of and for the period from December 5, 2022 (commencement of operations) to December 31, 2022 are not necessarily indicative of the results that may be expected for future periods. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in this prospectus.

Class I
Per Share Data:
Net asset value, beginning of period	$25.00
Net investment income for period(1)	0.03
Net realized and unrealized losses for period(1)	(0.04)
Net decrease in net assets	(0.01)
Net asset value, end of period	$24.99
Total return based on net asset value(2)	(0.05)%
Shares outstanding, end of period	5,927
Ratio/Supplemental Data:
Net assets, end of period	$148,098
Ratio of operating expenses (excluding expense support) to average net assets(3)(4)(5)	6.71%
Ratio of operating expenses (including expense support) to average net assets(3)(4)(5)	—%
Ratio of net investment income to average net assets(3)(6)	1.73%
Portfolio turnover rate(3)	80%
(1)	Weighted average basic per share data.
(2)

For the period from December 5, 2022 (commencement of operations) to December 31, 2022, the total return based on net asset value equaled the change in net asset value during the period divided by the beginning net asset value for the period. The Fund’s performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(3)	The ratios reflect an annualized amount, except organization costs.
(4)	Includes organization costs.
(5)	For the period from December 5, 2022 (commencement of operations) to December 31, 2022, the ratio of operating expenses to average net assets consisted of the following:

Class I
Base management fees	1.23%
Income based incentive fees and capital gains incentive fees	—%
Cost of borrowing	1.12%
Organization costs	0.53%
Other operating expenses	3.83%
Total operating expenses	6.71%

(6)	The ratio of net investment income to average net assets excludes income taxes related to realized gains and losses.

RISK FACTORS

Investing in our Common Shares involves a number of significant risks. The following information is a discussion of material risk factors associated with an investment in our Common Shares specifically, as well as those factors generally associated with an investment in a company with an investment objective, investment policies, capital structure or traders markets similar to ours. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our Common Shares. If any of the following events occur our business, financial condition and results of operations could be materially and adversely affected. In such cases, the NAV of our Common Shares could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

We have a limited operating history.

We are a closed-end management investment company organized as a Delaware statutory trust. We have elected to be regulated as a BDC under the Investment Company Act. We have a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. We are subject to the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and the value of a shareholder’s investment could decline substantially or become worthless. Further, our investment adviser has not previously offered a non-traded business development company. While we believe that the past professional experiences of our investment adviser’s investment team, including investment and financial experience of our investment adviser’s senior management, will increase the likelihood that our investment adviser will be able to manage us successfully, there can be no assurance that this will be the case.

Our Board of Trustees may change our operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to our results of operations and financial condition.

Our Board of Trustees has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without shareholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, NAV, operating results and value of our Common Shares. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we have significant flexibility in investing the net proceeds from our continuous offering and may use the net proceeds from our continuous offering in ways with which investors may not agree or for purposes other than those contemplated in this Registration Statement.

Our Board of Trustees may amend our Declaration of Trust without prior shareholder approval.

Our Board of Trustees may, without shareholder vote, subject to certain exceptions, amend or otherwise supplement our Declaration of Trust by making an amendment, a Declaration of Trust supplemental thereto or an amended and restated Declaration of Trust, including without limitation to classify the Board of Trustees, to impose advance notice bylaw provisions for Trustee nominations or for shareholder proposals, to require super-majority approval of transactions with significant shareholders or other provisions that may be characterized as anti-takeover in nature.

The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets, which may have a negative impact on our business and operations.

From time to time, capital markets may experience periods of disruption and instability, including during portions of the past three fiscal years. In addition, in between 2008 and 2009, the global capital markets were unstable evidenced by periodic disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of the U.S. federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. There can be no assurance these market conditions will not continue or worsen in the future, including as a result of inflation and rising interest rates, the war in Ukraine and Russia, and health epidemics and pandemics, as discussed below.

Volatility and dislocation in the capital markets can also create a challenging environment in which to raise or access equity or debt capital. The reappearance of market conditions similar to those experienced during portions of the past three fiscal years and from 2008 through 2009 for any substantial length of time could make it difficult to extend the maturity of or refinance our existing indebtedness or obtain new indebtedness with similar terms and any failure to do so could have a material adverse effect on our business. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently experience, including the current rising interest rate environment. If we are unable to raise or refinance debt, then our equity investors may not benefit from the potential for increased returns on equity resulting from leverage and we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies.

Significant disruption or volatility in the capital markets may also have a negative effect on the valuations of our investments. While most of our investments will not be publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). Significant disruption or volatility in the capital markets may also affect the pace of our investment activity and the potential for liquidity events involving our investments. Thus, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required, and as a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. An inability to raise or access capital could have a material adverse effect on our business, financial condition or results of operations.

Certain of our portfolio companies’ businesses could be adversely affected by the effects of health pandemics or epidemics, including the ongoing COVID-19 pandemic, which has had, and may continue to have, a negative impact on our and our portfolio companies’ businesses and operations.

Certain of our portfolio companies’ businesses could be adversely affected by the effects of health pandemics or epidemics, including the ongoing COVID-19 global pandemic, the evolution of which continues to be uncertain. Recurring COVID-19 outbreaks around the world have heightened concerns relating to new and potentially more dangerous virus variants, which, if transmitted around the globe could lead to the re-introduction of restrictions that were in place in 2020, 2021, and to a lesser extent in 2022, or even the adoption of other more strict measures to combat outbreaks. Another severe outbreak of COVID-19 or another pandemic can disrupt our and our portfolio companies’ businesses and materially and adversely impact our and/or their financial results.

The COVID-19 pandemic contributed to certain conditions associated with the current macroeconomic environment and caused significant disruptions and instabilities in the global and U.S. financial markets or deteriorations in credit and financing conditions. A resurgence of COVID-19 or another pandemic with effects similar to those of COVID-19 may adversely affect our and our portfolio companies’ liquidity positions.

A failure on our part to maintain our status as a BDC may significantly reduce our operating flexibility.

If we fail to maintain our status as a BDC, we might be regulated as a closed-end investment company that is required to register under the Investment Company Act, which would subject us to additional regulatory restrictions and significantly decrease our operating flexibility. In addition, any such failure could cause an event of default under our outstanding indebtedness, which could have a material adverse effect on our business, financial condition or results of operations.

We are dependent upon certain key personnel of Ares for our future success and upon their access to other Ares investment professionals.

We depend on the diligence, skill, judgment, network of business contacts and personal reputations of certain key personnel of the Ares Credit Group and our future success depends on their continued service. We also depend, to a significant extent, on access to the investment professionals of other groups within Ares, the information and deal flow generated by Ares’ investment professionals in the course of their investment and portfolio management activities, as well as the support of senior business operations professionals of Ares. Ares does not expect to provide key person life insurance in respect of, or enter into employment contracts with, such Ares key personnel.

The departure or misconduct of any of these individuals, or of a significant number of the investment professionals or partners of Ares, could have a material adverse effect on our business, financial condition or results of operations. In addition, we cannot assure you that Ares Capital Management will remain our investment adviser or that we will continue to have access to Ares’ investment professionals or its information and deal flow. Further, there can be no assurance that Ares Strategic Income Fund will replicate Ares’ historical success, including that of Ares Capital Corporation, and we caution you that our investment returns could be substantially lower than the returns achieved by other Ares-managed funds.

Our financial condition and results of operations depend on our ability to manage future growth effectively.

Our ability to achieve our investment objective depends on our ability to acquire suitable investments and monitor and administer those investments, which depends, in turn, on our investment adviser’s ability to identify, invest in and monitor companies that meet our investment criteria.

Accomplishing this result on a cost-effective basis is largely a function of the structuring of our investment process and the ability of our investment adviser to provide competent, attentive and efficient services to us. Our executive officers and the members of our investment adviser’s ASIF Investment Committee (the "Investment Committee") have substantial responsibilities in connection with their roles at Ares and with the other Ares funds, including Ares Capital Corporation, as well as responsibilities under the investment advisory and management agreement. They may also be called upon to provide significant managerial assistance to certain of our portfolio companies. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order for us to grow, Ares will need to hire, train, supervise, manage and retain new employees. However, we cannot assure you that Ares will be able to do so effectively. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Our ability to grow depends on our ability to raise capital.

We will need to periodically access the capital markets to raise cash to fund new investments in excess of our repayments, and we may also need to access the capital markets to refinance existing debt obligations to the extent such maturing obligations are not repaid with availability under our revolving credit facilities or cash flows from operations. We intend to elect to be treated as a RIC and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. Among other things, in order to maintain our RIC status, we must distribute to our common shareholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income, and, as a result, such distributions will not be available to fund investment originations or repay maturing debt. We must continue to borrow from financial institutions and issue additional securities to fund our growth. Unfavorable economic or capital market conditions may increase our funding costs, limit our access to the capital markets or could result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets may limit our ability to refinance our existing debt obligations as they come due and/or to fully execute our business strategy and could limit our ability to grow or cause us to have to shrink the size of our business, which could decrease our earnings, if any.

In addition, we are currently allowed to borrow amounts or issue debt securities or preferred stock, which we refer to collectively as “senior securities,” such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 150% (or 200% if certain requirements under the Investment Company Act are not met) immediately after such borrowing (i.e., we are able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us). Such requirement, in certain circumstances, may restrict our ability to borrow or issue debt securities or preferred stock. The amount of leverage that we employ will depend on our investment adviser’s and our Board of Trustees’ assessments of market and other factors at the time of any proposed borrowing or issuance of senior securities. We cannot assure you that we will be able to extend the maturity of or refinance any existing indebtedness, or obtain lines of credit or issue senior securities at all or on terms acceptable to us.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

We may issue senior securities or borrow money from banks or other financial institutions, up to the maximum amount permitted by the Investment Company Act. As a BDC, we are permitted to incur indebtedness or issue senior securities only in amounts such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 150% after each such incurrence or issuance (i.e., we are able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us) if certain requirements under the Investment Company Act are met. If the value of our assets declines, we may be unable to satisfy this test, which may prohibit us from making distributions and could prevent us from maintaining our status as a RIC or may prohibit us from repurchasing shares of our Common Shares. In addition, our inability to satisfy this test could cause an event of default under our existing indebtedness. If we cannot satisfy this test, we may be required to sell a portion of our investments at a time when such sales may be disadvantageous and, depending on the nature of our leverage, repay a portion of our indebtedness. Accordingly, any failure to satisfy this test could have a material adverse effect on our business, financial condition or results of operations. As of December 31, 2022, we had no borrowings outstanding under our Credit Facility. Also, to generate cash for funding new investments, we may in the future seek to issue additional debt or to securitize certain of our loans. The Investment Company Act may impose restrictions on the structure of any such securitization.

The requirement that we invest a sufficient portion of our assets in Qualifying Assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in Qualifying Assets could result in our failure to maintain our status as a BDC.

Under the Investment Company Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the Investment Company Act described as “qualifying” assets (“Qualifying Assets”) unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are Qualifying Assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not Qualifying Assets. Conversely, if we fail to invest a sufficient portion of our assets in Qualifying Assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the Investment Company Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

We will borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We currently may borrow under the Credit Facility and will in the future borrow from or issue other senior securities, and in the future may borrow from, or issue senior securities to banks, insurance companies, funds, institutional investors and other lenders and investors. Lenders and holders of such senior securities will have fixed dollar claims on our consolidated assets that will be superior to the claims of our common shareholders or any preferred shareholders. If the value of our consolidated assets increases, then leveraging would cause the NAV per share of our Common Shares to increase more sharply than it would have had we not incurred leverage.

Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not incurred leverage. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would had we not incurred leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not incurred leverage. Such a decline could negatively affect our ability to make Common Shares dividend payments. There can be no assurance that a leveraging strategy will be successful.

As of December 31, 2022, we had no outstanding borrowings under our Credit Facility. We intend to borrow under the Credit Facility in the future and we may increase the size of the Credit Facility or issue debt securities or other evidences of indebtedness (although there can be no assurance that we will be successful in doing so). For more information on our indebtedness, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources.”

Our ability to service our debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. The amount of leverage that we employ at any particular time will depend on our investment adviser’s and our Board of Trustees’ assessments of market and other factors at the time of any proposed borrowing. We may borrow amounts such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 150% (or 200% if certain requirements under the Investment Company Act are not met) after such borrowing (i.e., we are able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us).

Our Credit Facility under which we may borrow imposes financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC. A failure to renew any such debt facilities or to add new or replacement debt facilities or to issue additional debt securities or other evidences of indebtedness could have a material adverse effect on our business, financial condition and results of operations.

See “Prospectus Summary — Recent Developments” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources” for more information regarding our borrowings.

Because our sole initial shareholder has approved a proposal that allows us to reduce our asset coverage ratio to 150%, we are subject to a 150% asset coverage.

Recent legislation has modified the Investment Company Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150% if certain requirements are met. The reduced asset coverage requirement permits a BDC to borrow up to two dollars for every dollar it has in assets less all liabilities and indebtedness not represented by senior securities issued by it. Because an affiliate of our investment adviser, as our sole initial shareholder, has approved a proposal that allows us to reduce our asset coverage ratio to 150%, the ratio applicable to our senior securities is 150%.

Leverage magnifies the potential for loss on investments in our indebtedness and on invested equity capital. As we may use leverage to partially finance our investments, you will experience increased risks of investing in our securities. If the value of our assets increases, then leveraging would cause the NAV attributable to our Common Shares to increase more sharply than it would had we not leveraged our business. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions or pay dividends on our Common Shares, make scheduled debt payments or other payments related to our securities. Leverage is generally considered a speculative investment technique. See “Risk Factors — Risks Relating to Our Business and Structure — We will borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us.”

In addition to regulatory requirements that restrict our ability to raise capital, our Credit Facility contains various covenants that, if not complied with, could accelerate repayment under our Credit Facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

Our Credit Facility requires us, and any future agreements governing any debt facilities may require us, to comply with certain financial and operational covenants. These covenants may include, among other things:

●	restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets;
●	restrictions on our ability to incur liens; and
●	maintenance of a minimum level of shareholders’ equity.

As of the date of this Registration Statement, we are in compliance in all material respects with the covenants of the Credit Facility. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. For example, depending on the condition of the public debt and equity markets and pricing levels, unrealized depreciation in our portfolio may increase in the future. Any such increase could result in our inability to comply with our obligation to restrict the level of indebtedness that we are able to incur in relation to the value of our assets or to maintain a minimum level of shareholders’ equity.

Accordingly, although we believe we will continue to be in compliance, there are no assurances that we will continue to comply with the covenants in the Credit Facility. Failure to comply with these covenants could result in a default under the Credit Facility, that, if we were unable to obtain a waiver from the lenders or holders of such indebtedness, as applicable, such lenders or holders could accelerate repayment under such indebtedness and thereby have a material adverse impact on our business, financial condition and results of operations.

We may form one or more CLOs, which may subject us to certain structured financing risks.

To finance investments, we may securitize certain of our secured loans or other investments, including through the formation of one or more CLOs, while retaining all or most of the exposure to the performance of these investments. This would involve contributing a pool of assets to a special purpose entity, and selling debt interests in such entity on a non-recourse or limited-recourse basis to purchasers. It is possible that an interest in any such CLO held by us may be considered a “non-qualifying” portfolio investment for purposes of the Investment Company Act.

If we create a CLO, we will depend in part on distributions from the CLO’s assets out of its earnings and cash flows to enable us to make distributions to shareholders. The ability of a CLO to make distributions will be subject to various limitations, including the terms and covenants of the debt it issues. Also, a CLO may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower or the CLO may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of the CLO’s debt, which could impact our ability to receive distributions from the CLO. If we do not receive cash flow from any such CLO that is necessary to satisfy the Annual Distribution Requirement (defined below) for maintaining RIC status, and we are unable to obtain cash from other sources necessary to satisfy this requirement, we may not maintain our qualification as a RIC, which would have a material adverse effect on an investment in the shares.

In addition, a decline in the credit quality of loans in a CLO due to poor operating results of the relevant borrower, declines in the value of loan collateral or increases in defaults, among other things, may force a CLO to sell certain assets at a loss, reducing their earnings and, in turn, cash potentially available for distribution to us for distribution to shareholders. To the extent that any losses are incurred by the CLO in respect of any collateral, such losses will be borne first by us as owner of equity interests in the CLO. Furthermore, we will generally not have direct rights against the underlying borrowers or entities that sponsor CLOs, which means we will not be able to directly enforce any rights and remedies in the event of a default of a loan held by a CLO vehicle. As a result of these risks, our exposure to losses on our CLOs may be increased.

The manager for a CLO that we create may be the Fund, our investment adviser or an affiliate, and such manager may be entitled to receive compensation for structuring and/or management services. To the extent our investment adviser or an affiliate other than the Fund serves as manager and the Fund is obligated to compensate our investment adviser or the affiliate for such services, we, our investment adviser or the affiliate will implement offsetting arrangements to assure that we, and indirectly, our common shareholders, pay no additional management fees to our investment adviser or the affiliate in connection therewith. To the extent we serve as manager, we will waive any right to receive fees for such services from the Fund (and indirectly its shareholders) or any affiliate.

We operate in a highly competitive market for investment opportunities.

A number of entities compete with us to make the types of investments that we make in middle-market companies. We compete with other BDCs, public and private funds, commercial and investment banks, commercial financing companies, insurance companies, hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Some of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than we do. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as a BDC and that the Code imposes on us as a RIC. In addition, new competitors frequently enter the financing markets in which we operate. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to pursue attractive investment opportunities from time to time.

We do not seek to compete primarily based on the interest rates we offer and we believe that some of our competitors may make loans with interest rates that are comparable to or lower than the rates we offer. Rather, we compete with our competitors based on our existing investment platform, seasoned investment professionals, experience and focus on middle-market companies, disciplined investment philosophy, extensive industry focus and flexible transaction structuring. For a more detailed discussion of these competitive advantages, see “Investment Objective and Strategies — Competitive Advantages.”

We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. The loss of such investment opportunities may limit our ability to grow or cause us to have to shrink the size of our portfolio, which could decrease our earnings. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on less favorable terms than what we may have originally anticipated, which may impact our return on these investments.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the Investment Company Act from participating in certain transactions with certain of our affiliates (including portfolio companies of other clients) without the prior approval of a majority of the independent members of our Board of Trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the Investment Company Act and generally we will be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our Board of Trustees. However, we may under certain circumstances purchase any such affiliate’s loans or securities in the secondary market, which could create a conflict for our investment adviser between our interests and the interests of such affiliate, in that the ability of our investment adviser to recommend actions in our best interest may be limited. The Investment Company Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or closely related times), without prior approval of our Board of Trustees and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions (including certain co-investments) with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers, Trustees, investment advisers, sub-advisers or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any fund or any portfolio company of a fund managed by our investment adviser, or entering into joint arrangements such as certain co-investments with these companies or funds without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We, our investment adviser and certain of our affiliates have received the Co-Investment Exemptive Order from the SEC that permits us and other BDCs and registered closed-end management investment companies managed by Ares to co-invest in portfolio companies with each other and with affiliated investment funds. Co-investments made under the Co-Investment Exemptive Order are subject to compliance with certain conditions and other requirements, which could limit our ability to participate in a co-investment transaction. Our Board of Trustees has established a co-investment committee to review and make certain findings in respect of co-investment transactions pursuant to the Co-Investment Exemptive Order. We may also otherwise co-invest with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our investment adviser’s allocation policy.

There are significant potential conflicts of interest that could impact our investment returns.

Conflicts may arise in allocating and structuring investments, time, services, expenses or resources among the investment activities of Ares funds (including Ares Capital Corporation), Ares, other Ares-affiliated entities and the employees of Ares. Certain of our executive officers and Trustees, and members of the Investment Committee, serve or may serve as officers, Trustees or principals of other entities and affiliates of our investment adviser and investment funds managed by our investment adviser or its affiliates, including Ares Capital Corporation. These officers and trustees will devote such portion of their time to our affairs as is required for the performance of their duties, but they are not required to devote all of their time to us. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our or our common shareholders’ best interests or may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. Members of the Investment Committee may have significant responsibilities for other Ares funds, including Ares Capital Corporation. Similarly, although the professional staff of our investment adviser will devote as much time to the management of us as appropriate to enable our investment adviser to perform its duties in accordance with the investment advisory and management agreement, the investment professionals of our investment adviser may have conflicts in allocating their time and services among us, on the one hand, and investment vehicles managed by our investment adviser or one or more of its affiliates, on the other hand. These activities could be viewed as creating a conflict of interest insofar as the time and effort of the professional staff of our investment adviser and its officers and employees will not be devoted exclusively to our business but will instead be allocated between our business and the management of these other investment vehicles.

In addition, certain Ares funds may have investment objectives that compete or overlap with, and may from time to time invest in asset classes similar to those targeted by, the Fund. Consequently, we, on the one hand, and these other entities, on the other hand, may from time to time pursue the same or similar capital and investment opportunities. Ares and our investment adviser endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with Ares (including our investment adviser and its affiliates). In addition, there may be conflicts in the allocation of investments among us and the funds managed by investment managers affiliated with Ares (including our investment adviser and its affiliates) or one or more of our controlled affiliates or among the funds they manage, including investments made pursuant to the Co-Investment Exemptive Order. Further, such other Ares-managed funds may hold positions in portfolio companies in which the Fund has also invested. Such investments may raise potential conflicts of interest between the Fund and such other Ares-managed funds, particularly if the Fund and such other Ares-managed funds invest in different classes or types of securities or investments of the same underlying portfolio company. In that regard, actions may be taken by such other Ares-managed funds that are adverse to the Fund’s interests, including, but not limited to, during a restructuring, bankruptcy or other insolvency proceeding or similar matter occurring at the underlying portfolio company.

We may from time to time offer to sell assets to vehicles managed by one or more of our affiliates or we may purchase assets from vehicles managed by one or more of our affiliates. In addition, vehicles managed by one or more of our affiliates may offer assets to or may purchase assets from one another. While assets may be sold or purchased at prices that are consistent with those that could be obtained from third parties in the marketplace, and although these types of transactions generally require approval of one or more independent parties, there may be an inherent conflict of interest in such transactions between us and funds managed by one of our affiliates (including our investment adviser and its affiliates).

We pay a base management fee and an incentive fee to our investment adviser, and reimburse our investment adviser for certain expenses it incurs. Ares, from time to time, incurs fees, costs, and expenses on behalf of more than one fund. To the extent such fees, costs, and expenses are incurred for the account or benefit of more than one fund, each such fund will typically bear an allocable portion of any such fees, costs, and expenses in proportion to the size of its investment in the activity or entity to which such expense relates (subject to the terms of each fund’s governing documents) or in such other manner as Ares considers fair and equitable under the circumstances such as the relative fund size or capital available to be invested by such funds. Where a fund’s governing documents do not permit the payment of a particular expense, Ares will generally pay such fund’s allocable portion of such expense.

Our investment adviser’s base management fee is based on a percentage of our net assets and, consequently, our investment adviser may have conflicts of interest in connection with decisions that could affect our net assets, such as decisions as to whether to incur indebtedness, or to make future investments. We may borrow amounts such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 150% (or 200% if certain requirements under the Investment Company Act are not met) after such borrowing (i.e., we are able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us).

Accordingly, our investment adviser may have conflicts of interest in connection with decisions to use increased leverage permitted under our asset coverage requirement applicable to senior securities, as the incurrence of such additional indebtedness would result in an increase in the base management fee payable to our investment adviser and may also result in an increase in the incentive fee payable to our investment adviser.

The incentive fee payable by us to our investment adviser that relate to our pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of such fee will become uncollectible. Our investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that were based on accrued income that we never actually receive.

Our investment advisory and management agreement renews for successive annual periods if approved by our Board of Trustees or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our Trustees who are not “interested persons” of us as defined in Section 2(a)(19) of the Investment Company Act (“independent Trustees”). However, both we and our investment adviser have the right to terminate the agreement without penalty upon 60 days’ written notice by the Fund or upon 120 days’ written notice by our investment adviser to the other party. Moreover, conflicts of interest may arise if our investment adviser seeks to change the terms of our investment advisory and management agreement, including, for example, the terms for compensation to our investment adviser. While any material change to the investment advisory and management agreement must be submitted to shareholders for approval under the Investment Company Act, we may from time to time decide it is appropriate to seek shareholder approval to change the terms of the agreement.

We are party to an administration agreement with our administrator, Ares Operations, a subsidiary of Ares Management, pursuant to which our administrator furnishes us with administrative services. Payments under the administration agreement are equal to an amount based upon our allocable portion of our administrator’s overhead and other expenses (including travel expenses) incurred by our administrator in performing its obligations under the administration agreement, including our allocable portion of the compensation, rent and other expenses of certain of our officers and their respective staffs.

Our future repayment of amounts reimbursed or waived by our investment adviser or its affiliates, including our estimated $8.3 million organization and initial offering expenses, which includes $1.5 million of organization and initial offering expenses incurred in connection with our Private Placement, pursuant to the Expense Support and Conditional Reimbursement Agreement, will immediately reduce our NAV at the time we make such reimbursement payment and may reduce future distributions to which you would otherwise be entitled. In the initial stages of our offering, as our investment adviser has agreed to advance all of our estimated organization and initial offering expenses pursuant to the Expense Support and Conditional Reimbursement Agreement, the indirect impact of any expenses advanced by our investment adviser may prevent or reduce a decline in NAV by mitigating the effects of certain expenses. We are unable to predict when we, and ultimately our common shareholders, will repay expenses advanced by our investment adviser because repayment under the Expense Support and Conditional Reimbursement Agreement is conditioned upon the occurrence of certain events, and the investment adviser can waive reimbursement of expenses in any applicable month. In addition, holders of Class S and Class D shares may be impacted by the shareholder and distribution fees borne by such classes resulting in a decline in our returns and our distributions payable in the class of Common Shares upon which such fee is being paid.

As a result of the arrangements described above, there may be times when the management team of Ares Management (including those members of management focused primarily on managing Ares Strategic Income Fund) has interests that differ from those of our common shareholders, giving rise to a conflict. Additionally, the members of management focused on managing Ares Strategic Income Fund will also manage other Ares funds, including Ares Capital Corporation, and, consequently, will need to devote significant attention and time to managing other Ares funds, including Ares Capital Corporation, in addition to Ares Strategic Income Fund.

Our common shareholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual shareholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of dispositions of our investments. As a consequence, conflicts of interest may arise in connection with decisions made by our investment adviser, including with respect to the nature or structuring of our investments, that may be more beneficial for one shareholder than for another shareholder, especially with respect to shareholders’ individual tax situations. In selecting and structuring investments appropriate for us, our investment adviser will consider the investment and tax objectives of the Fund and our common shareholders, as a whole, not the investment, tax or other objectives of any common shareholder individually. See “Potential Conflicts of Interests.”

We will not invest the proceeds from sales of our Common Shares in an interest-bearing account. Accordingly, if your subscription order is rejected, you will not be entitled to any interest.

Prior to our receipt and acceptance of the subscription orders effective as of the first day of the applicable month, proceeds from sales of our Common Shares will be placed in a non-interest-bearing account at UMB Bank, N.A., under the control of our transfer agent, DST Asset Manager Solutions, Inc., until we accept or reject such subscription order. In accordance with Rule 15c2-4 under the Exchange Act, when we determine to accept or reject such subscription, such proceeds will be transmitted to us or returned to the investor promptly, as applicable. Upon our acceptance of a shareholder’s subscription, such proceeds will be transferred by our transfer agent into an account maintained by our custodian, U.S. Bank Trust Company, National Association. If a purchase order is received less than five business days prior to the first day of the month, unless waived by the intermediary manager, the purchase order will be held in a non-interest-bearing account and executed in the next month’s closing at the transaction price applicable to that month.

We may not accept your subscription order, and can reject your subscription order for any reason, even if a prospective investor meets the minimum suitability requirements outlined in our prospectus. If for any reason we reject the subscription, or if the subscription request is canceled before it is accepted or withdrawn as described in “How to Subscribe”, we will return the subscription agreement and DST Asset Manager Solutions, Inc., our transfer agent, will return the related funds, without interest or deduction, promptly after such rejection, cancellation or withdrawal. Accordingly, if your subscription is rejected or cancelled prior to our acceptance, you will receive the amount of proceeds sent to UMB Bank, N.A. to purchase our Common Shares, without any additional interest that you may have earned if you invested funds in other investments. We also reserve the right to terminate this offering at any time, including in any state in which our registration is not renewed or otherwise extended annually, in which case any funds in connection with subscription orders that have not been accepted will be returned to you without interest.

We may be subject to additional corporate-level income taxes if we fail to maintain our status as a RIC.

We intend to elect to be treated as a RIC under the Code and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. As a RIC, we generally will not pay U.S. federal corporate-level income taxes on our income and net capital gains that we distribute to our common shareholders as dividends on a timely basis. We will be subject to U.S. federal corporate-level income tax on any undistributed income and/or gains. To maintain our status as a RIC, we must meet certain source of income, asset diversification and annual distribution requirements. We may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes.

To maintain our RIC status, we must timely distribute an amount equal to at least 90% of our investment company taxable income (as defined by the Code, which generally includes net ordinary income and net short term capital gains) to our common shareholders (the “Annual Distribution Requirement”). We have the ability to pay a large portion of our dividends in shares of our stock, and as long as a portion of such dividend is paid in cash and other requirements are met, such stock dividends will be taxable as a dividend for U.S. federal income tax purposes. This may result in our U.S. shareholders having to pay tax on such dividends, even if no cash is received, and may result in our non-U.S. shareholders being subject to withholding tax in respect of amounts distributed in our stock. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the Investment Company Act and financial covenants under our indebtedness that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to maintain our status as a RIC and, thus, may be subject to corporate-level income tax on all of our income and/or gains.

To maintain our status as a RIC, in addition to the Annual Distribution Requirement, we must also meet certain annual source of income requirements at the end of each taxable year and asset diversification requirements at the end of each calendar quarter. Failure to meet these requirements may result in our having to (a) dispose of certain investments quickly or (b) raise additional capital to prevent the loss of RIC status. Because most of our investments are in private companies and are generally illiquid, any such dispositions may be at disadvantageous prices and may result in losses. Also, the rules applicable to our qualification as a RIC are complex with many areas of uncertainty. Accordingly, no assurance can be given that we have qualified or will continue to qualify as a RIC. If we fail to maintain our status as a RIC for any reason and become subject to regular “C” corporation income tax, the resulting corporate-level income taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and on any investment in us. Certain provisions of the Code provide some relief from RIC disqualification due to failures of the source of income and asset diversification requirements, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail the source of income or asset diversification requirements.

We may have difficulty paying our required distributions under applicable tax rules if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we may be required to include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise, for example, if we receive warrants in connection with the making of a loan, or payment-in-kind (“PIK”) interest representing contractual interest added to the loan principal balance and due at the end of the loan term. Such original issue discount or PIK interest is included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash, including, for example, amounts attributable to hedging and foreign currency transactions.

Since, in certain cases, we may recognize income before or without receiving cash in respect of such income, we may have difficulty meeting the U.S. federal income tax requirement to distribute generally an amount equal to at least 90% of our investment company taxable income to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to additional corporate-level income taxes. Such a failure could have a material adverse effect on us and on any investment in us.

We are exposed to risks associated with changes in interest rates, including the current rising interest rate environment.

General interest rate fluctuations may have a substantial negative impact on our investments and our investment returns and, accordingly, may have a material adverse effect on our investment objective and our net investment income.

In an effort to combat inflation, the U.S. Federal Reserve has increased the federal funds rate in 2022 and is widely expected to further increase the federal funds rate in 2023. Because we will borrow money, including under our Credit Facility, and may issue debt securities or preferred stock to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds or pay interest or dividends on such debt securities or preferred stock and the rate at which we invest these funds. In this period of rising interest rates, our interest income will increase as the majority of our portfolio bears interest at variable rates while our cost of funds will also increase, which could result in an increase to our net investment income. Conversely, if interest rates decrease, we may earn less interest income from investments and our cost of funds will also decrease, which could result in lower net investment income. From time to time, we may also enter into certain hedging transactions to mitigate our exposure to changes in interest rates. However, we cannot assure you that such transactions will be successful in mitigating our exposure to interest rate risk. There can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

Our portfolio primarily consists of fixed and floating rate investments. Market prices tend to fluctuate more for fixed-rate securities that have longer maturities. Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of up to 10 years. Market prices for debt that pays a fixed-rate of return tend to decline as interest rates rise. This means that we are subject to greater risk (other things being equal) than a fund invested solely in shorter-term, fixed-rate securities. Market prices for floating rate investments may also fluctuate in rising rate environments with prices tending to decline when credit spreads widen. A decline in the prices of the debt we own could adversely affect the NAV of our Common Shares.

Rising interest rates may also increase the cost of debt for our underlying portfolio companies, which could adversely impact their financial performance and ability to meet ongoing obligations to us. Also, an increase in interest rates available to investors could make an investment in our Common Shares less attractive if we are not able to pay dividends at a level that provides a similar return, which could reduce the value of our Common Shares.

Most of our portfolio investments will not be publicly traded and, as a result, the fair value of these investments may not be readily determinable.

A large percentage of our portfolio investments will not be publicly traded. The fair value of investments that are not publicly traded may not be readily determinable. We value these investments monthly at fair value as determined in good faith by our investment adviser, as the valuation designee, subject to the oversight of our Board of Trustees, based on, among other things, the input of independent third-party valuation firms that have been engaged to support the valuation of such portfolio investments at least once during a trailing 12-month period (with certain de minimis exceptions). The valuation process will be conducted at the end of each calendar month by our investment adviser, and a portion of our investment portfolio at fair value is subject to review by an independent third-party valuation firm each month. However, we may use these independent valuation firms to review the value of our investments more frequently, including in connection with the occurrence of significant events or changes in value affecting a particular investment. In addition, our independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, our investment adviser’s valuation process within the context of performing our integrated audit.

The types of factors that may be considered in valuing our investments include the enterprise value of the portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed and may differ materially from the values that we may ultimately realize. Our NAV per share could be adversely affected if our determinations regarding the fair value of these investments are higher than the values that we realize upon disposition of such investments.

The lack of liquidity in our investments may adversely affect our business.

As we generally make investments in private companies, substantially all of these investments are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we could realize significantly less than the value at which we have recorded our investments or could be unable to dispose of our investments in a timely manner. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or an affiliated manager of Ares has material non-public information regarding such portfolio company.

Our financial condition and results of operations could be negatively affected if a significant investment fails to perform as expected.

Our investment portfolio includes investments that may be significant individually or in the aggregate. If a significant investment in one or more companies fails to perform as expected, such a failure could have a material adverse effect on our business, financial condition and operating results, and the magnitude of such effect could be more significant than if we had further diversified our portfolio.

We are subject to risks related to corporate social responsibility.

Our business (including that of our portfolio companies) faces increasing public scrutiny related to environmental, social and governance (“ESG”) activities, which are increasingly considered to contribute to reducing a company’s operational risk, market risk and reputational risk, which may in turn impact the long-term sustainability of a company’s performance. A variety of organizations measure the performance of companies on ESG topics, and the results of these assessments are widely publicized. In addition, investment in funds that specialize in companies that perform well in such assessments are increasingly popular, and major institutional investors have publicly emphasized the importance of such ESG measures to their investment decisions. Ares also recognizes the importance of considering ESG factors in the investment-decision making process in accordance with its Responsible Investment Program. Although the Fund does not have a dedicated ESG investment policy, it expects to benefit from its investment adviser’s Responsible Investment Program. In accordance with Ares’ Responsible Investment Program, Ares seeks to integrate ESG factors into its investment process, where such data is available, to understand ESG risks and opportunities as part of its investment approach. ESG factors are only some of the many factors that Ares considers in making an investment.

There is a risk of damage to our brand and reputation and the brand and reputation of our investment adviser for failing to act responsibly in a number of areas, including, but not limited to, diversity, equity and inclusion, human rights, climate change and environmental stewardship, corporate governance and if Ares fails to consider these types of ESG factors in its investment processes in accordance with Ares’ Responsible Investment Program. Adverse incidents with respect to ESG activities could impact our relationship with existing and future portfolio companies, the cost of our operations and our relationships with investors, any or all of which could adversely affect our business, financial condition and results of operations.

Additionally, new regulatory initiatives related to ESG that are applicable to us and our portfolio companies could adversely affect our business. For example, in May 2018, the European Commission adopted an “action plan on financing sustainable growth”. The action plan is, among other things, designed to define and reorient investment toward sustainability. The action plan contemplates: establishing European Union (“EU”) labels for green financial products; increasing disclosure requirements in the financial services sector around ESG and strengthening the transparency of companies on their ESG policies and introducing a ‘green supporting factor’ in the EU prudential rules for banks and insurance companies to incorporate climate risks into banks’ and insurance companies’ risk management policies. There is a risk that a significant reorientation in the market following the implementation of these and further measures could be adverse to our portfolio companies if they are perceived to be less valuable as a consequence of, e.g., their carbon footprint or “greenwashing” (i.e., the holding out of a product as having green or sustainable characteristics where this is not, in fact, the case). We and our portfolio companies are subject to the risk that similar measures might be introduced in other jurisdictions in the future.

However, regional and investor specific sentiment may differ in what constitutes a material positive or negative ESG corporate practice. There is no guarantee that Ares’ corporate social responsibility practices will uniformly fit every investor’s definition of best practices for all environmental, social and governance considerations across geographies and investor types.

There is also a growing regulatory interest across jurisdictions in improving transparency regarding the definition, measurement and disclosure of ESG factors in order to allow investors to validate and better understand sustainability claims. In addition, in 2021 the SEC established an enforcement task force to look into ESG practices and disclosures by public companies and investment managers and has started to bring enforcement actions based on ESG disclosures not matching actual investment processes.

In addition, the SEC has announced that it is working on proposals for mandatory disclosure of certain ESG-related matters, including with respect to board diversity and human capital management. At this time, there is uncertainty regarding the scope of such proposals or when they would become effective (if at all). Compliance with any new laws or regulations increases our regulatory burden and could make compliance more difficult and expensive, affect the manner in which we or our portfolio companies conduct our businesses and adversely affect our profitability.

We and our investment adviser, its affiliates and/or any of their respective principals and employees could be the target of litigation or regulatory investigations.

We as well as our investment adviser and its affiliates participate in a highly regulated industry and are each subject to regulatory examinations in the ordinary course of business. There can be no assurance that we and our investment adviser and/or any of its affiliates will avoid regulatory investigation and possible enforcement actions stemming therefrom. Our investment adviser is a registered investment adviser and, as such, is subject to the provisions of the Advisers Act. We and our investment adviser are each, from time to time, subject to formal and informal examinations, investigations, inquiries, audits and reviews from numerous regulatory authorities both in response to issues and questions raised in such examinations or investigations and in connection with the changing priorities of the applicable regulatory authorities across the market in general.

Our investment adviser, its affiliates and/or any of their respective principals and employees could also be named as defendants in, or otherwise become involved in, litigation. Litigation and regulatory actions can be time-consuming and expensive and can lead to unexpected losses, which expenses and losses are often subject to indemnification by us. Legal proceedings could continue without resolution for long periods of time and their outcomes, which could materially and adversely affect our value and our investment adviser’s ability to perform its obligations under the investment advisory and management agreement, are often impossible to anticipate. Our investment adviser would likely be required to expend significant resources responding to any litigation or regulatory action related to it, and these actions could be a distraction to the activities of our investment adviser.

Our investment activities are subject to the routine risks of becoming involved in litigation brought by third parties. These risks would be somewhat greater if we were to exercise control or significant influence over a portfolio company’s direction. The expense of defending against claims by third parties and paying any amounts pursuant to settlements or judgments would, absent willful misfeasance, bad faith, or gross negligence in the performance of duties, or by reason of their reckless disregard of their obligations and duties under the investment advisory and management agreement, on the part of our investment adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other persons affiliated with our investment adviser, be borne by us and would reduce our net assets. Our investment adviser and others are indemnified by us in connection with such litigation, subject to certain conditions.

Changes in laws or regulations governing our operations or the operations of our portfolio companies, changes in the interpretation thereof or enacted laws or regulations could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

We and our portfolio companies are subject to regulation by laws and regulations at the local, state, federal and, in some cases, foreign levels. These laws and regulations, as well as their interpretation, may be changed from time to time, and new laws and regulations may be enacted. Accordingly, any change in these laws or regulations, changes in their interpretation, or enacted laws or regulations could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

Additionally, legislative or other actions relating to taxes could have a negative effect on us. The rules dealing with U.S. federal income taxation are constantly under review by legislators and by the IRS and the U.S. Treasury Department. Previously, the Tax Cuts and Jobs Act of 2017 significantly changed U.S. tax law and tax rates. We cannot predict how future tax proposals and changes in the Tax Cuts and Jobs Act, or regulations or other guidance issued under it, might affect us, our business, our common shareholders, or our portfolio companies in the long-term. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to us and our common shareholders of such qualification, or could have other adverse consequences. Shareholders are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in our securities.

Our investment adviser’s liability is limited under the investment advisory and management agreement, and we are required to indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.

Our investment adviser has not assumed any responsibility to us other than to render the services described in the investment advisory and management agreement, and it will not be responsible for any action of our Board of Trustees in declining to follow our investment adviser’s advice or recommendations. Pursuant to the investment advisory and management agreement, our investment adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other persons affiliated with it will not be liable to us for their acts under the investment advisory and management agreement, absent willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of their reckless disregard of their obligations and duties under such agreement. We have agreed to indemnify, defend and protect our investment adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other persons or entities affiliated with it with respect to all damages, liabilities, costs and expenses arising out of or otherwise based upon the performance of any of our investment adviser’s duties or obligations under the investment advisory and management agreement or otherwise as an investment adviser for us, and not arising out of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of their reckless disregard of their obligations and duties under the investment advisory and management agreement, or, in the case of our investment adviser and its controlling persons, arising out of negligence or misconduct, as determined by a court of competent jurisdiction in a final, non-appealable order. These protections may lead our investment adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We may be obligated to pay our investment adviser certain fees even if we incur a loss.

Our investment adviser is entitled to an incentive fee for each fiscal quarter in an amount equal to a percentage of the excess of our pre-incentive fee net investment income for that quarter (before deducting any incentive fee and certain other items) above a threshold return for that quarter. Our pre-incentive fee net investment income for incentive fee purposes excludes realized and unrealized capital losses or depreciation and income taxes related to realized gains that we may incur in the fiscal quarter, even if such capital losses or depreciation and income taxes related to realized gains result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our investment adviser the incentive fee for a fiscal quarter even if there is a decline in the value of our portfolio or the NAV of our Common Shares, including a decline in the NAV of our Common Shares resulting from our payment of fees and expenses, including any reimbursement of expenses advanced by our investment adviser, or we incur a net loss for that quarter.

If a portfolio company defaults on a loan that is structured to provide interest, it is possible that accrued and unpaid interest previously used in the calculation of the incentive fee will become uncollectible. Our investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive.

There is a risk that investors in our Common Shares may not receive distributions or that our distributions may decrease over time.

We may not achieve investment results that will allow us to make a specified or stable level of cash distributions and our distributions may decrease over time. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Our common shareholders may be indirectly impacted by our payment of certain expenses as our NAV may decline at the time of payment of such expenses. Our future repayment of amounts reimbursed or waived by our investment adviser or its affiliates, including our estimated $8.3 million of organization and initial offering expenses, which includes $1.5 million of organization and initial offering expenses incurred in connection with our Private Placement pursuant to the Expense Support and Conditional Reimbursement Agreement, will immediately reduce our NAV at the time we make such reimbursement payment and may reduce future distributions to which you would otherwise be entitled. In the initial stages of our offering, as our investment adviser has agreed to advance all of our estimated organization and initial offering expenses pursuant to the Expense Support and

Conditional Reimbursement Agreement, the indirect impact of any expenses advanced by our investment adviser may prevent or reduce a decline in NAV by mitigating the effects of certain expenses.

The amount of any distributions we may make is uncertain. Our distributions may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may represent a return of capital to you that will lower your tax basis in your Common Shares and thereby increase the amount of capital gain (or decrease the amount of capital loss) realized upon a subsequent sale or redemption of such shares, and reduce the amount of funds we have for investment in targeted assets.

We may fund our cash distributions to shareholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and fee and expense reimbursement waivers from the investment adviser or the administrator, if any. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this Registration Statement. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC may limit our ability to pay distributions. All distributions are and will be paid at the sole discretion of our Board of Trustees and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our Board of Trustees may deem relevant from time to time. We cannot assure you that we will continue to pay distributions to our common shareholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of our public offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital. A return of capital is a return of your investment, rather than a return of earnings or gains derived from our investment activities.

Our distributions to shareholders may be funded from expense reimbursements or waivers of investment advisory fees that are subject to repayment pursuant to our Expense Support and Conditional Reimbursement Agreement.

Although payments under the Expense Support and Conditional Reimbursement Agreement will not be directly used to fund distributions, substantial portions of our distributions may be funded indirectly through the reimbursement of certain expenses by our investment adviser and its affiliates, including through any potential waiver of certain investment advisory fees by our investment adviser. Our investment adviser has not, and currently does not intend to, waive any investment advisory fees, but may do so in the future. Any such distributions funded through expense reimbursements or waivers of advisory fees will not be based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or our investment adviser and its affiliates continue to make such reimbursements or waivers of such fees.Our future repayment of amounts reimbursed or waived by our investment adviser or its affiliates, including our estimated $8.3 million of organization and initial offering expenses, which includes $1.5 million of organization and initial offering expenses incurred in connection with our Private Placement pursuant to the Expense Support and Conditional Reimbursement Agreement, will immediately reduce our NAV at the time we make such reimbursement payment and may reduce future distributions to which you would otherwise be entitled. In the initial stages of our offering, as our investment adviser has agreed to advance all of our estimated organization and initial offering expenses pursuant to the Expense Support and Conditional Reimbursement Agreement, the indirect impact of any expenses advanced by our investment adviser may prevent or reduce a decline in NAV by mitigating the effects of certain expenses. Further, there can be no assurance that we will achieve the performance necessary to be able to pay distributions at a specific rate or at all. Our investment adviser and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses we may incur in future periods; however, if our investment adviser chooses to advance any future expenses, this may prevent or reduce a decline in NAV until we repay such expenses by mitigating the effects of such advanced expenses would have on us.

We have not established any limit on the amount of funds we may use from available sources, such as borrowings, if any, or proceeds from this offering, to fund distributions (which may reduce the amount of capital we ultimately invest in assets).

Shareholders should understand that any distributions made from sources other than cash flow from operations or relying on fee or expense reimbursement waivers, if any, from our investment adviser or our administrator are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or our investment adviser or our administrator continues to makes such expense reimbursements, if any. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any past or future offering and the performance of our investments. Shareholders should also understand that our future repayment to our investment adviser will reduce our NAV at the time we make such reimbursement payment and may reduce future distributions to which you would otherwise be entitled. There can be no assurance that we will achieve such performance in order to sustain these distributions, or be able to pay distributions at all. Our investment adviser and our administrator have no obligation to waive fees or receipt of expense reimbursements, if any.

Although we expect to adopt a share repurchase program, we have discretion to not repurchase your Common Shares, to suspend the program, and to cease repurchases.

Our Board of Trustees may not adopt a share repurchase program, and if such a program is adopted, may amend, suspend or terminate the share repurchase program at any time in its discretion. You may not be able to sell your Common Shares at all in the event our Board of Trustees amends, suspends or terminates the share repurchase program, absent a liquidity event, and we currently do not intend to undertake a liquidity event, and we are not obligated by our Declaration of Trust or otherwise to effect a liquidity event at any time. We will notify you of such developments in our quarterly reports or other filings. If less than the full amount of Common Shares requested to be repurchased in any given repurchase offer are repurchased, funds will be allocated pro rata based on the total number of Common Shares being repurchased without regard to class. The share repurchase program has many limitations and should not be relied upon as a method to sell shares promptly or at a desired price.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our common shareholders.

In the event a shareholder chooses to participate in our share repurchase program, the shareholder will be required to provide us with notice of intent to participate prior to knowing what the NAV per share of the class of shares being repurchased will be on the Repurchase Date. Although a shareholder will have the ability to withdraw a repurchase request prior to the Repurchase Date, to the extent a shareholder seeks to sell shares to us as part of our periodic share repurchase program, the shareholder will be required to do so without knowledge of what the repurchase price of our Common Shares will be on the Repurchase Date.

As a public company, we are subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

As a public company, we are subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Our management is required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. We are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a relatively new company, developing and maintaining an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of our management’s time and attention. We cannot be certain of when our evaluation, testing and remediation actions will be completed or the impact of the same on our operations. In addition, we may be unable to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

Our independent registered public accounting firm will not be required to formally attest to the effectiveness of our internal control over financial reporting until there is a public market for our Common Shares, which is not expected to occur.

We are an “emerging growth company” under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Shares less attractive to investors.

We will be and we will remain an “emerging growth company” as defined in the JOBS Act until the earlier of (a) the last day of the fiscal year (i) in which we have total annual gross revenue of at least $1.235 billion, or (ii) in which we are deemed to be a large accelerated filer, which means the market value of our Common Shares that is held by non-affiliates exceeds $700 million as of the date of our most recently completed second fiscal quarter, and (b) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three- year period. For so long as we remain an “emerging growth company,” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our Common Shares less attractive because we will rely on some or all of these exemptions. If some investors find our Common Shares less attractive as a result, there may be a less active trading market for our Common Shares and our share price may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We will take advantage of the extended transition period for complying with new or revised accounting standards, which may make it more difficult for investors and securities analysts to evaluate us since our financial statements may not be comparable to companies that comply with public company effective dates and may result in less investor confidence.

We may not be able to obtain all required state licenses.

We may be required to obtain various state licenses in order to, among other things, originate commercial loans. Applying for and obtaining required licenses can be costly and take extensive periods of time. There is no assurance that we will obtain all of the licenses that we need on a timely basis. Furthermore, we will be subject to various information and other requirements in order to obtain and maintain these licenses, and there is no assurance that we will satisfy those requirements. Our failure to obtain or maintain licenses might restrict investment options and have other adverse consequences.

Compliance with the SEC’s Regulation Best Interest may negatively impact our ability to raise capital in this offering, which would harm our ability to achieve our investment objective.

Brokers must comply with Regulation Best Interest, which, among other requirements, enhances the existing standard of conduct for brokers and natural persons who are associated persons of a broker when recommending to a retail customer any securities transaction or investment strategy involving securities to a retail customer. The impact of Regulation Best Interest on brokers participating in our offering cannot be determined at this time, but it may negatively impact whether brokers and their associated persons recommend this offering to retail customers. Such brokers and their associated persons may determine that Regulation Best Interest requires such brokers and their associated persons to not recommend the Fund to their customers because doing so may not be in the customers’ best interest, which would negatively impact our ability to raise capital in this offering. If Regulation Best Interest reduces our ability to raise capital in this offering, it would harm our ability to create a diversified portfolio of investments and achieve our investment objective and would result in our fixed operating costs representing a larger percentage of our gross income.

Our Declaration of Trust includes exclusive forum and jury trial waiver provisions that could limit a shareholder’s ability to bring a claim or, if such provisions are deemed inapplicable or unenforceable by a court, may cause the Fund to incur additional costs associated with such action.

Our Declaration of Trust provides that, to the fullest extent permitted by law, the sole and exclusive forum for any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Fund, the Delaware Statutory Trust Statute or the Declaration of Trust (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of the Declaration of Trust, (B) the duties (including fiduciary duties), obligations or liabilities of the Fund to the shareholders or the Board of Trustees, or of officers or the Board of Trustees to the Fund, to the shareholders or each other, (C) the rights or powers of, or restrictions on, the Fund, the officers, the Board of Trustees or the shareholders, (D) any provision of the Delaware Statutory Trust Statute or other laws of the State of Delaware pertaining to trusts made applicable to the Fund pursuant to Section 3809 of the Delaware Statutory Trust Statute or (E) any other instrument, document, agreement or certificate contemplated by any provision of the Delaware Statutory Trust Statute or the Declaration of Trust relating in any way to the Fund (regardless, in each case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds or (z) are derivative or direct claims)), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction.

Our Declaration of Trust also includes an irrevocable waiver of the right to trial by jury in all such claims, suits, actions or proceedings. Any person purchasing or otherwise acquiring any of our Common Shares shall be deemed to have notice of and to have consented to these provisions of our Declaration of Trust. These provisions may limit a shareholder’s ability to bring a claim in a judicial forum or in a manner that it finds favorable for disputes with the Fund or the Fund’s Trustees or officers, which may discourage such lawsuits. Alternatively, if a court were to find the exclusive forum provision or the jury trial waiver provision to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such action in other jurisdiction or in other manners, which could have a material adverse effect on our business, financial condition and results of operations.

Notwithstanding any of the foregoing, neither we nor any of our investors are permitted to waive compliance with any provision of the U.S. federal securities laws or state securities laws and the rules and regulations promulgated thereunder.

RISKS RELATING TO OUR INVESTMENTS

Declines in market prices and liquidity in the corporate debt markets can result in significant net unrealized depreciation of our portfolio, which in turn would reduce our net asset value.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our investment adviser, as the valuation designee, subject to the oversight of our Board of Trustees. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. We may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can also adversely affect our investment valuations. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. The effect of all of these factors on our portfolio can reduce our NAV (and, as a result our asset coverage calculation) by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized and/or unrealized losses, which could have a material adverse effect on our business, financial condition or results of operations.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

The current macroeconomic environment is characterized by record-high inflation, supply chain challenges, labor shortages, high interest rates, foreign currency exchange volatility, volatility in global capital markets and growing recession risk. The risks associated with our and our portfolio companies’ businesses are more severe during periods of economic slowdown or recession.

Many of our portfolio companies may be susceptible to economic downturns or recessions and may be unable to repay our loans during these periods. Therefore, during these periods our non-performing assets may increase and the value of our portfolio may decrease if we are required to write down the values of our investments. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its assets representing collateral for its obligations, which could trigger cross defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt investments that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

Inflation has adversely affected and may continue to adversely affect the business, results of operations and financial condition of our portfolio companies.

Certain of our portfolio companies may be in industries that have been, or are expected to be, impacted by inflation. Recent inflationary pressures have increased the costs of labor, energy and raw materials and have adversely affected consumer spending, economic growth and our portfolio companies’ operations. If such portfolio companies are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on our loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized or unrealized losses and therefore reduce our net assets resulting from operations. Additionally, the Federal Reserve has raised, and has indicated its intent to continue raising, certain benchmark interest rates in an effort to combat inflation. See “—We are exposed to risks associated with changes in interest rates, including the current rising interest rate environment.”

Investments in privately held middle-market companies involve significant risks.

We intend to primarily invest in privately held U.S. middle-market companies. Investments in privately held middle-market companies involve a number of significant risks, including the following:

●	these companies may have limited financial resources and may be unable to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing our investment;
●	they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;
●	they typically depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse effect on such portfolio company and, in turn, on us;
●	there is generally little public information about these companies. These companies and their financial information are generally not subject to the Exchange Act (as defined below) and other regulations that govern public companies, and we may be unable to uncover all material information about these companies, which may prevent us from making a fully informed investment decision and cause us to lose money on our investments;
●	they generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;
●	we, our executive officers, Trustees and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in our portfolio companies and may, as a result, incur significant costs and expenses in connection with such litigation;
●	changes in laws and regulations (including the tax laws), as well as their interpretations, may adversely affect their business, financial structure or prospects; and
●	they may have difficulty accessing the capital markets to meet future capital needs.

Our debt investments may be risky and we could lose all or part of our investment.

The debt that we invest in is typically not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB-” by Fitch Ratings or lower than “BBB-” by Standard & Poor’s Ratings Services), which under the guidelines established by these entities is an indication of having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

Bonds that are rated below investment grade are sometimes referred to as “high yield bonds” or “junk bonds.” Therefore, our investments may result in an above average amount of risk and volatility or loss of principal. While the debt we invest in is often secured, such security does not guarantee that we will receive principal and interest payments according to the terms of the loan, or that the value of any collateral will be sufficient to allow us to recover all or a portion of the outstanding amount of the loan should we be forced to enforce our remedies.

Some of the loans in which we may invest directly or indirectly through investments in CDOs, CLOs or other types of structured entities may be “covenant-lite” loans, which means the loans contain fewer covenants than other loans (in some cases, none) and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. An investment by us in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. We may also experience delays in enforcing our rights under covenant-lite loans. Furthermore, we will generally not have direct rights against the underlying borrowers or entities that sponsor CLOs, which means we will not be able to directly enforce any rights and remedies in the event of a default of a loan held by a CLO vehicle. As a result of these risks, our exposure to losses may be increased, which could result in an adverse impact on our net income and net asset value.

We also may invest in assets other than first and second lien and subordinated debt investments, including high-yield securities, U.S. government securities, credit derivatives and other structured securities and certain direct equity investments. These investments entail additional risks that could adversely affect our investment returns.

Investments in equity securities, many of which are illiquid with no readily available market, involve a substantial degree of risk.

We may purchase common stock and other equity securities. Although common stock has historically generated higher average total returns than fixed income securities over the long-term, common stock also has experienced significantly more volatility in those returns. The equity securities we acquire may fail to appreciate and may decline in value or become worthless and our ability to recover our investment will depend on the underlying portfolio company’s success. Investments in equity securities involve a number of significant risks, including:

●	any equity investment we make in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness (including trade creditors) or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process;
●	to the extent that the portfolio company requires additional capital and is unable to obtain it, we may not recover our investment; and
●	in some cases, equity securities in which we invest will not pay current dividends, and our ability to realize a return on our investment, as well as to recover our investment, will be dependent on the success of the portfolio company. Even if the portfolio company is successful, our ability to realize the value of our investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or we can otherwise sell our investment. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it could be advantageous to sell them.

There are special risks associated with investing in preferred securities, including:

●	preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes before we receive such distributions;
●	preferred securities are subordinated to debt in terms of priority to income and liquidation payments, and therefore will be subject to greater credit risk than debt;
●	preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities; and

●	generally, preferred security holders have no voting rights with respect to the issuing company, subject to limited exceptions.

Additionally, when we invest in first lien senior secured loans (including “unitranche” loans, which are loans that combine both senior and subordinated debt, generally in a first lien position), second lien senior secured loans or subordinated debt, we may acquire warrants or other equity securities as well. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

We may invest, to the extent permitted by law, in the equity securities of investment funds that are operating pursuant to certain exceptions to the Investment Company Act and in advisers to similar investment funds and, to the extent we so invest, will bear our ratable share of any such company’s expenses, including management and performance fees. We will also remain obligated to pay the base management fee and incentive fee to our investment adviser with respect to the assets invested in the securities and instruments of such companies. With respect to each of these investments, each of our common shareholders will bear their share of the base management fee and incentive fee due to our investment adviser as well as indirectly bearing the management and performance fees and other expenses of any such investment funds or advisers.

We may be subject to risks associated with broadly syndicated loans.

The Fund’s investments may consist of broadly syndicated loans that were not originated by us. Under the documentation for such loans, a financial institution or other entity typically is designated as the administrative agent and/or collateral agent. This agent is granted a lien on any collateral on behalf of the other lenders and distributes payments on the indebtedness as they are received. The agent is the party responsible for administering and enforcing the loan and generally may take actions only in accordance with the instructions of a majority or two-thirds in commitments and/or principal amount of the associated indebtedness. Accordingly, we may be precluded from directing such actions unless we or our investment adviser is the designated administrative agent or collateral agent or we act together with other holders of the indebtedness. If we are unable to direct such actions, we cannot assure you that the actions taken will be in our best interests.

There is a risk that a loan agent may become bankrupt or insolvent. Such an event would delay, and possibly impair, any enforcement actions undertaken by holders of the associated indebtedness, including attempts to realize upon the collateral securing the associated indebtedness and/or direct the agent to take actions against the related obligor or the collateral securing the associated indebtedness and actions to realize on proceeds of payments made by obligors that are in the possession or control of any other financial institution. In addition, we may be unable to remove the agent in circumstances in which removal would be in our best interests. Moreover, agented loans typically allow for the agent to resign with certain advance notice.

There may be circumstances in which our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize our debt holding as an equity investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. For example, we could become subject to a lender’s liability claim, if, among other things, we actually render significant managerial assistance.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

Our portfolio companies may have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt investments would usually prohibit our portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company typically are entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The rights we may have with respect to the collateral securing any junior priority loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements (including agreements governing “first out” and “last out” structures) that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, we may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if as a result our rights as junior lenders are adversely affected.

When we are a debt or minority equity investor in a portfolio company, we are often not in a position to exert influence on the entity, and other equity holders and management of the company may make decisions that could decrease the value of our investment in such portfolio company.

When we make debt or minority equity investments, we are subject to the risk that a portfolio company may make business decisions with which we disagree and the other equity holders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our investment.

Our portfolio companies may be highly leveraged.

Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Our investments in Stressed Issuers may be considered speculative in nature and highly risky.

We may invest in Stressed Issuers, or those issuers experiencing or who begin to experience some level of financial or business distress and who may be undergoing or have recently undergone bankruptcy or other restructuring, reorganization and liquidation proceedings. These characteristics of these Stressed Issuers can cause investments in them to be particularly risky and may be considered speculative. Additionally, the ability of Stressed Issuers to pay their debts on schedule (or at all) could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or region or specific developments within Stressed Issuers. Investments in Stressed Issuers frequently do not produce income while they are outstanding and may require us to bear increased expenses, including by increased investment, in order to protect and recover our investments.

Our investment adviser’s fee structure may induce it to make certain investments on our behalf, including speculative investments.

The fees payable by us to our investment adviser may create an incentive for our investment adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to our investment adviser is determined, which are calculated as a percentage of the return on net asset value, may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our Common Shares and the holders of securities convertible into our Common Shares. In addition, our investment adviser will receive the capital gains incentive fee based, in part, upon net capital gains realized on our investments. Unlike the incentive fee, there is no hurdle rate applicable to the capital gains incentive fee. As a result, our investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The incentive fee is computed and paid on income that has been accrued but not yet received in cash, including as a result of investments with a deferred interest feature such as debt investments with PIK interest, preferred stock with PIK dividends and zero coupon securities. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Our investment adviser is not under any obligation to reimburse us for any part of the fees it received that were based on such accrued interest that we never actually received.

Because of the structure of the incentive fee, it is possible that we may have to pay the incentive fee in a quarter during which we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and/or unrealized capital losses. In addition, if market interest rates rise, our investment adviser may be able to invest our funds in debt investments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive the incentive fee.

Our investments in foreign companies or investments denominated in foreign currencies may involve significant risks in addition to the risks inherent in U.S. and U.S. denominated investments.

Our investment strategy contemplates potential investments in foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although we expect most of our investments will be U.S. dollar denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective or without risk to us.

We may expose ourselves to risks if we engage in hedging transactions.

We may in the future enter into hedging transactions, which may expose us to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may include counter-party credit risk. The fair value (rather than the notational value) of any derivatives or swaps we enter into will be included in our calculation of gross assets for purposes of calculating the base management fee. Additionally, derivatives and swaps will be accounted for as realized or unrealized gains (losses) for accounting purposes and could impact the portion of the incentive fee based on realized capital gains. As a result, any derivatives we enter into that result in realized gains may increase the amount of the fees you will be required to pay us.

Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of our hedging transactions will depend on our ability to correctly predict movements in currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. See also “Risk Factors — Risks Relating to Our Business and Structure — We are exposed to risks associated with changes in interest rates, including the current rising interest rate environment.”

As a BDC, we are permitted to enter into unfunded commitment agreements, and, if we fail to meet certain requirements, we will be required to treat such unfunded commitments as derivative transactions, which may limit our ability to use derivatives and/or enter into certain other financial contracts.

In August 2022, Rule 18f-4 under the Investment Company Act, regarding the ability of a BDC (or a registered investment company) to use derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions), became effective. Under the new rule, BDCs that make significant use of derivatives are required to operate subject to a value-at-risk leverage limit, adopt a derivatives risk management program and appoint a derivatives risk manager, and comply with various testing and board reporting requirements. These new requirements apply unless the BDC qualifies as a “limited derivatives user,” as defined under the adopted rules. Under the new rule, a BDC may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide future financing to a portfolio company, if the BDC has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. We currently operate as a “limited derivatives user” which may limit our ability to use derivatives and/or enter into certain other financial contracts.

RISKS RELATING TO AN INVESTMENT IN OUR COMMON SHARES

If we are unable to raise substantial funds, then we will be more limited in the number and type of investments we may make, our expenses may be higher relative to our total assets, and the value of your investment in us may be reduced in the event our assets under-perform.

Amounts that we raise may not be sufficient for us to purchase a broad portfolio of investments. To the extent that less than the maximum number of Common Shares is subscribed for, the opportunity for us to purchase a broad portfolio of investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base. If we are unable to raise substantial funds, we may not achieve certain economies of scale and our expenses may represent a larger proportion of our total assets.

We may have difficulty sourcing investment opportunities.

We cannot assure investors that we will be able to locate a sufficient number of suitable investment opportunities to allow us to deploy the net proceeds received in this offering and in our Private Placement successfully. In addition, privately negotiated investments in loans and illiquid securities of private middle-market companies require substantial due diligence and structuring, and we cannot assure investors that we will achieve our anticipated investment pace. As a result, investors will be unable to evaluate any future portfolio company investments prior to purchasing our Common Shares. Additionally, our investment adviser will select our investments subsequent to this offering, and our common shareholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our Common Shares. To the extent we are unable to deploy all investments, our investment income and, in turn, our results of operations, will likely be materially adversely affected.

An investment in our Common Shares will have limited liquidity.

Our shares constitute illiquid investments for which there is not, and will likely not be, a secondary market at any time prior to a public offering and listing of our Common Shares on a national securities exchange. There can be no guarantee that we will conduct a public offering and list our Common Shares on a national securities exchange. Investment in the Fund is suitable only for sophisticated investors and requires the financial ability and willingness to accept the high risks and lack of liquidity inherent in an investment in the Fund. Except in limited circumstances for legal or regulatory purposes, shareholders are not entitled to redeem their shares. Shareholders must be prepared to bear the economic risk of an investment in our Common Shares for an extended period of time. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our Declaration of Trust or otherwise to effect a liquidity event at any time.

Certain investors will be subject to Exchange Act filing requirements.

Because our Common Shares will be registered under the Exchange Act, ownership information for any person who beneficially owns 5% or more of our Common Shares will have to be disclosed in a Schedule 13G or other filings with the SEC. Beneficial ownership for these purposes is determined in accordance with the rules of the SEC, and includes having voting or investment power over the securities. In some circumstances, our common shareholders who choose to reinvest their dividends may see their percentage stake in the Fund increased to more than 5%, thus triggering this filing requirement. Each shareholder is responsible for determining their filing obligations and preparing the filings. In addition, our common shareholders who hold more than 10% of a class of our Common Shares may be subject to Section 16(b) of the Exchange Act, which recaptures for the benefit of the Fund profits from the purchase and sale of registered stock (and securities convertible or exchangeable into such registered stock) within a six-month period.

Special considerations for certain benefit plan investors.

We intend to conduct our affairs so that our assets should not be deemed to constitute “plan assets” under ERISA and the Plan Asset Regulations. In this regard, until such time as all classes of our Common Shares are considered “publicly offered securities” within the meaning of the Plan Asset Regulations, we intend to limit investment in each class of our Common Shares by “benefit plan investors” to less than 25% of the total value of each class of our Common Shares (within the meaning of the Plan Asset Regulations).

If, notwithstanding our intent, the assets of the Fund were deemed to be “plan assets” of any common shareholder that is a “benefit plan investor” under the Plan Asset Regulations, this would result, among other things, in (i) the application of the prudence and other fiduciary responsibility standards of ERISA to investments made by the Fund, and (ii) the possibility that certain transactions in which the Fund might seek to engage could constitute “prohibited transactions” under ERISA and Section 4975 of the Code. If a prohibited transaction occurs for which no exemption is available, our investment adviser and/or any other fiduciary that has engaged in the prohibited transaction could be required to (i) restore to the “benefit plan investor” any profit realized on the transaction and (ii) reimburse the Covered Plan for any losses suffered by the “benefit plan investor” as a result of the investment. In addition, each disqualified person (within the meaning of Section 4975 of the Code) involved could be subject to an excise tax equal to 15% of the amount involved in the prohibited transaction for each year the transaction continues and, unless the transaction is corrected within statutorily required periods, to an additional tax of 100%. The fiduciary of a “benefit plan investor” who decides to invest in the Fund could, under certain circumstances, be liable for prohibited transactions or other violations as a result of their investment in the Fund or as co-fiduciaries for actions taken by or on behalf of the Fund or our investment adviser. With respect to a “benefit plan investor” that is an individual retirement account (an “IRA”) that invests in the Fund, the occurrence of a prohibited transaction involving the individual who established the IRA, or their beneficiaries, would cause the IRA to lose its tax-exempt status.

Until such time as all the classes of our Common Shares constitute “publicly traded securities” within the meaning of the Plan Asset Regulations, we have the power to (a) exclude any common shareholder or potential shareholder from purchasing our Common Shares; (b) prohibit any redemption of our Common Shares; and (c) redeem some or all Common Shares held by any holder if, and to the extent that, our Board of Trustees determines that there is a substantial likelihood that such holder’s purchase, ownership or redemption of Common Shares would result in our assets to be characterized as “plan assets,” for purposes of the fiduciary responsibility or prohibited transaction provisions of ERISA or Section 4975 of the Code, and all Common Shares shall be subject to such terms and conditions.

Prospective investors should carefully review the matters discussed under “Restrictions on Share Ownership” and should consult with their own advisors as to the consequences of making an investment in the Fund.

No shareholder approval is required for certain mergers.

Our Board of Trustees may undertake to approve mergers between us and certain other funds or vehicles. Subject to the requirements of the Investment Company Act, such mergers may not require shareholder approval so you may not be given an opportunity to vote on these matters unless such mergers are reasonably anticipated to result in a material dilution of the NAV per share of the Fund. These mergers may involve funds managed by affiliates of our investment adviser. The Board of Trustees may also convert the form and/or jurisdiction of organization, including to take advantage of laws that are more favorable to maintaining board control in the face of dissident shareholders.

There is a risk that investors in our Common Shares may not receive distributions or that our distributions may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled.

We intend to make distributions on a monthly basis to our common shareholders out of assets legally available for distribution and in accordance with applicable state law. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. If we declare a distribution and if more shareholders opt to receive cash distributions rather than participate in our distribution reinvestment plan, we may be forced to sell some of our investments in order to make cash dividend payments.

In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Certain of the facilities may also limit our ability to declare distributions if we default under certain provisions. Further, if we invest a greater amount of assets in non-income producing securities, it could reduce the amount available for distribution and may also inhibit our ability to make required interest payments to holders of our debt, which may cause a default under the terms of our debt agreements. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of our debt agreements.

Investing in our Common Shares may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

The NAV of our Common Shares, and liquidity, if any, of the market for our Common Shares may fluctuate significantly.

The capital and credit markets have experienced periods of extreme volatility and disruption over the past several years (including throughout much of the past three fiscal years). The NAV for our Common Shares may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

●	price and volume fluctuations in the capital and credit markets from time to time;
●	changes in law, regulatory policies or tax guidelines, or interpretations thereof, particularly with respect to RICs or BDCs;
●	changes in accounting guidelines governing valuation of our investments;
●	loss of our RIC or BDC status;
●	loss of a major funding source;
●	our ability to manage our capital resources effectively;
●	changes in our earnings or variations in our operating results;
●	changes in the value of our portfolio of investments;
●	any shortfall in investment income or net investment income or any increase in losses from levels expected by investors or securities analysts;
●	departure of Ares’ key personnel;
●	uncertainty surrounding the strength of the U.S. economy;
●	uncertainty between the U.S. and other countries with respect to trade policies, treaties, and tariffs;

●	global unrest; and
●	general economic trends and other external factors.

Our common shareholders will experience dilution in their ownership percentage if they do not opt into our distribution reinvestment plan.

All distributions declared in cash payable to shareholders that are participants in our distribution reinvestment plan are automatically reinvested in our Common Shares. As a result, our common shareholders that do not opt into our distribution reinvestment plan will experience dilution in their ownership percentage of our Common Shares over time. See “Distribution Reinvestment Plan.”

Our future credit ratings may not reflect all risks of an investment in our debt securities.

Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our future credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

GENERAL RISK FACTORS

Global economic, political and market conditions, including uncertainty about the financial stability of the United States, could have a significant adverse effect on our business, financial condition and results of operations.

Downgrades by rating agencies to the U.S. government’s credit rating or concerns about its credit and deficit levels in general could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. In addition, a decreased U.S. government credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our Common Shares. U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns or a recession in the United States.

Deterioration in the economic conditions in the Eurozone and other regions or countries globally and the resulting instability in global financial markets may pose a risk to our business. Financial markets have been affected at times by a number of global macroeconomic events, including the following: large sovereign debts and fiscal deficits of several countries in Europe and in emerging markets jurisdictions, levels of non-performing loans on the balance sheets of European banks, the effect of the United Kingdom (the “U.K.”) leaving the EU, instability in the Chinese capital markets and the COVID-19 pandemic. Global market and economic disruptions have affected, and may in the future affect, the U.S. capital markets, which could adversely affect our business, financial condition or results of operations. We cannot assure you that market disruptions in Europe and other regions or countries, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy, and we cannot assure you that assistance packages will be available, or if available, be sufficient to stabilize countries and markets in Europe or elsewhere affected by a financial crisis. To the extent uncertainty regarding any economic recovery in Europe or elsewhere negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected. Moreover, there is a risk of both sector-specific and broad-based corrections and/or downturns in the equity and credit markets. Any of the foregoing could have a significant impact on the markets in which we operate and could have a material adverse impact on our business prospects and financial condition.

Various social and political circumstances in the U.S. and around the world (including wars and other forms of conflict, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics or outbreaks of infectious diseases), may also contribute to increased market volatility and economic uncertainties or deterioration in the U.S. and worldwide. Such events, including rising trade tensions between the United States and China, other uncertainties regarding actual and potential shifts in U.S. and foreign, trade, economic and other policies with other countries, the war in Ukraine and Russia, and health epidemics and pandemics, could adversely affect our business, financial condition or results of operations. These market and economic disruptions could negatively impact the operating results of our portfolio companies.

The war in Ukraine and Russia may have a material adverse impact on us and our portfolio companies.

On February 24, 2022, the President of Russia, Vladimir Putin, announced a military invasion of Ukraine. In response, countries worldwide, including the United States, have imposed sanctions against Russia on certain businesses and individuals, including, but not limited to, those in the banking, import and export sectors. This has led, is currently leading, and for an unknown period of time will continue to lead to disruptions in local, regional, national, and global markets and economies affected thereby. These disruptions caused by the war have included, and may continue to include, political, social, and economic disruptions and uncertainties and material increases in certain commodity prices that may affect our business operations and the operations of our portfolio companies.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rates payable on the debt investments we make, the default rates on such investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect our liquidity, financial condition or results of operations.

Our business is dependent on our and third parties’ communications and information systems. Further, in the ordinary course of our business we or our investment adviser may engage certain third party service providers to provide us with services necessary for our business. Any failure or interruption of those systems or services, including as a result of the termination or suspension of an agreement with any third-party service providers, could cause delays or other problems in our business activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

●	sudden electrical or telecommunications outages;
●	natural disasters such as earthquakes, tornadoes and hurricanes;
●	disease pandemics;
●	events arising from local or larger scale political or social matters, including terrorist acts; and
●	cyber-attacks.

These events, in turn, could have a material adverse effect on our business, financial condition and operating results and negatively affect the NAV of our Common Shares and our ability to pay dividends to our common shareholders.

Cybersecurity risks and cyber incidents may adversely affect our business or the business of our portfolio companies by causing a disruption to our operations or the operations of our portfolio companies, a compromise or corruption of our confidential information or the confidential information of our portfolio companies and/or damage to our business relationships or the business relationships of our portfolio companies, all of which could negatively impact the business, financial condition and operating results of us or our portfolio companies.

A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of the information resources of us or our portfolio companies. The efficient operation of our business is dependent on computer hardware and software systems, as well as data processing systems and the secure processing, storage and transmission of information, all of which are potentially vulnerable to security breaches and cyber incidents or other data security breaches. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our information systems or those of our portfolio companies for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The risk of a security breach or disruption, particularly through cyber-attacks or cyber intrusions, including by computer hackers, nation-state affiliated actors, and cyber terrorists, has generally increased as the number, intensity and sophistication of attempted attacks and intrusions from around the world have increased. We and our investment adviser’s employees have been and expect to continue to be the target of fraudulent calls, emails and other forms of potentially malicious or otherwise negatively impacting activities and attempts to gain unauthorized access to confidential, personal or other sensitive information. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, fines or penalties, investigations, increased cybersecurity protection and insurance costs, litigation and damage to business relationships and reputations causing our business and results of operations to suffer.

The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. As our and our portfolio companies’ reliance on technology has increased, so have the risks posed to our information systems, both internal and those provided by Ares Management and third-party service providers, and the information systems of our portfolio companies. Ares Management has implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that our financial results, operations or confidential information will not be negatively impacted by such an incident. Even the most well-protected information, networks, systems and facilities remain potentially vulnerable because the techniques used in such attempted security breaches evolve and generally are not recognized until launched against a target, and in some cases are designed not to be detected and, in fact, may not be detected. Accordingly, we and our service providers may be unable to anticipate these techniques or to implement adequate security barriers or other preventative measures, and thus it is impossible for us and our service providers to entirely mitigate this risk. Cybersecurity risks require continuous and increasing attention and other resources from us to, among other actions, identify and quantify these risks, upgrade and expand our technologies, systems and processes to adequately address such risks. Such attention diverts time and other resources from other activities and there is no assurance that our efforts will be effective.

In addition, cybersecurity has become a top priority for global lawmakers and regulators, and some jurisdictions have proposed or enacted laws requiring companies to notify regulators and individuals of data security breaches involving certain types of personal data. In particular, state and federal laws and regulations related to cybersecurity compliance continue to evolve and change, which may require substantial investments by us and/or our investment adviser and its affiliates in new technology, software and personnel, which could affect our profitability. These changes may also result in enhanced and unforeseen consequences for cyber-related breaches and incidents, which may further adversely affect our profitability. If we fail to comply with the relevant and increasing complex laws, regulations and disclosure obligations, we could suffer financial losses, a disruption of our business, liability to investors, regulatory intervention or reputational damage.

ESTIMATED USE OF PROCEEDS

We intend to use the net proceeds from this offering to (1) make investments in accordance with our investment objective, (2) reduce borrowings and repay indebtedness incurred under various financing agreements we may enter into and (3) fund repurchases under our share repurchase program. Generally, our policy will be to pay distributions and operating expenses from cash flow from operations, however, we are not restricted from funding these items from proceeds from this offering or other sources and may choose to do so, particularly in the earlier part of this offering. We intend to use a portion of the net proceeds we receive in this offering to repay outstanding indebtedness under our Credit Facility (which had no outstanding borrowings as of December 31, 2022). The interest rate charged on the Credit Facility is based on the Secured Overnight Financing Rate (“SOFR”) plus a credit spread adjustment of 0.10% (or an alternate rate of interest for certain loans, commitments and/or other extensions of credit denominated in approved foreign currencies plus a spread adjustment, if applicable) plus an applicable spread of either 1.75% or 1.875% or an “alternate base rate” (as defined in the agreements governing the Credit Facility) plus an applicable spread of either 0.75% or 0.875%, in each case, determined monthly based on the total amount of the borrowing base relative to the sum of (i) the greater of (a) the aggregate amount of revolving exposure under the Credit Facility and (b) 85% of the total commitments of the Credit Facility (or, if higher, the total revolving exposure) plus (ii) other debt, if any, secured by the same collateral as the Credit Facility. As of December 31, 2022, the interest rate in effect was SOFR plus 1.875%.

We will seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof, generally within 90 days of each subscription closing, and in any event within six months of each subscription closing. While we do not anticipate a lengthy delay in investing our net proceeds, depending on market conditions and the availability of investments that meet our investment objective, we may be unable to invest such proceeds within the time period we anticipate. If we are unable to identify investments that meet our investment objective or market conditions affect our ability to invest our net proceeds, including during our anticipated time period, we will invest the net proceeds primarily in U.S. government securities and other high-quality short-term investments. These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not be able to achieve our investment objective and/or pay any distributions during this period or, if we are able to do so, such distributions may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested. If we do not realize yields in excess of our expenses, we may incur operating losses and the NAV of our Common Shares may decline. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

We estimate that we will incur approximately $8.3 million of organization and offering expenses (excluding shareholder servicing and/or distribution fees) in connection with this offering (including expenses incurred in connection with our Private Placement), or approximately 0.11% of the gross proceeds, assuming maximum gross proceeds of $7,500,000,000. We have entered into an Expense Support and Conditional Reimbursement Agreement with our investment adviser, pursuant to which, among other things, our investment adviser has agreed to advance all of our estimated organization and initial offering expenses, which includes $1.5 million of organization and initial offering expenses incurred in connection with the Private Placement. We are obligated to reimburse our investment adviser until such time as all Expense Payments made by our investment adviser to us within three years prior to the last business day of the applicable calendar month in which such Reimbursement Payment obligation is accrued have been reimbursed, subject to certain conditions in the Expense Support and Conditional Reimbursement Agreement. In addition, our investment adviser may waive its right to receive monthly reimbursement payments from us in an applicable month. If we are required to reimburse our investment adviser pursuant to the Expense Support and Conditional Reimbursement Agreement, we and, ultimately, our common shareholders, will repay such expenses pursuant to the terms of that agreement. Any reimbursements will not exceed actual expenses incurred by our investment adviser and its affiliates. See Note 3 of our consolidated financial statements for more information about our Expense Support and Conditional Reimbursement Agreement.

The following tables set forth our estimate of how we intend to use the gross proceeds from this offering. Information is provided assuming that the Fund sells the maximum number of shares registered in this offering, or approximately 295,275,591 shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of our Common Shares and the actual number of shares we sell in this offering. The table below assumes that shares are sold at the current offering price of $25.40 per share. Such amount is subject to increase or decrease based upon our NAV per share.

The following tables present information about the net proceeds raised in this offering for each class, assuming the maximum primary offering amount of $7,500,000,000. The tables assume that 1/3 of our gross offering proceeds are from the sale of Class S shares, 1/3 of our gross offering proceeds are from the sale of Class D shares and 1/3 of our gross offering proceeds are from the sale of Class I shares. The number of shares of each class sold and the relative proportions in which the classes of shares are sold are uncertain and may differ significantly from what is shown in the tables below. Because amounts in the following tables are estimates, they may not accurately reflect the actual receipt or use of the gross proceeds from this offering. Amounts expressed as a percentage of net proceeds or gross proceeds may be higher or lower due to rounding.

The following table presents information regarding the use of proceeds raised in this offering with respect to Class S shares.

	Maximum Offering of
	$2,500,000,000 in
	Class S Shares
Gross Proceeds(1)	$2,500,000,000	100%
Upfront Sales Load(2)	$—	—%
Organization and Offering Expenses(3)	$2,775,417	0.11%
Net Proceeds Available for Investment	$2,497,224,583	99.89%

The following table presents information regarding the use of proceeds raised in this offering with respect to Class D shares.

	Maximum Offering of
	$2,500,000,000 in
	Class D Shares
Gross Proceeds(1)	$2,500,000,000	100%
Upfront Sales Load(2)	$—	—%
Organization and Offering Expenses(3)	$2,775,417	0.11%
Net Proceeds Available for Investment	$2,497,224,583	99.89%

The following table presents information regarding the use of proceeds raised in this offering with respect to Class I shares.

	Maximum Offering of
	$2,500,000,000 in
	Class I Shares
Gross Proceeds(1)	$2,500,000,000	100%
Upfront Sales Load(2)	$—	—%
Organization and Offering Expenses(3)	$2,775,417	0.11%
Net Proceeds Available for Investment	$2,497,224,583	99.89%
(1)	We intend to conduct a continuous offering of an unlimited number of Common Shares over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415 under the Securities Act; however, in certain states this offering is subject to annual extensions.
(2)	The Fund will not charge investors an upfront sales load with respect to Class S shares, Class D shares or Class I shares. However, if you buy Class S shares or Class D shares through certain selling agents, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 3.5% cap on NAV for Class S shares and a 1.5% cap on NAV for Class D shares. Selling agents will not charge such fees on Class I shares. Subject to FINRA limitations on underwriting compensation, we and, ultimately, certain classes of our common shareholders, will pay the following shareholder servicing and/or distribution fees to the intermediary manager: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares; and (b) for Class D shares, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. No shareholder servicing and/or distribution fee will be paid with respect to the Class I shares. The intermediary manager anticipates that all or a portion of the shareholder servicing and/or distribution fee will be retained by, or reallowed (paid) to, participating broker dealers. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including selling commissions, the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, as required by exemptive relief for which we have applied to allow us to offer multiple classes of shares, at the end of the month in which the intermediary manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to shares held in a common shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the intermediary manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on either (i) each such share that would exceed such limit or (ii) all Class S shares and Class D shares in such common shareholder’s account. We may modify this requirement if permitted by applicable exemptive relief. At the end of such month, the applicable Class S shares or Class D shares in such common shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares. See “Plan of Distribution.”
(3)	The organization and offering expense numbers shown above represent our estimates of expenses to be incurred by us in connection with this offering and include estimated wholesaling expenses reimbursable by us. See “Plan of Distribution” for examples of the types of organization and offering expenses we may incur.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The discussion and analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and related notes appearing elsewhere in this prospectus. Some of the statements in this section (including in the following discussion) constitute forward-looking statements, which relate to future events or the future performance or financial condition of Ares Strategic Income Fund (the “Fund,” “we,” “us,” or “our”). The forward-looking statements contained in this section involve a number of risks and uncertainties. Please see “Risk Factors” and “Cautionary Note Regarding Forward-Looking statements” for a discussion of uncertainties, risk and assumptions associated with these statements.

OVERVIEW

We are an externally managed, closed-end management investment company. Formed as a Delaware statutory trust on March 15, 2022, we have elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. We also intend to elect to be treated and to operate in a manner so as to continuously qualify annually as a RIC under the Code.

We are externally managed by our investment adviser, Ares Capital Management, a subsidiary of Ares Management Corporation (NYSE:ARES) (“Ares Management”), a publicly traded, leading global alternative investment manager, pursuant to our investment advisory and management agreement. Our investment adviser is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. Our investment adviser is registered as an investment adviser with the SEC. Our administrator, Ares Operations LLC (“Ares Operations” or “our administrator”), a subsidiary of Ares Management, provides certain administrative and other services necessary for us to operate.

Our investment objective is to generate current income and, to a lesser extent, long-term capital appreciation. We invest primarily in first lien senior secured loans, second lien senior secured loans, subordinated secured and unsecured loans, subordinated debt, which in some cases includes equity and/or preferred components, and other types of credit instruments which may include commercial real estate mezzanine loans, real estate mortgages, distressed investments, securitized products, notes, bills, debentures, bank loans, convertible and preferred securities, infrastructure debt and government and municipal obligations, made to or issued by U.S. middle-market companies, which we generally define as companies with annual EBITDA between $10 million and $250 million. We expect that a majority of our investments will be in directly originated loans. For cash management and other purposes, we also intend to invest in broadly syndicated loans and other more liquid credit investments, including in publicly traded debt instruments and other instruments that are not directly originated. We intend to primarily invest in illiquid and restricted investments, and while most of our investments are expected to be in private U.S. companies (we generally have to invest at least 70% of our total assets in “qualifying assets,” including private U.S. companies), we may also invest from time to time in non-U.S. companies. Our portfolio may also include equity securities such as common stock, preferred stock, warrants or options, which may be obtained as part of providing a broader financing solution. Under normal circumstances, we will invest directly or indirectly at least 80% of our total assets (net assets plus borrowings for investment purposes) in debt investments of varying maturities. Subject to the limitations of the Investment Company Act, we may invest in loans, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other Ares Management’s funds. From time to time, we may co-invest with other Ares Management’s funds. See “Regulation — Exemptive Relief.”

To seek to enhance our returns, we employ leverage as market conditions permit and at the discretion of our investment adviser, but in no event will leverage employed exceed the limitations set forth in the Investment Company Act. We intend to use leverage in the form of borrowings, including loans from certain financial institutions, including any potential borrowings under our Credit Facility (as defined below) and the issuance of debt securities. We may also use leverage in the form of the issuance of preferred shares, but do not currently intend to do so. In determining whether to borrow money, we analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. Any such leverage, if incurred, would be expected to increase the total capital available for investment by us. See “Risk Factors — Risks Relating to Our Business and Structure — We will borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us.” To finance investments, we may securitize certain of our secured loans or other investments, including through the formation of one or more collateralized loan obligations (“CLOs”), while retaining all or most of the exposure to the performance of these investments. See “Risk Factors — Risks Relating to Our Business and Structure — We may form one or more CLOs, which may subject us to certain structured financing risks.”

See “Investment Objective and Strategies” for more information about our investment strategies. Our investments are subject to a number of risks. See “Risk Factors.”

MACROECONOMIC ENVIRONMENT

Credit markets continued to be under pressure during 2022 amid a risk-off environment and sustained macro-economic uncertainty due to record-high inflation, tighter financial conditions and growing recession risk. Central banks have remained focused on restoring price stability by raising interest rates and have signaled that growth may be hindered until inflation comes under control.

KEY COMPONENTS OF OUR RESULTS OF OPERATIONS

Revenues

We generate revenue in the form of interest income on debt investments, capital gains, and dividend income from our equity investments in our portfolio companies. Our senior and subordinated debt investments are expected to bear interest at a fixed or floating rate. Interest on debt securities is generally payable quarterly or semiannually. In some cases, some of our investments may provide for deferred interest payments or payment-in-kind (“PIK”) interest. The principal amount of the debt securities and any accrued but unpaid PIK interest generally will become due at the maturity date. In addition, we may generate revenue in the form of commitment and other fees in connection with transactions. Original issue discounts and market discounts or premiums will be capitalized, and we will accrete or amortize such amounts as interest income. We will record prepayment premiums on loans and debt securities as realized gains. Dividend income on preferred equity, if any, will be recognized on an accrual basis to the extent that we expect to collect such amounts.

Expenses

The services of all investment professionals of our investment adviser and its staff, when and to the extent engaged in providing investment advisory services to us and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by our investment adviser. Under the investment advisory and management agreement, we bear all other costs and expenses of our operations and transactions. See Note 3 to our consolidated financial statements for more information on fees and expenses.

From time to time, our investment adviser, our administrator or their affiliates may pay third-party providers of goods or services. We will reimburse our investment adviser, our administrator or such affiliates thereof for any such amounts paid on our behalf. From time to time, our investment adviser or our administrator may defer or waive fees and/or rights to be reimbursed for expenses.

Expense Support and Conditional Reimbursement Agreement

We have entered into an expense support and conditional reimbursement agreement (the “Expense Support and Conditional Reimbursement Agreement”) with our investment adviser. See Note 3 to our consolidated financial statements for more information on the Expense Support and Conditional Reimbursement Agreement.

PORTFOLIO AND INVESTMENT ACTIVITY

Our investment activity for the period from December 5, 2022 (commencement of operations) to December 31, 2022 is presented below.

(dollar amounts in thousands)
New investment commitments(1):
Total new investment commitments(2)	$125,851
Less: Investment commitments exited(3)	(7,207)
Net investment commitments	$118,644
Principal amount of investments funded:
First lien senior secured loans	$118,160
Subordinated debt	196
Other equity	100
Total	$118,456
Principal amount of investments sold or repaid:
First lien senior secured loans	$6,003
Subordinated debt	196
Total	$6,199
Weighted average remaining term for investment commitments (in months)	54
Percentage of new investment commitments at floating rates	99%
Weighted average yield(4):
Funded during the period at amortized cost	9.2%
Funded during the period at fair value	9.3%
(1)

New investment commitments include new agreements to fund revolving loans or delayed draw loans. See Note 6 to our consolidated financial statements for more information on our commitments to fund revolving loans or delayed draw loans.

(2)	Includes both funded and unfunded commitments. Of these new investment commitments, we funded $118 million for the period from December 5, 2022 (commencement of operations) to December 31, 2022.
(3)	Includes funded commitments. For the period from December 5, 2022 (commencement of operations) to December 31, 2022, investment commitments exited included exits of unfunded commitments of $1 million.
(4)

“Weighted average yield” is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount or premium earned on the relevant accruing investments, divided by (b) the total accruing investments at amortized cost or at fair value, as applicable.

As of December 31, 2022, our investments consisted of the following:

(in thousands)	Amortized Cost	Fair Value
First lien senior secured loans	$108,669	$108,429
Other equity	100	100
Total	$108,769	$108,529

Our commitment to fund delayed draw loans is triggered upon the satisfaction of certain pre-negotiated terms and conditions. Generally, the most significant and uncertain term requires the borrower to satisfy a specific use of proceeds covenant. The use of proceeds covenant typically requires the borrower to use the additional loans for the specific purpose of a permitted acquisition or permitted investment, for example. In addition to the use of proceeds covenant, the borrower is generally required to satisfy additional negotiated covenants (including specified leverage levels). See Note 6 to our consolidated financial statements for more information on our unfunded commitments.

As of December 31, 2022, the weighted average yield of our total portfolio at amortized cost and fair value was 9.5% and 9.5%, respectively. The weighted average yields on total portfolio is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount or premium earned on accruing debt, divided by (b) total investments at amortized cost or at fair value, as applicable.

As of December 31, 2022, none of the loans were on non-accrual status.

RESULTS OF OPERATIONS

We commenced operations on December 5, 2022 after we received initial capital from the Private Placement (as defined below).

Operating results for the period from December 5, 2022 (commencement of operations) to December 31, 2022 were as follows:

(in thousands)
Total interest income	$183

Expenses
Interest and credit facility fees	118
Base management fee	130
Organization costs	788
Other general and administrative	404
Income tax expense, including excise tax	9
Total expenses	1,449
Expense support	(1,449)
Net expenses	—
Net investment income	183

Net realized gains on investments	54
Net unrealized losses on investments	(311)
Net decrease in net assets resulting from operations	$(74)

Net income can vary substantially from period to period due to various factors, the level of new investment commitments, the recognition of realized gains and losses and unrealized appreciation and depreciation.

Total interest income was driven by our deployment of capital primarily into broadly syndicated loans and other more liquid credit investments. Our weighted average yield on total investment held as of December 31, 2022 was approximately 9.5% at amortized cost and fair value.

During the period from December 5, 2022 (commencement of operations) to December 31, 2022, we incurred expenses of $1.4 million, all of which have been advanced by our investment adviser through the Expense Support and Conditional Reimbursement Agreement, which amount includes all of our estimated organization and offering expenses incurred during the period from December 5, 2022 (commencement of operations) to December 31, 2022, including all of our organization and offering expenses incurred in connection with the Private Placement (as defined below). See Note 3 to our consolidated financial statements for more information on our Expense Support and Conditional Reimbursement Agreement.

For the period from December 5, 2022 (commencement of operations) to December 31, 2022, we recorded net unrealized losses on investments of $311 thousand primarily due to movements in market quotes and marked-to-market on our liquid credit investments.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

Our current liquidity and capital resources are expected to be generated primarily from the proceeds received from the Private Placement (as defined below), cash flows from our operations and advances from the Credit Facility (as defined below). Further, we expect to generate additional liquidity and capital resources from the net proceeds of this offering and any future offerings of our debt or equity securities, and any financing arrangements we may enter into in the future. We intend to sell our Common Shares pursuant to this Registration Statement on a continuous basis at a per share price equal to the then-current net asset value (“NAV”) per share.

Our primary uses of cash and cash equivalents are for (i) investments in portfolio companies and other investments, (ii) the cost of operations (including paying our investment adviser and our administrator), (iii) cost of any borrowings or other financing arrangements and (iv) cash distributions to the holders of our Common Shares.

In accordance with the Investment Company Act, we may borrow amounts such that our asset coverage calculated pursuant to the Investment Company Act, is at least 150% (or 200% if certain requirements under the Investment Company Act are not met) immediately after such borrowing (i.e., we are able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us). As of December 31, 2022, there were no amounts of debt outstanding.

Net Worth of Sponsors

The NASAA, in its Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time (the “Omnibus Guidelines”), requires that our affiliates and investment adviser, or our Sponsor as defined under the Omnibus Guidelines, have an aggregate financial net worth, exclusive of home, automobiles and home furnishings, of the greater of either $100,000, or 5.0% of the first $20 million of both the gross amount of securities currently being offered in this offering and the gross amount of any originally issued direct participation program securities sold by our affiliates and sponsors within the past 12 months, plus 1.0% of all amounts in excess of the first $20 million. Based on these requirements, our investment adviser and its affiliates, while not liable directly or indirectly for any indebtedness we may incur, have an aggregate financial net worth in excess of those amounts required by the Omnibus Guidelines Statement of Policy.

Equity Capital Activities

Private Placement

Beginning in November 2022 and ending on January 30, 2023, we entered into subscription agreements with several investors providing for the commitment to purchase an aggregate of up to $847 million of our Class I shares (the “Private Placement”).

Pursuant to the subscription agreements entered into between us and each investor in connection with the Private Placement (the “Private Placement Agreements”), the investors participating in the Private Placement (the “Private Placement Investors”) committed to purchase Class I shares at an initial offering price of $25.00 per share. Private Placement Investors’ subscriptions were initially drawn down at a price of $25.00 per share, and subsequent drawdowns are priced at our current NAV at the time of drawdown. Under the Private Placement Agreements, we intend to call all capital from the Private Placement Investors prior to closing on the sale of any shares pursuant to this Registration Statement. Since our inception and through December 31, 2022, we called an aggregate of $148 million from the Private Placement Investors, and in exchange therefore, we issued approximately 5.9 million Class I shares to 48 shareholders, including the investment from our sole initial shareholder. We have not offered or sold any of our Class S or Class D Shares.

We commenced operations in December 2022 after we received initial capital from the Private Placement. In connection with the commencement of our operations, the investment advisory and management agreement became effective and the base management fee and any incentive fees, as applicable, payable by us to our investment adviser under the investment advisory and management agreement began to accrue. Proceeds from the Private Placement are being invested in accordance with our investment objective.

See “—Recent Developments” for activity related to our Private Placement following December 31, 2022.

Net Asset Value Per Share and Offering Price

We determine NAV for Class I shares as of the last day of each calendar month. Share issuances related to monthly subscriptions are effective the first calendar day of each month. As of December 31, 2022, NAV per share for Class I common shares of beneficial interest was $24.99.

Debt Capital Activities

On December 20, 2022, we entered into a senior secured revolving credit facility agreement with JPMorgan Chase Bank, N.A and each of the other parties thereto (the “Credit Facility”), that allows us to borrow up to $625 million at any one time outstanding. The end of the revolving period and the stated maturity date are December 15, 2026 and December 15, 2027, respectively. As of December 31, 2022, there were no borrowings under the Credit Facility. See Note 5 to our consolidated financial statements for additional information on our debt obligation.

Off-Balance Sheet Arrangements

Our investment portfolio may contain debt investments which are in the form of revolving and delayed draw loan commitments, which require us to provide funding when requested by portfolio companies in accordance with underlying loan agreements. See Note 6 to the consolidated financial statements for more information on our commitments to fund revolving loans and delayed draw loans.

RECENT DEVELOPMENTS

From January 1, 2023 through January 30, 2023, the last day on which we accepted Private Placement Agreements, we entered into Private Placement Agreements with Private Placement Investors providing commitments of $156 million to purchase our Class I shares.

From January 1, 2023 through February 28, 2023, we called $96.5 million from the Private Placement Investors and issued approximately 3.8 million Class I shares.

CRITICAL ACCOUNTING ESTIMATES

This discussion of our expected operating plans is based upon our expected consolidated financial statements, which will be prepared in accordance with GAAP. The preparation of these consolidated financial statements will require our management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. The critical accounting estimates should be read in conjunction with the risk factors elsewhere in this prospectus. See Note 2 to our consolidated financial statements for additional information on our critical accounting policies.

Investments

Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

Pursuant to Rule 2a-5 of the Investment Company Act, our board of trustees has designated the investment adviser as its “valuation designee” to perform fair value determinations for investments held by us without readily available market quotations.

Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, our investment adviser, as the valuation designee, looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our investment adviser, as the valuation designee, subject to the oversight of our board of trustees, based on, among other things, the input of the independent third‑party valuation firms that have been engaged to support the valuation of such portfolio investments at least once during a trailing 12‑month period (with certain de minimis exceptions) and under a valuation policy and a consistently applied valuation process. In addition, our independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, our investment valuation process within the context of performing our integrated audit.

Because there is not a readily available market value for most of the investments in our portfolio, substantially all of our portfolio investments are valued at fair value as determined in good faith by our investment adviser, as the valuation designee, as described herein. As part of the valuation process for investments that do not have readily available market prices, our investment adviser may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, our investment adviser considers the pricing indicated by the external event to corroborate the valuation.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned. All investments are recorded at their fair value.

Our investment adviser, as the valuation designee, subject to the oversight of our board of trustees, undertakes a multi‑step valuation process each quarter, as described below:

●	Our quarterly valuation process begins with a preliminary valuation being prepared by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team and valuation team.
●	Preliminary valuations are reviewed and discussed by our investment adviser’s valuation committee.
●	Our investment adviser’s valuation committee determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on, among other things, the input of the independent third‑party valuation firms, where applicable.

When our investment adviser determines our NAV as of the last day of a month that is not also the last day of a calendar quarter, our investment adviser intends to update the value of securities with reliable market quotations to the most recent market quotation. For securities without reliable market quotations, our investment adviser will generally value such assets at the most recent quarterly valuation unless our investment adviser determines that a significant observable change has occurred since the most recent quarter end with respect to the investment (which determination may be as a result of a material event at a portfolio company, material change in market spreads, secondary market transaction in the securities of an investment or otherwise). If our investment adviser determines such a change has occurred with respect to one or more investments, our investment adviser will determine whether to update the value for each relevant investment.

Fair Value of Financial Instruments

We follow ASC 825-10, Recognition and Measurement of Financial Assets and Financial Liabilities (“ASC 825-10”), which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of our choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. We have not elected the ASC 825-10 option to report selected financial assets and liabilities at fair value. With the exception of the line item entitled “other assets,” which is reported at amortized cost, the carrying value of all other assets and liabilities approximate fair value.

We also follow ASC 820-10, which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC

820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires us to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, we have considered its principal market as the market in which we exit our portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

●	Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that we have the ability to access.
●	Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
●	Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, we continue to employ the net asset valuation policy that is consistent with ASC 820-10. Our investment adviser evaluates the source of inputs, including any markets in which our investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. Our valuation policy considers the fact that because there may not be a readily available market value for certain investments in our portfolio, the fair value of the investments may typically be determined using unobservable inputs.

Our portfolio investments classified as Level 3 are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value (“EV”) of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. Our investment adviser may also employ other valuation multiples to determine EV, such as revenues or, in the case of certain portfolio companies in the power generation industry, kilowatt capacity. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where we have control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind-down analysis may be utilized to estimate enterprise value. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where we do not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, our investment adviser considers the current contractual interest rate, the maturity and other terms of the investment relative to the risk of us and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by us are substantially illiquid with no active transaction market, our investment adviser, as the valuation designee, depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

See Note 7 to our consolidated financial statements for more information on our valuation process.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates and the valuations of our investment portfolio. Uncertainty with respect to the rising interest rates, risks in respect of a failure to increase the U.S. debt ceiling, the war in Ukraine and Russia and health epidemics and pandemics introduced significant volatility in the financial markets, and the effects of this volatility has materially impacted and could continue to materially impact our market risks, including those listed below. For additional information concerning the COVID-19 pandemic and its potential impact on our business and our operating results, see “Risk Factors — Risks Relating to Our Business and Structure — Certain of our portfolio companies’ businesses could be adversely affected by the effects of health pandemics or epidemics, including the ongoing COVID-19 pandemic, which has had, and may continue to have, a negative impact on our and our portfolio companies’ businesses and operations.”

Investment Valuation Risk

Because there is not a readily available market value for most of the investments in our portfolio, substantially all of our portfolio investments are valued at fair value as determined in good faith by our investment adviser, as the valuation designee, subject to the oversight of our board of trustees, based on, among other things, the input of the independent third-party valuation firms that have been engaged to support the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions). Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned. See “Determination of Net Asset Value.”

Interest Rate Risk

Because we will fund a portion of our investments with borrowings, our net investment income will be affected by the difference between the rate at which we invest and the rate at which we borrow. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. See “Risk Factors — Risks Relating to Our Business and Structure — We are exposed to risks associated with changes in interest rates, including the current rising interest rate environment.”

As of December 31, 2022, all of our debt investments at fair value were at floating rates. Any future borrowings under the Credit Facility will bear interest at variable rates with no interest rate floors.

We regularly measure our exposure to interest rate risk. We assess interest rate risk and manage our interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities. Based on that review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.

Based on our December 31, 2022 consolidated statements of assets and liabilities, the following table shows the annualized impact on net income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in our investment and borrowing structure:

(in thousands)		Interest	Net
Basis Point Change	Interest Income	Expense	Income(1)
Up 300 basis points	$3,365	$—	$3,365
Up 200 basis points	$2,243	$—	$2,243
Up 100 basis points	$1,122	$—	$1,122
Down 100 basis points	$(1,122)	$—	$(1,122)
Down 200 basis points	$(2,243)	$—	$(2,243)
Down 300 basis points	$(3,358)	$—	$(3,358)
(1)	Excludes the impact of income based incentive fees. See Note 3 to our consolidated financial statements for more information on the income based incentive fees.

PORTFOLIO COMPANIES

The following table describes each of the businesses included in our portfolio and reflects data as of December 31, 2022. Percentages shown for class of investment securities held by us represent the percentage of the class owned and do not necessarily represent voting ownership. Percentages shown for equity securities, other than warrants or options, represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of the class of security we may own assuming we exercise our warrants or options before dilution.

Where we have indicated by footnote the amount of undrawn commitments to portfolio companies to fund various revolving and delayed draw senior secured and subordinated loans, such undrawn commitments are presented net of (i) standby letters of credit treated as drawn commitments because they are issued and outstanding, (ii) commitments substantially at our discretion and (iii) commitments that are unavailable due to borrowing base or other covenant restrictions.

PORTFOLIO COMPANIES

As of December 31, 2022

(dollar amounts in thousands)

					% of Class
				Maturity	Held at	Fair
Issuer	Business Description	Investment	Interest(1)	Date	12/31/2022	Value
AAdvantage Loyality IP Ltd. (American Airlines, Inc.) 1 Skyview Drive Forth Worth, TX 76155	Provider of air transportation services	First lien senior secured loan	8.99% (LIBOR + 4.75%/Q)	4/20/2028		977.7
Acrisure, LLC 5664 Prairie Creek Drive SE Caledonia, MI 49316	Independent property and casualty insurance brokerage	First lien senior secured loan	8.13% (LIBOR + 3.75%/M)	2/15/2027		86.4
		First lien senior secured loan	8.63% (LIBOR + 4.25%/M)	2/15/2027		963.4
Agiliti Health, Inc. 6625 W 78th Street Suite 300 Minneapolis, MN 55439	Provider of healthcare technology management and service solutions	First lien senior secured loan	6.88% (LIBOR + 2.75%/M)	1/4/2026		1,165.5
AI Aqua Merger Sub, Inc. 9399 W Higgins Road Suite 1100 Rosemont, IL 60018	End to end provider of water solutions to a wide range of customer bases	First lien senior secured loan	7.84% (SOFR + 3.75%/Q)	7/31/2028		816.1	(2)
Alcami Corporation and ACM Note Holdings, LLC 4620 Creekstone Drive Suite 200 Durham, NC 27703	Outsourced drug development services provider	First lien senior secured loan	11.42% (SOFR + 7.00%/M)	12/21/2028		3,883.6	(3)
AlixPartners, LLP 909 3rd Avenue New York, NY 10022	Global consulting firm	First lien senior secured loan	7.13% (LIBOR + 2.75%/M)	2/4/2028		987.8
Alliance Laundry Systems LLC PO Box 990 Shepard Street Ripon, WI 54971	Designer, manufacturer, and marketer of commercial laundry equipment	First lien senior secured loan	7.41% (LIBOR + 3.50%/Q)	10/8/2027		976.7
Alliant Holdings Intermediate, LLC 1301 Dove Street Suite 200 Newport Beach, CA 92660	National insurance broker	First lien senior secured loan	7.63% (LIBOR + 3.25%/M)	5/9/2025		983.2
Alterra Mountain Company 3501 Wazee Street Denver, CO 80216	Operator of mountain ski resorts	First lien senior secured loan	7.88% (LIBOR + 3.50%/M)	8/17/2028		1,278.1
American Axle & Manufacturing, Inc. 1 Dauch Drive Detroit, MI 48211	Manufacturer of automobile driveline and drivetrain components and systems	First lien senior secured loan	7.90% (SOFR + 3.50%/M)	12/13/2029		488.3
Applied Systems, Inc. 200 Applied Parkway University Park, IL 60484	Provider of software and services to insurance industry	First lien senior secured loan	9.08% (SOFR + 4.50%/Q)	9/18/2026		994.3
Asurion, LLC 648 Grassmere Park Suite 300 Nashville, TN 37211	Provider of cellular phone protection programs	First lien senior secured loan	7.38% (LIBOR + 3.00%/M)	11/3/2024		773.3
		First lien senior secured loan	7.63% (LIBOR + 3.25%/M)	7/31/2027		174.2
AthenaHealth Group Inc., Minerva Holdco, Inc. and BCPE Co-Invest (A), LP 311 Arsenal Street Watertown, MA 02472	Revenue cycle management provider to the physician practices and acute care hospitals	First lien senior secured loan	7.82% (SOFR + 3.50%/M)	2/15/2029		690.9	(4)
		First lien senior secured loan	7.41% (SOFR + 3.50%/M)	2/15/2029		29.4	(4)
AVSC Holding Corp. 5100 N River Road Suite 300 Schiller Park, IL 60176	Global event planning and management company	First lien senior secured loan	7.68% (LIBOR + 3.50%/Q)	3/3/2025		912.5

					% of Class
				Maturity	Held at	Fair
Issuer	Business Description	Investment	Interest(1)	Date	12/31/2022	Value
Belfor Holdings, Inc. 185 Oakland Avenue Suite 300 Birmingham, MI 48009	Disaster recovery services provider	First lien senior secured loan	8.38% (LIBOR + 4.00%/M)	4/6/2026		987.4
Brookfield WEC Holdings Inc. 3259 Progress Drive Suite 126 Orlando, FL 32826	Provider of infrastructure services and technology to nuclear power generating plants	First lien senior secured loan	7.13% (LIBOR + 2.75%/M)	8/1/2025		1,473.0
Brown Group Holding, LLC 345 Park Avenue New York, NY 10154	Provider of aviation support services	First lien senior secured loan	6.88% (LIBOR + 2.50%/M)	6/7/2028		1,270.7
Caesars Resort Collection, LLC 1 Caesars Palace Drive Las Vegas, NV 89109	Casino entertainment provider	First lien senior secured loan	7.13% (LIBOR + 2.75%/M)	12/23/2024		1,367.4
Cast & Crew LLC 2300 Empire Avenue 5th Floor Burbank, CA 91504	Payroll and accounting services provider to the entertainment industry	First lien senior secured loan	8.07% (SOFR + 3.75%/M)	12/29/2028		1,018.9
CCC Intelligent Solutions Inc. 222 Merchandise Mart Plaza Suite 900 Chicago, IL 60654	Provider of software and technology services to the property and casualty insurance industry	First lien senior secured loan	6.63% (LIBOR + 2.25%/M)	9/21/2028		987.5
CDK Global, Inc. 1950 Hassell Road Hoffman Estates, IL 60169	Provider of software and technology services for auto and non-auto retail dealerships	First lien senior secured loan	9.08% (SOFR + 4.50%/Q)	7/6/2029		890.8
Chart Industries, Inc. 3055 Torrington Drive Ball Ground, GA 30107	Manufacturer of highly engineered equipment for liquid gas supply chains	First lien senior secured loan	8.21% (SOFR + 3.75%/Q)	12/7/2029		1,284.6
Charter Communications Operating, LLC 6524 Manchester Avenue Saint Louis, MO 63139	National broadband communications provider	First lien senior secured loan	6.14% (LIBOR + 1.75%/M)	2/1/2027		432.8
Charter Next Generation, Inc. 1264 E High Street Milton, WI 53563	Producer of specialty films for food, medical and protective end-markets	First lien senior secured loan	8.13% (LIBOR + 3.75%/M)	12/1/2027		969.7
Clarios Global LP Florist Tower 5757 North Green Bay Avenue Milwaukee, WI 53201	Designer and manufacturer of automotive batteries	First lien senior secured loan	7.63% (LIBOR + 3.25%/M)	4/30/2026		977.9
ClubCorp Holdings, Inc. 3030 LBJ Freeway Suite 600 Dallas, TX 75234	Operator of private golf and country clubs	First lien senior secured loan	7.48% (LIBOR + 2.75%/Q)	9/18/2024		241.8
CNT Holdings I Corp 666 5th Avenue 36th Floor New York, NY 10103	Contact lens retailer	First lien senior secured loan	7.24% (SOFR + 3.50%/Q)	11/8/2027		963.8
Confluent Medical Technologies, Inc. 47533 Westinghouse Drive Fremont, CA 94539	Medical device contract manufacturing company	First lien senior secured loan	8.33% (SOFR + 3.75%/Q)	2/16/2029		471.3
Corporation Service Company 2711 Centerville Road Suite 400 Wilmington, DE 19808	Provider of compliance, legal, and tax services for corporations	First lien senior secured loan	7.57% (SOFR + 3.25%/M)	11/2/2029		987.5
Dun & Bradstreet Corporation, The 103 JFK Parkway Short Hills, NJ 07078	Provider of data solutions	First lien senior secured loan	7.64% (LIBOR + 3.25%/M)	2/6/2026		569.5
Dynasty Acquisition Co., Inc. 33 Allen Dyne Road Winnipeg, Manitoba R3H 1A1 Canada	Provider of engine and airframe maintenance services to the aviation industry	First lien senior secured loan	7.92% (SOFR + 3.50%/M)	4/6/2026		948.9
Eagle Parent Corp. 2250 Pilot Knob Road Suite 100 Mendota Heights, MN 55120	Provider of bulk cooking oil management services to fast food restaurants	First lien senior secured loan	8.83% (SOFR + 4.25%/Q)	4/2/2029		977.5
ECi Macola/MAX Holding, LLC 5455 Rings Road Suite 100 Dublin, OH 43017	Provider of business management software and services	First lien senior secured loan	8.48% (LIBOR + 3.75%/Q)	11/9/2027		1,192.9
Edelman Financial Engines Center, LLC, The 4000 Legato Road 9th Floor Fairfax, VA 22030	National financial planning and investment advisory company	First lien senior secured loan	7.88% (LIBOR + 3.50%/M)	4/7/2028		464.2

					% of Class
				Maturity	Held at	Fair
Issuer	Business Description	Investment	Interest(1)	Date	12/31/2022	Value
Electron Bidco Inc. 4001 Kennett Pike Suite 302 Wilmington, DE 19807	Provider of independent medical examinations and other related services	First lien senior secured loan	7.39% (LIBOR + 3.00%/M)	11/1/2028		969.8
Ensemble RCM, LLC 11511 Reed Hartman Highway Cincinnati, OH 45241	Provider of technology-enabled revenue cycle management services to the health care industry	First lien senior secured loan	7.94% (SOFR + 3.75%/Q)	8/3/2026		984.5
Ensono, Inc. 3333 Finley Road Downers Grove, IL 60515	Provider of managed IT services	First lien senior secured loan	8.90% (LIBOR + 3.75%/Q)	5/26/2028		223.2
Entain plc 1 New Change London EC4M 9AF United Kingdom	International sports betting and gambling company	First lien senior secured loan	8.18% (SOFR + 3.50%/Q)	10/31/2029		248.5
Epicor Software Corporation 804 Las Cimas Parkway Austin, TX 78746	Provider of enterprise application software and services	First lien senior secured loan	7.63% (LIBOR + 3.25%/M)	7/30/2027		1,242.5
Focus Financial Partners, LLC 875 3rd Avenue 28th Floor New York, NY 10022	Financial services company	First lien senior secured loan	6.82% (SOFR + 2.50%/M)	6/30/2028		185.1
Freeport LNG investments, LLLP 333 Clay Street Suite 5050 Houston, TX 77002	Owner and operator of liquefaction trains to chill natural gas for export	First lien senior secured loan	7.24% (LIBOR + 3.00%/Q)	11/16/2026		471.7
Froneri International Limited Leeming Bar Industrial Estate Northallerton, DL7 9UL United Kingdom	International ice cream manufacturer	First lien senior secured loan	6.63% (LIBOR + 2.25%/M)	1/29/2027		1,082.1
Gainwell Acquisition Corp. 9 W 57th Street 32nd Floor New York, NY 10019	Provider of Medicaid management information systems	First lien senior secured loan	8.73% (LIBOR + 4.00%/Q)	10/1/2027		560.3
Gems Menasa (Cayman) Limited Gems Education Building, Sheikh Zayed Road PO Box 8607, Dubai United Arab Emirates	Private school operator	First lien senior secured loan	8.57% (LIBOR + 5.00%/S)	7/31/2026		742.1
Generac Power Systems, Inc. S45W29290 Highway 59 Waukesha, WI 53189	Manufacturer of residential, commercial and industrial generators	First lien senior secured loan	5.97% (SOFR + 1.75%/M)	12/13/2026		1,116.6
Genesys Cloud Services Holdings I, LLC 2001 Junipero Serra Boulevard Daly City, CA 94014	Provider of software and technology services to the call center industry	First lien senior secured loan	8.38% (LIBOR + 4.00%/M)	12/1/2027		383.3
Golden Entertainment, Inc. 6595 S Jones Boulevard Las Vegas, NV 89118	Casino entertainment provider	First lien senior secured loan	7.39% (LIBOR + 3.00%/M)	10/21/2024		424.9
Hamilton Projects Acquiror, LLC 28 Liberty Street New York, NY 10005	Owner of combined cycle gas power generation facilities	First lien senior secured loan	9.23% (LIBOR + 4.50%/Q)	6/17/2027		1,035.6
Hub International Limited 55 E Jackson Boulevard 14th Floor Chicago, IL 60604	Retail insurance broker	First lien senior secured loan	7.33% (LIBOR + 3.00%/Q)	4/25/2025		985.3
Hyland Software, Inc. 28500 Clemens Road Westlake, OH 44145	Provider of content management solutions and services	First lien senior secured loan	7.88% (LIBOR + 3.50%/M)	7/1/2024		982.7
Hyperion Refinance S.a r.l. 12C, Rue Guillaume J Kroll Luxembourg, L - 1882 Luxembourg	Global insurance broker	First lien senior secured loan	7.69% (LIBOR + 3.25%/M)	11/12/2027		969.8
Infinity Home Services HoldCo, Inc. and I Parent Holdings, L.P. 16600 W Cleveland Ave New Berlin, WI 53146	Provider of residential roofing and exterior repair and replacement services	First lien senior secured loan	11.40% (SOFR + 6.75%/Q)	12/28/2028		3,306.8
			Common units		0.01%	50.0

					% of Class
				Maturity	Held at	Fair
Issuer	Business Description	Investment	Interest(1)	Date	12/31/2022	Value
IRB Holding Corp. 3 Glenlake Parkway NE Atlanta, GA 30328	Operator of fast food restaurants	First lien senior secured loan	7.13% (LIBOR + 2.75%/M)	2/5/2025		1,283.4
		First lien senior secured loan	7.32% (SOFR + 3.00%/M)	12/15/2027		387.7
Iridium Satellite LLC 1750 Tysons Boulevard Suite 1400 McLean, VA 22102	Global provider of satellite communications services	First lien senior secured loan	6.92% (LIBOR + 2.50%/Q)	11/4/2026		493.4
KFC Holding Co. 1441 Gardiner Lane Louisville, KY 40213	Operator of fast food restaurants	First lien senior secured loan	6.09% (LIBOR + 1.75%/M)	3/15/2028		393.5
Lakeshore Learning Materials, LLC 2695 E Dominguez Street Carson, CA 90895	Provider of educational products and classroom furniture	First lien senior secured loan	8.23% (LIBOR + 3.50%/Q)	9/29/2028		729.4
Learning Care Group (US) No. 2 Inc. 21333 Haggerty Road Suite 300 Novi, MI 48375	National provider of early childhood education and care services	First lien senior secured loan	7.98% (LIBOR + 3.25%/Q)	3/13/2025		461.3
Leviathan Intermediate Holdco, LLC and Leviathan Holdings, L.P. 2350 Airport Freeway Suite 505 Bedford, TX 76022	Franchising platform offering adolescent development programs	First lien senior secured revolving loan	12.54% (SOFR + 7.50%/S)	12/27/2027		23.6
		First lien senior secured loan	12.54% (SOFR + 7.50%/S)	12/27/2027		9,523.3
		Limited partnership interest			0.01%	50.0
LS Group Opco Acquisition LLC (LS Group PropCo Acquisition LLC) 2215 Highway 80 E Pearl, MS 39208	Operator of retail auto service centers	First lien senior secured loan	6.58% (LIBOR + 3.25%/Q)	11/2/2027		735.9
Madison IAQ LLC 444 W Lake Street Suite 4400 Chicago, IL 60606	Manufacturer of air purification equipment	First lien senior secured loan	7.99% (LIBOR + 3.25%/Q)	6/21/2028		1,157.2
Mamba Purchaser, Inc. 4950 Communication Avenue Suite 100 Boca Raton, FL 33431	Provider of concierge-based medicine	First lien senior secured loan	7.89% (LIBOR + 3.50%/M)	10/16/2028		1,235.6
Mauser Packaging Solutions Holding Company 1515 W 22nd Street Suite 1100 Oak Brook, IL 60523	Provider of industrial rigid packaging products and services	First lien senior secured loan	7.37% (LIBOR + 3.25%/M)	4/3/2024		1,215.7
Medline Borrower, LP 3 Lakes Drive Northfield, IL 60093	Manufacturer and distributor of medical supplies	First lien senior secured loan	7.63% (LIBOR + 3.25%/M)	10/23/2028		757.3
MH Sub I, LLC (Micro Holding Corp.) 909 N Pacific Coast Highway 11th Floor El Segundo, CA 90245	Media and software services organization	First lien senior secured loan	8.13% (LIBOR + 3.75%/M)	9/13/2024		967.6
NASCAR Holdings, LLC 1801 W Intl. Speedway Boulevard Daytona Beach, FL 32114	National sanctioning body and operator of auto racing	First lien senior secured loan	6.88% (LIBOR + 2.50%/M)	10/19/2026		480.8
Netsmart, Inc. and Netsmart Technologies, Inc. 5540 Centerview Drive Suite 200 Raleigh, NC 27606	Developer and operator of health care software and technology solutions	First lien senior secured loan	8.38% (LIBOR + 4.00%/M)	10/1/2027		958.8

					% of Class
				Maturity	Held at	Fair
Issuer	Business Description	Investment	Interest(1)	Date	12/31/2022	Value
Nexus Buyer LLC 1300 N 17th Street Suite 1800 Arlington, VA 22209	Financial services company	First lien senior secured loan	8.13% (LIBOR + 3.75%/M)	11/9/2026		476.8
North Haven Fairway Buyer, LLC, Fairway Lawns, LLC and Command Pest Control, LLC 10401 Colonel Glenn Rd Little Rock, AR 72204	Provider of lawncare services	First lien senior secured loan	11.05% (SOFR + 6.50%/Q)	5/17/2028		751.2
		First lien senior secured loan	11.05% (SOFR + 6.50%/Q)	11/29/2032		684.5
Open Text Corporation 275 Frank Tompa Drive Waterloo, ON N2L 0A1 Canada	Provider of information management software solutions	First lien senior secured loan	7.93% (SOFR + 3.50%/Q)	11/16/2029		758.7
Particle Luxembourg S.a.r.l. 14 rue Robert Stümper 2557 Luxembourg Luxembourg	Provider of software and technology solutions for web hosting automation	First lien senior secured loan	9.98% (LIBOR + 5.25%/Q)	2/18/2027		448.7
Pike Corporation 100 Pike Way Mount Airy, NC 27030	Specialty contractor to utilities providers	First lien senior secured loan	7.82% (SOFR + 3.50%/M)	1/21/2028		889.1
PointClickCare Technologies Inc. 5570 Explorer Drive Mississauga, ON L4W 0C4 Canada	Provider of software and technology services to the post-acute care medical market	First lien senior secured loan	7.75% (LIBOR + 3.00%/Q)	12/29/2027		1,349.7
Polaris Newco, LLC 1500 Solana Boulevard Suite 6300 Roanoke, TX 76262	Provider of automotive risk and asset management software to the automotive industry	First lien senior secured loan	8.73% (LIBOR + 4.00%/Q)	6/2/2028		499.4
Pregis TopCo LLC 1650 Lake Cook Road Suite 400 Deerfield, IL 60015	Provider of customized protective packaging materials and systems	First lien senior secured loan	8.19% (SOFR + 3.75%/M)	7/31/2026		1,161.3
Pretium PKG Holdings, Inc. 15450 S Outer Forty Drive Suite 120 Chesterfield, MO 63017	Designer and manufacturer of rigid packaging solutions	First lien senior secured loan	7.74% (LIBOR + 4.00%/Q)	10/2/2028		237.7
Pro Mach Group, Inc. 50 E Rivercenter Boulevard Suite 1800 Covington, KY 41011	Designer and manufacturer of packaging and processing products	First lien senior secured loan	9.51% (SOFR + 5.00%/Q)	8/31/2028		960.0
Project Accelerate Parent, LLC 208 E Kiehl Avenue Sherwood, AR 72120	Provider of club management and billing software solutions to health and fitness clubs	First lien senior secured loan	8.63% (LIBOR + 4.25%/M)	1/2/2025		792.7
Project Boost Purchaser, LLC 11660 Alpharetta Highway Suite 210 Roswell, GA 30076	Provider of data and related technology and services to the automotive industry	First lien senior secured loan	7.88% (LIBOR + 3.50%/M)	6/1/2026		1,439.3
Proofpoint, Inc. 892 Ross Drive Sunnyvale, CA 94089	Cybersecurity solutions provider	First lien senior secured loan	7.98% (LIBOR + 3.25%/Q)	8/31/2028		957.0
Quest Software US Holdings Inc. 4 Polaris Way Aliso Viejo, CA 92656	Provider of IT management software solutions	First lien senior secured loan	8.49% (SOFR + 4.25%/Q)	2/1/2029		240.9
Red Ventures, LLC (New Imagitas, Inc.) 1101 Red Ventures Drive Fort Mill, SC 29707	Provider of a technology-enabled customer acquisition platform	First lien senior secured loan	6.88% (LIBOR + 2.50%/M)	11/8/2024		493.7

					% of Class
				Maturity	Held at	Fair
Issuer	Business Description	Investment	Interest(1)	Date	12/31/2022	Value
Safe Fleet Holdings LLC 6800 E 163rd Street Belton, MO 64012	Manufacturer of safety and productivity products for fleet vehicles	First lien senior secured loan	8.07% (SOFR + 3.75%/M)	2/23/2029		1,505.5
SCIH Salt Holdings Inc. 10955 Lowell Avenue Suite 500 Overland Park, KS 66210	Salt and packaged ice melt manufacturer and distributor	First lien senior secured loan	8.41% (LIBOR + 4.00%/Q)	3/16/2027		865.2
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 8125 Sedgwick Way Memphis, TN 38125	Provider of customized claims management software solutions	First lien senior secured loan	7.63% (LIBOR + 3.25%/M )	12/31/2025		1,308.0
		First lien senior secured loan	8.13% (LIBOR + 3.75%/M)	9/3/2026		391.1
Service Logic Acquisition, Inc. and MSHC, Inc. 214 N Tryon Street Suite 2425 Charlotte, NC 28202	Provider of aftermarket maintenance, repair, and replacement services for commercial HVAC equipments	First lien senior secured loan	8.37% (LIBOR + 4.00%/M)	10/29/2027		1,413.9
Sophia, L.P. 680 E Swedesford Road Wayne, PA 19087	Provider of ERP software and services for higher education institutions	First lien senior secured loan	8.23% (LIBOR + 3.50%/Q)	10/7/2027		960.7
		First lien senior secured loan	8.57% (SOFR + 4.25%/M)	10/7/2027		289.5
SRS Distribution Inc. 5900 S Lake Forest Drive Mckinney, TX 75070	Wholesale distributor of roofing supplies and related materials	First lien senior secured loan	7.88% (LIBOR + 3.50%/M)	6/2/2028		659.0
Station Casinos LLC 1505 S Pavilion Center Drive Las Vegas, NV 89135	Casino entertainment provider	First lien senior secured loan	6.64% (LIBOR + 2.25%/M)	2/8/2027		552.9
Summit Materials, LLC 1550 Wynkoop 3rd Floor Denver, CO 80202	Provider of concrete, cement and asphalt products and services	First lien senior secured loan	7.47% (SOFR + 3.00%/Q)	12/14/2027		499.4
Sycamore Buyer LLC 1209 Orange Street Wilmington, DE 19801	Producer of poultry products	First lien senior secured loan	6.69% (SOFR + 2.25%/M)	7/23/2029		973.5
TGG TS Acquisition Company 251 Little Falls Drive Wilmington, DE 19808	Provider of touchscreen computing products	First lien senior secured loan	10.88% (LIBOR + 6.50%/M)	12/14/2025		1,225.0
TibCo Software Inc., Picard Parent, Inc., Picard MidCo, Inc., Picard HoldCo, LLC and Elliott Alto Co-Investor Aggregator L.P. 3307 Hillview Avenue Palo Alto, CA 94304	Provider of server, application and desktop virtualization, networking, software as a service, and cloud computing technologies	First lien senior secured loan	9.18% (SOFR + 4.50%/Q)	9/29/2028		441.9
TransDigm Inc. 1301 E 9th Street Suite 3000 Cleveland, OH 44114	Provider of engineered aircraft components and systems for commercial and military aircraft	First lien senior secured loan	6.98% (LIBOR + 2.25%/Q)	5/30/2025		492.8
		First lien senior secured loan	7.83% (SOFR + 3.25%/Q)	2/22/2027		497.6
Trident TPI Holdings, Inc. 460 E Swedesford Road Suite 3000 Wayne, PA 19087	Manufacturer of packaging materials for healthcare and consumer packaging industries	First lien senior secured loan	7.98% (LIBOR + 3.25%/Q)	10/17/2024		1,230.0
Univision Communications Inc. 500 Frank W Burr Boulevard Teaneck, NJ 07666	Spanish-language media company	First lien senior secured loan	7.13% (LIBOR + 2.75%/M)	3/15/2024		499.1
USI, Inc. 3611 Paesanos Parkway Suite 300 San Antonio, TX 78231	National insurance broker	First lien senior secured loan	8.33% (SOFR + 3.75%/Q)	11/22/2029		1,258.2

					% of Class
				Maturity	Held at	Fair
Issuer	Business Description	Investment	Interest(1)	Date	12/31/2022	Value
Verscend Holding Corp. 201 Jones Road 4th Floor Waltham, MA 02451	Healthcare analytics solutions provider	First lien senior secured loan	8.38% (LIBOR + 4.00%/M)	8/27/2025		840.7
Viant Medical Holdings, Inc. 405 W Geneva Drive Tempe, AZ 85282	Manufacturer of plastic and rubber components for health care equipment	First lien senior secured loan	8.13% (LIBOR + 3.75%/M)	7/2/2025		1,394.1
Vistra Operations Company LLC 6555 Sierra Drive Irving, TX 75039	Provider of energy and power generation services for residential, commercial and industrial customers	First lien senior secured loan	6.09% (LIBOR + 1.75%/M)	12/31/2025		740.6
Wand Newco 3, Inc. 200 Bellevue Parkway Suite 210 Wilmington, DE 19809	Collision repair company	First lien senior secured loan	7.38% (LIBOR + 3.00%/M)	2/5/2026		1,226.7
Waystar Technologies, Inc. 2055 Sugarloaf Circle Suite 600 Duluth, GA 30097	Provider of claims management software solutions	First lien senior secured loan	8.38% (LIBOR + 4.00%/M)	10/22/2026		1,467.5
Whatabrands LLC 300 Concord Plaza Drive San Antonio, TX 78216	Operator of fast food restaurants	First lien senior secured loan	7.63% (LIBOR + 3.25%/M)	8/3/2028		481.4
William Morris Endeavor Entertainment, LLC (IMG Worldwide Holdings, LLC) 9601 Wilshire Boulevard Beverly Hills, CA 90210	Global talent, entertainment and media company	First lien senior secured loan	7.14% (LIBOR + 2.75%/M)	5/18/2025		1,070.6
Wilsonart LLC 2501 Wilsonart Drive PO Box 6110 Temple, TX 76503	Manufacturer and distributor of high-pressure laminates and surfacing products	First lien senior secured loan	7.98% (LIBOR + 3.25%/Q)	12/31/2026		1,325.9
Woof Holdings, Inc. PO Box 616 Delaware, OH 43015	Provider of premium pet food products	First lien senior secured loan	8.10% (LIBOR + 3.75%/M)	12/21/2027		468.0

Total Investments						$108,529.2
(1)	Variable rate loans to the Fund’s portfolio companies bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR”) or SOFR at the borrower’s option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, the Fund has provided the interest rate in effect on the date presented.
(2)	$129.6 of total commitment of $997.8 remains undrawn as of December 31, 2022.
(3)	$890.4 of total commitment of $5,000.0 remains undrawn as of December 31, 2022.
(4)	$98.0 of total commitment of $898.1 remains undrawn as of December 31, 2022.
(5)	$1,590.9 of total commitment of $5,050.0 remains undrawn as of December 31, 2022.
(6)	$157.9 of total commitment of $10,050.0 remains undrawn as of December 31, 2022.
(7)	$3,519.9 of total commitment of $5,000.0 remains undrawn as of December 31, 2022,

INVESTMENT OBJECTIVE AND STRATEGIES

We were formed on March 15, 2022, as a Delaware statutory trust to invest primarily in first lien senior secured loans, second lien senior secured loans, subordinated secured and unsecured loans, subordinated debt, which in some cases includes equity and/or preferred components, and other types of credit instruments which may include commercial real estate mezzanine loans, real estate mortgages, distressed investments, securitized products, notes, bills, debentures, bank loans, convertible and preferred securities, infrastructure debt and government and municipal obligations, made to or issued by U.S. middle-market companies, which we generally define as companies with annual EBITDA between $10 million and $250 million. We expect that a majority of our investments will be in directly originated loans. For cash management and other purposes, we also intend to invest in broadly syndicated loans and other more liquid credit investments, including in publicly traded debt instruments and other instruments that are not directly originated.

We have filed an election to be regulated as a BDC under the Investment Company Act. We also intend to elect to be treated as soon as reasonably practical, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a BDC and a RIC, we will be required to comply with certain regulatory requirements.

Our investment objective is to generate current income and, to a lesser extent, long-term capital appreciation. We seek to meet our investment objective by:

●	employing a longstanding investment approach focused on long-term credit performance and downside protection, generally investing in loans with asset coverage ratios and interest coverage ratios that our investment adviser believes provide substantial credit protection, and also seeking favorable financial protections, including, where our investment adviser believes necessary, one or more financial maintenance covenants;
●	focusing on liquid and illiquid credit of U.S. companies, and to a lesser extent non-U.S. companies; and
●	maintaining rigorous portfolio monitoring to anticipate and pre-empt negative credit events in the portfolio

Our investment strategy is expected to capitalize on the Ares Credit Group’s scale and reputation in the market as an attractive solution provider to meet our investment objective. We also expect to benefit from Ares’ reputation and ability to transact in scale with speed and certainty, and its long-standing and extensive relationships with financial sponsors that require financing for their transactions.

Most of our investments will be in private U.S. companies (we generally have to invest at least 70% of our total assets in “qualifying assets,” including privately offered loans, equity and debt securities issued by private U.S. companies or certain public companies), but, we also expect to invest to some extent in non-U.S. companies. We do not expect to invest in emerging markets. While the majority of our assets will consist of instruments that generally cannot be readily liquidated without impacting our ability to realize their full value upon disposition, for cash management and other purposes and in order to provide liquidity for share repurchases, we currently anticipate maintaining a smaller allocation to broadly syndicated loans and other more liquid credit investments. We expect that the instruments underlying our liquid credit investments will primarily be the same as the instruments underlying our directly originated loans (including loans, notes, bonds and other corporate debt securities). We believe that our liquid credit investments will help maintain liquidity to satisfy any share repurchases we choose to make in our sole discretion and manage cash before investing subscription proceeds into directly originated loans while also seeking attractive investment returns. We expect these investments to enhance our risk/return profile and serve as a source of liquidity for the Fund.

We intend to primarily invest in illiquid and restricted securities, and while most of our investments are expected to be in private U.S. companies (we generally have to invest at least 70% of our total assets in “qualifying assets,” including private U.S. companies), we may also invest from time to time in non-U.S. companies. Our portfolio may also include equity securities such as common stock, preferred stock, warrants or options, which may be obtained as part of providing a broader financing solution. We may also invest in foreign instruments. Under normal circumstances, we will invest directly or indirectly at least 80% of our total assets (net assets plus borrowings for investment purposes) in debt investments of varying maturities.

The instruments we invest in are typically unrated or rated below investment grade, which is often an indication of size, credit worthiness and speculative nature relative to the capacity of the borrower to pay interest and principal. Generally, we believe that if our unrated investments were rated, they would be rated below investment grade. Bonds that are rated below investment grade are sometimes referred to as “high yield bonds” or “junk bonds.” These unrated or rated below investment grade investments have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

We may, but are not required to, enter into interest rate, foreign exchange or other derivative agreements to hedge interest rate, currency, credit or other risks, but we do not generally intend to enter into any such derivative agreements for speculative purposes. Any derivative agreements entered into for speculative purposes are not expected to be material to the Fund’s business or results of operations. These hedging activities, which will be in compliance with applicable legal and regulatory requirements, may include the use of futures, options, currency options, forward contracts, and interest rate swaps, caps, collars and floors. We will bear the costs incurred in connection with entering into, administering and settling any such derivative contracts. There can be no assurance any hedging strategy we employ will be successful.

We intend to borrow funds, including under our Credit Facility, to make additional investments. We will use this practice, which is known as “leverage,” to attempt to increase returns to our common shareholders, but it involves significant risks. A BDC generally will be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to its common stock if its asset coverage, as defined in the Investment Company Act, would at least be equal to 200% immediately after each such issuance. Additionally, certain provisions of the Investment Company Act allow a BDC to increase the maximum amount of leverage it may incur by reducing the asset coverage ratio of 200% to an asset coverage ratio of 150% if certain requirements are met. The reduced asset coverage requirement permits a BDC to borrow up to two dollars for every dollar it has in assets less all liabilities and indebtedness not represented by senior securities issued by it. We may also use leverage in the form of the issuance of preferred shares, but do not currently intend to. An affiliate of our investment adviser, as our sole initial shareholder, has approved a proposal that allows us to reduce our asset coverage ratio to 150%. The amount of leverage that we employ at any particular time will depend on our investment adviser’s and our Board of Trustees’ assessments of market and other factors at the time of any proposed borrowing, and we expect such borrowings to primarily be in the form of loans from banks or our issuance of senior securities to, banks, insurance companies, funds, institutional investors and other lenders and investors. See “Risk Factors — Risks Relating to Our Business and Structure — We will borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us” and “Regulation — Indebtedness and Senior Securities.”

We currently intend to pay regular monthly distributions commencing with the first full calendar quarter after we hold the first closing in the offering of Common Shares pursuant to this Registration Statement. However, any distributions we make will be at the sole discretion of our Board of Trustees, who will consider factors such as our earnings, cash flow, capital needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.

Our investments are subject to a number of risks. See “Risk Factors.”

Our Investment Adviser and Our Administrator

The Fund’s investment activities are managed by Ares Capital Management, an investment adviser registered with the SEC under the Advisers Act. Our investment adviser is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. Our administrator, Ares Operations, a subsidiary of Ares Management, provides certain administrative and other services necessary for us to operate.

Ares is a publicly traded, leading global alternative investment manager with approximately $352.0 billion of assets under management22. Since its inception in 1997, Ares has adhered to a disciplined investment philosophy that focuses on delivering strong risk-adjusted investment returns throughout market cycles. Ares believes each of its distinct but complementary investment groups in credit, private equity, real assets, secondaries and strategic initiatives is a market leader based on assets under management and investment performance. Ares was built upon the fundamental principle that each group benefits from being part of the greater whole. We believe that each of Ares’ investment groups employs a disciplined, credit-oriented investment philosophy and is managed by a seasoned leadership team of senior professionals with extensive experience investing in, advising, underwriting and restructuring companies or real estate properties.

The Ares Credit Group is a leading manager of liquid and illiquid credit strategies across the non-investment grade credit universe, with approximately $214.2 billion of assets under management3 as of December 31, 2022. Ares is one of the largest self-

originating direct lenders to the U.S. and European middle markets, providing one-stop financing solutions for small-to-medium sized companies, which we believe are increasingly underserved by traditional lenders.

Our objective is to bring the Ares Credit Group’s leading credit investment platform to the non-exchange traded BDC industry.

Market Opportunity

We believe that current and future market conditions will present attractive opportunities for us to invest in liquid and illiquid credit. We believe below investment grade fixed income universe is inherently less efficient and less well serviced than other parts of the capital markets ratings are less predictive of risk, the number of participants is limited, and the companies issuing debt require a more deliberate and focused investment underwriting. As such, we view Ares’ proprietary research, differentiated information gathering and local presence in many markets where Ares originates assets as disproportionate determinants of alpha and attractive risk adjusted returns for our investors.

Potential Competitive Strengths

We believe that we have the following competitive advantages over other capital providers:

The Ares Platform: Ares operates integrated groups across credit, private equity, real assets, secondaries and strategic initiatives. As of December 31, 2022, Ares oversaw a portfolio of investments in over 1,750 companies, over 1,100 alternative credit investments and over 510 properties and over 875 limited partnership interests across approximately 55 industries, which we believe will provide the Fund with access to an extensive network of relationships and insights into industry trends and the state of the capital markets. More specifically to the Fund, our investment adviser will provide the Fund with investment advisory services pursuant to the investment advisory and management agreement. Our investment adviser’s investment advisory business is served by a seasoned team within the Ares Credit Group. The Ares Credit Group is a leading manager of liquid and illiquid credit strategies across the non-investment grade credit universe, with approximately $214.2 billion of assets under management4 as of December 31, 2022. We believe the Fund’s affiliation with the Ares Credit Group will provide a distinct competitive advantage across the credit spectrum through Ares’ market presence, scale and origination capabilities. The Ares Credit Group’s market information, company knowledge and industry insight is expected to benefit our investment adviser as it identifies attractive liquid and illiquid credit investment opportunities for the Fund. The Ares Credit Group’s investment professionals maintain extensive financial sponsor and intermediary relationships, which we believe will provide valuable insight and access to transactions and information for the Fund. The Ares Credit Group’s relationship network includes over 635 financial sponsors in the U.S. and more than 395 in Europe and over 215 global banking institutions, as well as privately held companies, investment advisors, boutique investment banks, law firms, consultants and other parties.

Broad Liquid and Illiquid Credit Strategy: The Ares Credit Group employs a broad credit investment strategy based on absolute and relative value considerations across both liquid and illiquid investments. Given the expansive credit strategy, the Ares Credit Group generally seeks to invest in multiple industries and geographies across the fixed income market, primarily in below investment grade instruments, including below investment grade bonds which are sometimes referred to as “high yield bonds” or “junk bonds.” For liquid credit investments, the Ares Credit Group screens for attractive opportunities in the primary and secondary investment universe of approximately 1,400 bank loan and approximately 1,000 high yield issuers. Due to the scale of the Ares Credit Group and its relationships with underwriters, we believe it sees substantially all new issues in the broadly syndicated loan and high yield bond markets that meet our size criteria. As such, the Ares Credit Group’s investment team members have familiarity with the universe of issuers which we believe will facilitate both primary and secondary idea generation. For illiquid credit investments, the Ares Credit Group focuses on self-originating investments by pursuing a broad array of opportunities across multiple channels. We believe the Ares Credit Group’s sourcing advantages will allow for enhanced asset selectivity as we believe there is a significant relationship between proprietary deal origination and credit performance.

[3]	As of December 31, 2022, such assets under management includes approximately $13.1 billion managed by IHAM.
[4]	As of December 31, 2022, such assets under management includes approximately $13.1 billion managed by IHAM.

Scale in the Credit Markets: Given the Ares Credit Group is a significant counterparty to investment banks and financial sponsors across a diverse set of credit strategies, we believe it gains differentiated access to primary and secondary investment opportunities. The Ares Credit Group is also one of the largest U.S. direct lenders and liquid credit managers, which makes it a desirable and flexible capital provider, especially in competitive markets. We believe the Ares Credit Group’s scale and experience enables it to identify attractive investment opportunities throughout economic cycles and across a company’s capital structure so that we may be able to make investments consistent with our stated investment objective. In addition, the Ares Credit Group has the flexibility to provide “one stop” financing with the ability to invest capital across the balance sheet and syndicate and hold larger investments than many of its competitors. In addition, we believe that the Ares Credit Group’s ability to provide capital at every level of the balance sheet provides a strong value proposition to borrowers, which supports meaningful deal sourcing and relative value analysis capabilities.

Fundamental Bottom-Up Research Approach: At its core, Ares is a value-oriented, fundamental, bottom-up, credit-focused investment firm. We believe that the Ares Credit Group’s proprietary research in approximately 55 industries and insights from a broad, global investment portfolio enables it to more effectively diligence and structure its products and investments. The Ares Credit Group employs a rigorous, in-depth, and repeatable research process that is designed to identify attractive risk-adjusted return opportunities within the liquid and illiquid investable universe and minimize defaults. Ares’ disciplined approach is consistent across the Ares platform and is focused on identifying sustainable business franchises with leading and defensible market positions, strong and properly incentivized management teams, solid liquidity and free cash flow generation, appropriate capital structures, and significant asset coverage. The Ares Credit Group’s research is both quantitative and qualitative in nature.

Extensive Industry Focus: The Ares Credit Group concentrates its overall investing activities across the credit spectrum in industries with a history of predictable and dependable cash flows and in which its investment professionals have had extensive investment experience. The Ares Credit Group’s investment professionals have developed long-term relationships with management teams and consultants in approximately 55 industries, and have accumulated substantial information and identified potential trends within these industries. In turn, we benefit from these relationships, information and identification of potential trends in making investments.

Seasoned and Integrated Investment Team: The investment professionals in the Ares Credit Group have significant experience investing across market cycles. We believe this experience will provide us with a competitive advantage in identifying, originating, investing in and managing a portfolio of credit investments. Within the Ares Credit Group, there are over 355 dedicated investment professionals, including approximately 60 partners with an average of 25 years of experience. Additionally, the Ares Credit Group’s investment professionals operate on an integrated basis through the effective application of the principle of collaboration, which takes place on an ongoing basis, but is formally promoted through sophisticated internal systems and widely attended weekly or monthly meetings.

The Board of Trustees

Overall responsibility for the Fund’s oversight rests with the Board of Trustees. We have entered into our investment advisory and management agreement with our investment adviser, pursuant to which our investment adviser will manage the Fund on a day-to-day basis. The Board of Trustees is responsible for overseeing our investment adviser and other service providers in our operations in accordance with the provisions of the Investment Company Act, the Fund’s bylaws and applicable provisions of state and other laws. Our investment adviser keeps the Board of Trustees well informed as to our investment adviser’s activities on our behalf and our investment operations and provide the Board of Trustees information with additional information as the Board of Trustees may, from time to time, request. The Board of Trustees is currently composed of 7 members, 4 of whom are Trustees who are not “interested persons” of the Fund or our investment adviser as defined in the Investment Company Act.

Investment Selection

Ares’ investment philosophy was developed over 25 years ago and has remained consistent and relevant throughout a number of economic cycles. We are managed using a similar investment philosophy used by the investment professionals of Ares in respect of its other investment funds.

This investment philosophy involves, among other things:

●	an assessment of the overall macroeconomic environment and financial markets and how such assessment may impact industry and asset selection;
●	company-specific research and analysis; and
●	with respect to each individual company, an emphasis on capital preservation, low volatility and minimization of downside risk.

The foundation of Ares’ investment philosophy is intensive credit investment analysis, a portfolio management discipline based on both market technicals and fundamental value-oriented research, and diversification strategy. Ares also recognizes the importance of considering ESG factors in the investment-decision making process in accordance with its Responsible Investment Program. We follow a rigorous investment process based on:

●	a comprehensive analysis of issuer creditworthiness, including a quantitative and qualitative assessment of the issuer’s business;
●	an evaluation of a company’s market position, brand awareness, operational excellence, barriers to entry and management team; and
●	an in-depth examination of capital structure, financial results and projections.

We seek to identify those companies exhibiting superior fundamental risk-reward profiles and strong defensible business franchises while focusing on the relative value of the investment across the industry as well as for the specific company.

Investment Process Overview

Sourcing Investment Opportunities

The Ares Credit Group’s investment strategy is to focus on generating the widest universe of deal flow and to apply a consistent and rigorous approach to investment due diligence in order to select what it considers to be the most appealing opportunities.

For illiquid credit, the Ares Credit Group employs a multi-channel approach to direct origination, which includes relationships with financial sponsors, management teams, lawyers, accountants, intermediaries and M&A advisors. The Ares Credit Group typically reviews over 1,400 distinct U.S. direct lending transaction opportunities annually, with a closing ratio of approximately 3-5%.

For liquid credit, the Ares Credit Group screens for attractive opportunities in the primary and secondary investment universe of approximately 1,400 bank loan and approximately 1,000 high yield issuers. Due to the scale and relationships of the Ares Credit Group, it sees substantially all new issues in the bank loan and high yield bond markets. As such, the investment team members have familiarity with the universe of issuers which facilitates both primary and secondary idea generation.

The Investment Process

Our portfolio is managed by Mitchell Goldstein and Michael L. Smith, who serve as Co-Heads of the Ares Credit Group. In managing the portfolio, Mitchell Goldstein and Michael L. Smith serve on the Investment Committee, which is comprised of portfolio managers and investment professionals from a number of our underlying credit disciplines. See “Portfolio Management “— Our Investment Adviser — Investment Committee.”

Investment Committee meetings cover a variety of topics. The forum is intended to facilitate a congress of expert opinions from across the credit spectrum. Members discuss macroeconomic trends, U.S. and global growth (or contraction), labor market trends, inflation trends, fiscal and monetary policy trends, asset valuations, liquidity conditions and investor sentiment. Each is addressed with respect to its potential effect on lending conditions and credit spreads across underlying asset classes. Unanimous consent is encouraged but not required. However, the agenda tends to facilitate development of broad “house views” as to macroeconomic forecasts. Specific focus is given to the subject of valuation, and whether each credit asset class is priced attractively relative to its fundamental (absolute) risk and also by comparison to other credit assets. Healthy disagreement on this topic is encouraged, and particular consideration is given to the spreads at which most recent loans or bonds have been underwritten by the investment teams of each asset class. The end objective is to determine which asset classes provide the most attractive risk-adjusted returns.

The process culminates as Mitchell Goldstein and Michael L. Smith determine portfolio positioning and will decide how much of our portfolio is invested in each credit asset class. The composition and construction of each underlying asset category is then determined by the portfolio managers specific to that asset category. To the extent possible, such portfolio managers are the same as would be employed in managing a standalone fund within that underlying asset class and the pool of investment ideas from which the underlying asset category is populated would similarly be the same. All investments are either sourced from third parties or by Ares directly, but we expect a significant portion of our investments to be directly originated by the Ares investment teams. While each underlying investment team employs its own distinct investment process tailored to that asset class, all portfolio investments undergo intensive screening, due diligence, and credit analyses focused on principal preservation and long-term value creation in market leading businesses. This ensures the integrity of the process down to the selection of specific companies and credits and is intended to maximize “best ideas” capture across the platform. As the allocation between various asset classes change, underlying portfolio managers are directed to monetize assets or increase their investments to raise liquidity or deploy additional investment capital.

Investments

Directly Originated Investments

For our directly originated investments, we intend to primarily invest in portfolio companies in the form of first lien senior secured loans (including “unitranche” loans which are loans that combine both senior and subordinated debt, generally in a first lien position), second lien senior secured loans, subordinated secured and unsecured loans and subordinated debt, which in some cases includes an equity component and preferred equity, real estate mezzanine loans, real estate mortgages and infrastructure debt. The first and second lien senior secured loans generally have terms of three to 10 years. In connection with our first and second lien senior secured loans, we generally receive security interests in certain assets of our portfolio companies that could serve as collateral in support of the repayment of such loans. First and second lien senior secured loans generally have floating interest rates, which may have interest rate floors, and also may provide for some amortization of principal and excess cash flow payments, with the remaining principal balance due at maturity.

We structure our subordinated debt investments primarily as unsecured subordinated loans that provide for relatively higher fixed interest rates. The subordinated debt investments generally have terms of up to 10 years. These loans typically have interest-only payments, with amortization of principal, if any, deferred to the later years of the subordinated debt investment. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt or defer payments of interest (or at least cash interest) for the first few years after our investment. Also, in some cases our subordinated debt will be secured by a subordinated lien on some or all of the assets of the borrower.

In some cases, our debt and preferred equity investments may provide for a portion of the interest or dividends payable to be PIK. To the extent interest or dividends are PIK, they will be payable through the increase of the principal amount of the loan or preferred equity by the amount of interest or dividend due on the then-outstanding aggregate principal amount of such loan or preferred equity and is generally collected upon repayment of the outstanding principal or redemption of the equity, as applicable.

In the case of our first and second lien senior secured loans, subordinated debt and preferred equity investments, we tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that aims to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to generally seeking a senior position in the capital structure of our portfolio companies, we seek, where appropriate, to limit the downside potential of our investments by:

●	targeting a total return on our investments (including from both interest and potential equity appreciation) that compensates us for credit risk;

●	incorporating call protection and interest rate floors for floating rate loans, into the investment structure; and
●	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

We generally require financial covenants and terms that require an issuer to reduce leverage, thereby enhancing credit quality. These methods include: (a) maintenance leverage covenants requiring a decreasing ratio of indebtedness to cash flow over time, (b) maintenance cash flow covenants requiring an increasing ratio of cash flow to the sum of interest expense and capital expenditures and (c) indebtedness incurrence prohibitions, limiting a company’s ability to take on additional indebtedness. In addition, by including limitations on asset sales and capital expenditures we may be able to prevent a borrower from changing the nature of its business or capitalization without our consent.

Our subordinated debt investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Warrants we receive with our debt investments may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the portfolio company, upon the occurrence of specified events. In many cases, we also obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

We believe that our focus on generating proprietary deal flow and lead investing gives us greater control over the capital structures and investment terms described above and enables us to actively manage our investments. Moreover, by leading the investment process, we are often able to secure controlling positions in loan tranches, thereby providing additional control in investment outcomes.

Non-Originated Investments

For our non-originated loans, we intend to primarily invest in broadly syndicated loans, corporate bonds and structured credit instruments, including CLOs. Broadly syndicated loans may be senior secured corporate loans generally benefit from liens on collateral, are rated below-investment grade and typically pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily SOFR, plus a spread. Broadly syndicated loans are typically made to U.S. and, to a lesser extent, non-U.S. corporations, partnerships, limited liability companies and other business entities (together with issuers of corporate bonds and other debt securities, “Borrowers”) which operate in various industries and geographical regions. Borrowers may obtain broadly syndicated loans, among other reasons, to refinance existing debt, engage in acquisitions, pay dividends, recapitalize, complete leveraged buyouts and for general corporate purposes. Broadly syndicated loans rated below investment grade are sometimes referred to as “leveraged loans.” We may invest in broadly syndicated loans through assignments of or, to a lesser extent, participations in broadly syndicated loans. We may also utilize various types of derivative instruments for the purpose of gaining additional exposure to broadly syndicated loans.

Corporate Bonds

An issuer of high-yield corporate bonds typically pays the investor a fixed rate of interest and must repay the amount borrowed on or before maturity. The investment return of high yield corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a high yield corporate bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term high yield corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term high yield corporate bonds. The market value of a high yield corporate bond also may be affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the marketplace. There is a risk that the issuers of high yield corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. We may also utilize various types of derivative instruments, including swaps, for the purpose of gaining additional exposure to high yield corporate bonds.

Structured Credit

We may also invest in asset-backed opportunities across broad sectors such as consumer and commercial specialty finance and corporate credit. We will target investment opportunities that may include (i) debt and equity investments in U.S.-dollar-denominated CLOs that are primarily backed by corporate leveraged loans issued to primarily U.S. obligors, as well as Euro-denominated CLOs that are backed primarily by corporate leveraged loans issued to primarily European obligors; (ii) financings secured by pools of consumer loans, commercial loans or real estate assets; and (iii) the outright purchase of pools of consumer loans, commercial loans or real estate assets. The investments in the “equity” of structured credit products (including CLOs) refers to the junior-most or residual debt tranche of such structured credit products (i.e., the tranche whose rights to payment are not senior to any other tranche, which does not typically receive a credit rating and is typically not secured (and is also typically referred to as subordinated notes, income notes, preferred shares or preferred securities, or, more generally, as “equity”)). The CLO equity tranches (or other similar junior tranches) and privately issued asset-backed securities in which we may invest may be highly leveraged, which magnifies the our risk of loss on such investments.

Investments in Stressed Issuers

We may invest in certain debt and other obligations of Stressed Issuers. We define Stressed Issuers as companies that are in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other restructuring, reorganization and liquidation proceedings. Stressed Issuers can also include companies that were not stressed at the time of investment but became stressed after our investment. These investments may involve:

(i)	corporate debt instruments relating to stressed and distressed industries or issuers;
(ii)	rescue-capital opportunities; and
(iii)	public and private stock issued in connection with restructurings and reorganizations or otherwise (“post-reorganization securities”).

Acquisition Opportunities

We believe that there may be opportunity for further consolidation in our industry. From time to time, we evaluate potential strategic opportunities, including acquisitions of:

●	asset portfolios;
●	other private and public finance companies, BDCs and asset managers; and
●	selected secondary market assets.

From time to time, we may engage in discussions with counterparties in respect of various potential strategic acquisition and investment transactions, including potential acquisitions of other finance companies, BDCs and asset managers. Some of these transactions could be material to our business and, if completed, could be difficult to integrate, result in increased leverage or dilution and/or subject us to unexpected liabilities. However, none of these discussions has progressed to the point at which the completion of any such transaction could be deemed to be probable or reasonably certain as of the date of this Registration Statement. Completion of any such transaction would be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our Board of Trustees, any required third party consents and, in certain cases, the approval of our shareholders. We cannot predict how quickly the terms of any such transaction could be finalized, if at all. Accordingly, there can be no assurance that such transaction would be completed. In connection with evaluating potential strategic acquisition and investment transactions, we may incur significant expenses for the evaluation and due diligence investigation of these potential transactions.

On-Going Relationships with and Monitoring of Portfolio Companies

The Ares Credit Group closely monitors each liquid and illiquid investment. Real-time monitoring of individual credits or collateral, as applicable, and portfolio metrics are critical to our ongoing portfolio optimization and risk management goals.

For illiquid investments, in addition to covenants and other contractual rights and through board participation, when appropriate, the Ares Credit Group seeks to enhance portfolio company performance post-investment by actively working with management on strategic and operating initiatives where there is an opportunity to do so. The Ares Credit Group may introduce managers of companies in which we have invested to other portfolio companies to capitalize on complementary business activities and best practices.

The focus on generating proprietary deal flow gives the Ares Credit Group greater control over capital structure and investment terms and lead investing enhances our ability to closely monitor each investment we make.

The Ares Credit Group employs an investment rating system to categorize its illiquid investments. In addition to various risk management and monitoring tools, our investment adviser grades the credit risk of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of origination or acquisition), although it may also take into account under certain circumstances the performance of the portfolio company’s business, the collateral coverage of the investment and other relevant factors. Under this system, investments with a grade of 4 involve the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit. Investments graded 3 involve a level of risk to our initial cost basis that is similar to the risk to our initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to our ability to ultimately recoup the cost of our investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a grade of 3. Investments graded 2 indicate that the risk to our ability to recoup the initial cost basis of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non-compliance with debt covenants; however, payments are generally not more than 120 days past due. An investment grade of 1 indicates that the risk to our ability to recoup the initial cost basis of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 1, most or all of the debt covenants are out of compliance and payments are substantially delinquent. For investments graded 1, it is anticipated that we will not recoup our initial cost basis and may realize a substantial loss of our initial cost basis upon exit. For investments graded 1 or 2, our investment adviser enhances its level of scrutiny over the monitoring of such portfolio company. The grade of a portfolio investment may be reduced or increased over time.

For liquid investments, each position is actively monitored by the liquid credit research team members responsible for coverage of a particular company or investment. The research team tracks credit and industry specific developments, as well as price movements, for shifts in relative value that may trigger a buy or sell recommendation. Ongoing monitoring and due diligence includes, but is not limited to, interaction with management, review of company and comparable financial results, company visits, participation in industry and sell-side research conferences, conversations with ratings agencies, industry experts and real-time analysis of price movements in the credit and equity markets. Investment team members may also engage in discussions with proprietary contacts in their own networks or sourced via Ares-platform relationships. Notable credit developments and/or price movements are discussed real-time with portfolio management and the trading desk and may be discussed at relevant Investment Committee meetings.

Managerial Assistance

As a BDC, we must offer, and must provide upon request, significant managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Our administrator may provide all or a portion of this assistance pursuant to our administration agreement, the costs of which will be reimbursed by us. We may receive fees for these services.

Exit

In addition to payments of principal and interest, we expect the primary methods for the strategy to realize returns on its investments include refinancings, sales of portfolio companies, and in some cases initial public offerings and secondary offerings. While many debt securities in which we will invest have stated maturities up to ten years, virtually all are redeemed or sold prior to maturity. These securities often have call protection that requires an issuer to pay a premium if it redeems in the early years of an investment. However, there is no assurance that our investments will achieve realization events as a result of refinancings, sales of portfolio companies or public offerings and these realization events will become more unlikely when conditions in the loan and capital markets have deteriorated.

Ares’ team of investment professionals regularly review investments and related market conditions in order to determine if an opportunity exists to realize returns on a particular investment. We believe the ability to utilize the entire resources of Ares, including the public market traders and research analysts, allows our investment adviser to gain access to current market information where the opportunity may exist to sell positions into the market at attractive prices.

Allocation of Investment Opportunities

General

Ares, including our investment adviser and its affiliates, provides or may provide investment management services to other BDCs, registered investment companies, investment funds, client accounts and proprietary accounts that Ares may establish.

Ares, including our investment adviser and its affiliates, has adopted an investment allocation policy designed to ensure that all investment opportunities are, to the extent practicable and in accordance with the Advisers Act, allocated among its clients on a basis that over a period of time is fair and equitable to each client relative to other clients as well as a co-investment policy designed to ensure fair allocation of co-investment opportunities amongst its clients. Subject to the Advisers Act and as further set forth in this prospectus, certain other clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such other clients’ respective governing agreements.

In addition, as a BDC regulated under the Investment Company Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely in certain circumstances may limit the Fund’s ability to make investments or enter into other transactions alongside other clients.

Co-Investment Relief

We, our investment adviser and certain of our affiliates have received the Co-Investment Exemptive Order from the SEC that permits us and other BDCs and registered closed-end management investment companies managed by Ares to co-invest in portfolio companies with each other and with affiliated investment funds. Co-investments made under the Co-Investment Exemptive Order are subject to compliance with certain conditions and other requirements, which could limit our ability to participate in a co-investment transaction. We may also otherwise co-invest with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our investment adviser’s allocation policy.

Competition

Our primary competitors include public and private funds, commercial and investment banks, commercial finance companies, other BDCs and private equity funds, each of which we compete with for financing opportunities. Some of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider more investments and establish more relationships than we do. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as a BDC. In addition, new competitors frequently enter the financing markets in which we operate. For more information concerning the competitive risks we face, see “Risk Factors — Risks Relating to Our Business and Structure — We operate in a highly competitive market for investment opportunities.”

We believe that the relationships of the Investment Committee members and other Ares investment professionals will enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. We believe that Ares’ professionals’ deep and long-standing direct sponsor relationships and the resulting proprietary transaction opportunities that these relationships often present, will provide valuable insight and access to transactions and information. We use the industry information of Ares’ investment professionals to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies.

Non-Exchange Traded, Perpetual-Life BDC

The Fund is a non-exchange traded BDC, meaning its shares are not listed for trading on a stock exchange or other securities market, and a perpetual-life BDC, meaning it is an investment vehicle of indefinite duration that does not intend to complete a liquidity event within any specific time period, if at all, and whose common shares are intended to be sold by the BDC monthly on a continuous basis at a price generally equal to the BDC’s monthly NAV per share. In our perpetual-life structure, at the discretion of our Board of Trustees, we intend to commence a share repurchase program in which we intend to offer to repurchase up to 5% of our Common Shares outstanding (either by number of shares or aggregate NAV) in each quarter. However, the determination to repurchase shares in any particular quarter is solely at the Board of Trustees’ discretion and we are not obligated to offer to repurchase shares in any particular quarter or at all. We believe that our perpetual nature enables us to execute a patient and opportunistic strategy and be able to invest across different market environments. This may reduce the risk of the Fund being a forced seller of assets in market downturns compared to non-perpetual funds. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our Declaration of Trust or otherwise to effect a liquidity event at any time.

Emerging Growth Company

We are an “emerging growth company,” as defined by the Jumpstart Our Business Startups Act of 2012, or the “JOBS Act.” As an emerging growth company, we are eligible to take advantage of certain exemptions from various reporting and disclosure requirements that are applicable to public companies that are not emerging growth companies. For so long as we remain an emerging growth company, we will not be required to have an auditor attestation report on our internal control over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act.

In addition, the JOBS Act provides that an emerging growth company may take advantage of an extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies. This means that an emerging growth company can delay adopting certain accounting standards until such standards are otherwise applicable to private companies.

We will remain an emerging growth company for up to five years, or until the earliest of: (1) the last date of the fiscal year during which we had total annual gross revenues of $1.235 billion or more; (2) the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; or (3) the date on which we are deemed to be a “large accelerated filer” as defined under Rule 12b-2 under the Exchange Act.

We do not believe that being an emerging growth company will have a significant impact on our business or this offering. As stated above, we have elected to opt in to the extended transition period for complying with new or revised accounting standards available to emerging growth companies. Also, because we are not a large accelerated filer or an accelerated filer under Section 12b-2 of the Exchange Act, and will not be for so long as our Common Shares are not traded on a securities exchange, we will not be subject to auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act even once we are no longer an emerging growth company. In addition, so long as we are externally managed by our investment adviser and we do not directly compensate our executive officers, or reimburse our investment adviser or its affiliates for the salaries, bonuses, benefits and severance payments for persons who also serve as one of our executive officers or as an executive officer of our investment adviser, we do not expect to include disclosures relating to executive compensation in our periodic reports or proxy statements and, as a result, do not expect to be required to seek shareholder approval of executive compensation and golden parachute compensation arrangements pursuant to Section 14A(a) and (b) of the Exchange Act.

Staffing

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees or affiliates of our investment adviser, Ares Capital Management, and our administrator, Ares Operations, each of which is a subsidiary of Ares Management, pursuant to the terms of our investment advisory and management agreement and our administration agreement, respectively, each as described below. Each of our executive officers is an employee or affiliate of our investment adviser or our administrator. We reimburse both our investment adviser and our administrator for a certain portion of expenses incurred in connection with such staffing, as described in more detail below. Because we have no employees, we do not have a formal employee relations policy.

Regulation as a BDC

We have elected to be regulated as a BDC under the Investment Company Act and intend to elect to be treated as a RIC under the Code. As with other companies regulated by the Investment Company Act, a BDC must adhere to certain substantive regulatory requirements. The Investment Company Act contains prohibitions and restrictions relating to certain transactions between BDCs and certain affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Among other things, we generally cannot co-invest in any portfolio company in which a fund managed by Ares or any of its downstream affiliates (other than us and our downstream affiliates) is also co-investing. We, our investment adviser and certain of our affiliates have received the Co-Investment Exemptive Order from the SEC that permits us and other BDCs and registered closed-end management investment companies managed by Ares to co-invest in portfolio companies with each other and with affiliated investment funds. Co-investments made under the Co-Investment Exemptive Order are subject to compliance with certain conditions and other requirements, which could limit our ability to participate in a co-investment transaction. We may also otherwise co-invest with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our investment adviser’s allocation policy.

The Investment Company Act contains certain restrictions on certain types of investments we may make. Specifically, we may only invest up to 30% of our portfolio in entities that are not considered “eligible portfolio companies” (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

The Investment Company Act also requires that a majority of our trustees be persons other than “interested persons,” as that term is defined in Section 2(a)(19) of the Investment Company Act, referred to herein as “independent Trustees.” In addition, the Investment Company Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless that change is approved by holders of at least a majority of our outstanding voting securities. Under the Investment Company Act, the vote of holders of at least a “majority of outstanding voting securities” means the vote of the holders of the lesser of: (a) 67% or more of the outstanding Common Shares present at a meeting or represented by proxy if holders of more than 50% of the Common Shares are present or represented by proxy or (b) more than 50% of the outstanding Common Shares.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies. We may enter into hedging transactions to manage the risks associated with interest rate and currency fluctuations. We may purchase or otherwise receive warrants or options to purchase the common stock of our portfolio companies in connection with acquisition financings or other investments. In connection with such an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances.

We also do not intend to acquire instruments in any investment company that exceed the limits imposed by the Investment Company Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the Investment Company Act), invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in the aggregate unless certain conditions are met. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our common shareholders to additional expenses.

Certain provisions of the Investment Company Act allow a BDC to increase the maximum amount of leverage it may incur by reducing the asset coverage ratio of 200% to an asset coverage ratio of 150% if certain requirements are met. We may borrow amounts or issue debt securities or preferred stock, which we refer to collectively as “senior securities,” such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 150% immediately after such borrowing (i.e., we are able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us). Our sole initial shareholder has approved a proposal that allows us to reduce our asset coverage ratio applicable to senior securities from 200% to 150%.

Code of Ethics. We, Ares Capital Management and Ares Wealth Management Solutions, LLC have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics is filed as an exhibit to our registration statement of which this prospectus is a part. For information on how to obtain a copy of the code of ethics, see “Available Information” below.

Affiliated Transactions. We may be prohibited under the Investment Company Act from conducting certain transactions with our affiliates without the prior approval of our Trustees who are not interested persons and, in some cases, the prior approval of the SEC. We, our investment adviser and certain of our affiliates have received the Co-Investment Exemptive Order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of our investment adviser and certain funds managed and controlled by our investment adviser and its affiliates, subject to certain terms and conditions. In addition, certain Ares funds may have investment objectives that compete or overlap with, and may from time to time invest in asset classes similar to those targeted by, us. Consequently, we, on the one hand, and these other entities, on the other hand, may from time to time pursue the same or similar capital and investment opportunities. Ares and our investment adviser endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to us. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with Ares (including our investment adviser and its affiliates). In addition, there may be conflicts in the allocation of investments among us and the funds managed by investment managers affiliated with Ares (including our investment adviser and its affiliates) or one or more of our controlled affiliates or among the funds they manage, including investments made pursuant to the Co-Investment Exemptive Order. Further, such other Ares-managed funds may hold positions in portfolio companies in which we have also invested. Such investments may raise potential conflicts of interest between us and such other Ares-managed funds, particularly if we and such other Ares-managed funds invest in different classes or types of securities or investments of the same underlying portfolio company. In that regard, actions may be taken by such other Ares-managed funds that are adverse to our interests, including, but not limited to, during a restructuring, bankruptcy or other insolvency proceeding or similar matter occurring at the underlying portfolio company.

Other. We will be periodically examined by the SEC for compliance with the 1933 Act, 1934 Act and Investment Company Act, and be subject to the periodic reporting and related requirements of the 1934 Act.

We are also required to provide and maintain a bond issued by a reputable fidelity insurance company to protect against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any Trustee or officer against any liability to us or our common shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are also required to designate a chief compliance officer and to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws and to review these policies and procedures annually for their adequacy and the effectiveness of their implementation.

We are not permitted to change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the Investment Company Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

MANAGEMENT OF THE FUND

Board of Trustees

Our business and affairs are managed under the direction of our Board of Trustees. The responsibilities of the Board of Trustees include, among other things, the oversight of our investment activities, the oversight of the monthly valuation of our assets by our investment adviser (our Board of Trustees’ valuation designee), oversight of our financing arrangements and corporate governance activities. Our Board of Trustees consists of seven members, four of whom are not “interested persons” of the Fund or of our investment adviser as defined in Section 2(a)(19) of the Investment Company Act and are “independent,” as determined by our Board of Trustees. We refer to these individuals as our independent Trustees. Our Board of Trustees elects our executive officers, who serve at the discretion of the Board of Trustees.

Trustees

Information regarding the Board of Trustees is as follows:

Name, Address and Age(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolio Companies in Fund Complex Overseen by Trustee (1)	Other Directorships Held by Trustee
Independent Trustees

Sandra R. Anceleitz, 56	Trustee	Since 2022 (indefinite term)	Sandra R. Anceleitz currently dedicates her time to non-profit work.	1(2)

Ann Torre Bates, 64	Trustee	Since 2022 (indefinite term)	Ann Torre Bates currently dedicates her time to serving on boards of directors of several companies in the financial sector.	2(2)	United Natural Foods, Inc., 15 investment companies in the Franklin Templeton Group of Mutual Funds, Ares Capital Corporation
Steven B. McKeever, 62	Trustee	Since 2022 (indefinite term)	Since 1997, Steven B. McKeever has been Chief Executive Officer of Hidden Beach Recordings, an independent record label based in Los Angeles, California.	2(2)	Ares Capital Corporation
Eric B. Siegel, 64	Lead Independent Trustee and Trustee	Since 2022 (indefinite term)	Since 2005, Eric B. Siegel has served as Senior Advisor to the Chairman of the Milwaukee Brewers Baseball Club and a member of the Club’s Board of Advisors.	2(2)	Ares Capital Corporation

Interested Trustees
R. Kipp deVeer, 50(3)	Trustee and Chairman of the Board of Trustees	Since 2022 (indefinite term)

Since September 2022, R. Kipp deVeer has served as an interested Trustee and Chairman of the Board of Trustees of the Fund. R. Kipp deVeer is an interested director and Chief Executive Officer of Ares Capital Corporation. R. Kipp deVeer is a Director and Partner of Ares, the head of the Ares Credit Group and a member of the Ares Executive Management Committee. R. Kipp deVeer is a member of the Ares Credit Group’s U.S. Direct Lending and European Direct Lending Investment Committees and other select Ares Credit Group investment committees.

				3(2)	Ares Management Corporation, Ares Capital Corporation
Mitchell Goldstein, 55(4)	Trustee and Co-Chief Executive Officer	Since 2022 (indefinite term)

Since September 2022, Mitchell Goldstein has served as an interested Trustee of the Fund and a Co-Chief Executive Officer of the Fund. Mitchell Goldstein is a Co-President of Ares Capital Corporation. Mitchell Goldstein is a Partner and Co-Head of the Ares Credit Group. He serves on the Ares Executive Management Committee. He is also Vice President and interested trustee of CION Ares Diversified Credit Fund. Mitchell Goldstein is a member of the Investment Committee, the Ares Credit Group’s U.S. Direct Lending and Commercial Finance Investment Committees and the Ivy Hill Asset Management Investment Committee.

				2(2)	CION Ares Diversified Credit Fund

Michael L. Smith, 51(5)	Trustee and Co-Chief Executive Officer	Since 2022 (indefinite term)

Since September 2022, Michael L. Smith has served as an interested Trustee of the Fund and a Co-Chief Executive Officer of the Fund. Michael L. Smith is an interested director of Ares Capital Corporation. Michael L. Smith is a Partner and Co-Head of the Ares Credit Group and he serves on the Ares Executive Management Committee. Michael L. Smith is a member of the Investment Committee, Ares Credit Group’s U.S. Direct Lending and Commercial Finance Investment Committees, the Ares Private Equity Group’s Special Opportunities Investment Committee, and the Infrastructure and Power Group Funds Investment Committee.

				2(2)	Ares Capital Corporation

(1)	The address for each of the individuals listed above is c/o Ares Strategic Income Fund, 245 Park Avenue, 44th Floor, New York, New York 10167.

(2)	Includes, in each case, the Fund.
(3)	R. Kipp deVeer is an interested Trustee because he is an interested director of and the Chief Executive Officer of Ares Capital Corporation, a Partner of Ares Management, an officer of the investment adviser and a member of the Ares Executive Management Committee.
(4)	Mitchell Goldstein is an interested Trustee because he is the Co-Chief Executive Officer of the Fund, Co-President of Ares Capital Corporation, a Partner and Co-Head of Ares Credit Group, Vice President and interested trustee of CION Ares Diversified Credit Fund, a member of the Ares Executive Management Committee and serves on the Investment Committee.
(5)	Michael L. Smith is an interested Trustee because he is the Co-Chief Executive Officer of the Fund, an interested director of Ares Capital Corporation, a Partner and Co-Head of Ares Credit Group, a member of the Ares Executive Management Committee and serves on the Investment Committee.

Executive Officers and Certain Other Officers Who are Not Trustees

Information regarding our executive officers and certain other officers who are not Trustees is as follows:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Scott C. Lem, 45	Chief Financial Officer and Treasurer	Since 2022 (indefinite term)

Since September 2022, Scott C. Lem has served as Chief Financial Officer and Treasurer of the Fund. Scott C. Lem is Chief Accounting Officer, Vice President and Treasurer of Ares Capital Corporation. He also serves as a Partner and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department. Scott C. Lem additionally serves as Chief Financial Officer of Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) and Chief Financial Officer of CION Ares Diversified Credit Fund.

Joshua M. Bloomstein, 49	General Counsel and Secretary	Since 2022 (indefinite term)

Since September 2022, Joshua M. Bloomstein has served as General Counsel and Secretary of the Fund. Joshua M. Bloomstein is General Counsel, Vice President and Secretary of Ares Capital Corporation. Additionally, he is Vice President and Assistant Secretary of CION Ares Diversified Credit Fund and Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation. He currently serves as a Partner and General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management.

Lisa Morgan, 46	Chief Compliance Officer	Since 2022 (indefinite term)

Since September 2022, Lisa Morgan has served as Chief Compliance Officer of the Fund. Since April 2019, Lisa Morgan has served as Chief Compliance Officer of Ares Capital Corporation. Lisa Morgan is a Managing Director and Head of Regulatory Compliance in the Ares Compliance Group. Lisa Morgan also serves as the Chief Compliance Officer of Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC), CION Ares Diversified Credit Fund and Ares Private Markets Fund.

Jana Markowicz, 42	Chief Operating Officer	Since 2023 (indefinite term)

Since January 2023, Jana Markowicz has served as Chief Operating Officer of the Fund. Jana Markowicz is a Partner, Chief Operating Officer and Head of Project Management & Investor Relations for U.S. Direct Lending in Ares Credit Group. Jana Markowicz is also Chief Operating Officer of Ares Capital Corporation. Jana Markowicz joined Ares in 2005.

Jim Miller, 46	President	Since 2023 (indefinite term)

Since January 2023, Jim Miller has served as President of the Fund. Jim Miller is a Partner in the Ares Credit Group and serves as Co-Head for Ares’ U.S. Direct Lending strategy and serves on Ares’ U.S. Direct Lending Investment Committee. Jim Miller also serves on the Ares Sports, Media and Entertainment Investment Committee and acts as a co-lead for that strategy.

Penni F. Roll, 57	Vice President	Since 2022 (indefinite term)

Since September 2022, Penni F. Roll has served as a Vice President of the Fund. Since December 2010, Penni F. Roll has served as Chief Financial Officer of Ares Capital Corporation. Penni F. Roll serves as the Treasurer of CION Ares Diversified Credit Fund, Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) and is a Partner and Chief Financial Officer of the Ares Credit Group. Penni F. Roll is also Chief Financial Officer, Vice President and Treasurer of Ivy Hill Asset Management, L.P. (“IHAM”) and Chief Financial Officer of Ivy Hill Asset Management GP, LLC, IHAM’s General Partner, where she also serves on the Board of Managers. She also serves as a member of the Ares Diversity, Equity and Inclusion Council.

Naseem Sagati Aghili, 41	Vice President	Since 2022 (indefinite term)

Since September 2022, Naseem Sagati Aghili has served as a Vice President of the Fund. Naseem Sagati Aghili is General Counsel and Secretary of Ares Management. She is a Partner in and Head of the Ares Legal Group and additionally serves on the Ares Executive Management Committee, Enterprise Risk Committee, Communications Committee and the Ares Diversity, Equity and Inclusion Council. She also serves as a Vice President of Ares Capital Corporation, Ares Private Markets Fund, Ares Dynamic Credit Allocation Fund Inc. (NYSE: ARDC) and CION Ares Diversified Credit Fund. Prior to being named as General Counsel of Ares in 2020, Naseem Sagati Aghili served in a variety of roles at Ares, including most recently Co-General Counsel and General Counsel, Private Equity. Naseem Sagati Aghili is also a director of Ares Management Limited.

The address for each of the individuals listed above is c/o Ares Strategic Income Fund, 245 Park Avenue, 44th Floor, New York, New York 10167.

Biographical Information

The following is information concerning the business experience of our Board of Trustees, executive officers and certain other officers who are not trustees. Our Trustees have been divided into two groups — interested Trustees and independent Trustees. Interested Trustees are “interested persons” as defined in the Investment Company Act.

Independent Trustees

Sandra R. Anceleitz, 56, has served as a Trustee of the Fund since September 2022 and currently serves on the audit committee and nominating and governance committee. Sandra R. Anceleitz currently dedicates her time to non-profit work. From 1997 to 2010, Sandra R. Anceleitz served as Managing Director of the Global Loan Sales Group for Bank of America/Merrill Lynch. During her time at Bank of America/Merrill Lynch, Sandra R. Anceleitz also served as Director of the High Yield Bond Sales Group from 1996 to 1997 and Director of the Loan Origination Group from 1994 to 1996. Prior to joining Bank of America/Merrill Lynch, Sandra R. Anceleitz served as Vice President of the Loan Original Group for Chemical Bank. Sandra R. Anceleitz holds a dual B.A. in Business / Economics and Mathematics from Lafayette College and an Executive M.B.A. from the Wharton School of the University of Pennsylvania. The Fund believes that Sandra R. Anceleitz’ experience in the financial sector provides the Board of Trustees with valuable knowledge and insight in the financial services sector.

Ann Torre Bates, 64, has served as a Trustee of the Fund since September 2022 and is currently the chairperson of the audit committee. Ann Torre Bates currently dedicates her time serving on the boards of directors of several companies primarily in the financial sector. From 1997 to 2012, Ann Torre Bates was a strategic and financial consultant, principally with respect to corporate finance matters. From 1995 to 1997, Ann Torre Bates served as Executive Vice President, Chief Financial Officer and Treasurer of NHP, Inc., a national real estate services firm. From 1991 to 1995, Ann Torre Bates was Vice President and Treasurer of US Airways, and held various finance positions from 1988 to 1991. Ann Torre Bates is a director of Ares Capital Corporation and is the chairperson of its audit committee. She currently serves on the board of directors of United Natural Foods, Inc. and is a director or trustee of 19 investment companies in the Franklin Templeton Group of Mutual Funds. She previously served as a director of Allied Capital Corporation from 2003 to 2010, SLM Corporation from 1997 to 2014 and Navient Corporation from 2014 to 2016. Ann Torre Bates holds a B.B.A in Accountancy from the University of Notre Dame and an M.B.A. in Finance and Economics from Cornell University. The Fund believes that Ann Torre Bates’ experience serving as a director of other public companies in the financial sector, as well as her past experience as a chief financial officer, provides the Board of Trustees and, specifically, the audit committee of the Board of Trustees with valuable knowledge and insight in the financial services sector as well as experience in financial and accounting matters.

Steven B. McKeever, 62, has served as a Trustee of the Fund since September 2022 and is currently the chairperson of the nominating and governance committee. Steven B. McKeever is the CEO of Hidden Beach Recordings, an independent record label based in Los Angeles, California, which Steven B. McKeever founded in 1997. From 1991 to 1995, Steven B. McKeever was with Motown Records, where he served as Executive Vice President of Talent and Creative Affairs from 1993 to 1995 and Senior Vice President of Artists and Repertoire from 1991 to 1993. In 1992, Steven B. McKeever created MoJAZZ Records, a subsidiary of Motown Records and served as its President. In 1993, he was instrumental in the sale of Motown Records to PolyGram Records. Steven B. McKeever eventually left Motown Records in 1995 to work on his own entrepreneurial projects. Steven B. McKeever began his career at the law firm of Irell & Manella LLP in Los Angeles as an entertainment lawyer. In 2011, Steven B. McKeever served as the Executive Producer of Entertainment for the dedication of the Martin Luther King, Jr. Memorial in Washington, D.C. Steven B. McKeever currently serves as a director of several organizations. Steven B. McKeever is a director of Ares Capital Corporation and is the chairperson of its nominating and governance committee. He served as a Governor of the Los Angeles Chapter of The National Academy of Recording Arts and Sciences (a/k/a The GRAMMYs) from 2001 to 2003 and 2008 to 2010 and gives generous time to various charitable organizations such as The City of Hope. Steven B. McKeever received his B.S. from the University of Illinois at Urbana Champaign and received his J.D. from Harvard Law School. The Fund believes that Steven B. McKeever’s diversity of experiences, in particular his small business and entrepreneurial experience, provides the Board of Trustees with unique insight and expertise into the management of small and middle-market companies.

Eric B. Siegel, 64, has served as a Trustee of the Fund since September 2022 and is the lead independent Trustee of the Board. Eric B. Siegel currently serves on the audit committee and the nominating and governance committee. Since 2005, Eric B. Siegel has served as Special Advisor to the Chairman of the Milwaukee Brewers Baseball Club and a member of the Club’s

Board of Advisors. Eric B. Siegel is also a past member of the boards of directors of a number of public and private companies, including Kerzner International Ltd. and El Paso Electric Company. Eric B. Siegel is a retired limited partner of Apollo Advisors, L.P. and Lion Advisors, L.P., private investment management firms. Eric B. Siegel is a director of Ares Capital Corporation, is the lead independent director of its board of directors, and is a member of its audit committee and its nominating and governance committee. Eric B. Siegel is a member of the board of directors of the Friends of the Los Angeles Saban Free Clinic and a past member of the Board of Trustees of the Marlborough School. Eric B. Siegel holds his B.A. summa cum laude and Phi Beta Kappa and J.D. Order of the Coif from the University of California at Los Angeles. The Fund believes that Eric B. Siegel’s experience practicing as a corporate lawyer provides valuable insight to the Board of Trustees on regulatory and risk management issues and his experience as a partner in investment firms and over 30 years of experience serving as a director for both public and private companies provide industry specific knowledge and expertise to the Board of Trustees.

Interested Trustees

R. Kipp deVeer, 50, has served as an interested Trustee and Chairman of the Board of Trustees of the Fund since September 2022. R. Kipp deVeer joined Ares in May 2004 and currently serves as a Director and Partner of Ares Management. He is a member of the Ares Executive Management Committee. He is also a Partner in and Head of the Ares Credit Group. R. Kipp deVeer may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. R. Kipp deVeer is a member of the Ares Credit Group’s U.S. and European Direct Lending Investment Committees and other select Ares Credit Group investment committees. R. Kipp deVeer is a director and Co-Chairman of the board of directors of Ares Capital Corporation and is Chief Executive Officer of Ares Capital Corporation. R. Kipp deVeer previously served as President of Ares Capital Corporation from May 2013 to July 2014. R. Kipp deVeer previously served as a director of Ares Management Limited, a subsidiary of Ares Management overseeing the European activities of Ares from 2014 to 2017. Prior to joining Ares, R. Kipp deVeer was a partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm’s middle market financing and principal investment business. R. Kipp deVeer joined RBC in October 2001 from Indosuez Capital, where he was Vice President in the Merchant Banking Group. Previously, R. Kipp deVeer worked at J.P. Morgan and Co., both in the Special Investment Group of J.P. Morgan Investment Management, Inc. and the Investment Banking Division of J.P. Morgan Securities Inc. R. Kipp deVeer received a B.A. from Yale University and an M.B.A. from Stanford University’s Graduate School of Business. The Fund believes that R. Kipp deVeer’s depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of our business and operations, gives the Board of Trustees valuable industry specific knowledge and expertise on these and other matters.

Mitchell Goldstein, 55, has served as an interested Trustee and Co-Chief Executive Officer of the Fund since September 2022. Mitchell Goldstein also serves as Co-President of Ares Capital Corporation (NASDAQ: ARCC). Mitchell Goldstein is a Partner and Co-Head of the Ares Credit Group. He is also Vice President and interested trustee of CION Ares Diversified Credit Fund. He is a member of the Executive Management Committee of Ares, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mitchell Goldstein is a member of the Investment Committee, the Ares Credit Group’s U.S. Direct Lending and Commercial Finance Investment Committees and the Ivy Hill Asset Management Investment Committee. Prior to joining Ares Management in May 2005, Mitchell Goldstein worked at Credit Suisse First Boston (“CSFB”), where he was a Managing Director in the Financial Sponsors Group. At CSFB, Mitchell Goldstein was responsible for providing investment banking services to private equity funds and hedge funds with a focus on M&A and restructurings as well as capital raisings, including high yield, bank debt, mezzanine debt, and IPOs. Mitchell Goldstein joined CSFB in 2000 at the completion of the merger with Donaldson, Lufkin & Jenrette. From 1998 to 2000, Mitchell Goldstein was at Indosuez Capital, where he was a member of the Investment Committee and a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. From 1993 to 1998, Mitchell Goldstein worked at Bankers Trust. He also serves on the Board of Managers of Ivy Hill Asset Management GP, LLC. Mitchell Goldstein graduated summa cum laude from the State University of New York at Binghamton with a B.S. in Accounting, received an M.B.A. from Columbia University’s Graduate School of Business. The Fund believes that Mitchell Goldstein’s depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of our business and operations, gives the Board of Trustees valuable industry specific knowledge and expertise on these and other matters.

Michael L. Smith, 51, has served as an interested Trustee and Co-Chief Executive Officer of the Fund since September 2022. Michael L. Smith also serves as a director of Ares Capital Corporation (NASDAQ: ARCC). Michael L. Smith previously served as Co-President of Ares Capital Corporation from July 2014 to October 2022. Michael L. Smith is a Partner and Co-Head of the Ares Credit Group. He serves on the Ares Executive Management Committee. From time to time, he may serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Michael L. Smith is a member of the Investment Committee, Ares Credit Group’s U.S. Direct Lending and Commercial Finance Investment Committees, the Ares Private Equity Group’s Special Opportunities Investment Committee and the Infrastructure and Power Group Funds Investment Committee. Prior to joining Ares in 2004, Michael L. Smith was a Partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm’s middle market financing and principal investment business. Previously, Michael L. Smith worked at Indosuez Capital in their Merchant Banking Group, Kenter, Glastris & Company, and at Salomon Brothers Inc, in their Debt Capital Markets Group and Financial Institutions Group. Michael L. Smith serves on the Board of Directors of the University of Notre Dame’s Wilson Sheehan Lab for Economic Opportunity (LEO), which helps service providers apply scientific evaluation methods to better understand and share effective poverty interventions. Michael L. Smith received a B.S. in Business Administration from the University of Notre Dame and a Masters in Management from Northwestern University’s Kellogg Graduate School of Management. The Fund believes that Michael L. Smith’s depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of our business and operations, gives the Board of Trustees valuable industry specific knowledge and expertise on these and other matters.

Executive Officers and Certain Other Officers Who are not Trustees

Scott C. Lem, 45, has served as Chief Financial Officer and Treasurer of the Fund since September 2022. Scott C. Lem is Chief Accounting Officer, Vice President and Treasurer of Ares Capital Corporation. Scott C. Lem previously served as Assistant Treasurer of Ares Capital Corporation from May 2009 to May 2013. Scott C. Lem is a Partner and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department. Scott C. Lem also currently serves as Chief Financial Officer of Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) and Chief Financial Officer of CION Ares Diversified Credit Fund. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From July 2003 to December 2008, Scott C. Lem served as Controller of Ares Management. Prior to joining Ares in July 2003, Scott C. Lem was with Ernst & Young LLP and Arthur Andersen LLP, most recently as a Senior Associate conducting audits for clients across several industries including entertainment, hospitality and real estate. Scott C. Lem graduated summa cum laude with a B.S. in Accounting from the University of Southern California’s Leventhal School of Accounting and summa cum laude with a B.S. in Business Administration from the University of Southern California’s Marshall School of Business. Scott C. Lem has also received an M.B.A. in Finance from UCLA’s Anderson School of Management. Scott C. Lem is a Certified Public Accountant (Inactive).

Joshua M. Bloomstein, 49, has served as General Counsel and Secretary of the Fund since September 2022. Joshua M. Bloomstein is the General Counsel, Vice President and Secretary of Ares Capital Corporation. He joined Ares in November 2006 and currently serves as a Partner and General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management, where he focuses on corporate, securities, credit, corporate governance and legislative and regulatory matters. Joshua M. Bloomstein also currently serves as Vice President and Assistant Secretary of CION Ares Diversified Credit Fund, Vice President and Assistant Secretary of Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) and Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation. Joshua M. Bloomstein joined Ares from Latham & Watkins LLP, where he was in its private equity and corporate groups, focusing on mergers and acquisitions transactions and securities law and general corporate and partnership matters. Joshua M. Bloomstein graduated magna cum laude with a B.A. in Political Science from the State University of New York at Albany and received a J.D. degree, magna cum laude, from the University of Miami, where he was elected to The Order of the Coif.

Lisa Morgan, 46, has served as Chief Compliance Officer of the Fund since September 2022. Lisa Morgan currently serves as Chief Compliance Officer of Ares Capital Corporation. Lisa Morgan is a Managing Director and Head of Regulatory Compliance in the Ares Compliance Group. Lisa Morgan also serves as the Chief Compliance Officer of Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC), CION Ares Diversified Credit Fund and Ares Private Markets Fund. Prior to joining Ares in 2017, Lisa Morgan was a Partner in the Business Practices Group at Eversheds-Sutherland, where she focused on the formation, regulation and operation of public and private funds, including BDCs. Lisa Morgan began her legal career at Eversheds-Sutherland in 2003. Lisa Morgan holds a B.A. from Providence College in Sociology and Spanish, and a J.D. from the University of North Carolina at Chapel Hill.

Jana Markowicz, 42, has served as Chief Operating Officer of the Fund since January 2023. Jana Markowicz is a Partner, Chief Operationg Officer and Head of Project Management & Investor Relations for U.S. Direct Lending in the Ares Credit Group. She also serves as the Chief Operating Officer of Ares Capital Corporation (NASDAQ: ARCC). Prior to joining Ares in 2005, Jana Markowicz was an Analyst in the Leveraged Finance Group at Citigroup, formerly Salomon Smith Barney, where she focused on financings for companies across a broad range of industries. Jana Markowicz holds a B.S. from the University of Pennsylvania in Engineering, with a concentration in Economic and Financial Systems.

Jim Miller, 46, has served as President of the Fund since January 2023. Jim Miller serves as a Partner, Portfolio Manager and Co-Head of U.S. Direct Lending in the Ares Credit Group. Additionally, Jim Miller serves as a member of the Ares Credit Group’s U.S. Direct Lending Investment Committee. He also serves on the Ares Sports, Media and Entertainment Investment Committee and acts as a co-lead for the strategy. From time to time, he may serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares in 2006, Jim Miller was a Vice President at Silver Point Capital, where he focused on building its sponsor finance business, which led the firm’s middle market financing and principal investing. Previously, Jim Miller was a Vice President at GE Capital, where he was responsible for a variety of investing and investment banking services to private equity funds including high yield, bank debt, mezzanine debt and rescue financing. Jim Miller holds a B.A. from Fairfield University in Economics and an M.B.A. from Columbia University’s Graduate School of Business.

Penni F. Roll, 57, has served as a Vice President of the Fund since September 2022. Penni F. Roll currently serves as the Chief Financial Officer of Ares Capital Corporation. She joined Ares Management in 2010 and now serves as a Partner and Chief Financial Officer of the Ares Credit Group. She also serves as the Treasurer of Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) and CION Ares Diversified Credit Fund. Penni F. Roll is also Chief Financial Officer, Vice President and Treasurer of IHAM and Chief Financial Officer of Ivy Hill Asset Management GP, LLC, IHAM’s General Partner, where she also serves on the Board of Managers. She may additionally from time to time serve as an officer, director or principal of other entities affiliated with Ares Management or of other investment funds managed by Ares Management and its affiliates. Penni F. Roll also serves as a member of the Ares Diversity, Equity and Inclusion Council. Prior to joining Ares Management, Penni F. Roll served as Chief Financial Officer of Allied Capital Corporation from 1998 until April 2010. Penni F. Roll joined Allied Capital Corporation in 1995 as its Controller after serving as a Manager in KPMG LLP’s financial services practice. Penni F. Roll graduated magna cum laude with a B.S.B.A. in Accounting from West Virginia University.

Naseem Sagati Aghili, 41, has served as a Vice President of the Fund since September 2022. Naseem Sagati Aghili is General Counsel and Secretary of Ares Management. She is a Partner in and Head of the Ares Legal Group and additionally serves on the Ares Executive Management Committee, Enterprise Risk Committee, Communications Committee and the Ares Diversity, Equity and Inclusion Council. She also serves as a Vice President of Ares Capital Corporation, Ares Private Markets Fund, Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) and CION Ares Diversified Credit Fund. Naseem Sagati Aghili is also a director of Ares Management Limited. Prior to being named as General Counsel of Ares in 2020, Naseem Sagati Aghili served in a variety of roles at Ares, including most recently Co-General Counsel and General Counsel, Private Equity. Prior to joining Ares in 2009, Naseem Sagati Aghili was with Proskauer Rose LLP, where she focused on mergers and acquisitions, securities offerings and general corporate matters. Naseem Sagati Aghili holds a B.A. from the University of California Berkeley in Political Economy of Industrial Societies and a J.D. from the University of Southern California Gould School of Law.

Communications with Trustees

Shareholders and other interested parties may contact any member (or all members) of the Board of Trustees by mail. To communicate with the Board of Trustees, any individual Trustees or any group or committee of Trustees, correspondence should be addressed to the Board of Trustees or any such individual Trustees or group or committee of Trustees by either name or title. All such correspondence should be sent c/o Ares Strategic Income Fund, 245 Park Avenue, 44th Floor, New York, New York 10167, Attention: Chief Compliance Officer.

Meetings and Committees of the Board of Trustees

During 2022, our Board of Trustees held one formal meeting. Our Board of Trustees currently has three committees: an audit committee, a nominating and governance committee and a co-investment committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us. Under the Declaration of Trust, the Fund is not required to hold annual meetings. During 2022, the co-investment committee held two formal meetings, During 2022, the audit committee and nominating and governance committee each held one formal meeting.

Audit Committee. The audit committee operates pursuant to a charter approved by our Board of Trustees. The charter sets forth the responsibilities of the audit committee. The primary function of the audit committee is to serve as an independent and objective party to assist the Board of Trustees in selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The audit committee is presently composed of Sandra R. Anceleitz, Eric B. Siegel and Ann Torre Bates, each of whom is considered independent for purposes of the Investment Company Act. Ann Torre Bates serves as the chair of the Audit Committee. Our Board of Trustees has determined that Sandra R. Anceleitz and Ann Torre Bates each qualify as an “audit committee financial expert” as defined in Item 407 of Regulation S-K under the Exchange Act. Each of the members of the audit committee meet the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Fund or of our investment adviser as defined in Section 2(a)(19) of the Investment Company Act.

A copy of the charter of the Audit Committee is available in print to any common shareholder who requests it and it is also available on the Fund’s website at https://areswmsresources.com/investment-solutions/asif/. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Nominating and Governance Committee. The nominating and governance committee operates pursuant to a charter approved by our Board of Trustees. The charter sets forth the responsibilities of the nominating and governance committee, including making nominations for the appointment or election of independent Trustees. The nominating and governance committee consists of Eric B. Siegel, Steven B. McKeever and Sandra R. Anceleitz, each of whom is considered independent for purposes of the Investment Company Act. Steven B. McKeever serves as the chair of the Nominating and Governance Committee.

The Nominating and Governance Committee will consider nominees to the Board of Trustees recommended by a shareholder, if such shareholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a shareholder who wishes to nominate a person for election as a Trustee at a meeting of shareholders must deliver written notice to our Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a Trustee by a shareholder, such potential nominee must deliver to our Corporate Secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Board of Trustees, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines.

A copy of charter of the Nominating and Governance Committee is available in print to any common shareholder who requests it, and it is also available on the Fund’s website at https://areswmsresources.com/investment-solutions/asif/. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Co-Investment Committee. The co-investment committee consists of Eric B. Siegel, Ann Torre Bates, Steven B. McKeever and Sandra R. Anceleitz, each of whom is independent for purposes of the Investment Company Act. The co-investment committee is primarily responsible for reviewing and making certain findings in respect of co-investment transactions pursuant to the Co-investment Exemptive Order.

Compensation of Trustees

Our Trustees who do not also serve in an executive officer capacity for us or our investment adviser are entitled to receive annual cash retainer fees, fees for participating in the in-person board and committee meetings and annual fees for serving as a committee chairperson, determined based on our net assets as of the end of each fiscal quarter. These Trustees are Eric B. Siegel, Ann

Torre Bates, Steven B. McKeever and Sandra R. Anceleitz. Amounts payable under the arrangement are determined and paid quarterly in arrears as follows:

			Annual Committee Chair Cash Retainer
					Committee Meeting
					Attendance Fee
					(Audit, Nominating
Annual Cash	Board	Lead Independent		Nominating and	and Governance,
Retainer	Meeting Fee	Trustee	Audit	Governance	and Co-Investment)
Variable*	$2,500	$25,000	$10,000	$5,000	$1,000
*

$50,000, while the Fund’s assets under management (“AUM”) are less than $1.0 billion, $75,000, while the Fund’s AUM are more than $1.0 billion but less than $2.0 billion or $100,000, while the Fund’s AUM are more than $2.0 billion.

We also reimburse each of the Trustees for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We will not pay compensation to our Trustees who also serve in an executive officer capacity for us or our investment adviser.

Staffing

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees or affiliates of our investment adviser, Ares Capital Management, and our administrator, Ares Operations, each of which is a subsidiary of Ares Management, pursuant to the terms of our investment advisory and management agreement and our administration agreement, respectively, each as described below. Each of our executive officers is an employee or affiliate of our investment adviser or our administrator. We reimburse both our investment adviser and our administrator for a certain portion of expenses incurred in connection with such staffing, as described in more detail below. Because we have no employees, we do not have a formal employee relations policy.

Compensation of Officers

None of our officers will receive direct compensation from us. The compensation of our chief financial officer and chief compliance officer will be paid by our administrator, subject to reimbursement by us of an allocable portion of such compensation for services rendered by them to us. To the extent that our administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to our administrator.

Board Leadership Structure

The Board of Trustees monitors and performs an oversight role with respect to the business and affairs of the Fund, including with respect to investment practices and performance, valuations, compliance with regulatory requirements and the services, conflicts of interest, expenses and performance of service providers to the Fund. Among other things, the Board of Trustees approves the appointment of the investment adviser, administrator and officers, reviews and monitors the services and activities performed by the investment adviser, administrator and officers and approves the engagement, and reviews the performance of, the Fund’s independent registered public accounting firm.

Under our bylaws, the Board of Trustees may designate a chairperson to preside over the meetings of the Board of Trustees and meetings of the shareholders and to perform such other duties as may be assigned to them by the Board of Trustees. The Board of Trustees has appointed R. Kipp deVeer to serve in the role of chairperson of the Board of Trustees. The Fund does not have a fixed policy as to whether the Chair of the Board of Trustees should be an independent Trustee and believes that its flexibility to select its chairperson and reorganize its leadership structure from time to time is in the best interests of the Fund and its shareholders.

The independent Trustees have designated a lead independent Trustee whose duties include, among other things, chairing executive sessions of the independent Trustees, acting as a liaison between the independent Trustees and the chairman of the Board of Trustees and between the independent Trustees and officers of the Fund and the investment adviser, facilitating communication among the independent Trustees and the Fund’s counsel, reviewing and commenting on Board of Trustees and committee meeting agendas and calling additional meetings of the independent Trustees as appropriate. In September 2022, the Board of Trustees designated and appointed Eric B. Siegel as the lead independent Trustee and Eric B. Siegel has served as lead independent Trustee since that time.

The Fund believes that board leadership structures must be evaluated on a case-by-case basis and that the foregoing board leadership structure is appropriate at this time. In addition, the Fund believes that the foregoing governance structure, when combined with the functioning of the independent trustee component of the Board of Trustees and the Fund’s overall corporate governance structure, strikes an appropriate balance between strong and consistent leadership and independent oversight of the Fund’s business and affairs. However, the Fund will continually re-examine its corporate governance policies on an ongoing basis to ensure that they continue to meet the Fund’s needs.

Board Role in Risk Oversight

The Board of Trustees performs its risk oversight function and fulfills its risk oversight responsibilities primarily (1) through its three standing committees, which report to the entire Board of Trustees and are comprised solely of independent Trustees, (2) by working with the Fund’s Chief Compliance Officer to monitor risk in accordance with the Fund’s compliance policies and procedures, and (3) by reviewing risk management processes throughout the year and requesting periodic reports from the Fund’s investment adviser regarding risk management, including reports on cybersecurity.

As described above in more detail under “Audit Committee” and “Nominating and Governance Committee,” the audit committee and the nominating and governance committee assist the Board of Trustees in performing its risk oversight function and fulfilling its risk oversight responsibilities, each of which is comprised solely of independent trustees. The audit committee’s risk oversight responsibilities include overseeing the Fund’s accounting and financial reporting processes, assisting the Board of Trustees in fulfilling the Board of Trustees’ oversight responsibilities relating to the Fund’s systems of internal controls over financial reporting, audits of the Fund’s consolidated financial statements and disclosure controls and procedures, overseeing the investment adviser’s determination of fair value of securities that are not publicly traded or for which current market values are not readily available, and discussing with management the Fund’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Fund’s risk assessment and risk management policies. The nominating and governance committee’s risk oversight responsibilities include developing, reviewing and updating certain policies regarding the nomination of directors, identifying, evaluating and nominating directors to fill vacancies on the Board of Trustees or to stand for election by the Fund’s shareholders, reviewing the Fund’s policies relating to corporate governance, and overseeing the evaluation of the Board of Trustees and its committees.

The Board of Trustees also performs its risk oversight function and fulfills its risk oversight responsibilities by working with the Fund’s Chief Compliance Officer to monitor risk in accordance with the Fund’s policies and procedures. The Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Fund and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by and discussed with the Board of Trustees, addresses at a minimum (1) the operation of the compliance policies and procedures of the Fund and certain of its service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (4) any compliance matter that has occurred since the date of the last report about which the Board of Trustees would reasonably need to know to oversee the Fund’s compliance activities and risks. In addition, the Chief Compliance Officer reports to the Board of Trustees on a quarterly basis with respect to material compliance matters and meets separately in executive session with the independent Trustees periodically, but in no event less than once each year.

The Fund believes that the Board of Trustees’ role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. Specifically, as a BDC the Fund must comply with certain regulatory requirements and restrictions that control the levels of risk in its business and operations. For example, the Fund’s ability to incur indebtedness is limited such that its asset coverage must equal at least 150% (or 200% if certain requirements under the Investment Company Act are not met) immediately after each time it incurs indebtedness, the Fund generally has to invest at least 70% of its total assets in “qualifying assets” and, subject to certain exceptions, the Fund is subject to restrictions on its ability to engage in transactions with Ares and its affiliates. In addition, the Fund intends to elect to be treated as a RIC under the Code. As a RIC the Fund must, among other things, meet certain source of income and asset diversification requirements.

The Fund believes that the extent of the Board of Trustees’ (and its committees’) role in risk oversight complements the Board of Trustees’ leadership structure because it allows the Fund’s independent Trustees, through the three fully independent Board of Trustees committees, a lead independent Trustee, executive sessions with each of the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and independent valuation providers, and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.

The Fund believes that board roles in risk oversight must be evaluated on a case-by-case basis and that the Board of Trustees’ existing role in risk oversight is appropriate. However, the Board of Trustees re-examines the manner in which it administers its risk oversight function on an ongoing basis to ensure that it continues to meet the Fund’s needs.

PORTFOLIO MANAGEMENT

The following individuals function as our portfolio managers (the “portfolio managers”) and are jointly and primarily responsible for the day-to-day management of our portfolio.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
Mitchell Goldstein	Trustee and Co-Chief Executive Officer of the Fund; Co-President of the Ares Capital Corporation; Partner in and Co-Head of the Ares Credit Group	18

Since September 2022, Mitchell Goldstein has served as an interested Trustee of the Fund and a Co-Chief Executive Officer of the Fund. Mitchell Goldstein is a Co-President of Ares Capital Corporation. Mitchell Goldstein is a Partner and Co-Head of the Ares Credit Group. He serves on the Ares Executive Management Committee. He is also Vice President and interested trustee of CION Ares Diversified Credit Fund. Mitchell Goldstein is a member of the Investment Committee, the Ares Credit Group’s U.S. Direct Lending and Commercial Finance Investment Committees and the Ivy Hill Asset Management Investment Committee.

Michael L. Smith	Trustee and Co-Executive Officer of the Fund, Partner and Co-Head of Ares Credit Group	19

Since September 2022, Michael L. Smith has served as an interested Trustee of the Fund and a Co-Chief Executive Officer of the Fund. Michael L. Smith is an interested director of Ares Capital Corporation. Michael L.Smith is a Partner and Co-Head of the Ares Credit Group and he serves on the Ares Executive Management Committee. Michael L. Smith is a member of the Investment Committee, the Ares Credit Group’s U.S. Direct Lending and Commercial Finance Investment Committees, the Ares Private Equity Group’s Special Opportunities Investment Committee, and the Infrastructure and Power Group Funds Investment Committee.

Each of the portfolio managers is responsible for deal origination, execution and portfolio management. In addition to their deal origination, execution and portfolio management responsibilities, Mitchell Goldstein and Michael L. Smith also spend portions of their time on corporate and administrative activities in their capacities as Co-Executive Officers of the Fund and as Partners and Co-Heads of the Ares Credit Group and, in the case of Mitchell Goldstein, as Co-President of Ares Capital Corporation. Each of the portfolio managers receive a compensation package that includes some combination of fixed draw and variable incentive compensation based on our performance. None of the portfolio managers receives any direct compensation from us. See “— Other Accounts Managed by Portfolio Managers” and “Risk Factors — Risks Relating to Our Business and Structure — There are significant potential conflicts of interest that could impact our investment returns and the value of our assets.”

The following table sets forth the dollar range of our equity securities and the number of shares beneficially owned by each of the portfolio managers described above as of March 9, 2023.

Aggregate Dollar Range of
Equity Securities
Name	in Ares Strategic Income Fund(1)
Mitchell Goldstein	None.
Michael L. Smith	None.
(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

Other Accounts Managed by Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies and business development companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2022: (i) the number of other registered investment companies and business development companies (not including the Fund), other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

			Number of	Assets
			Accounts	Subject to a
		Assets of	Subject to a	Performance
	Number of	Accounts	Performance	Fee
Type of Account	Accounts	(in millions)	Fee	(in millions)
Mitchell Goldstein
Registered investment companies/ Business development companies	2	$29,912	2	$29,912
Other pooled investment vehicles	4	$20,041	4	$20,041
Other accounts	25	$18,128	22	$13,161

			Number of	Assets
			Accounts	Subject to a
		Assets of	Subject to a	Performance
	Number of	Accounts	Performance	Fee
Type of Account	Accounts	(in millions)	Fee	(in millions)
Michael L. Smith
Registered investment companies/ Business development companies	1	$25,774	1	$25,774
Other pooled investment vehicles	3	$8,819	3	$8,819
Other accounts	—	$—	—	$—

Our Investment Adviser

Investment Committee

The Fund is primarily the responsibility of two portfolio managers, Mitchell Goldstein and Michael L. Smith. The Fund is also supported by six additional members of the Investment Committee. All of the Investment Committee members have ownership and financial interests in, and may receive compensation and/or profit distributions from, our investment adviser. None of the Investment Committee members receive any direct compensation from us. See “Control Persons and Principal Shareholders” for additional information about equity interests held by certain of these individuals.

Investment Committee

Below is biographical information relating to the members of the Investment Committee, other than Mitchell Goldstein and Michael L. Smith. For biographical information relating to Mitchell Goldstein and Michael L. Smith, please see “Management — Biographical Information.”

Kevin Alexander, 47, serves as a Partner in the Ares Credit Group, where he focuses on alternative credit investments. Additionally, he serves as a member of the Ares Credit Group’s Alternative Credit, Pathfinder Fund and Pathfinder Core Fund Investment Committees and the Ares Secondaries Group’s Credit Investment Committee. From time to time, he may serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares in 2019, Kevin Alexander was Deputy CEO and Head of Global Market, Americas at Natixis CIB. Previously, he worked at Deutsche Bank within the Interest Rate Derivatives Group. Kevin Alexander began his career as an Economic Analyst at the New York Federal Reserve Bank. He holds a B.S. from Washington and Lee University in Business Administration and Accounting and an M.A. from Fordham University in Economics.

Jana Markowicz, 42, has served as Chief Operating Officer of the Fund since January 2023. Jana Markowicz is a Partner, Chief Operationg Officer and Head of Project Management & Investor Relations for U.S. Direct Lending in the Ares Credit Group. She also serves as the Chief Operating Officer of Ares Capital Corporation (NASDAQ: ARCC). Prior to joining Ares in 2005, Jana Markowicz was an Analyst in the Leveraged Finance Group at Citigroup, formerly Salomon Smith Barney, where she focused on financings for companies across a broad range of industries. Jana Markowicz holds a B.S. from the University of Pennsylvania in Engineering, with a concentration in Economic and Financial Systems.

Jim Miller, 46, has served as President of the Fund since January 2023. Jim Miller serves a Partner, Portfolio Manager and Co-Head of U.S. Direct Lending in the Ares Credit Group. Additionally, Jim Miller serves as a member of the Ares Credit Group’s U.S. Direct Lending Investment Committee. He also serves on the Ares Sports, Media and Entertainment Investment Committee and acts as a co-lead for the strategy. From time to time, he may serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares in 2006, Jim Miller was a Vice President at Silver Point Capital, where he focused on building its sponsor finance business, which led the firm’s middle market financing and principal investing. Previously, Jim Miller was a Vice President at GE Capital, where he was responsible for a variety of investing and investment banking services to private equity funds including high yield, bank debt, mezzanine debt and rescue financing. Jim Miller holds a B.A. from Fairfield University in Economics and an M.B.A. from Columbia University’s Graduate School of Business.

Samantha Milner, 44, serves as a Partner and U.S. Liquid Credit Portfolio Manager in the Ares Credit Group, where she is primarily responsible for managing Ares’ U.S. bank loan credit strategies. Samantha Milner serves as a Vice President and one of four Portfolio Managers for the Ares Dynamic Credit Allocation Fund, Inc. (NYSE:ARDC). Additionally, she serves as a member of the Ares Credit Group’s U.S. Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. She also serves on the Ares Diversity, Equity and Inclusion Council. Prior to joining Ares in 2004, Samantha Milner was an Associate in the Financial Restructuring Group at Houlihan Lokey Howard & Zukin, where she focused on providing advisory services in connection with restructurings, distressed mergers and acquisitions and private placements. Samantha Milner serves on the Board of Directors of STEAM:CODERS, a not-for-profit organization focused on underrepresented and underserved students through Science, Technology, Engineering, Art, and Math (STEAM), in preparation for academic and career opportunities. Samantha Milner holds a B.B.A., with distinction, from Emory University’s Goizueta Business School in Finance and Accounting.

Aaron Rosen, 41, serves as a Partner and Co-Portfolio Manager of Special Opportunities in the Ares Private Equity Group, where he focuses on investing across the various Ares fund platforms in the public and private markets. Aaron Rosen serves as a member of the Ares Private Equity Group’s Special Opportunities Investment Committee. From time to time, he may serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares in 2018, Aaron Rosen was a Partner and Director of Research at Archview Investment Group, where he focused on distressed and high yield investments in the U.S. and internationally. Prior to Archview, Aaron Rosen was a Vice President at Citigroup, where he was a founding member of the Citibank Global Special Situations Group focused on U.S. credit and value equity investment strategies. In addition, Aaron Rosen was a member of Citigroup’s Asset-Based Finance group, where he focused on structuring senior secured debt financings for non-investment grade corporate borrowers. Aaron Rosen holds a B.S., summa cum laude, from New York University’s Stern School of Business in Finance and Information Systems where he received the Valedictorian Award.

Michael Schechter, 42, serves as a Partner and Head of Credit Trading in the Ares Credit Group, where he oversees trading of all bank loans, high yield and related credit instruments in the United States and Europe. Michael Schechter serves as a member of the Ares Credit Group’s U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2019, Michael Schechter was a Managing Director in leveraged loan trading at Morgan Stanley, where he focused on performing and stressed bank debt. Previously, Michael Schechter was a Managing Director and Co-Head of Loan Trading at Citi, where he focused on performing and stressed bank debt and high yield bond trading. Additionally, Michael Schechter was an Associate in Citi’s Leveraged Finance Group. Michael Schechter holds a B.S, with honors, from Lehigh University in Business and Economics with a concentration in Finance.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND ADMINISTRATION AGREEMENT

Ares Capital Management serves as our investment adviser and is located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067. Our investment adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Trustees and in accordance with the Investment Company Act, our investment adviser manages our day-to-day operations and provides investment advisory services to us.

Management Services

Ares Capital Management will provide management services to us pursuant to the investment advisory and management agreement. Under the terms of the investment advisory and management agreement, our investment adviser:

●	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
●	identifies, evaluates and negotiates the structure of our investments;
●	closes and monitors our investments;
●	determines the securities and other assets that we will purchase, retain or sell;
●	performs due diligence on prospective and existing portfolio companies;
●	determines the fair value of debt and equity securities that are not publicly traded or whose market prices are not readily available, subject to the oversight of our Board of Trustees; and
●	provides us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

Our investment adviser’s services under the investment advisory and management agreement are not exclusive, and it is free to furnish similar or different services to other entities, and it intends to do so. Similarly, our investment adviser or its affiliates may directly or indirectly manage funds or other investment vehicles with investment objectives similar to ours. Accordingly, we may compete with these Ares funds or other investment vehicles managed by our investment adviser and its affiliates for capital and investment opportunities. Ares Capital Management endeavors to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to us. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds or other investment vehicles managed by our investment adviser or its affiliates. See “Risk Factors — Risks Relating to Our Business and Structure — There are significant potential conflicts of interest that could impact our investment returns and the value of our assets.”

Compensation of Our Investment Adviser

Pursuant to the investment advisory and management agreement and subject to the overall supervision of our Board of Trustees, our investment adviser provides investment advisory and management services to us. For providing these services, our investment adviser receives fees from us consisting of a base management fee and an incentive fee. The cost of both the base management fee and the incentive fee will ultimately be borne by the shareholders.

Base Management Fee

The base management fee is payable monthly in arrears at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable month. For purposes of the investment advisory and management agreement, net assets means our total assets less liabilities, determined on a consolidated basis in accordance with GAAP. For the first calendar month in which we had operations, December 2022, net assets, as defined by GAAP, were measured as the beginning net assets as of the effective date of the investment advisory and management agreement, which was November 22, 2022.

Incentive Fee

The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of our income and a portion is based on a percentage of our capital gains, each as described below.

Incentive Fee Based on Income

The portion based on our income is based on pre-incentive fee net investment income, as defined in the investment advisory and management agreement, for the quarter. “Pre-incentive fee net investment income” means, as the context requires, either the dollar value of, or percentage rate of return on the value of our net assets in accordance with GAAP at the end of the immediately preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses accrued for the quarter (including the base management fee, expenses payable under the administration agreement entered into between us and our administrator, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fee).

Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as market or original issue discount, debt investments with PIK interest, preferred stock with PIK dividends and zero coupon securities), accrued income that we have not yet received in cash. Our investment adviser is not under any obligation to reimburse us for any part of the income based fees it receives that are based on accrued income that we never actually receive. See “Risk Factors — Risks Relating to Our Business and Structure — There are significant potential conflicts of interest that could impact our investment returns and the value of our assets” and “Risk Factors — Risks Relating to Our Business and Structure — We may be obligated to pay our investment adviser certain fees even if we incur a loss.”

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from pre-incentive fee net investment income. Because of the structure of the incentive fee based on income, it is possible that we may pay such fees in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable incentive fee based on income even if we have incurred a loss in that quarter due to realized and/or unrealized losses.

Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized). If market credit spreads rise, we may be able to invest our funds in debt instruments that provide for a higher return, which may increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. To the extent we have retained pre-incentive fee net investment income that has been used to calculate the incentive fee based on income, it is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the base management fee.

We pay our investment adviser an incentive fee quarterly in arrears with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

●	No incentive fee based on pre-incentive fee net investment income in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 1.25% per quarter (5.00% annualized);
●	100% of the dollar amount of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). This portion of the pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 1.43%) is referred to as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 12.5% of our pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 1.43% in any calendar quarter; and

●	12.5% of the dollar amount of our pre-incentive fee net investment income, if any, that exceeds a rate of return of 1.43% (5.72% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 12.5% of all pre-incentive fee net investment income thereafter are allocated to our investment adviser.

The following is a graphical representation of the calculation of the income based fee:

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income

Allocated to Incentive Fee

The fees that are payable under the investment advisory and management agreement for any partial period will be appropriately pro-rated and adjusted for any share issuances or repurchases during the relevant period.

Incentive Fee Based on Capital Gains

The second component of the incentive fee, the capital gains incentive fee, is payable at the end of each calendar year in arrears. The amount payable equals:

•

12.5% of cumulative realized capital gains from inception through the end of such calendar, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, as calculated in accordance with GAAP, less the aggregate amount of any previously paid capital gains incentive fees.

Notwithstanding the foregoing, if we are required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by us (including, for example, as a result of the application of the asset acquisition method of accounting), then solely for the purposes of calculating the capital gains incentive fee, the “accreted or amortized cost basis” of an investment shall be an amount (the “Contractual Cost Basis”) equal to (1) (x) the actual amount paid by us for such investment plus (y) any amounts recorded in our consolidated financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in our consolidated financial statements, including PIK interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in our consolidated financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. In no event will the capital gains incentive fee payable pursuant to the investment advisory and management agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof. If the investment advisory and management agreement shall terminate as of a date that is not a calendar year end, the termination shall be treated as though it were a calendar year end for purposes of calculating and paying a capital gains incentive fee.

The fees that are payable under the investment advisory and management agreement for any partial period will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant period.

Examples of Fee Quarterly Incentive Fee Calculation

Example 1 — Income Related Portion of Incentive Fee(1):

Assumptions

●	Hurdle rate(2) = 1.25%
●	Management fee(3) = 0.3125%
●	Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.20%
(1)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of net assets.
(2)	Represents the 1.25% quarterly hurdle rate.
(3)	Represents a quarter of the 1.25% annualized management fee.
(4)	Hypothetical other expenses. Excludes organization and offering expenses.

Example 1 — Income Related Portion of Incentive Fee:

Alternative 1

Additional Assumptions

●	Investment income (including interest, dividends, fees, etc.) = 1.00%
●	Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 0.4875%

Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no income based fee.

Alternative 2

Additional Assumptions

●	Investment income (including interest, dividends, fees, etc.) = 1.80%
●	Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 1.2875%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an income based fee.

Income Based Fee	=	100% × “Catch-Up” + the greater of 0% AND (12.5% × (pre-incentive fee net investment income - 1.43%))

	=	(100% × (1.2875% – 1.25%)) + 0%

	=	100% × 0.0375%

	=	0.0375%

Alternative 3

Additional Assumptions

●	Investment income (including interest, dividends, fees, etc.) = 3.50%
●	Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 2.9875%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an income based fee.

Income Based Fee	=	100% × “Catch-Up” + the greater of 0% AND (12.5% × (pre-incentive fee net investment income – 1.43%))
	=	(100% × (1.43% – 1.25%)) + (12.5% × (2.9875% – 1.43%))
	=	0.18% + (12.5% × 1.5575%)
	=	0.18% + 0.1947%
	=	0.3747%

Example 2 — Capital Gains Incentive Fee:

Alternative 1:

Assumptions

●	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)
●	Year 2: Investment A is sold for $50 million and fair value (“FV”) of Investment B determined to be $32 million
●	Year 3: FV of Investment B determined to be $25 million
●	Year 4: Investment B sold for $31 million

The capital gains incentive fee, if any, would be:

●	Year 1: None (No sales transactions)
●	Year 2: $3.75 million (12.5% multiplied by $30 million realized capital gains on sale of Investment A)
●	Year 3: None; $3.125 million (12.5% multiplied by ($30 million realized cumulative capital gains less $5 million cumulative capital depreciation)) less $3.75 million (previous capital gains incentive fee paid in Year 2)
●	Year 4: $0.125 million; $3.875 million (12.5% multiplied by $31 million cumulative realized capital gains) less $3.75 million (capital gains incentive fee paid in Year 2)

Alternative 2

Assumptions

●	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)
●	Year 2: Investment A sold for $50 million, FV of Investment B determined to be $25 million and FV of Investment C determined to be $25 million

●	Year 3: FV of Investment B determined to be $27 million and Investment C sold for $30 million
●	Year 4: FV of Investment B determined to be $35 million
●	Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

●	Year 1: None (No sales transactions)
●	Year 2: $3.125 million (12.5% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B))
●	Year 3: $0.875 million (12.5% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $3.125 million (capital gains incentive fee paid in Year 2)
●	Year 4: None (No sales transactions)
●	Year 5: None (12.5% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $4.0 million (cumulative capital gains incentive fee paid in Year 2 and Year 3)

Organization of our Investment Adviser

Our investment adviser is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal executive offices of Ares Capital Management are located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Administration Agreement

We are also party to an administration agreement, referred to herein as the “administration agreement”, with our administrator, Ares Operations. Our Board of Trustees, including our independent Trustees, approved the administration agreement with our administrator, Ares Operations, at a board meeting held on September 9, 2022. In approving the administration agreement, the Board of Trustees considered information with respect to the nature, extent and quality of services to be provided to the Fund by the administrator, the reasonableness of the estimated costs of the services to be provided by the administrator, whether the Fund would be able to obtain similar services at cost from other third-party service providers, and the limited potential for additional benefits to be derived by the administrator and its affiliates as a result of the Fund’s proposed relationship with the administrator. Pursuant to the administration agreement, our administrator furnishes us with office equipment and clerical, bookkeeping and record keeping services at our office facilities. Under the administration agreement, our administrator may also arrange for the services of, and oversee custodians, depositories, transfer agents, escrow agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. Our administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology and investor relations, being responsible for the financial and other records that we are required to maintain and preparing reports to our shareholders and reports and other materials required to be filed with the SEC or any other regulatory authority. In addition, our administrator assists us in determining and publishing our NAV, assists us in providing managerial assistance to our portfolio companies, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our shareholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement are equal to an amount based upon our allocable portion of our administrator’s overhead and other expenses (including travel expenses) incurred by our administrator in performing its obligations under the administration agreement, including our allocable portion of the compensation, rent and other expenses of certain of our officers and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

Certain Terms of the Investment Advisory and Management Agreement and Administration Agreement

Each of the investment advisory and management agreement and the administration agreement has been approved by the Board of Trustees. Unless earlier terminated as described below, each of the investment advisory and management agreement and the administration agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board of Trustees or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the independent Trustees. We may terminate the investment advisory and management agreement or the administration agreement, without payment of any penalty, upon 60 days’ written notice. The decision to terminate either agreement may be made by a majority of the independent Trustees or the shareholders holding a majority of our outstanding voting securities, which means the lesser of (1) 67% or more of the voting securities present at a meeting if more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities. In addition, without payment of any penalty, our investment adviser may terminate the investment advisory and management agreement upon 120 days’ written notice and the administrator may terminate the administration agreement upon 60 days’ written notice. The investment advisory and management agreement will automatically terminate within the meaning of the Investment Company Act and related SEC guidance and interpretations in the event of its assignment.

Our investment adviser and administrator will not be liable to the Fund for any action taken or omitted to be taken by our investment adviser or administrator in connection with the performance of any of their duties or obligations under the investment advisory and management agreement and administration agreement or otherwise as investment adviser or administrator, respectively. Each of the investment advisory and management agreement and the administration agreement provide that, each of our investment adviser and our administrator, as applicable, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with any of them (collectively, the “Indemnified Parties”) will be entitled to indemnification from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon the performance of any of our investment adviser’s services under the investment advisory and management agreement and our administrator’s services under the administration agreement or otherwise as investment adviser or administrator for us. Notwithstanding the preceding sentence, nothing contained in each of the investment advisory and management agreement and the administration agreement will protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Fund or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of our investment adviser’s duties under the investment advisory and management agreement and our administrator’s duties under the administration agreement or by reason of the reckless disregard of our investment adviser’s duties under the investment advisory and management agreement and our administrator’s duties under the administration agreement (to the extent applicable, as the same will be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder). Additionally, notwithstanding anything else in this paragraph, nothing in the investment advisory and management agreement and administration agreement will protect or be deemed to protect our investment adviser or its controlling persons or the administrator against, or entitle or be deemed to entitle our investment adviser or its controlling persons or our administrator to, indemnification in respect of, any liability to the Fund or its security holders to which our investment adviser or its controlling persons or the administrator would otherwise be subject by reason of negligence or misconduct, as determined by a court of competent jurisdiction in a final, non-appealable order, in the performance of the investment adviser and/or its controlling persons’ and/or the administrator’s duties.

Payment of Our Expenses Under the Investment Advisory and Management and Administration Agreements

The services of all investment professionals of our investment adviser and its staff, when and to the extent engaged in providing investment advisory services to us and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by our investment adviser. Under the investment advisory and management agreement, we bear all other costs and expenses of our operations and transactions, including, but not limited to, those relating to:

(a)our “organization and offering expenses” associated with this offering, as provided for in Conduct Rule 2310(a)(12) of the Financial Industrial Regulatory Authority, but excluding any shareholder servicing and/or distribution fees;
(a)calculating our net asset value (including the cost and expenses of any independent valuation firms or pricing services);

(b)expenses incurred by our investment adviser payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments (including the cost of consultants hired to develop information technology systems designed to monitor our investments) and performing due diligence on its prospective portfolio companies;
(c)interest payable on debt, if any, incurred to finance our investments;
(d)offerings of our Common Shares and other securities;
(e)the costs of effecting any repurchases of our Common Shares and other securities, if any;
(f)investment advisory fees, including management fees and incentive fees, payable under the investment advisory and management agreement to our investment adviser;
(g)administration fees, if any, payable under the administration agreement;
(h)fees payable, if any, under any intermediary manager or selected intermediary agreements;
(i)shareholder servicing and/or distribution fees payable under our Distribution and Shareholder Servicing Plan adopted pursuant to Rule 12b-1 under the Investment Company Act;
(j)fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments (including payments to third party vendors for financial information services);
(k)transfer agent, escrow agent and custodial fees and expenses;
(l)federal and state registration fees;
(m)all costs of registration and listing our Common Shares or any other securities on any securities exchange;
(n)federal, state and local taxes;
(o)independent Trustees’ fees and expenses;
(p)costs of preparing and filing reports or other documents required by governmental bodies (including the SEC) and an official or agency administering the securities laws of a state;
(q)costs of any reports, proxy statements or other notices to shareholders, including printing and other related costs;
(r)commissions and other compensation payable to brokers or dealers;
(s)to the extent we are covered by any joint insurance policies, our allocable portion of the fidelity bond, trustees and officers/errors and omissions liability insurance, and any other insurance premiums;
(t)outside legal expenses;
(u)accounting expenses (including fees and disbursements and expenses related to the audit of the Fund and the preparation of the Fund’s tax information);
(v)direct costs and expenses of administration, including printing, mailing, long distance telephone, cellular phone and data service, copying, and staff; and
(w)all other expenses incurred by us or our administrator in connection with administering our business as described in more detail under “—Administration Agreement”.

From time to time, our investment adviser, our administrator or their affiliates may pay third-party providers of goods or services. We will reimburse our investment adviser, our administrator or such affiliates thereof for any such amounts paid on our behalf. From time to time, our investment adviser or our administrator may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by our common shareholders.

Board Approval of the Investment Advisory and Management Agreement

Our Board of Trustees, including our independent Trustees, approved the investment advisory and management agreement at a meeting held on September 9, 2022. In voting to approve the investment advisory and management agreement, our independent Trustees consulted in executive session with their independent legal counsel regarding the approval of such agreement. In reaching a decision to approve the investment advisory and management agreement, the Board of Trustees reviewed a significant amount of information and considered, among other things:

●	the nature, quality and extent of the advisory and other services to be provided to the Fund by our investment adviser;
●	the proposed investment advisory fee rates to be paid by the Fund to our investment adviser under the investment advisory and management agreement as compared to the advisory fees paid by other funds and accounts managed by our investment adviser with similar investment strategies as well as the fees and expenses of comparable BDCs;
●	the long- and short-term investment performance of an exchange-listed BDC advised by our investment adviser and the long- and short-term investment performance of our investment adviser;
●	the allocation methodology of costs of the services to be provided by our investment adviser (including the base management fee, the incentive fee based on income and the incentive fee based on gains (including the applicable hurdle rates and conditions for the deferral of fee payments) and expense ratios) under the investment advisory and management agreement;
●	the potential for, and sharing of, economies of scale in investment management given the directly originated nature of the Fund’s investment portfolio and resources dedicated by our investment adviser thereto;
●	our investment adviser’s pro forma profitability with respect to managing its clients based on financial information provided by our investment adviser;
●	additional benefits to be derived by our investment adviser and its affiliates as a result of our relationship with our investment adviser; and
●	various other matters, including the alignment of interests of our shareholders.

In voting to approve the investment advisory and management agreement, our Board of Trustees, including all of the Trustees who are not “interested persons,” of the Fund, made the following conclusions:

●	Nature, Extent and Quality of Services. Our Board of Trustees considered the nature, extent and quality of the investment selection process to be employed by our investment adviser, including the flow of transaction opportunities resulting from our investment adviser’s investment professionals’ significant capital markets, trading and research expertise, the employment of our investment adviser’s investment philosophy, diligence procedures, credit recommendation process, investment structuring, and ongoing relationships with and monitoring of portfolio companies, in light of the investment objective of the Fund. Our Board of Trustees also considered our investment adviser’s personnel and their prior experience in connection with the types of investments to be made by us, including such personnel’s network of relationships with intermediaries focused on U.S. middle-market companies and other companies in which we may make investments. Our Board of Trustees also considered the benefit and increasing costs of our investment adviser continuing to be able to recruit and retain top talent. In addition, our Board of Trustees considered the other terms and conditions of the investment advisory and management agreement, including that the substantive terms of the investment advisory and management agreement (other than the fees payable thereunder, which our Board of Trustees reviewed separately) are generally the same as those of comparable BDCs described in the available market data and that it would be difficult to obtain similar services of similar quality on a comparable basis from other third party service providers or through an internally managed structure. In addition, our Board of Trustees considered the fact that we have the ability to terminate the investment advisory and management agreement without penalty upon 60 days’ written notice to our investment adviser. Our Board of Trustees further determined that our investment adviser is served by a dedicated origination, transaction development and investment team of investment professionals, and that these investment professionals have historically focused on investments in U.S. middle-market companies and other companies in which we may make investments, which experience and relationships coincide with our investment objective and generally equal or exceed those of the management teams or investment advisers of other comparable BDCs described in the available market data.
●	Investment Performance. It was noted that since the Fund was not operational at the time of the Board of Trustees’ approval, it did not have any investment performance. Our Board of Trustees reviewed the long-term and short-term investment performance of an exchange-listed BDC advised by our investment adviser and the long-term and short-term investment performance of our investment adviser, as well as comparative data based on publicly available information with respect to the long-term and short-term investment performance of other externally managed BDCs and their investment advisers.
●	Costs of the Services Provided to the Fund. Our Board of Trustees considered (i) comparative data based on publicly available information with respect to services to be rendered and the advisory fees (including the base management fee and incentive fees or similar fees (including applicable hurdle rates, other payment conditions and/or fee waivers)) of other BDCs with similar investment objectives, our operating expenses and expense ratios compared to other BDCs of similar size and with similar investment objectives and (ii) the administrative services that our administrator will provide to us at cost.
●	Economies of Scale. Our Board of Trustees considered information about the potential for our shareholders to experience economies of scale as we grow in size.

In view of the wide variety of material factors that our Board of Trustees considered in connection with its evaluation of the investment advisory and management agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. Our Board of Trustees did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of our Board of Trustees. Rather, our Board of Trustees based its approval on the totality of information presented to, and the investigation conducted by, it. In considering the factors discussed above, individual directors may have given different weights to different factors.

Based on the information reviewed and the factors discussed above, our Trustees (including those Trustees who are not “interested persons” of the Fund) concluded that the terms of the investment advisory and management agreement, including the fee rates thereunder, are fair and reasonable in relation to the services to be provided and approved the investment advisory and management agreement as being in the best interests of the Fund and its shareholders.

Conflicts of interest may arise if our investment adviser seeks to change the terms of our investment advisory and management agreement, including, for example, the amount of the base management fee, the incentive fees or other compensation terms. Material amendments to our investment advisory and management agreement must be approved by the affirmative vote of the holders of a majority of our outstanding voting securities and by a majority of our independent Trustees, and we may from time to time decide it is appropriate to seek the requisite approval to change the terms of the agreement.

Prohibited Activities

Our activities are subject to compliance with the Investment Company Act. In addition, our Declaration of Trust prohibits the following activities among us, our investment adviser and its affiliates:

●	We may not purchase or lease assets in which our investment adviser or its affiliates has an interest unless (i) we disclose the terms of the transaction to our common shareholders, the terms are reasonable to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the Investment Company Act or an exemptive order under the Investment Company Act issued to us by the SEC;
●	We may not invest in general partnerships or joint ventures with affiliates and non-affiliates unless certain conditions are met;
●	Our investment adviser and its affiliates may not acquire assets from us unless (i) approved by our common shareholders entitled to cast a majority of the votes entitled to be cast on the matter or (ii) such acquisition is consistent with the Investment Company Act or an exemptive order under the Investment Company Act issued to us by the SEC;
●	We may not lease assets to our investment adviser, any trustee or any affiliates thereof unless we disclose the terms of the transaction to our common shareholders and such terms are fair and reasonable to us;
●	We may not make any loans, credit facilities, credit agreements or otherwise to investment adviser or its affiliates except for the advancement of funds as permitted by our Declaration of Trust or unless otherwise permitted by the Investment Company Act or applicable guidance or exemptive relief of the SEC;
●	We may not acquire assets in exchange for our Common Shares;
●	We may not pay a commission or fee, either directly or indirectly to our investment adviser or its affiliates, except as otherwise permitted by our Declaration of Trust, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;
●	Our investment adviser may not charge duplicate fees to us; and
●	Our investment adviser may not provide financing to us with a term in excess of 12 months.

In addition, in the investment advisory and management agreement, our investment adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state securities laws governing its operations and investments.

License Agreement

Ares Management LLC, the sole member of Ares Capital Management, has granted us a non-exclusive, royalty-free license to use the name “Ares” pursuant to a license agreement. Under this agreement, we will have a right to use the Ares name for so long as Ares Capital Management remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Ares” name.

Compliance with the Omnibus Guidelines Published by NASAA

Rebates, Kickbacks and Reciprocal Arrangements

Our Declaration of Trust prohibits our investment adviser from: (i) receiving or accepting any rebate, give-ups or similar arrangement that is prohibited under applicable federal or state securities laws, (ii) participating in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions or (iii) entering into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws. In addition, our investment adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our Common Shares or give investment advice to a potential shareholder; provided, however, that our investment adviser may pay a registered broker-dealer or other properly licensed agent of normal sales commissions or other compensation (including cash compensation and non-cash compensation (as such terms are defined under FINRA Rule 2310)) for selling or distributing our Common Shares, including out of the investment adviser’s own assets, including those amounts paid to the investment adviser under the investment advisory and management agreement.

Commingling

The investment adviser may not permit our funds to be commingled with the funds of any other entity.

POTENTIAL CONFLICTS OF INTEREST

We have entered into the investment advisory and management agreement and the Expense Support and Conditional Reimbursement Agreement with our investment adviser, a subsidiary of Ares Management, an entity in which certain trustees and officers of the Fund and members of the Investment Committee may have indirect ownership and pecuniary interests. Pursuant to the investment advisory and management agreement, we pay our investment adviser a base management fee and an incentive fee. See “Investment Advisory and Management Agreement and Administration Agreement — Compensation of Our Investment Adviser” for a description of how the fees payable to our investment adviser will be determined. Pursuant to our administration agreement, we reimburse our administrator, at cost, for our allocable portion of overhead and other expenses (including travel expenses) incurred by our administrator in performing its obligations under the administration agreement. See “Investment Advisory and Management Agreement and Administration Agreement — Administration Agreement” for a description of how the expenses reimbursable to our administrator will be determined. The Expense Support and Conditional Reimbursement Agreement is intended to ensure that no portion of our distributions to shareholders will represent a return of capital for tax purposes. See Note 3 to our consolidated financial statements for additional information regarding the Expense Support and Conditional Reimbursement Agreement.

Conflicts may arise in allocating and structuring investments, time, services, expenses or resources among the investment activities of Ares funds, Ares, other Ares-affiliated entities and the employees of Ares. Certain of our executive officers and trustees, and members of the Investment Committee, serve or may serve as officers, directors or principals of other entities and affiliates of our investment adviser and investment funds managed by our investment adviser or its affiliates, including Ares Capital Corporation. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our or our common shareholders’ best interests or may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. Members of the Investment Committee may have significant responsibilities for other Ares funds. Similarly, although the professional staff of our investment adviser will devote as much time to the management of us as appropriate to enable our investment adviser to perform its duties in accordance with the investment advisory and management agreement, the investment professionals of our investment adviser may have conflicts in allocating their time and services among us, on the one hand, and investment vehicles managed by our investment adviser or one or more of its affiliates, on the other hand. These activities could be viewed as creating a conflict of interest insofar as the time and effort of the professional staff of our investment adviser and its officers and employees will not be devoted exclusively to our business but will instead be allocated between our business and the management of these other investment vehicles.

Our investment adviser has adopted an investment allocation policy designed to ensure that all investment opportunities are, to the extent practicable, allocated among its clients on a basis that over a period of time is fair and equitable to each client relative to other clients as well as a co-investment policy designed to ensure fair allocation of co-investment opportunities amongst its clients. Certain Ares vehicles may have investment objectives that compete or overlap with, and may from time to time invest in asset classes similar to those targeted by the Fund, and our executive officers, certain of our trustees and members of the Investment Committee also serve as officers or principals of other investment managers affiliated with Ares Management that currently, and may in the future, manage such Ares vehicles that have investment objectives similar to our investment objective. Consequently, we, on the one hand, and these other entities, on the other hand, may from time to time pursue the same or similar capital and investment opportunities. Ares and our investment adviser endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by investment vehicles managed by investment managers affiliated with Ares (including our investment adviser and its affiliates). In addition, there may be conflicts in the allocation of investments among us and the vehicles managed by investment managers affiliated with Ares (including our investment adviser and its affiliates), including investments made pursuant to the Co-Investment Exemptive Order. Further, such other Ares-managed vehicles may hold positions in portfolio companies in which the Fund has also invested. Such investments may raise potential conflicts of interest between the Fund and such other Ares-managed vehicles, particularly if the Fund and such other Ares-managed vehicles invest in different classes or types of securities or investments of the same underlying portfolio company. In that regard, actions may be taken by such other Ares-managed vehicles that are adverse to the Fund’s interests, including, but not limited to, during a restructuring, bankruptcy or other insolvency proceeding or similar matter occurring at the underlying portfolio company. See “Risk Factors — Risks Relating to Our Business and Structure — There are significant potential conflicts of interest that could impact our investment returns and the value of our assets.”

Co-Investment Opportunities

As a BDC, we are subject to certain regulatory restrictions in negotiating certain investments with entities with which we may be restricted from doing so under the Investment Company Act, such as our investment adviser and its affiliates.

We, our investment adviser and certain of our affiliates have received the Co-Investment Exemptive Order from the SEC that permits us and other BDCs and registered closed-end management investment companies managed by Ares to co-invest in portfolio companies with each other and with affiliated investment vehicles. Co-investments made under the Co-Investment Exemptive Order are subject to compliance with certain conditions and other requirements, which could limit our ability to participate in a co-investment transaction. We may also otherwise co-invest with vehicles managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our investment adviser’s allocation policy. Our Board of Trustees has established a co-investment committee, which is primarily responsible for reviewing and making certain findings in respect of co-investment transactions pursuant to the Co-Investment Exemptive Order.

Intermediary Manager Agreement

We have entered into an Intermediary Manager Agreement with Ares Wealth Management Solutions, LLC, the intermediary manager. Pursuant to the Intermediary Manager Agreement, we will indemnify the intermediary manager, its officers, directors and any person who controls the intermediary manager, in certain circumstances.

The intermediary manager is an affiliate of our investment adviser and will not make an independent review of us or our continuous offering. This relationship may create conflicts in connection with the intermediary manager’s due diligence obligations under the federal securities laws. Although the intermediary manager will examine the information in this prospectus for accuracy and completeness, due to its affiliation with our investment adviser, no independent review of us will be made in connection with the distribution of our Common Shares in this offering.

License Agreement

We have entered into a License Agreement with Ares Management LLC, the sole member of Ares Capital Management, pursuant to which we have been granted a non-exclusive, royalty-free license to use the name “Ares.” Under this agreement, we will have a right to use the Ares name for so long as Ares Capital Management remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Ares” name.

Material Non-Public Information

Members of the Investment Committee and other employees of our investment adviser and its affiliates may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are pursuing an investment opportunity. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law, including, for example, the antifraud provisions of the federal securities laws.

Code of Conduct

As a BDC, we are subject to certain regulatory requirements that restrict our ability to engage in certain related-party transactions. We have adopted procedures for the review, approval and monitoring of transactions that involve us and certain of our related persons. For example, we have a code of conduct that generally prohibits our executive officers or trustees from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Fund. Any waiver to the code of conduct will generally only be permitted to be obtained from the Chief Compliance Officer, the chairperson of the Board of Trustees or the chairperson of the audit committee and will be publicly disclosed as required by applicable law and regulations. In addition, the audit committee is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K).

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table sets forth, as of March 9, 2023, information with respect to the beneficial ownership of our Common Shares by:

●	each person known to us to be expected to beneficially own more than 5% of the outstanding Common Shares;
●	each of our Trustees and each executive officers; and
●	all of our Trustees and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as otherwise noted below, each person named in the following table has sole voting and investment power with respect to all shares of the Fund’s Common Shares that they beneficially own. Each of the record holders of 5% or more of our Common Shares may be deemed not to beneficially own (or may be deemed to have disclaimed beneficial ownership of) some or all of their Common Shares to the extent they do not have voting and/or dispositive power over such Common Shares. There are no Common Shares subject to options that are currently exercisable or exercisable within 60 days of the offering. Percentage of beneficial ownership is based on 9,742,326 of our Common Shares outstanding as of March 9, 2023.

Unless stated otherwise, the address for each individual or entity listed in the table is c/o Ares Strategic Income Fund, 245 Park Avenue, 44th Floor, New York, New York, 10167.

	Shares Beneficially
	Owned
Name and Address	Number		Percentage
Independent Trustees
Sandra R. Anceleitz	—		—
Ann Torre Bates	—		—
Steven B. McKeever	—		—
Eric B. Siegel	—		—
Interested Trustees
R. Kipp deVeer	—		—
Mitchell Goldstein	—		—
Michael L. Smith	—		—
Executive Officers Who Are Not Trustees
Scott C. Lem	—		—
Jim Miller	—		—
Other
All Trustees, Executive Officers and Certain Other Officers as a Group (14 persons)(1)	—	(1)	—
5% Holders
Laurion Private Credit I DAC	1,085,874		11.14%
Partners Capital Phoenix Fund II Ltd – Diversified Income Fund	1,066,932		10.95%
CCLF SPV LLC	1,062,728		10.91%
Fundação Calouste Gulbenkian(2)	630,079		6.47%
CIBC Smart Balanced Income Solution(3)	592,684		6.08%
Imperial International Bond Pool(3)	592,150		6.08%
CIBC Smart Balanced Growth Solution(3)	590,133		6.06%
CIBC Smart Balanced Solution(3)	584,713		6.00%

(1)	Includes shares owned by officers of the Fund that are not “Named Executive Officers,” as defined in Item 402 of Regulation S-K under the Exchange Act.
(2)	The address for Fundação Calouste Gulbenkian is Avenida de Berna, 45-A, 1067-001 Lisboa, Portugal.
(3)	The address for such holders is CIBC Square, 81 Bay Street, 20th Floor, Toronto, Ontario, M5J 0E7.

The following table sets forth the dollar range of equity securities of the Fund and other funds in the Fund Complex beneficially owned by the Trustees as of March 9, 2023.

Dollar Range of
	Equity Securities in	Aggregate Dollar
	Ares Strategic	Range of Equity Securities
Name and Address	Income Fund(1)(2)	in the Fund Complex(1)(2)
Independent Trustees
Sandra R. Anceleitz	None	None.
Ann Torre Bates	None	Over $100,000
Steven B. McKeever	None	Over $100,000
Eric B. Siegel	None	Over $100,000
Interested Trustees
R. Kipp deVeer	None	Over $100,000
Mitchell Goldstein	None	Over $100,000
Michael L. Smith	None	Over $100,000
(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.

DISTRIBUTIONS

We currently intend to pay regular monthly distributions commencing with the first full calendar quarter after we hold the first closing in the offering of Common Shares pursuant to this Registration Statement. However, any distributions we make will be at the sole discretion of our Board of Trustees, who will consider factors such as our earnings, cash flow, capital needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.

Our Board of Trustees’ discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To maintain our treatment as a RIC, we generally are required to make aggregate annual distributions to our common shareholders of at least 90% of our net investment income. See “Description of Our Common Shares” and “Certain U.S. Federal Income Tax Considerations.”

The per share amount of distributions on Class S, Class D and Class I shares generally differ because of different class-specific shareholder servicing and/or distribution fees that are deducted from the gross distributions for each share class. Specifically, distributions on Class S shares will be lower than Class D shares, and Class D shares will be lower than Class I shares because we are required to pay a higher ongoing shareholder servicing and/or distribution fee with respect to the Class S shares (compared to Class D shares and Class I shares) and we are required to pay a higher ongoing shareholder servicing and/or distribution fee with respect to Class D shares (compared to Class I shares, which have no shareholder servicing and/or distribution fee).

There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and we have no limits on the amounts we may fund any distributions from such sources. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any past or future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings, return of capital or proceeds of this offering will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Additionally, funding distributions from the sales of assets, borrowings, return of capital or proceeds of this offering may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your Common Shares. We believe the likelihood that we will pay distributions from sources other than cash flow from operations will be higher in the early stages of the offering, but over time, we intend to fund distributions fully from cash flow from operations.

From time to time, we may also pay special interim distributions in the form of cash or Common Shares at the sole discretion of our Board of Trustees.

We have not established limits on the amount of funds we may use from any available sources to make distributions. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at a specific rate or at all. Our investment adviser and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. See “Investment Advisory and Management Agreement and Administration Agreement.”

Consistent with the Code, shareholders will be notified of the source of our distributions. Our distributions may exceed our earnings and profits, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

For a period of time following commencement of this offering, which time period may be significant, we expect substantial portions of our distributions may be funded indirectly through the reimbursement of certain expenses by our investment adviser and its affiliates, including through the waiver of certain investment advisory fees by our investment adviser, that are subject to conditional reimbursement by us within three years. Any such distributions funded through expense reimbursements or waivers of advisory fees are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or our investment adviser or its affiliates continues to advance such expenses or waive such fees. Our future reimbursement of amounts advanced or waived by our investment adviser and its affiliates will reduce our NAV at the time we make such reimbursement payment and may reduce future distributions to which you would otherwise be entitled. In addition, the initial advancement of expenses or waiver of fees by our investment adviser and its affiliates may prevent a decline in NAV in the short term, and our reimbursement of these amounts may reduce our NAV in the future. Other than as set forth in this prospectus, our investment adviser and its affiliates have no obligation to advance expenses or waive advisory fees.

We intend to elect to be treated, and intend to qualify annually thereafter, as an RIC under the Code. To obtain and maintain our RIC status under the Code, we must timely distribute an amount equal to at least 90% of our investment company taxable income (as defined by the Code, which generally includes net ordinary income and net short term capital gains) to our common shareholders. In addition, we generally will be required to pay an excise tax equal to 4% on certain undistributed taxable income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our ordinary income recognized during a calendar year and (ii) 98.2% of our capital gain net income, as defined by the Code, recognized during a calendar year and (iii) any income recognized, but not distributed, in preceding years. The taxable income on which we pay excise tax is generally distributed to our common shareholders in the next tax year. Depending on the level of taxable income earned in a tax year, we may choose to carry forward such taxable income for distribution in the following year, and pay any applicable excise tax. We maintain an “opt in” distribution reinvestment plan for our common shareholders. As a result, if we declare a cash dividend, shareholders that specifically opt into the distribution reinvestment plan will have their cash dividends automatically reinvested in additional shares of our Common Shares. See “Distribution Reinvestment Plan.”

DESCRIPTION OF OUR COMMON SHARES

The following description is based on relevant portions of Delaware law and on our Declaration of Trust and bylaws. This summary is not necessarily complete, and we refer you to Delaware law, our Declaration of Trust and our bylaws for a more detailed description of the provisions summarized below.

General

The terms of the Declaration of Trust authorize an unlimited number of Common Shares of any class, par value $0.01 per share, of which 9,742,326 shares were outstanding as of March 9, 2023, and an unlimited number of shares of preferred shares, par value $0.01 per share. The Declaration of Trust provides that the Board of Trustees may classify or reclassify any unissued Common Shares into one or more classes or series of Common Shares or preferred shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our Common Shares, and we can offer no assurances that a market for our Common Shares will develop in the future. We do not intend for the shares offered under this prospectus to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our Common Shares. No shares have been authorized for issuance under any equity compensation plans. Under the terms of our Declaration of Trust, shareholders shall be entitled to the same limited liability extended to shareholders of private Delaware for profit corporations formed under the Delaware General Corporation Law, 8 Del. C. § 100, et. seq. Our Declaration of Trust provides that no shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to us by reason of being a shareholder, nor shall any common shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the Fund’s assets or the affairs of the Fund by reason of being a shareholder.

None of our Common Shares are subject to further calls or to assessments, sinking fund provisions, obligations of the Fund or potential liabilities associated with ownership of the security (not including investment risks). In addition, except as may be provided by the Board of Trustees in setting the terms of any class or series of Common Shares, no shareholder shall be entitled to exercise appraisal rights in connection with any transaction.

Outstanding Securities

		Amount Held	Amount
		by Fund	Outstanding
	Amount	for its	as of
Title of Class	Authorized	Account	March 9, 2023
Class S	Unlimited	0	0
Class D	Unlimited	0	0
Class I	Unlimited	0	9,742,326

Common Shares

Under the terms of our Declaration of Trust, all Common Shares have equal rights as to voting and at the time of issuance, are duly authorized, validly issued, fully paid and nonassessable. Dividends and distributions may be paid to the holders of our Common Shares if, as and when authorized by our Board of Trustees and declared by us out of funds legally available therefore. Except as may be provided by our Board of Trustees in setting the terms of classified or reclassified shares, our Common Shares have no preemptive, exchange, conversion, appraisal or redemption rights and will be freely transferable, except where their transfer is restricted by federal or state securities laws or by contract and except that, in order to avoid the possibility that our assets could be treated as “plan assets,” we may require any person proposing to acquire Common Shares to furnish such information as may be necessary to determine whether such person is a benefit plan investor or a controlling person, restrict or prohibit transfers of shares of such shares or redeem any outstanding shares for such price and on such other terms and conditions as may be determined by or at the direction of the Board of Trustees. In the event of our liquidation, dissolution or winding up, each share of our Common Shares would be entitled to share pro rata in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred shares, if any preferred shares are outstanding at such time. Subject to the rights of holders of any other class or series of shares, each share of our Common Shares is entitled to one vote on all matters submitted to a vote of shareholders, including the election of Trustees. Except as may be provided by the Board of Trustees in setting the terms of classified or reclassified shares, and subject to the express terms of any class or series of preferred shares, the holders of our Common Shares possess exclusive voting power. There is no cumulative voting in the election of Trustees. Subject to the special rights of the holders of any class or series of preferred shares to elect Trustees, each Trustee will be elected by a plurality of the votes cast with respect to such Trustee’s election except in the case of a “contested election” (as defined in our bylaws), in which case Trustees will be elected by a majority of the votes cast in the contested election of Trustees. Pursuant to our Declaration of Trust, our Board of Trustees may amend the bylaws to alter the vote required to elect trustees.

Class S Shares

No upfront selling commissions are paid for sales of any Class S shares, however, if you purchase Class S shares from certain selling agents, they may directly charge you transaction or other fees in such amount as they may determine, provided that selling agents limit such charges to a 3.5% cap on NAV for Class S shares.

We pay the intermediary manager selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class S shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class S shares, including any Class S shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The intermediary manager reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class D Shares

No upfront selling commissions are paid for sales of any Class D shares, however, if you purchase Class D shares from certain selling agents, they may directly charge you transaction or other fees in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares.

We pay the intermediary manager selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class D shares equal to 0.25% per annum of the aggregate NAV of our outstanding Class D shares, including any Class D shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The intermediary manager reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/brokerage platforms at participating broker-dealers, (4) through investment advisers registered under the Investment Advisers Act of 1940 or applicable state law that are also registered with or as a broker-dealer, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) other categories of investors that we name in an amendment or supplement to this prospectus.

Class I Shares

No upfront selling commissions or shareholder servicing and/or distribution fee is paid for sales of any Class I shares.

Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) by institutional accounts as defined by FINRA Rule 4512(c), (3) through bank-sponsored collective trusts and bank-sponsored common trusts, (4) by retirement plans (including a trustee or custodian under any deferred compensation or pension or profit sharing plan or payroll deduction IRA established for the benefit of the employees of any company), foundations or endowments, (5) through certain financial intermediaries that are not otherwise registered with or as a broker-dealer and that direct clients to trade with a broker-dealer that offers Class I Shares, (6) through investment advisers registered under the Investment Advisers Act of 1940 or applicable state law that are also registered with or as a broker-dealer, whose broker-dealer does not receive any compensation from the Fund or from the intermediary manager, (7) by the Fund’s officers and Trustees and their immediate family members, as well as officers and employees of Ares and their immediate family members, (8) by participating broker-dealers and their affiliates, including their officers, directors, employees and registered representatives, as well as the immediate family members of such persons, as defined by FINRA Rule 5130, (9) through bank trust departments or any other organization or person authorized to act as a fiduciary for its clients or customers, and (10) by any other categories of purchasers that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares.

Other Terms of Common Shares

We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including selling commissions, the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, as required by exemptive relief for which we have applied to allow us to offer multiple classes of shares, at the end of the month in which the intermediary manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to shares held in a common shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the intermediary manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on either (i) each such share that would exceed such limit or (ii) all Class S shares and Class D shares in such common shareholder’s account. We may modify this requirement if permitted by applicable exemptive relief. At the end of such month, the applicable Class S shares or Class D shares in such common shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares. In addition, immediately before any liquidation, dissolution or winding up, each Class S share and Class D share will automatically convert into a number of Class I shares (including any fractional shares) with an equivalent NAV as such share.

Preferred Shares

This offering does not include an offering of preferred shares. However, under the terms of the Declaration of Trust, our Board of Trustees may authorize us to issue preferred shares in one or more classes or series without shareholder approval, to the extent permitted by the Investment Company Act. The Board of Trustees has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred shares. We do not currently anticipate issuing preferred shares in the near future. In the event we issue preferred shares, we will make any required disclosure to shareholders. We will not offer preferred shares to our investment adviser or our affiliates except on the same terms as offered to all other shareholders.

Preferred shares could be issued with terms that would adversely affect the shareholders, provided that we may not issue any preferred shares that would limit or subordinate the voting rights of holders of our Common Shares. Preferred shares could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred shares will be required to comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common shares and before any purchase of common shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred shares, if any are issued, must be entitled as a class voting separately to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two full years or more. Certain matters under the Investment Company Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred shares (as determined in accordance with the Investment Company Act) voting together as a separate class. For example, the vote of such holders of preferred shares would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

The issuance of any preferred shares must be approved by a majority of our independent Trustees not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Our

Declaration of Trust provides that our Trustees will not be liable to us or our common shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. Our Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the Investment Company Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Pursuant to our Declaration of Trust and subject to certain exceptions described therein, we will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Trustee or officer of the Fund and who is made or threatened to be made a party to the proceeding by reason of their service in that capacity or (ii) any individual who, while a Trustee or officer of the Fund and at the request of the Fund, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of their service in that capacity (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, we will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

We will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Indemnitee determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Fund, (ii) the Indemnitee was acting on behalf of or performing services for the Fund, (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a Trustee (other than an independent Trustee), officer, employee, controlling person or agent of the Fund or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an independent Trustee, and (iv) such indemnification or agreement to hold harmless is recoverable only out of assets of the Fund and not from the shareholders.

In addition, the Declaration of Trust permits the Fund to advance reasonable expenses to an Indemnitee, and we will do so in advance of final disposition of a proceeding (a) if the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund, (b) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of the Fund acting in their capacity as such, a court of competent jurisdiction approves such advancement and (c) upon the Fund’s receipt of (i) a written affirmation by the trustee or officer of their good faith belief that they have met the standard of conduct necessary for indemnification by the Fund and (ii) a written undertaking by them or on their behalf to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, if it is ultimately determined that the standard of conduct was not met.

In addition to the indemnification provided for in our Declaration of Trust, we have entered into indemnification agreements with each of our current Trustees and certain of our officers and with members of the Investment Committee and we intend to enter into indemnification agreements with each of our future Trustees, members of our Investment Committee and certain of our officers. The indemnification agreements attempt to provide these Trustees, officers and other persons the maximum indemnification permitted under Delaware law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities that such person may incur by reason of their status as a present or former Trustee or officer or member of the Investment Committee in any action or proceeding arising out of the performance of such person’s services as a present or former Trustee or officer or member of the Investment Committee.

Delaware Law and Certain Declaration of Trust Provisions

Organization and Duration

We were formed in Delaware on March 15, 2022, and will remain in existence until dissolved in accordance with our Declaration of Trust or pursuant to Delaware law.

Purpose

Under the Declaration of Trust, we are permitted to engage in any business activity that lawfully may be conducted by a statutory trust organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon us pursuant to the agreements relating to such business activity.

Our Declaration of Trust contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. Our Board of Trustees may, without shareholder action, authorize the issuance of shares in one or more classes or series, including preferred shares; our Board of Trustees may, without shareholder action, amend our Declaration of Trust to increase the number of our Common Shares, of any class or series, that we will have authority to issue; and our Declaration of Trust provides that, while we do not intend to list our Common Shares on any securities exchange, if any class of our Common Shares is listed on a national securities exchange, our Board of Trustees will be divided into three classes of Trustees serving staggered terms of three years each. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Trustees. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Sales and Leases to the Fund

Our Declaration of Trust provides that, unless otherwise permitted by the Investment Company Act or applicable guidance or exemptive relief of the SEC, except as otherwise permitted under the Investment Company Act, we may not purchase or lease assets in which our investment adviser or any of its affiliates have an interest unless all of the following conditions are met: (a) the transaction is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the assets are sold or leased upon terms that are reasonable to us and at a price not to exceed the lesser of cost or fair market value as determined by an independent expert. However, our investment adviser may purchase assets in its own name (and assume loans in connection) and temporarily hold title, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for us, or the completion of construction of the assets, so long as all of the following conditions are met: (i) the assets are purchased by us at a price no greater than the cost of the assets to our investment adviser; (ii) all income generated by, and the expenses associated with, the assets so acquired will be treated as belonging to us; and (iii) there are no other benefits arising out of such transaction to our investment adviser apart from compensation otherwise permitted by the Omnibus Guidelines.

Sales and Leases to our Investment Adviser, Trustees or Affiliates

Our Declaration of Trust provides that, unless otherwise permitted by the Investment Company Act or applicable guidance or exemptive relief of the SEC, we may not sell assets to our investment adviser or any of its affiliates unless such sale is approved by the holders of a majority of our outstanding Common Shares. Our Declaration of Trust also provides that we may not lease assets to our investment adviser, any trustee or any affiliate thereof unless all of the following conditions are met: (a) the transaction is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the terms of the transaction are fair and reasonable to us.

Loans

Our Declaration of Trust provides that, unless otherwise permitted by the Investment Company Act or applicable guidance or exemptive relief of the SEC, except for the advancement of indemnification funds, no loans, credit facilities, credit agreements or otherwise may be made by us to our investment adviser or any of its affiliates.

Commissions on Financing, Refinancing or Reinvestment

Our Declaration of Trust provides that, unless otherwise permitted by the Investment Company Act or applicable guidance or exemptive relief of the SEC, we generally may not pay, directly or indirectly, a commission or fee to our investment adviser or any of its affiliates in connection with the reinvestment of cash available for distribution, available reserves, or the proceeds of the resale, exchange or refinancing of assets.

Lending Practices

Our Declaration of Trust provides that, with respect to financing made available to us by our investment adviser, our investment adviser may not receive interest in excess of the lesser of our investment adviser’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. Our investment adviser may not impose a prepayment charge or penalty in connection with such financing and our investment adviser may not receive points or other financing charges. In addition, our investment adviser is prohibited from providing financing to us with a term in excess of 12 months.

Number of Trustees; Vacancies; Removal

Our Declaration of Trust provides that the number of Trustees will be set by our Board of Trustees in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Trustees may at any time increase or decrease the number of Trustees. Our Declaration of Trust provides that the number of Trustees generally may not be less than one. Except as otherwise required by applicable requirements of the Investment Company Act and as may be provided by our Board of Trustees in setting the terms of any class or series of preferred shares, pursuant to an election under our Declaration of Trust, any and all vacancies on our Board of Trustees may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, and any Trustee elected to fill a vacancy will serve for the remainder of the full term of the Trustee for whom the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the Investment Company Act. Independent Trustees will nominate replacements for any vacancies among the independent Trustees’ positions.

Our Declaration of Trust provides that a Trustee may be removed (i) for cause by a majority of the remaining Trustees (or in the case of the removal of a Trustee that is not an interested person, a majority of the remaining Trustees that are not interested persons); or (ii) with or without cause upon a vote by the holders of more than 50% of the outstanding shares entitled to vote.

We have a total of seven members of our Board of Trustees, four of whom are independent Trustees. Our Declaration of Trust provides that a majority of our Board of Trustees must be independent Trustees except for a period of up to 60 days after the death, removal or resignation of an independent Trustee pending the election of their successor. Each Trustee will hold office until their successor is duly elected and qualified. While we do not intend to list our Common Shares on any securities exchange, if any class of our Common Shares is listed on a national securities exchange, our Board of Trustees will be divided into three classes of Trustees serving staggered terms of three years each.

Action by Shareholders

Our bylaws provide that shareholders will only have voting rights as required by the Investment Company Act or as otherwise provided for in the Declaration of Trust. Under our bylaws, the Fund is not required to hold annual meetings in any year in which the election of the trustees is not required to be held under the Investment Company Act. Special meetings may be called by a majority of the independent Trustees and our chief executive officer, and will be limited to the purposes for any such special meeting set forth in the notice thereof. These provisions will have the effect of significantly reducing the ability of shareholders being able to have proposals considered at a meeting of shareholders.

With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Trustees at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Trustees or (3) provided that the Board of Trustees has determined that Trustees will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Declaration of Trust.

Our Declaration of Trust also provides that, subject to the provisions of any class or series of shares then outstanding and the mandatory provisions of any applicable laws or regulations or other provisions of the Declaration of Trust, the following actions may be taken by the shareholders, without concurrence by our Board of Trustees or our investment adviser, upon a vote by the holders of more than 50% of the outstanding shares entitled to vote to:

●	modify the Declaration of Trust;
●	remove our investment adviser or appoint a new investment adviser;
●	remove any Trustee with or without cause;
●	dissolve the Fund; or
●	sell all or substantially all of our assets other than in the ordinary course of business.

The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford our Board of Trustees a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Trustees, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our Declaration of Trust does not give our Board of Trustees any power to disapprove shareholder nominations for the election of Trustees or proposals recommending certain action, they may have the effect of precluding a contest for the election of Trustees or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of trustees or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our common shareholders.

Our investment adviser may not, without the approval of a vote by the holders of more than 50% of the outstanding shares entitled to vote on such matters:

●	amend the investment advisory and management agreement except for amendments that would not adversely affect the rights of our common shareholders;
●	except as otherwise permitted under our investment advisory and management agreement, voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our common shareholders;
●	appoint a new investment adviser (other than a sub-adviser pursuant to the terms of our investment advisory and management agreement and applicable law);
●	sell all or substantially all of our assets other than in the ordinary course of business; or
●	cause the merger or similar reorganization of the Fund.

Amendment of the Declaration of Trust and Bylaws

Except for certain provisions of our Declaration of Trust relating to shareholder voting and the removal of trustees and amendments, which adversely affect the rights of shareholders, our Declaration of Trust provides that our Board of Trustees may amend our Declaration of Trust without any vote of our common shareholders. Our Declaration of Trust provides that our Board of Trustees has the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

Actions by the Board Related to Merger, Conversion, Reorganization or Dissolution

The Board of Trustees may, without the approval of holders of our outstanding shares, approve a merger, conversion, consolidation or other reorganization of the Fund, provided that the resulting entity is a business development company under the Investment Company Act. The Fund will not permit our investment adviser to cause any other form of merger or other reorganization of the Fund without the affirmative vote by the holders of more than fifty percent (50%) of the outstanding shares of the Fund entitled to vote on the matter. The Fund may be dissolved at any time, without the approval of holders of our outstanding shares, upon affirmative vote by a majority of the Trustees.

Unless otherwise expressly provided in our Declaration of Trust, in the event of any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of all classes of Common Shares shall be entitled, after payment or provision for payment of the debts and other liabilities of the Fund (as such liability may affect one or more of the classes of Common Shares), to share ratably in the remaining net assets of the Fund.

Derivative Actions

No person, other than a Trustee, who is not a shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Fund. No shareholder may maintain a derivative action on behalf of the Fund unless holders of at least ten percent (10%) of the outstanding shares join in the bringing of such action. The immediately preceding sentence does not apply to claims arising under federal or state securities laws.

In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Statute, a shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: (i) the shareholder or shareholders must make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such an action is not likely to succeed; and a demand on the Board of Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Board of Trustees who are not “independent Trustees” (as that term is defined in the Delaware Statutory Trust Statute); and (ii) unless a demand is not required under clause (i) above, the Board of Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the Board of Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and, except for claims arising under federal or state securities laws, may require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisors in the event that the Board of Trustees determine not to bring such action. Clause (i), above, does not apply to claims arising under federal or state securities laws. For purposes of this paragraph, the Board of Trustees may designate a committee of one or more Trustees to consider a shareholder demand.

Direct Actions

To the fullest extent permitted by Delaware law, the shareholders’ right to bring direct actions against the Fund and/or its Trustees is eliminated, except for a direct action to enforce an individual shareholder right to vote or a direct action to enforce an individual shareholder’s rights under Sections 3805(e) or 3819 of the Statutory Trust Act. To the extent such right cannot be eliminated to this extent as a matter of Delaware law, then in addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Statute, a shareholder may only bring a direct action against the Fund or its Trustees if the following conditions are met: (i) the shareholder or shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent Trustees” (as that term is defined in the Delaware Statutory Trust Statute); and (ii) unless a demand is not required under clause (i) of this paragraph, the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and, except for claims arising under federal or state securities laws, may require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisors in the event that the Trustees determine not to bring such action. Clause (b)(i) of this paragraph shall not apply to claims arising under federal or state securities laws.

Exclusive Delaware Jurisdiction

Each Trustee, each officer, each shareholder and each other person legally or beneficially owning a share or an interest in a share of the Fund (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Statute, (i) irrevocably agrees that any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Fund, the Delaware Statutory Trust Statute, the Declaration of Trust, or the bylaws or asserting a claim governed by the internal affairs (or similar) doctrine (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of the Declaration of Trust or bylaws, (B) the duties (including fiduciary duties), obligations or liabilities of the Fund to the shareholders or the Board of Trustees, or of officers or the Board of Trustees to the Fund, to the shareholders or each other, (C) the rights or powers of, or restrictions on, the Fund, the officers, the Board of Trustees or the shareholders, (D) any provision of the Delaware Statutory Trust Statute or other laws of the State of Delaware pertaining to trusts made applicable to the Fund pursuant to Section 3809 of the Delaware Statutory Trust Statute, (E) any other instrument, document, agreement or certificate contemplated by any provision of the Delaware Statutory Trust Statute, the Declaration of Trust or the bylaws relating in any way to the Fund or (F) the federal securities laws of the United States, including, without limitation, the Investment Company Act, or the securities or antifraud laws of any international, national, state, provincial, territorial, local or other governmental or regulatory authority, including, in each case, the applicable rules and regulations promulgated thereunder (regardless, in each case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds or (z) are derivative or direct claims)), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum or (C) the venue of such claim, suit, action or proceeding is improper, (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (iv) hereof shall affect or limit any right to serve process in any other manner permitted by law and (v) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding. The limitations set forth in this paragraph do not apply to claims arising under federal or state securities laws.

Restrictions on Roll-Up Transactions

In connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of our properties from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with us and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us, who is qualified to perform such work. In connection with a roll-up transaction, our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of our assets over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our common shareholders. We will include a summary of the appraisal, indicating all material assumptions underlying the appraisal, in a report to the shareholders in connection with the proposed roll-up transaction. If the appraisal or a fairness opinion with respect to the appraisal will be included in a prospectus used to offer the securities of the roll-up entity, the appraisal and such fairness opinion will be filed with the SEC and the states as an exhibit to the registration statement for the offering.

In connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to the shareholders who vote against the proposal a choice of:

●	accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or one of the following:
●	remaining as shareholders and preserving their interests in us on the same terms and conditions as existed previously; or
●	receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.

We are prohibited from participating in any proposed roll-up transaction:

●	which would result in shareholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in our Declaration of Trust, including rights with respect to the election and removal of directors, annual and special meetings, amendments to our Declaration of Trust and our dissolution;
●	which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Common Shares by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor;
●	in which shareholders’ rights to access to records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in our Declaration of Trust; or
●	in which we would bear any of the costs of the roll-up transaction if the shareholders reject the roll-up transaction; or unless the organizational documents of the entity that would survive the roll-up transaction provide that neither its adviser nor its dealer-manager may vote or consent on matters submitted to its shareholders regarding the removal of its adviser or any transaction between it and its adviser or any of its affiliates.

Access to Records

Any common shareholder is and will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and telephone numbers of our common shareholders, along with the number of Common Shares held by each of them, is maintained as part of our books and records and will be available for inspection by any common shareholder or the shareholder’s designated agent at our office. The shareholder list is updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any common shareholder who requests the list within ten days of the request. A shareholder may request a copy of the shareholder list for any proper and legitimate purpose, including, without limitation, in connection with matters relating to voting rights and the exercise of shareholder rights under federal proxy laws. A shareholder requesting a list will be required to pay reasonable costs of postage and duplication.

A shareholder may also request access to any other corporate records. If a proper request for the shareholder list or any other corporate records is not honored, then the requesting shareholder will be entitled to recover certain costs incurred in compelling the production of the list or other requested corporate records as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a shareholder will not have the right to, and we may require a requesting shareholder to represent that it will not, secure the shareholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting shareholder’s interest in our affairs. We may also require that such shareholder sign a confidentiality agreement in connection with the request.

Reports to Shareholders

Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all shareholders of record. In addition, we will distribute our annual report on Form 10-K to all shareholders within 120 days after the end of each calendar year, which must contain, among other things, a breakdown of the expenses reimbursed by us to our investment adviser. These reports will also be available on our website at https://areswmsresources.com/investment-solutions/asif/ and on the SEC’s website at www.sec.gov. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Conflict with the Investment Company Act

Our Declaration of Trust provide that, if and to the extent that any provision of Delaware law, or any provision of our Declaration of Trust conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

DETERMINATION OF NET ASSET VALUE

The NAV per share for each class of our outstanding shares of Common Shares is determined monthly by dividing the value of the total assets attributable to the class minus the liabilities attributable to the class by the total number of Common Shares outstanding of the class at the date as of which the determination is made. In calculating the value of our total assets, we take the following approach.

Investments

We value our investments in accordance with Section 2(a)(41) of the Investment Company Act and Rule 2a-5 thereunder, which sets forth requirements for determining fair value in good faith. Pursuant to Rule 2a-5 of the Investment Company Act, our Board of Trustees has designated our investment adviser as its “valuation designee” to perform fair value determinations for investments held by us without readily available market quotations. Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, the Fund looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity investments that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser, subject to the Board’s oversight, based on, among other things, the input of the Fund’s independent third-party valuation firms that have been engaged to support the valuation of such portfolio investments at least once during a trailing 12-month period (with certain de minimis exceptions) and under a valuation policy and a consistently applied valuation process.

Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, the Fund’s investment adviser, as the valuation designee, looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of the Fund’s investments) are valued at fair value as determined in good faith by our investment adviser, as the valuation designee, subject to the oversight of the Board of Trustees, based on, among other things, the input of the Fund’s independent third-party valuation firms that have been engaged to support the valuation of such portfolio investments at least once during a trailing 12-month period (with certain de minimis exceptions) and under the valuation policy and a consistently applied valuation process. In addition, the Fund’s independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, the Fund’s investment valuation process within the context of performing integrated audit.

Because there is not a readily available market value for most of the investments in its portfolio, substantially all of the our portfolio investments are valued at fair value as determined in good faith by our investment adviser, as the valuation designee, as described herein. As part of the valuation process for investments that do not have readily available market prices, the investment adviser may take into account the following types of factors, if relevant, in determining the fair value of the Fund’s investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the investment adviser considers the pricing indicated by the external event to corroborate its valuation.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, the Fund could realize significantly less than the value at which the Fund has recorded it. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned. All investments are recorded at their fair value.

When the investment adviser determines the Fund's NAV as of the last day of a month that is not also the last day of a calendar quarter, the investment adviser intends to update the value of securities with reliable market quotations to the most recent market quotation. For securities without reliable market quotations, the investment adviser will generally value such assets at the most recent quarterly valuation unless the investment adviser determines that a significant observable change has occurred since the most recent quarter end with respect to the investment (which determination may be as a result of a material event at a portfolio company, material change in market spreads, secondary market transaction in the securities of an investment or otherwise). If the investment adviser determines such a change has occurred with respect to one or more investments, the investment adviser will determine whether to update the value for each relevant investment.

Fair Value of Financial Instruments

Investments held by the Fund are valued in accordance with Section (2)(a)(41) of the Investment Company Act and Rule 2a-5 thereunder, and the provisions of ASC 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Fund’s investment adviser, as valuation designee, employs its valuation policy and procedures that are consistent with the provisions of Rule 2a-5 and ASC 820-10. The Fund’s investment adviser will evaluate the source of inputs, including any markets in which the Fund’s investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. Where there may not be a readily available market value for the investments in the Fund’s portfolio, the fair value of the investments may be determined using unobservable inputs.

The assets and liabilities classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Fund’s investment adviser will obtain prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Fund’s investment adviser is responsible for all inputs and assumptions related to the pricing of securities. The Fund’s investment adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Fund’s investment adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Fund’s investment adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Fund’s investment adviser and will be classified as Level 3. In such instances, the Fund’s investment adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

The investments classified as Level 3 (other than as described below in the following paragraph) are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value (“EV”) of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Fund’s investment adviser may also employ other valuation multiples to determine EV, such as revenues. The Fund’s investment adviser may also use industry specific valuation analyses to determine enterprise value, such as capitalization rate analysis used in the real estate industry. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate enterprise value. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the Fund does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Fund’s investment adviser considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Fund are substantially illiquid with no active transaction market, the Fund’s investment adviser depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt investments and broadly syndicated loans, as inputs in determining the appropriate market yield, as applicable.

The fair value of CLOs is estimated based on various valuation models from third-party pricing services. The provided prices are checked using internally developed models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Private asset-backed securities classified as Level 3 are typically valued using two different valuation techniques. The first valuation technique is an analysis of the forecasted cash flows of the security. The forecasted cash flows take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, and the characteristics and condition of the underlying collateral. For equity securities, the projected cash flows are present valued using a market discount rate to determine the fair value. For debt securities, the analysis is used to determine if the borrower has the ability to repay its obligations. If it is determined that the borrower does have the ability to repay its obligations, the second valuation technique that is utilized is a yield analysis. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Fund’s investment adviser considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the borrower and the specific investment. As the debt investments are substantially illiquid with no active transaction market, the Fund depends on primary market data, including newly funded transactions, as inputs in determining the appropriate market yield, as applicable.

PLAN OF DISTRIBUTION

General

We are offering a maximum of $7,500,000,000 in Common Shares pursuant to this prospectus on a “best efforts” basis through Ares Wealth Management Solutions, LLC, our intermediary manager and a registered broker affiliated with our investment adviser. Because this is a “best efforts” offering, the intermediary manager must only use its best efforts to sell the shares, which means that no underwriter, broker or other person will be obligated to purchase any shares. The intermediary manager is headquartered at 518 17th Street, 12th Floor, Denver, CO 80202.

The shares are being offered on a “best efforts” basis, which means generally that the intermediary manager is required to use only its best efforts to sell the shares and it has no firm commitment or obligation to purchase any of the shares. The Fund intends that the Common Shares offered pursuant to this prospectus will not be listed on any national securities exchange, and neither the intermediary manager nor the participating brokers intend to act as market-makers with respect to our Common Shares. Because no public market exists nor is expected for the shares, shareholders will likely have limited ability to sell their shares until, if and when there is a liquidity event for the Fund.

We have submitted an application to the SEC for an exemptive order to permit us to offer multiple classes of our Common Shares. Until an exemptive order satisfactory to us and the SEC is granted, we will only offer and issue Class I shares and will not offer or issue Class S or Class D shares. There can be no assurance the SEC will grant us such relief that is acceptable to us and the SEC.

Subject to the receipt of exemptive relief from the SEC, we intend to offer to the public three classes of Common Shares: Class S shares, Class D shares and Class I shares. We intend to offer to sell any combination of share classes with a dollar value up to the maximum offering amount. All investors must meet the suitability standards discussed in the section of this prospectus entitled “Suitability Standards.” The share classes have different ongoing shareholder servicing and/or distribution fees.

Class S shares are available through brokerage and transactional-based accounts. Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/brokerage platforms at participating broker-dealers, (4) through investment advisers registered under the Investment Advisers Act of 1940 or applicable state law that are also registered with or as a broker-dealer, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) other categories of investors that we name in an amendment or supplement to this prospectus. Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) by institutional accounts as defined by FINRA Rule 4512(c), (3) through bank-sponsored collective trusts and bank-sponsored common trusts, (4) by retirement plans (including a trustee or custodian under any deferred compensation or pension or profit sharing plan or payroll deduction IRA established for the benefit of the employees of any company), foundations or endowments, (5) through certain financial intermediaries that are not otherwise registered with or as a broker-dealer and that direct clients to trade with a broker-dealer that offers Class I Shares, (6) through investment advisers registered under the Investment Advisers Act of 1940 or applicable state law that are also registered with or as a broker-dealer, whose broker-dealer does not receive any compensation from the Fund or from the intermediary manager, (7) by the Fund’s officers and Trustees and their immediate family members, as well as officers and employees of Ares and their immediate family members, (8) by participating broker-dealers and their affiliates, including their officers, directors, employees and registered representatives, as well as the immediate family members of such persons, as defined by FINRA Rule 5130, (9) through bank trust departments or any other organization or person authorized to act as a fiduciary for its clients or customers, and (10) by any other categories of purchasers that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares. We may also offer Class I shares to certain feeder vehicles primarily created to hold our Class I shares, which in turn offer interests in themselves to investors; we expect to conduct such offerings pursuant to exceptions to registration under the Securities Act and not as a part of this offering. Such feeder vehicles may have additional costs and expenses, which would be disclosed in connection with the offering of their interests. We may also offer Class I shares to other investment vehicles. The minimum initial investment in this offering for Class I shares is $1,000,000, unless waived by the intermediary manager. If you are eligible to purchase all three classes of shares, then in most cases you should purchase Class I shares because participating brokers will not charge brokerage commissions on Class I shares and Class I shares have no shareholder servicing or distribution fee, which will reduce the NAV or distributions of the other share classes. However, Class I shares will not receive shareholder services. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase. Neither the intermediary manager nor its affiliates will directly or indirectly compensate any person engaged as an investment advisor or bank trust department by a potential investor as an inducement for such investment advisor or bank trust department to advise favorably for an investment in us.

The number of shares we have registered pursuant to the registration statement of which this prospectus forms a part is the number that we reasonably expect to be offered and sold within two years from the initial effective date of the registration statement. Under applicable SEC rules, we may extend this offering one additional year if all of the shares we have registered are not yet sold within two years. With the filing of a registration statement for a subsequent offering, we may also be able to extend this offering beyond three years until the follow-on registration statement is declared effective. Pursuant to this prospectus, we are offering to the public all of the shares that we have registered. Although we have registered a fixed dollar amount of our Common Shares, we intend effectively to conduct a continuous offering of an unlimited number of Common Shares over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415. In such a circumstance, the issuer may also choose to enlarge the continuous offering by including on such new registration statement a further amount of securities, in addition to any unsold securities covered by the earlier registration statement.

This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not renewed or otherwise extended annually. We reserve the right to terminate this offering at any time and to extend our offering term to the extent permissible under applicable law.

Purchase Price

Shares will be sold at the then-current NAV per share, as described in “Determination of Net Asset Value.” Each class of shares may have a different NAV per share because shareholder servicing and/or distribution fees differ with respect to each class.

Underwriting Compensation

We entered into an Intermediary Manager Agreement with the intermediary manager, pursuant to which the intermediary manager agreed to, among other things, manage our relationships with third-party brokers engaged by the intermediary manager to participate in the distribution of Common Shares, which we refer to as “participating brokers,” and financial advisors. The intermediary manager also coordinates our marketing and distribution efforts with participating brokers and their registered representatives with respect to communications related to the terms of the offering, our investment strategies, material aspects of our operations and subscription procedures. We will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of our Common Shares.

Upfront Sales Loads

Class S, Class D and Class I Shares. The Fund will not charge investors an upfront sales load with respect to Class S shares, Class D shares or Class I shares. However, if you buy Class S shares or Class D shares through certain selling agents, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 3.5% cap on NAV for Class S shares and a 1.5% cap on NAV for Class D shares. Selling agents will not charge such fees on Class I shares.

Shareholder Servicing and/or Distribution Fees — Class S, Class D and Class I Shares

The following table shows the shareholder servicing and/or distribution fees we pay the intermediary manager with respect to the Class S, Class D and Class I shares on an annualized basis as a percentage of our NAV for such class. The shareholder servicing and/or distribution fees will be paid monthly in arrears, calculated using the NAV of the applicable class as of the beginning of the first calendar day of the month.

Shareholder
Servicing and/or
Distribution Fee as a
% of NAV
Class S shares	0.85%
Class D shares	0.25%
Class I shares	—%

Subject to FINRA and other limitations on underwriting compensation described in “—Limitations on Underwriting Compensation” below, we and, ultimately, certain classes of our common shareholders, will pay a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S shares and a shareholder and a shareholder servicing fee equal to 0.25% per annum of the aggregate NAV for the Class D shares, in each case, payable monthly. No shareholder servicing and/or distribution fee will be paid with respect to the Class I shares.

The shareholder servicing and/or distribution fees will be paid monthly in arrears. The intermediary manager will reallow (pay) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers. Because the shareholder servicing and/or distribution fees with respect to Class S shares and Class D shares are calculated based on the aggregate NAV for all of the outstanding shares of each such class, it reduces the NAV with respect to all shares of each such class, including shares issued under our distribution reinvestment plan.

Eligibility to receive the shareholder servicing and/or distribution fee is conditioned on a broker providing the following ongoing services with respect to the Class S or Class D shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. The shareholder servicing and/or distribution fees are ongoing fees that are not paid at the time of purchase. Because the shareholder servicing and/or distribution fees are paid out of other Fund’s assets on an ongoing basis, over time these fees will increase the cost of a shareholder’s investment and may cost the shareholder more than paying other types of sales charges.

Other Compensation

We or our investment adviser may also pay directly, or reimburse the intermediary manager if the intermediary manager pays on our behalf, any organization and offering expenses (other than any upfront selling commissions and shareholder servicing and/or distribution fees).

Limitations on Underwriting Compensation

We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering including selling commissions, the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering.

In addition, as required by exemptive relief for which we have applied to allow us to offer multiple classes of shares, at the end of the month in which the intermediary manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the intermediary manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on either (i) each such share that would exceed such limit or (ii) all Class S shares and Class D shares in such common shareholder’s account. We may modify this requirement if permitted by applicable exemptive relief. At the end of such month, the applicable Class S shares or Class D shares in such common shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares.

This offering is being made in compliance with FINRA Rule 2310. Under the rules of FINRA, all items of underwriting compensation, including any upfront selling commissions, intermediary manager fees, reimbursement fees for bona fide due diligence expenses, training and education expenses, non-transaction based compensation paid to registered persons associated with the intermediary manager in connection with the wholesaling of our offering and all other forms of underwriting compensation, will not exceed 10% of the gross offering proceeds (excluding shares purchased through our distribution reinvestment plan).

Term of the Intermediary Manager Agreement

Either party may terminate the Intermediary Manager Agreement upon 60 days’ written notice to the other party or immediately upon notice to the other party in the event such other party failed to comply with a material provision of the Intermediary Manager Agreement. Our obligations under the Intermediary Manager Agreement to pay the shareholder servicing and/or distribution fees with respect to the Class S and Class D shares distributed in this offering as described therein shall survive termination of the agreement until such shares are no longer outstanding (including such shares that have been converted into Class I shares, as described above).

Indemnification of Participating Brokers and the Intermediary Manager

To the extent permitted by Delaware law, Sections 17(h) and 17(i) of the Investment Company Act and Article VII of our Declaration of Trust, we will indemnify the participating brokers and the intermediary manager against some civil liabilities. Pursuant to the Intermediary Manager Agreement, the Fund will indemnify participating brokers and the intermediary manager against certain liabilities under the Securities Act and liabilities arising from an untrue statement of material fact contained in, or omission to state a material fact in, this prospectus or the registration statement of which this prospectus is a part, blue sky applications or approved sales literature. Participating brokers and the intermediary manager will not be indemnified for any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties, or by reason of their reckless disregard of their obligations and duties under the Intermediary Manager Agreement.

Supplemental Sales Material

In addition to this prospectus, we will use sales material in connection with the offering of shares, although only when accompanied by or preceded by the delivery of this prospectus. Some or all of the sales material may not be available in certain jurisdictions. This sales material may include information relating to this offering, the past performance of our investment adviser and its affiliates, property brochures and articles and publications concerning real estate. In addition, the sales material may contain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

We are offering shares only by means of this prospectus. Although the information contained in the sales material will not conflict with any of the information contained in this prospectus, the sales material does not purport to be complete and should not be considered as a part of this prospectus or the registration statement of which this prospectus is a part, or as incorporated by reference in this prospectus or the registration statement, or as forming the basis of the offering of the Common Shares.

Share Distribution Channels and Special Discounts

We expect our intermediary manager to use multiple distribution channels to sell our Common Shares. These channels may charge different brokerage fees for purchases of our Common Shares. Our intermediary manager is expected to engage participating brokers in connection with the sale of the shares of this offering in accordance with participating broker agreements.

Notice to Prospective Investors in the Cayman Islands

This is not an offer to the public in the Cayman Islands to subscribe for interests, and applications originating from the Cayman Islands will only be accepted from Cayman Islands exempted companies, trusts registered as exempted in the Cayman Islands, Cayman Islands exempted limited partnerships, or companies incorporated in other jurisdictions and registered as foreign corporations in the Cayman Islands or limited partnerships formed in other jurisdictions and registered as foreign limited partnerships in the Cayman Islands.

HOW TO SUBSCRIBE

You may buy or request that we repurchase Common Shares through your financial advisor, a participating broker or other financial intermediary that has a selling agreement with the intermediary manager. Because an investment in our Common Shares involves many considerations, your financial advisor or other financial intermediary may help you with this decision. Due to the illiquid nature of investments in originated loans, our Common Shares are only suitable as a long-term investment. Because there is no public market for our Common Shares, shareholders may have difficulty selling their shares if we choose to repurchase only some, or even none, of the shares in a particular quarter, or if our Board of Trustees modifies, suspends or terminates share repurchase program.

Investors who meet the suitability standards described herein may purchase Common Shares. See “Suitability Standards” in this prospectus. Investors seeking to purchase Common Shares must proceed as follows:

●	Read this entire prospectus and any appendices and supplements accompanying this prospectus.
●	Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A. Subscription agreements may be executed manually or by electronic signature except where the use of such electronic signature has not been approved by the intermediary manager. Should you execute the subscription agreement electronically, your electronic signature, whether digital or encrypted, included in the subscription agreement is intended to authenticate the subscription agreement and to have the same force and effect as a manual signature.
●	Deliver a check, submit a wire transfer, instruct your broker to make payment from your brokerage account or otherwise deliver funds for the full purchase price of the Common Shares being subscribed for along with the completed subscription agreement to the participating broker. Checks should be made payable, or wire transfers directed, to “Ares Strategic Income Fund.” Such participating broker shall promptly transmit such funds directly to the account at UMB Bank, N.A. established for the Fund. For Class S and Class D shares, after you have satisfied the applicable minimum purchase requirement of $2,500, additional purchases must be in increments of $500. For Class I shares, after you have satisfied the applicable minimum purchase requirement of $1,000,000, additional purchases must be in increments of $500, unless such minimums are waived by the intermediary manager. The minimum subsequent investment does not apply to purchases made under our distribution reinvestment plan.
●	By executing the subscription agreement and paying the total purchase price for the Common Shares subscribed for, each investor attests that they meet the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms. Certain participating brokers may require additional documentation.

A sale of the shares to a subscriber may not be completed until at least five business days after the subscriber receives our final prospectus. Subscriptions to purchase our Common Shares may be made on an ongoing basis, but investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first day of the applicable month (based on the NAV per share as determined as of the previous day, being the last calendar day of the applicable month designated by our Board of Trustees), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order, including satisfying any additional requirements imposed by the subscriber’s broker, and payment of the full purchase price of our Common Shares being subscribed at least five business days prior to the first day of the month (unless waived by the intermediary manager). Prior to our receipt and acceptance of the subscription orders effective as of the first day of the applicable month, proceeds from sales of our Common Shares will be placed in a non-interest-bearing account at UMB Bank, N.A., under the control of our transfer agent, DST Asset Manager Solutions, Inc., until we accept or reject such subscription order. In accordance with Rule 15c2-4 under the Exchange Act, when we determine to accept or reject such subscription, such proceeds will be transmitted to us or returned to the investor promptly, as applicable. Upon our acceptance of a shareholder’s subscription, such proceeds will be transferred by our transfer agent into an account maintained by our custodian, U.S. Bank Trust Company, National Association. If a purchase order is received less than five business days prior to the first day of the month, unless waived by the intermediary manager, the purchase order will be held in a non-interest-bearing account and executed in the next month’s closing at the transaction price applicable to that month.

For example, if you wish to subscribe for Common Shares in October, your subscription request must be received in good order at least five business days before November 1. Notice of each share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than seven business days after the Fund’s NAV as of October 31 is determined and credited to the shareholder’s account, together with information relevant for personal and tax records. While a shareholder will not know our NAV applicable on the effective date of the share purchase, we expect that our NAV applicable to a purchase of shares will be available generally within 20 business days after the effective date of the share purchase; at that time, the number of shares based on that NAV and each shareholder’s purchase will be determined and shares are credited to the shareholder’s account as of the effective date of the share purchase. In this example, if accepted, your subscription would be effective on the first calendar day of November.

If for any reason we reject the subscription, or if the subscription request is canceled before it is accepted or withdrawn as described below, we will return the subscription agreement and DST Asset Manager Solutions, Inc., our transfer agent, will return the related funds, without interest or deduction, promptly after such rejection, cancellation or withdrawal.

Common Shares purchased by a fiduciary or custodial account will be registered in the name of the fiduciary account and not in the name of the beneficiary. If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees we have incurred.

You have the option of placing a transfer on death (TOD), designation on your Common Shares purchased in this offering. A TOD designation transfers the ownership of the shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right to survivorship of the shares. If you would like to place a TOD designation on your Common Shares, you must check the TOD box on the subscription agreement and you must complete and return a TOD form, which you may obtain from your financial advisor, in order to effect the designation.

Purchase Price

Shares will be sold at the then-current NAV per share, as described in “Determination of Net Asset Value.” Each class of shares may have a different NAV per share because shareholder servicing and/or distribution fees differ with respect to each class.

If you participate in our distribution reinvestment plan, the cash distributions attributable to the class of shares that you purchase in our primary offering will be automatically invested in additional shares of the same class. The purchase price for shares issued under our distribution reinvestment plan will be equal to the most recent available NAV per share for such shares at the time the distribution is payable.

We will generally adhere to the following procedures relating to purchases of Common Shares in this continuous offering:

●	On each business day, our transfer agent will collect purchase orders. Notwithstanding the submission of an initial purchase order, we can reject purchase orders for any reason, even if a prospective investor meets the minimum suitability requirements outlined in our prospectus. Investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first day of the applicable month (based on the NAV per share as determined as of the previous day, being the last calendar day of the applicable month designated by our Board of Trustees), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price of our Common Shares being subscribed at least five business days prior to the first day of the month. Prior to our receipt and acceptance of the subscription orders effective as of the first day of the applicable month, proceeds from sales of our Common Shares will be placed in a non-interest-bearing account at UMB Bank, N.A., under the control of our transfer agent, DST Asset Manager Solutions, Inc., until we accept or reject such subscription order. In accordance with Rule 15c2-4 under the Exchange Act, when we determine to accept or reject such subscription, such proceeds will be transmitted to us or returned to the investor promptly, as applicable. Upon our acceptance of a shareholder’s subscription, such proceeds will be transferred by our transfer agent into an account maintained by our custodian, U.S. Bank Trust Company, National Association. If a purchase order is received less than five business days prior to the first day of the month, unless waived by the intermediary manager, the purchase order will be held in a non-interest-bearing account and executed in the next month’s closing at the transaction price applicable to that month. As a result of this process, the price per share at which your order is executed may be different than the price per share for the month in which you submitted your purchase order.
●	Generally, within 20 business days after the first calendar day of the applicable month, we will determine our NAV per share for each share class as of the last calendar day of the immediately preceding month, which will be the purchase price for shares purchased with that effective date.

●	Completed subscription requests will not be accepted by us before two business days before the first calendar day of the applicable month.
●	Subscribers are not committed to purchase shares at the time their subscription orders are submitted and any subscription may be canceled at any time before the time it has been accepted as described in the previous sentence. You may withdraw your purchase request by notifying the transfer agent, through your financial intermediary or directly on our toll-free, automated telephone line, 888-310-9352.
●	You will receive a confirmation statement of each new transaction in your account as soon as practicable but generally not later than seven business days after the shareholder transactions are settled when the applicable NAV per share is determined. The confirmation statement will include information on how to obtain information we have filed with the SEC and made publicly available on our website, https://areswmsresources.com/investment-solutions/asif/, including supplements to the prospectus.

Our NAV may vary significantly from one month to the next. Through our website, you will have information about the most recently available NAV per share. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

In contrast to securities traded on an exchange or over-the-counter, where the price often fluctuates as a result of, among other things, the supply and demand of securities in the trading market, our NAV will be calculated once monthly using our valuation methodology, and the price at which we sell new shares and repurchase outstanding shares will not change depending on the level of demand by investors or the volume of requests for repurchases.

SHARE REPURCHASE PROGRAM

We do not intend to list our Common Shares on a securities exchange and we do not expect there to be a public market for our Common Shares. As a result, if you purchase our Common Shares, your ability to sell your Common Shares will be limited.

At the discretion of our Board of Trustees and beginning no later than the first full calendar quarter after we hold the first closing in the offering of Common Shares pursuant to this Registration Statement, we intend to commence a share repurchase program in which we intend to offer to repurchase up to 5% of our Common Shares outstanding (either by number of shares or aggregate NAV) in each quarter. Our Board of Trustees may amend, suspend or terminate the share repurchase program if it deems such action to be in our best interest and the best interest of our common shareholders. As a result, share repurchases may not be available each quarter, or at all. We will conduct any such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the Investment Company Act, with the terms of such tender offer published in a tender offer statement to be sent to all shareholders and filed with the SEC on Schedule TO. All common shareholders will be given at least 20 full business days to elect to participate in such share repurchases. All shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.

Under our share repurchase program, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to tender offers using a purchase price equal to the NAV per share as of the last calendar day of the applicable month designated by our Board of Trustees, except that the Fund deducts 2.00% from such NAV for shares that have not been outstanding for at least one year. We refer to this as the Early Repurchase Deduction. The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.

You may tender all of the Common Shares that you own. There is no repurchase priority for a shareholder under the circumstances of death or disability of such shareholder.

In the event the amount of shares tendered exceeds the repurchase offer amount, shares will be repurchased on a pro rata basis. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase program, as applicable. We will have no obligation to repurchase shares, including if the repurchase would violate the restrictions on distributions under federal law or Delaware law. The limitations and restrictions described above may prevent us from accommodating all repurchase requests made in any quarter. Our share repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market.

There is no assurance that the Board of Trustees will exercise its discretion to offer to repurchase shares or that there will be sufficient funds available to accommodate all of our common shareholders’ requests for repurchase. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your Common Shares that you have requested to be repurchased, or we determine not to make repurchases of our Common Shares, you will likely not be able to dispose of your Common Shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the Investment Company Act. Shareholders will not pay a fee to us in connection with our repurchase of shares under the share repurchase program.

The Fund will repurchase shares from shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines to be fair to the Fund and to all shareholders. When the Board of Trustees determines that the Fund will repurchase shares, notice will be provided to shareholders describing the terms of that particular offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their shares during the period that a repurchase offer is open may obtain the Fund’s most recent NAV per share on our website at: https://areswmsresources.com/investment-solutions/asif/. However, our repurchase offers will generally use the NAV on or around the last calendar day of a month designated by our Board of Trustees during the applicable quarter, which will not be available until after the expiration of the applicable tender offer, so you will not know the exact price of shares in the tender offer when you make your decision whether to tender your Common Shares. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Repurchases of shares from shareholders by the Fund will be paid in full with cash no later than five business days after the expiration of the repurchase deadline. Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of shares from shareholders by the applicable repurchase offer deadline.

The majority of our assets will consist of directly originated loans that generally cannot be readily liquidated without impacting our ability to realize their full value upon disposition. For cash management and other purposes and in order to provide liquidity for share repurchases, we currently anticipate maintaining a smaller allocation to broadly syndicated loans and other more liquid credit investments. We expect that the instruments underlying our liquid credit investments will primarily be the same as the instruments underlying our directly originated loans (including loans, notes, bonds and other corporate debt securities). We may fund repurchase requests from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and we have no limits on the amounts we may pay from such sources. Should making repurchase offers, in our judgment, place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the company as a whole, or should we otherwise determine that investing our liquid assets in self-originated loans or other illiquid investments rather than repurchasing our Common Shares is in the best interests of the Fund and its common shareholders as a whole, then we may choose to offer to repurchase fewer shares than described above, or none at all.

In the event that any common shareholder fails to maintain the minimum balance of $500 of our Common Shares, we may repurchase all of the shares held by that common shareholder at the repurchase price in effect on the date we determine that the common shareholder has failed to meet the minimum balance, less any Early Repurchase Deduction. Minimum account repurchases will apply even in the event that the failure to meet the minimum balance is caused solely by a decline in our NAV. Minimum account repurchases are subject to Early Repurchase Deduction.

Repurchase of our investment adviser’s shares by the Fund will be on the same terms and with the same limitations as those applicable to shareholders under the share repurchase program described herein.

Payment for repurchased shares may require us to liquidate portfolio holdings earlier than our investment adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase our investment-related expenses as a result of higher portfolio turnover rates. Our investment adviser intends to take measures, subject to policies as may be established by our Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of shares.

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan, pursuant to which we will not reinvest cash distributions declared by the Board of Trustees on behalf of our common shareholders unless such shareholders elects for their shares to be automatically reinvested. As a result, if the Board of Trustees authorizes, and we declare, a cash distribution or other distribution, then our common shareholders who have opted into our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares as described below, rather than receiving the cash distribution or other distribution. In such case, distributions on fractional shares will be credited to each participating shareholder’s account to three decimal places.

No action is required on the part of a registered shareholder to have his, her or its cash distribution or other distribution paid in cash. In order to opt into having his, her or its cash distribution or other distribution automatically reinvested in our Common Shares, shareholders can complete and execute an enrollment form or any distribution authorization form as may be available from the Fund or SS&C Technologies, Inc. (the “Plan administrator”). Participation in the distribution reinvestment plan will begin with the next distribution payable after acceptance of a participant’s subscription, enrollment or authorization. Shares will be issued under the distribution reinvestment plan as of the first calendar day of the month following the record date of the distribution.

If a shareholder seeks to terminate its participation in the distribution reinvestment plan, notice of termination must be received in writing by the Plan administrator no later than the record date fixed by the Board of Trustees for distribution to shareholders to be effective for such distribution. Any transfer of shares by a participant to a non-participant will terminate participation in the distribution reinvestment plan with respect to the transferred shares. If a participant elects to tender its Common Shares in full and such full tender is accepted by the Fund, such shareholder’s participation in the Plan will be automatically terminated as of the expiration of the applicable tender offer and any distributions due to such shareholder on or after such date will be paid in cash on the scheduled distribution payment date.

If you elect to opt into the distribution reinvestment plan, any distributions we declare will be automatically reinvested in our Common Shares. There will be no selling commissions or intermediary manager fees charged to you if you participate in the distribution reinvestment plan. We will pay the Plan administrator fees under the distribution reinvestment plan. However, all shareholders, including those who opt out of the distribution reinvestment plan, will indirectly bear such Plan administrator fees. If your Common Shares are held by a broker or other financial intermediary, you may change your election by notifying your broker or other financial intermediary of your election.

The reinvestment of distributions does not relieve a participant in the Distribution Reinvestment Plan of any income tax liability that may be payable on the distributions. Please see “Certain Material U.S. Federal Income Tax Considerations — Taxation of U.S. Shareholders — Distributions of Our Common Shares” for information regarding the potential income tax liability of participating in the Distribution Reinvestment Plan. Additionally, distributions reinvested in Common Shares increase the Fund’s gross assets on which the base management fee and inventive fee are payable to the investment adviser.

Any issuances of our Common Shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state.

The purchase price for shares issued under our distribution reinvestment plan will be equal to the most recent available NAV per share for such shares at the time the distribution is payable. Common Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as the Common Shares offered pursuant to this prospectus.

See our Distribution Reinvestment Plan, which is filed as an exhibit to our registration statement for this offering, for more information.

PERPETUAL-LIFE BDC

We intend to operate as a perpetual-life BDC. We use the term “perpetual-life BDC” to describe a BDC of indefinite duration that does not intend to complete a liquidity event within any specific time period, if at all, and whose shares of common stock are intended to be sold by the BDC monthly on a continuous basis at prices generally equal to the BDC’s monthly net asset value per share for the applicable class of common stock. As a perpetual-life BDC, our Board of Trustees does not expect to complete a liquidity event within any specific time period, if at all. A liquidity event could include a merger or another transaction approved by our Board of Trustees in which shareholders will receive cash or shares of a publicly traded company, or a sale of all or substantially all of its assets either on a complete portfolio basis or individually followed by a liquidation and distribution of cash to our common shareholders. A liquidity event also may include a sale, merger or rollover transaction with one or more affiliated investment companies managed by our investment adviser. A liquidity event involving a merger or sale of all or substantially all of our assets would require the approval of our common shareholders in accordance with the our Declaration of Trust. We do not intend to list our Common Shares on a national securities exchange.

While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our Declaration of Trust or otherwise to effect a liquidity event at any time. Upon the occurrence of a liquidity event, if any, all Class S and Class D shares will automatically convert into Class I shares and the ongoing servicing fee will terminate.

Our share repurchase program, if implemented, may provide a limited opportunity for you to have your shares of Common Shares repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of the share repurchase program.

FINRA Rule 2310(b)(3)(D) requires that we disclose the liquidity of prior public programs sponsored by Ares, the parent company of our investment adviser. In addition to us, Ares has sponsored the following other public programs: Ares Real Estate Income Trust Inc., Ares Industrial Real Estate Income Trust Inc., and Ares Capital Corporation. Ares Real Estate Income Trust Inc. and Ares Industrial Real Estate Income Trust Inc. are perpetual life vehicles and do not have a date or time period at which they expect to consider liquidity events. Ares Capital Corporation is a closed-end management investment company that has elected to be regulated as a BDC under the Investment Company Act. Ares Capital Corporation’s common stock is traded on The NASDAQ Global Select Market under the symbol “ARCC” and it does not have a date or time period at which it expects to consider a liquidity event.

REGULATION

The following discussion is a general summary of the material prohibitions and descriptions governing BDCs generally. It does not purport to be a complete description of all of the laws and regulations affecting BDCs.

We have elected to be regulated as a BDC under the Investment Company Act and intend to elect to be treated as a RIC under the Code. As with other companies regulated by the Investment Company Act, a BDC must adhere to certain substantive regulatory requirements. The Investment Company Act contains prohibitions and restrictions relating to certain transactions between BDCs and certain affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Among other things, we generally cannot co-invest in any portfolio company in which a fund managed by Ares or any of its downstream affiliates (other than us and our downstream affiliates) is also co-investing. We, our investment adviser and certain of our affiliates have received the Co-Investment Exemptive Order from the SEC that permits us and other BDCs and registered closed-end management investment companies managed by Ares to co-invest in portfolio companies with each other and with affiliated investment funds. Co-investments made under the Co-Investment Exemptive Order are subject to compliance with certain conditions and other requirements, which could limit our ability to participate in a co-investment transaction. See “—Co-Investment Exemptive Order” for more information.

The Investment Company Act contains certain restrictions on certain types of investments we may make. Specifically, we may only invest up to 30% of our portfolio in entities that are not considered “eligible portfolio companies” (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

The Investment Company Act also requires that a majority of our trustees be persons other than “interested persons,” as that term is defined in Section 2(a)(19) of the Investment Company Act, referred to herein as “independent Trustees.” In addition, the Investment Company Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless that change is approved by holders of at least a majority of our outstanding voting securities. Under the Investment Company Act, the vote of holders of at least a “majority of outstanding voting securities” means the vote of the holders of the lesser of: (a) 67% or more of the outstanding shares of our Common Shares present at a meeting or represented by proxy if holders of more than 50% of the shares of our Common Shares are present or represented by proxy or (b) more than 50% of the outstanding shares of our Common Shares.

Under the Investment Company Act, we are not generally able to issue and sell our Common Shares at a price below net asset value per share. We may, however, sell our Common Shares, or warrants, options or rights to acquire our Common Shares, at a price below the current net asset value per share of our Common Shares if we comply with the provisions of Section 63(2) of the Investment Company Act, including the requirements that our Board of Trustees determine that such sale is in our best interests and the best interests of our common shareholders and our common shareholders approve such sale.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies. We may enter into hedging transactions to manage the risks associated with interest rate and currency fluctuations. We may purchase or otherwise receive warrants or options to purchase the common stock of our portfolio companies in connection with acquisition financings or other investments. In connection with such an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances.

We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the Investment Company Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the Investment Company Act), invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in the aggregate unless certain conditions are met. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our common shareholders to additional expenses.

We may borrow amounts or issue debt securities or preferred stock, which we refer to collectively as “senior securities,” such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 150% (or 200% if certain requirements under the Investment Company Act are not met) immediately after such borrowing (i.e., we are able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us). In addition, while certain types of indebtedness and senior securities remain outstanding, we may be required to make provisions to prohibit distributions to our common shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.”

Qualifying Assets

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) below. Thus, under the Investment Company Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the Investment Company Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions):
(a)	is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the Investment Company Act as any issuer that:
(i)	is organized under the laws of, and has its principal place of business in, the United States;
(ii)	is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the Investment Company Act; and
(iii)	does not have any class of securities listed on a national securities exchange;
(b)	is a company that meets the requirements of (a)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if:
(i)	at the time of the purchase, we own at least 50% of the (x) greatest number of equity securities of such issuer and securities convertible into or exchangeable for such securities; and (y) the greatest amount of debt securities of such issuer, held by us at any point in time during the period when such issuer was an eligible portfolio company; and
(ii)	we are one of the 20 largest holders of record of such issuer’s outstanding voting securities; or
(c)

is a company that meets the requirements of (a)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if the aggregate market value of such company’s outstanding voting and non-voting common equity is less than $250 million.

(2)	Securities of any eligible portfolio company that we control.
(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
(6)	Cash, cash items, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

BDCs generally must offer to make available to the issuer of portfolio securities significant managerial assistance, by either offering, and providing if accepted, significant guidance and counsel concerning the management operations or business objectives of the portfolio company or by exercising a controlling influence over the management or policies of a portfolio company, except in circumstances where either (i) the BDC does not treat such issuer of securities as an eligible portfolio company, or (ii) the BDC purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash items, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as “temporary investments,” so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we may not meet the Diversification Tests in order to qualify as a RIC. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Indebtedness and Senior Securities

We may be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our Common Shares if our asset coverage, calculated pursuant to the Investment Company Act, is at least equal to 150% (or 200% if certain requirements under the Investment Company Act are not met) immediately after each such issuance (i.e., we are able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us). In addition, while certain types of indebtedness and senior securities remain outstanding, we may be required to make provisions to prohibit distributions to our common shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.”

Code of Ethics

We, Ares Capital Management and Ares Wealth Management Solutions, LLC have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics is filed as an exhibit to our registration statement of which this prospectus is a part. For information on how to obtain a copy of the code of ethics, see “Available Information” below.

Co-Investment Exemptive Order

We, our investment adviser and certain of our affiliates have received the Co-Investment Exemptive Order from the SEC that permits us and other BDCs and registered closed-end management investment companies managed by Ares to co-invest in portfolio companies with each other and with affiliated investment funds. Co-investments made under the Co-Investment Exemptive Order are subject to compliance with certain conditions and other requirements, which could limit our ability to participate in a co-investment transaction. We may also otherwise co-invest with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our investment adviser’s allocation policy.

Proxy Voting Policies and Procedures

SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In most cases, we invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we delegate the exercise of such rights to Ares Capital Management. Ares Capital Management’s proxy voting policies and procedures are summarized below:

In determining how to vote, officers of our investment adviser consult with each other and other investment professionals of Ares, taking into account our and our investors’ interests as well as any potential conflicts of interest. Our investment adviser consults with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our investment adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of our independent Trustees or, in extreme cases, by abstaining from voting. While our investment adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, our investment adviser will not delegate its voting authority to any third party.

An officer of Ares Capital Management keeps a written record of how all such proxies are voted. Our investment adviser retains records of (a) proxy voting policies and procedures, (b) all proxy statements received (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (c) all votes cast, (d) investor requests for voting information and (e) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our investment adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

Our investment adviser’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our investment adviser votes our proxies in accordance with these guidelines unless: (a) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (b) the subject matter of the vote is not covered by these guidelines, (c) a material conflict of interest is present or (d) our investment adviser finds it necessary to vote contrary to its general guidelines to maximize shareholder value or the best interests of the Fund. In reviewing proxy issues, our investment adviser generally uses the following guidelines:

Elections of Directors:   In general, our investment adviser will vote proxies in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company’s board of directors, or our investment adviser determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. Our investment adviser may withhold votes for directors when it (a) believes a direct conflict of interest exists between the interests of the director and the shareholders, (b) concludes that the actions of the director are unlawful, unethical or negligent or (c) believes the board is entrenched in or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management. Finally, our investment adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors:  We will generally rely on the judgment of the portfolio company’s audit committee in selecting the independent auditors who will provide the best services to the portfolio company. We will generally support management’s recommendation in this regard; however, we believe that independence of auditors is paramount to the protection of shareholders and will vote against auditors whose independence appears to be impaired.

Changes in Governance Structure:  Changes in the charter or bylaws of a portfolio company may be required by state or federal regulation. In general, our investment adviser will cast our votes in accordance with the management on such proposals. However, our investment adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

Corporate Restructurings and Reorganizations:  We believe proxy votes dealing with corporate restructurings, including mergers and acquisitions, and reorganizations are an extension of the investment decision. Accordingly, our investment adviser will analyze such proposals on a case-by-case basis and vote in accordance with its view of our interests.

Proposals Affecting Shareholder Rights:   We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, our investment adviser will balance the financial impact of the proposal against any impairment of shareholder rights as well as of our investment in the portfolio company.

Corporate Governance:   We recognize the importance of good corporate governance. Accordingly, our investment adviser will generally favor proposals that promote transparency and accountability within a portfolio company.

Anti-Takeover Measures:  Our investment adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the effect such measure is likely to have on shareholder value.

Stock Splits:   Our investment adviser will generally vote with management on stock split matters.

Limited Liability of Directors:   Our investment adviser will generally vote with management on matters that could adversely affect the limited liability of directors.

Social and Corporate Responsibility:   Our investment adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect shareholder value. Our investment adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.

Executive and Directors Compensation: Our investment adviser will evaluate, on a case-by-case basis, any proposals regarding stock option and compensation plans. We will generally vote against any proposed plans that we believe may result in excessive transfer of shareholder value.

Shareholders may obtain information regarding how we voted proxies with respect to our portfolio securities free of charge by making a written request for proxy voting information to our Investor Relations Department at Ares Strategic Income Fund, 245 Park Avenue, 44th Floor, New York, New York 10167, by calling us at 888-310-9352 or on the SEC’s website at www.sec.gov.

Privacy Principles

We endeavor to maintain the privacy of our recordholders and to safeguard their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about recordholders of our Common Shares, although certain of our recordholders’ non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

●	information we receive from recordholders, whether we receive it orally, in writing or electronically. This includes recordholders’ communications to us concerning their investment;
●	information about recordholders’ transactions and history with us; and
●	other general information that we may obtain about recordholders, such as demographic and contact information such as address.

We disclose non-public personal information about recordholders:

●	to our affiliates (such as our investment adviser and administrator) and their employees for everyday business purposes;

●	to our service providers (such as our accountants, attorneys, custodians, transfer agent, underwriters and proxy solicitors) and their employees, as is necessary to service recordholder accounts or otherwise provide the applicable service;
●	to comply with court orders, subpoenas, lawful discovery requests or other legal or regulatory requirements; or
●	as allowed or required by applicable law or regulation.

When we share non-public recordholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our recordholders’ privacy. We do not permit use of recordholder information for any non-business or marketing purpose, nor do we permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

Our service providers, such as our investment adviser, administrator and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect recordholder non-public personal information, to prevent unauthorized access or use and to dispose of such information when it is no longer required.

Personnel of affiliates may access recordholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a recordholder’s account or comply with legal requirements.

If a recordholder ceases to be a recordholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify recordholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer non-public personal information of holders of our securities to the new party in control or the party acquiring assets.

Other

We have designated a chief compliance officer and established a compliance program pursuant to the requirements of the Investment Company Act. We are periodically examined by the SEC for compliance with the Investment Company Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any Trustee or officer against any liability to us or our common shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Our internet address is https://areswmsresources.com/investment-solutions/asif/. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statement and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Compliance with the Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations relating to the acquisition, ownership, and disposition of shares of our Common Shares and our qualification and taxation as a RIC for U.S. federal income tax purposes. This discussion does not purport to be a complete description of all of the tax considerations relating thereto. In particular, we have not described certain considerations that may be relevant to certain types of shareholders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, shareholders that are treated as partnerships for U.S. federal income tax purposes, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, financial institutions, a person that holds shares in our Common Shares as part of a straddle or a hedging or conversion transaction, real estate investment trusts (“REITs”), RICs, U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar, non-U.S. shareholders (as defined below) engaged in a trade or business in the United States, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, “controlled foreign corporations,” and passive foreign investment companies (“PFICs”). This summary is limited to shareholders that hold our Common Shares as capital assets (within the meaning of the Code), and does not address owners of a shareholder. This discussion is based upon the Code, its legislative history, existing and proposed U.S. Treasury regulations, published rulings and court decisions, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding the offerings pursuant to this prospectus or pursuant to the accompanying prospectus supplement unless expressly stated therein. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invest in tax-exempt securities or certain other investment assets. It also does not discuss the tax aspects of Common Shares sold in units with the other securities being registered.

A “U.S. shareholder” is a beneficial owner of shares of our Common Shares that is for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;
●	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
●	a trust if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or
●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “non-U.S. shareholder” is a beneficial owner of our Common Shares that is not a U.S. shareholder or an entity that is treated as a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our Common Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold our Common Shares should consult its tax advisors with respect to the purchase, ownership and disposition of our Common Shares.

An investment in our Common Shares is complex, and certain aspects of the U.S. tax treatment of such investment are not certain. Tax matters are very complicated and the tax consequences to an investor of an investment in our Common Shares will depend on the facts of his, her or its particular situation. We strongly encourage investors to consult their tax advisors regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of our Common Shares, as well as the effect of any state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to Be Taxed as a RIC

As a BDC, we intend to elect to be treated and to operate in a manner so as to continuously qualify annually as a RIC under the Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on our net ordinary income or capital gains that we timely distribute (or are deemed to distribute) to our common shareholders as dividends. Instead, distributions (or are deemed to timely distribute) generally will be taxable to shareholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to shareholders. We will be subject to U.S. federal corporate-level income tax on any undistributed income and gains. To continue to qualify as a RIC, we must, among other things, meet certain source of income and asset diversification requirements (as described below). In addition, we must distribute to our common shareholders, for each taxable year at least 90% of our “investment company taxable income,” as defined by the Code, pursuant to the “Annual Distribution Requirement.” See “Risk Factors — Risks Relating to Our Business and Structure — We may be subject to additional corporate-level income taxes if we fail to maintain our status as a RIC” and “We may have difficulty paying our required distributions under applicable tax rules if we recognize income before or without receiving cash representing such income” in our most recent Annual Report on Form 10-K.

Taxation as a RIC

If we:

●	qualify as a RIC; and
●	satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (realized net long-term capital gain in excess of realized net short-term capital loss) that we timely distribute (or are deemed to timely distribute) to shareholders. We will be subject to U.S. federal income tax at the regular corporate rates on any net income or capital gains not distributed (or deemed distributed) to our common shareholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for each calendar year and (3) any income realized, but not distributed, in preceding years (to the extent that U.S. federal income tax was not imposed on such amounts) less certain over-distributions in the prior year (collectively, the “Excise Tax Requirement”). We can be expected to pay such excise tax on a portion of our income.

Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the Diversification Tests (as defined below). If we dispose of assets to meet the Annual Distribution Requirement, the Diversification Tests, or the Excise Tax Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

To qualify as a RIC for U.S. federal income tax purposes, we generally must, among other things:

●	qualify to be treated as a BDC at all times during each taxable year;
●	derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, or other income derived with respect to our business of investing in such stock, securities or foreign currencies, or (b) net income derived from an interest in a “qualified publicly traded partnership” or “QPTP” (collectively, the “90% Income Test”); and
●	diversify our holdings so that at the end of each quarter of the taxable year:
●	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities that, with respect to any issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of that issuer; and

●	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) one issuer, (ii) two or more issuers that are controlled, as determined under the Code, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the “Diversification Tests”).

We may invest in partnerships, including QPTPs, which may result in our being subject to state, local or foreign income, franchise or other tax liabilities. For the purpose of determining whether the Fund satisfies the 90% Income Test and the Diversification Tests described above, the character of our distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are treated as disregarded as separate from us for U.S. federal income tax purposes, generally will be determined as if we realized these tax items directly. Further, for purposes of calculating the value of our investment in the securities of an issuer for purposes of determining the 25% requirement described above, the Fund’s proper proportion of any investment in the securities of that issuer that are held by a member of our “controlled group” must be aggregated with our investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with us if (a) at least 80% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) we directly own at least 80% or more of the combined voting stock of at least one of the other corporations.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If our deductible expenses in a given taxable year exceed our investment company taxable income, we may incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its shareholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Any underwriting fees paid to us are not deductible. Due to these limits on deductibility of expenses and net capital losses, we may for U.S. federal income tax purposes have aggregate taxable income for several taxable years that we are required to distribute and that is taxable to our common shareholders even if such taxable income is greater than the net income we actually earn during those taxable years.

We may be required to recognize taxable income for U.S. federal income tax purposes in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount, or “OID” (such as debt investments with PIK interest or, in certain cases, that have increasing interest rates or that are issued with warrants), we must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any OID accrued will be included in our investment company taxable income for the taxable year of accrual, we may be required to make a distribution to our common shareholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Requirement, even though we will not have received any corresponding cash amount. In order to enable us to make distributions to shareholders that will be sufficient to enable us to satisfy the Annual Distribution Requirement and the Excise Tax Requirement we may need to liquidate or sell some of our assets at times or at prices that are not advantageous, raise additional equity or debt capital, take out loans, forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business). Our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our qualification as a RIC, including the Diversification Tests. If we borrow money, we may be prevented by loan covenants from declaring and making distributions in certain circumstances. Even if we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the Investment Company Act, we are generally not permitted to make distributions to our common shareholders while our debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met. Limits on our ability to make distributions may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% excise tax on undistributed income.

A portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring could, depending on the specific terms of the restructuring, cause us to recognize taxable income without a corresponding receipt of cash, which could affect our ability to satisfy the Annual Distribution Requirement or the Excise Tax Requirement, or result in unusable capital losses and future non-cash income. Any such reorganization could also result in our receiving assets that give rise to non-qualifying income for purposes of the 90% Income Test.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (b) convert long-term capital gain (currently taxed at lower rates for non-corporate taxpayers) into higher taxed short-term capital gain or ordinary income, (c) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (d) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (e) adversely alter the characterization of certain complex financial transactions, (f) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (g) cause us to recognize income or gain without receipt of a corresponding cash payment, and (h) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections that are intended to maintain our status as a RIC and mitigate the effects of these provisions; however, no assurance can be given that we will be eligible for any such tax elections or that any elections we make will fully mitigate the effects of these provisions.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long term or short term, depending on how long we held a particular warrant.

Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Shareholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by us.

If we purchase shares in a PFIC, we may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or gain from the disposition of, such shares, even if such income is distributed as a taxable dividend by us to our common shareholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we may elect to mark-to-market at the end of each taxable year our shares in such PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Our ability to make either election will depend on factors beyond our control, and we are subject to restrictions that may limit the availability or benefit of these elections. Under either election, we may be required to recognize in any year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Requirement.

Our functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

Some of the income and fees that we may recognize, such as, but not limited to, management fees, certain fees earned with respect to our investments, income recognized in a work-out or restructuring of a portfolio investment, or income recognized from an equity investment in an operating partnership, may not satisfy the 90% Income Test. In order to manage the risk that such income and fees might disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees indirectly through one or more entities treated as U.S. corporations for U.S. federal income tax purposes. Although we expect that recognizing such income through such corporations will assist us in satisfying the 90% Income Test, no assurance can be given that this structure will be respected for U.S. federal income tax purposes, which could result in such income not being counted towards satisfying the 90% Income Test. If the amount of such income were too great and we were otherwise unable to mitigate this effect, it could result in our disqualification as a RIC. If, as we expect, the structure is respected, such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

We are limited in our ability to deduct expenses in excess of our investment company taxable income. If our expenses in a given year exceed our investment company taxable income, we will have a net operating loss for that year. However, we are not permitted to carry forward our net operating losses to subsequent years, so these net operating losses generally will not pass through to our common shareholders. In addition, expenses can be used only to offset investment company taxable income, and may not be used to offset net capital gain. As a RIC, we may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset our investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, our deduction of net business interest expense is generally limited to 30% of our “adjusted taxable income” plus “floor plan financing interest expense.”

Failure to Qualify as a RIC

If we fail to satisfy the 90% Income Test for any taxable year or the Diversification Tests for any quarter of the taxable year, we may still continue to be taxed as a RIC for the relevant taxable year if we are eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where we correct the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of our income would be subject to corporate-level income tax as described below. We cannot provide assurance that we would qualify for any such relief should we fail the 90% Income Test or the Diversification Tests.

If we were to fail to meet the RIC requirements for more than two consecutive years and then seek to requalify as a RIC, we would be required to pay corporate-level tax on the unrealized appreciation recognized during the succeeding five-year period unless we make a special election to recognize gain to the extent of any unrealized appreciation in our assets at the time of requalification.

If we are unable to qualify for treatment as a RIC, and relief is not available as discussed above, we would be subject to tax on all of our taxable income at the regular corporate U.S. federal income tax rate (and we also would be subject to any applicable state and local taxes). We would not be able to deduct distributions to shareholders and would not be required to make distributions for U.S. federal income tax purposes. Distributions generally would be taxable to our common shareholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. shareholders would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s adjusted tax basis in its shares of our Common Shares, and any remaining distributions would be treated as capital gains. If we fail to qualify as a RIC, we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five taxable years.

Although we expect to operate in a manner so as to qualify continuously as a RIC, we or our investment adviser may decide in the future that we should be taxed as a C corporation, even if we would otherwise qualify as a RIC, if we determine that treatment as a C corporation for a particular year would be in our best interest.

The remainder of this discussion assumes that we qualify as a RIC for each taxable year.

Taxation of U.S. Shareholders

The following summary generally describes certain material U.S. federal income tax consequences of an investment in our Common Shares beneficially owned by U.S. shareholders (as defined above). If you are not a U.S. shareholder, this section does not apply to you.

Whether an investment in our Common Shares is appropriate for a U.S. shareholder will depend upon that person’s particular circumstances. An investment in our Common Shares by a U.S. shareholder may have adverse tax consequences. U.S. shareholders should consult their own tax advisors about the U.S. tax consequences of investing in our Common Shares.

Distributions on Our Common Shares

Distributions by us generally are taxable to U.S. shareholders as ordinary income or capital gains. To the extent such distributions paid by us to non-corporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions (“qualified dividends”) generally are taxable to U.S. shareholders at the preferential rates applicable to long-term capital gains. A portion of our ordinary dividends, but not capital gain dividends, paid to U.S. corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that we have received dividends from certain corporations during the taxable year. However, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not qualify for the preferential rates applicable to qualified dividends or the dividends-received deduction available to corporations under the Code. A corporate U.S. shareholder may be required to reduce its basis in our Common Shares with respect to certain “extraordinary dividends,” as defined in Section 1059 of the Code. Corporate U.S. shareholders should consult their own tax advisors in determining the application of these rules in their particular circumstances. Distributions of our investment company taxable income will be taxable as ordinary income to U.S. shareholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our Common Shares.

Distributions of our net capital gain properly reported by us as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains (which, under current law, are taxed at preferential rates) in the case of individuals, trusts or estates. This is true, regardless of the U.S. shareholder’s holding period our Common Shares and regardless of whether the dividend is paid in cash or reinvested in additional Common Shares. Distributions in excess of our earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such U.S. shareholder’s Common Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gain to such U.S. shareholder. We may make distributions in excess of our earnings and profits. As a result, a U.S. shareholder will need to consider the effect of our distributions on such U.S. shareholder’s adjusted tax basis in our Common Shares in their individual circumstances.

Although we currently intend to distribute our net capital gain for each taxable year on a timely basis, we may in the future decide to retain some or all of our net capital gain, and may designate the retained amount as a “deemed dividend.” In that case, among other consequences: we will pay U.S. federal corporate income tax on the retained amount; each U.S. shareholder will be required to include their pro rata share of the deemed distribution in income as if it had been actually distributed to them; and the U.S. shareholder will be entitled to claim a credit equal to their pro rata share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s adjusted tax basis in our Common Shares.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gains dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, a U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by a U.S. shareholders on December 31 of the year in which the dividend was declared.

We have the ability to declare a large portion of a distribution in shares of our Common Shares. As long as a portion of such distribution is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a U.S. shareholder will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend, even if most of the dividend was paid in shares of our Common Shares. If shareholders purchase shares of our Common Shares shortly before the record date of a distribution, the price of the shares will include the value of the distribution and such U.S. shareholder will be subject to tax on the distribution even though it economically represents a return of his, her or its investment.

Distributions out of our current and accumulated earnings and profits will not be eligible for the 20% pass through deduction under Section 199A of the Code, although qualified REIT dividends earned by us may qualify for the 20% pass through deduction under Section 199A deduction.

Until and unless we are treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) as a result of either (1) our Common Shares collectively being held by at least 500 persons at all times during a taxable year, (2) our Common Shares being treated as regularly traded on an established securities market for any taxable year, or (3) our Common Shares are continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act), for purposes of computing the taxable income of U.S. shareholders that are individuals, trusts or estates, (a) our earnings will be computed without taking into account such U.S. shareholders’ allocable shares of the base management fee and incentive fee paid to our investment adviser and certain of our other expenses, (b) each such U.S. shareholder will be treated as having received or accrued a dividend from us in the amount of such U.S. shareholder’s allocable share of these fees and expenses for such taxable year, (c) each such U.S. shareholder will be treated as having paid or incurred such U.S. shareholder’s allocable share of these fees and expenses for the calendar year and (d) each such U.S. shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. shareholder. For taxable years beginning before 2026, miscellaneous itemized deductions generally are not deductible by a U.S. shareholder that is an individual, trust or estate. For taxable years beginning in 2026 or later, miscellaneous itemized deductions generally are deductible by a U.S. shareholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. shareholder’s miscellaneous itemized deductions exceeds 2% of such U.S. shareholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 68 of the Code.

Sale or Other Disposition of Our Common Shares

A U.S. shareholder generally will recognize taxable gain or loss if the U.S. shareholder sells or otherwise disposes of such shareholder’s Common Shares. The amount of gain or loss will be measured by the difference between a U.S. shareholder’s adjusted tax basis in our Common Shares sold or otherwise disposed of and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or other disposition generally will be treated as long-term capital gain or loss if a U.S. shareholder has held our Common Shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our Common Shares in which a U.S. shareholder has a holding period of six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our Common Shares may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, U.S. shareholders that are individuals, trusts or estates currently are taxed at preferential rates on their net capital gain. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. shareholders (including individuals) with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. shareholder (including an individual) in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Legislation requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC, to the Internal Revenue Service and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Information Reporting and Backup Withholding

We will send to each of our U.S. shareholders, after the end of each calendar year, a notice providing, on a per share and per distribution basis, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all taxable distributions to a U.S. shareholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such shareholder is subject to backup withholding. An individual’s taxpayer identification number is their social security number. Backup withholding is not an additional tax. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s U.S. federal income tax liability and may entitle such shareholder to a refund, provided that proper information is timely provided to the IRS.

Medicare Tax on Net Investment Income

Non-corporate U.S. shareholders generally are subject to a 3.8% Medicare surtax on their “net investment income,” the calculation of which includes interest income and OID, any taxable gain from the disposition of our Common Shares and any distributions on our Common Shares (including the amount of any deemed distribution) to the extent such distribution is treated as a dividend or as capital gain (as described above under “Taxation of U.S. Shareholders — Distributions on Our Common Shares”). Non-corporate U.S. shareholders should consult their own tax advisors on the effect of acquiring, holding and disposing of our Common Shares, on the computation of “net investment income” in their individual circumstances.

Disclosure of Certain Recognized Losses.

Under U.S. Treasury regulations, if a U.S. shareholder recognizes a loss with respect to either our Common Shares of $2 million or more for a non-corporate U.S. shareholder or $10 million or more for a corporate U.S. shareholder in any single taxable year, such shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of certain “portfolio securities” in many cases are excepted from this reporting requirement, but under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

The following discussion applies only to persons that are non-U.S. shareholders. If you are not a non-U.S. shareholder, this discussion does not apply to you.

Whether an investment in our Common Shares is appropriate for a non-U.S. shareholder will depend upon that shareholder’s particular circumstances. An investment in our Common Shares by a non-U.S. shareholder may have adverse tax consequences and, accordingly, may not be appropriate for a non-U.S. shareholder. Non-U.S. shareholders should consult their own tax advisors as to the tax consequences of acquiring, holding and disposing of our Common Shares before investing.

Distributions on, and Sale or Other Disposition of, Our Common Shares

Distributions of our investment company taxable income to non-U.S. shareholders will be subject to U.S. withholding tax at a rate of 30% (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from our current and accumulated earnings and profits unless an exception applies.

Actual or deemed distributions of our net capital gain to a non-U.S. shareholder, and gains recognized by a non-U.S. shareholder upon the sale of our Common Shares, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless the non-U.S. shareholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. Non-U.S. shareholders of our Common Shares are encouraged to consult their own advisors as to the applicability of an income tax treaty in their individual circumstances.

In addition to the exemption from withholding for actual or deemed distributions of our net capital gain, in general, no U.S. source withholding taxes will be imposed on dividends paid by RICs to non- U.S. shareholders to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. shareholder, and that satisfy certain other requirements. We expect that a portion of our dividends will qualify as interest-related dividends, although we cannot assure you the exact proportion that will so qualify. A withholding agent may nonetheless apply withholding tax on the entirety of our dividends.

If we retain our net capital gain and treat it as a deemed distribution, we will pay a corporate level tax on such retained amount. As a result, a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. shareholder’s allocable share of the tax we pay on the capital gain deemed to have been distributed.

In order to obtain a refund of taxes withheld or taxes paid by us as a result of a deemed distributed capital gain, the non-U.S. shareholder must obtain a U.S. taxpayer identification number (if one has not been previously obtained) and file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

We have the ability to declare a large portion of a distribution in shares of our Common Shares. As long as a portion of such dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our non-U.S. shareholders will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend (including the application of withholding tax rules described above), even if most of the dividend is paid in shares of our Common Shares. In such a circumstance, we may be required to withhold all or substantially all of the cash we would otherwise distribute to a non-U.S. shareholder.

Non-U.S. shareholders are urged to consult their tax advisors with respect to the U.S. federal income and withholding tax consequences of an investment in our Common Shares.

Information Reporting and Backup Withholding

A non-U.S. shareholder who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Withholding and Information Reporting on Financial Accounts

Pursuant to Sections 1471 to 1474 of the Code and the U.S. Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends paid on our Common Shares to: (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements or is subject to an applicable “intergovernmental agreement.”  If payment of this withholding tax is made, non-U.S. shareholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules. Non-U.S. shareholders should consult their own tax advisors regarding the particular consequences to them of this legislation and guidance. We will not pay any additional amounts in respect of any amounts withheld.

Non-U.S. shareholders are urged to consult their tax advisors with respect to the U.S. federal income and withholding tax consequences, and state, local and non-U.S. tax consequences, of an investment in our Common Shares.

Other Taxation

Shareholders may be subject to state, local and foreign taxes on their distributions from our Common Shares. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in our Common Shares.

SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING
THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE
FUND, INCLUDING THE STATE, LOCAL AND NON-U.S. INCOME AND OTHER
TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF OUR COMMON SHARES.

RESTRICTIONS ON SHARE OWNERSHIP

Each prospective investor that is, or is acting on behalf of, any (i) “employee benefit plan” (within the meaning of Section 3(3) of ERISA) subject to Title I of ERISA, (ii) “plan” described in Section 4975(e)(1) of the Code, subject to Section 4975 of the Code (including for e.g., IRA and a “Keogh” plan), (iii) plan, account or other arrangement that is subject to provisions under any Similar Laws, or (iv) entity whose underlying assets are considered to include the assets of any of the foregoing described in clauses (i), (ii) and (iii), pursuant to ERISA or otherwise (each of the foregoing described in clauses (i), (ii), (iii) and (iv) referred to herein as a “Plan”), must independently determine that our Common Shares are an appropriate investment, taking into account its obligations under ERISA, the Code and applicable Similar Laws.

In contemplating an investment in the Fund, each fiduciary of the Plan who is responsible for making such an investment should carefully consider, taking into account the facts and circumstances of the Plan, whether such investment is consistent with the applicable provisions of ERISA, the Code or any Similar Law relating to a fiduciary’s duties to the Plan including, without limitation, the prudence, diversification, delegation of control and prohibited transaction provisions of ERISA, Section 4975 of the Code and any other applicable Similar Laws. Furthermore, absent an exemption, the fiduciaries of a Plan should not invest in the Fund with the assets of any Plan if our investment adviser or any of its affiliates is a fiduciary with respect to such assets of the Plan.

In contemplating an investment in the Fund, fiduciaries of Plans subject to Title I of ERISA or Section 4975 of the Code (a “Covered Plan”) should also carefully consider the definition of the term “plan assets” in ERISA and the Plan Asset Regulations. Under ERISA and the Plan Asset Regulations, when a Covered Plan invests in an equity interest of an entity that is neither a “publicly offered security” (within the meaning of the Plan Asset Regulations) nor a security issued by an investment company registered under the Investment Company Act, the Covered Plan’s assets include both the equity interest and an undivided interest in each of the entity’s underlying assets, unless it is established that the entity is an “operating company” or that equity participation in the entity by “benefit plan investors” (“Benefit Plan Investors”) is not “significant” (each within the meaning of the Plan Asset Regulations). The term “Benefit Plan Investor” is defined in the Plan Asset Regulations to include (a) any employee benefit plan (as defined in section 3(3) of ERISA) subject to the provisions of Title I of ERISA, (b) any plan described in section 4975(e)(1) of the Code subject to Section 4975 of the Code, and (c) any entity whose underlying assets include plan assets by reason of such an employee benefit plan’s or plan’s investment in the entity.

Under the Plan Asset Regulations, equity participation in an entity by Benefit Plan Investors is “significant” on any date if, immediately after the most recent acquisition of any equity interest in the entity, 25% or more of the total value of any class of equity interests is held by Benefit Plan Investors. For purposes of this determination, the value of equity interests held by a person (other than a Benefit Plan Investor) who has discretionary authority or control with respect to the assets of the entity or that provides investment advice for a fee (direct or indirect) with respect to such assets (or any affiliate of such a person) is disregarded (each such person, a “Controlling Person”).

If the assets of the Fund were deemed to be “plan assets” under the Plan Asset Regulations, this would result, among other things, in (i) the application of the prudence and other fiduciary responsibility standards of ERISA to investments made by the Fund, and (ii) the possibility that certain transactions in which the Fund might seek to engage could constitute “prohibited transactions” under ERISA and the Code. If a prohibited transaction occurs for which no exemption is available, our investment adviser and/or any other fiduciary that has engaged in the prohibited transaction could be required to (i) restore to the Covered Plan any profit realized on the transaction and (ii) reimburse the Covered Plan for any losses suffered by the Covered Plan as a result of the investment. In addition, each disqualified person (within the meaning of Section 4975 of the Code) involved could be subject to an excise tax equal to 15% of the amount involved in the prohibited transaction for each year the transaction continues and, unless the transaction is corrected within statutorily required periods, to an additional tax of 100%. Fiduciaries of Covered Plan who decide to invest in the Fund could, under certain circumstances, be liable for prohibited transactions or other violations as a result of their investment in the Fund or as co-fiduciaries for actions taken by or on behalf of the Fund or our investment adviser. With respect to an IRA that invests in the Fund, the occurrence of a prohibited transaction involving the individual who established the IRA, or their beneficiaries, would cause the IRA to lose its tax-exempt status.

Accordingly, for so long as the shares of the Fund are not considered “publicly offered securities” within the meaning of the Plan Asset Regulations, the Fund intends to limit Benefit Plan Investors’ investments in each class of shares of the Fund to less than 25%, disregarding equity interests held by Controlling Persons, within the meaning of the Plan Asset Regulations. In this respect, in order to avoid the possibility that our assets could be treated as “plan assets,” within the meaning of the Plan Asset Regulations, we may require any person proposing to acquire Common Shares to furnish such information as may be necessary to determine whether such person is a Benefit Plan Investor or a Controlling Person.

In addition, we have the power to (a) exclude any common shareholder or potential common shareholder from purchasing Common Shares; (b) prohibit any redemption of Common Shares; and (c) redeem some or all Common Shares held by any holder if, and to the extent that, our Board of Trustees determines that there is a substantial likelihood that such holder’s purchase, ownership or redemption of Common Shares would result in (i) our assets to be characterized as “plan assets,” subject to the fiduciary responsibility or prohibited transaction provisions of ERISA, Section 4975 of the Code or any provisions of any Similar Laws or (ii) the Fund, our investment adviser or any affiliates thereof to be considered a fiduciary of any common shareholder for purposes of the fiduciary responsibility or prohibited transaction provisions of Title I of ERISA, Section 4975 of the Code or any applicable Similar Laws, and all Common Shares shall be subject to such terms and conditions.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by U.S. Bank Trust Company, National Association. The address of the custodian is One Federal Street, 3rd Floor, Boston, MA 02110. DST Asset Manager Solutions, Inc. acts as the transfer agent, dividend paying agent and registrar for our Common Shares. The principal business address of 1055 Broadway, Kansas City, MO 64105.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Trustees, if any, our investment adviser will be primarily responsible for the execution of any publicly traded securities portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, located at 550 South Hope Street, Suite 1500, Los Angeles, California 90071, is the independent registered public accounting firm of the Fund.

The audited consolidated financial statement of the Fund included in this prospectus has been so included in reliance on the report of KPMG LLP, an independent registered public accounting firm whose report thereon is included elsewhere in this prospectus, given on the authority of said firm as experts in auditing and accounting.

LEGAL MATTERS

Certain legal matters in connection with the Common Shares have been passed upon for the Fund by Richards, Layton & Finger, P.A., Wilmington, Delaware. Kirkland & Ellis LLP, Los Angeles, CA and New York, NY, acts as counsel to the Fund.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by calling us collect at 866-324-7348, by sending an e-mail to us at wmsoperations@aresmgmt.com or on our website at https://areswmsresources.com/investment-solutions/asif/. Information contained on our website is not incorporated into this prospectus and you should not consider such information to be part of this document. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. In addition, each of our and our investment adviser’s code of ethics is also available on the EDGAR Database http://www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Report of Independent Registered Public Accounting Firm

To the shareholders and Board of Trustees

Ares Strategic Income Fund:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Ares Strategic Income Fund (the Fund), including the consolidated schedule of investments, as of December 31, 2022, the related consolidated statement of operations, changes in net assets, and cash flows for the period from December 5, 2022 (commencement of operations) to December 31, 2022, and the related notes (collectively, the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations and its cash flows for the period from December 5, 2022 (commencement of operations) through December 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Such procedures also included confirmation of investments owned as of December 31, 2022 by correspondence with custodians or other appropriate audit procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2022.

Los Angeles, California

March 9, 2023

ARES STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

(in thousands, except per share data)

As of
December 31,
2022
ASSETS
Investments at fair value
Non-controlled/non-affiliate company investments (amortized cost of $108,769)	$108,529
Cash and cash equivalents	113,417
Interest receivable	139
Receivable for open trades	4,481
Other assets	6,247
Total assets	$232,813
LIABILITIES
Payable for open trades	$84,490
Accounts payable and other liabilities	225
Total liabilities	84,715
Commitments and contingencies (Note 6)
NET ASSETS
Common shares, par value $0.01 per share, unlimited common shares authorized; 5,927 common shares issued and outstanding	59
Capital in excess of par value	148,113
Accumulated loss	(74)
Total net assets	148,098
Total liabilities and net assets	$232,813
NET ASSETS PER SHARE	$24.99

See accompanying notes to consolidated financial statements.

ARES STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands)

For the period from
December 5, 2022
(commencement of
operations) to
December 31, 2022
INVESTMENT INCOME:
From non-controlled/non-affiliate company investments:
Interest income	$183
Total investment income from non-controlled/non-affiliate company investments	183
EXPENSES:
Interest and credit facility fees	118
Base management fee	130
Other general and administrative	404
Organization costs	788
Total expenses	1,440
Expense support (Note 3)	(1,449)
Net expenses	(9)
NET INVESTMENT INCOME BEFORE INCOME TAXES	192
Income tax expense, including excise tax	9
NET INVESTMENT INCOME	183
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains on investments
Non-controlled/non-affiliate company investments	54
Net unrealized losses on investments
Non-controlled/non-affiliate company investments	(311)
Net realized and unrealized losses on investments	(257)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(74)

See accompanying notes to consolidated financial statements.

ARES STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of December 31, 2022

(dollar amounts in thousands)

											% of
					Maturity	Shares/		Amortized			Net
Company(1)	Investment	Coupon(2)	Reference(4)	Spread(2)	Date	Units	Principal	Cost	Fair Value		Assets
Consumer Services
Alterra Mountain Company	First lien senior secured loan	7.88%	LIBOR (M)	3.50%	8/2028		$1,296.7	$1,283.8	$1,278.1	(5)
Belfor Holdings, Inc.	First lien senior secured loan	8.38%	LIBOR (M)	4.00%	4/2026		997.4	996.2	987.4
Caesars Resort Collection, LLC	First lien senior secured loan	7.13%	LIBOR (M)	2.75%	12/2024		1,371.8	1,369.7	1,367.4	(3)
ClubCorp Holdings, Inc.	First lien senior secured loan	7.48%	LIBOR (Q)	2.75%	9/2024		269.3	243.7	241.8
Entain plc	First lien senior secured loan	8.18%	SOFR (Q)	3.50%	10/2029		250.0	246.9	248.5	(3)(5)
Golden Entertainment, Inc.	First lien senior secured loan	7.39%	LIBOR (M)	3.00%	10/2024		426.5	425.4	424.9	(3)(5)
Infinity Home Services HoldCo, Inc. and IHS Parent Holdings, L.P.(9)	First lien senior secured loan	11.40%	SOFR (Q)	6.75%	12/2028		3,409.1	3,307.0	3,306.8	(5)(7)
Infinity Home Services HoldCo, Inc. and IHS Parent Holdings, L.P.(9)	Common units					50,000		50.0	50.0	(6)(7)
								3,357.0	3,356.8
IRB Holding Corp.	First lien senior secured loan	7.13%	LIBOR (M)	2.75%	2/2025		1,296.6	1,282.3	1,283.4	(5)
IRB Holding Corp.	First lien senior secured loan	7.32%	SOFR (M)	3.00%	12/2027		400.0	386.2	387.7	(5)
								1,668.5	1,671.1
KFC Holding Co.	First lien senior secured loan	6.09%	LIBOR (M)	1.75%	3/2028		399.0	392.0	393.5	(3)
Leviathan Intermediate Holdco, LLC and Leviathan Holdings, L.P.(9)	First lien senior secured revolving loan	12.54%	SOFR (S)	7.50%	12/2027		24.3	18.8	23.6	(5)(7)
Leviathan Intermediate Holdco, LLC and Leviathan Holdings, L.P.(9)	First lien senior secured loan	12.54%	SOFR (S)	7.50%	12/2027		9,817.8	9,524.1	9,523.3	(5)(7)
Leviathan Intermediate Holdco, LLC and Leviathan Holdings, L.P.(9)	Limited partnership interest					50,000		50.0	50.0	(6)(7)
								9,592.9	9,596.9
Service Logic Acquisition, Inc. and MSHC, Inc.	First lien senior secured loan	8.37%	LIBOR (M)	4.00%	10/2027		1,496.2	1,430.2	1,413.9	(5)
Station Casinos LLC	First lien senior secured loan	6.64%	LIBOR (M)	2.25%	2/2027		567.4	554.3	552.9	(3)(5)
Whatabrands LLC	First lien senior secured loan	7.63%	LIBOR (M)	3.25%	8/2028		498.7	481.9	481.4	(5)

								22,042.5	22,014.6		14.86%
Software & Services
Applied Systems, Inc.	First lien senior secured loan	9.08%	SOFR (Q)	4.50%	9/2026		1,000.0	997.5	994.3	(5)
Cast & Crew LLC	First lien senior secured loan	8.07%	SOFR (M)	3.75%	12/2028		1,034.9	1,020.6	1,018.9	(5)
CCC Intelligent Solutions Inc.	First lien senior secured loan	6.63%	LIBOR (M)	2.25%	9/2028		997.5	990.0	987.5	(3)(5)
CDK Global, Inc.	First lien senior secured loan	9.08%	SOFR (Q)	4.50%	7/2029		900.0	894.4	890.8	(5)
ECi Macola/MAX Holding, LLC	First lien senior secured loan	8.48%	LIBOR (Q)	3.75%	11/2027		1,246.8	1,201.9	1,192.9	(5)
Ensono, Inc.	First lien senior secured loan	8.90%	LIBOR (Q)	3.75%	5/2028		249.4	217.8	223.2	(5)
Epicor Software Corporation	First lien senior secured loan	7.63%	LIBOR (M)	3.25%	7/2027		1,296.7	1,250.9	1,242.5	(5)
Gainwell Acquisition Corp.	First lien senior secured loan	8.73%	LIBOR (Q)	4.00%	10/2027		598.5	564.1	560.3	(5)
Genesys Cloud Services Holdings I, LLC	First lien senior secured loan	8.38%	LIBOR (M)	4.00%	12/2027		400.0	391.0	383.3	(5)
Hyland Software, Inc.	First lien senior secured loan	7.88%	LIBOR (M)	3.50%	7/2024		997.4	985.7	982.7	(5)
Netsmart, Inc. and Netsmart Technologies, Inc.	First lien senior secured loan	8.38%	LIBOR (M)	4.00%	10/2027		997.5	965.0	958.8	(5)

See accompanying notes to consolidated financial statements.

ARES STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of December 31, 2022

(dollar amounts in thousands)

											% of
					Maturity	Shares/		Amortized			Net
Company(1)	Investment	Coupon(2)	Reference(4)	Spread(2)	Date	Units	Principal	Cost	Fair Value		Assets
Open Text Corporation	First lien senior secured loan	7.93%	SOFR (Q)	3.50%	11/2029		777.6	761.5	758.7	(3)(5)
Particle Luxembourg S.a.r.l.	First lien senior secured loan	9.98%	LIBOR (Q)	5.25%	2/2027		463.7	452.1	448.7	(3)(5)
Project Boost Purchaser, LLC	First lien senior secured loan	7.88%	LIBOR (M)	3.50%	6/2026		1,496.1	1,448.3	1,439.3
Proofpoint, Inc.	First lien senior secured loan	7.98%	LIBOR (Q)	3.25%	8/2028		997.5	960.8	957.0	(5)
Quest Software US Holdings Inc.	First lien senior secured loan	8.49%	SOFR (Q)	4.25%	2/2029		314.0	244.9	240.9	(5)
Sophia, L.P.	First lien senior secured loan	8.23%	LIBOR (Q)	3.50%	10/2027		997.5	965.1	960.7	(5)
Sophia, L.P.	First lien senior secured loan	8.57%	SOFR (M)	4.25%	10/2027		298.5	291.3	289.5	(5)
								1,256.4	1,250.2
TibCo Software Inc., Picard Parent, Inc., Picard MidCo, Inc., Picard HoldCo, LLC	First lien senior secured loan	9.18%	SOFR (Q)	4.50%	9/2028		500.0	445.0	441.9	(5)
Verscend Holding Corp.	First lien senior secured loan	8.38%	LIBOR (M)	4.00%	8/2025		847.8	845.7	840.7

								15,893.6	15,812.6		10.68%
Capital Goods
AI Aqua Merger Sub, Inc.(9)	First lien senior secured loan	7.84%	SOFR (Q)	3.75%	7/2028		868.2	823.2	816.1	(5)
Alliance Laundry Systems LLC	First lien senior secured loan	7.41%	LIBOR (Q)	3.50%	10/2027		997.4	976.9	976.7	(5)
Brookfield WEC Holdings Inc.	First lien senior secured loan	7.13%	LIBOR (M)	2.75%	8/2025		1,496.2	1,470.0	1,473.0	(5)
Brown Group Holding, LLC	First lien senior secured loan	6.88%	LIBOR (M)	2.50%	6/2028		1,296.5	1,278.7	1,270.7	(5)
Chart Industries, Inc.	First lien senior secured loan	8.21%	SOFR (Q)	3.75%	12/2029		1,300.0	1,267.5	1,284.6	(3)(5)
Clarios Global LP	First lien senior secured loan	7.63%	LIBOR (M)	3.25%	4/2026		1,000.0	985.0	977.9
Dynasty Acquisition Co., Inc.	First lien senior secured loan	7.92%	SOFR (M)	3.50%	4/2026		648.7	621.1	617.1
Dynasty Acquisition Co., Inc.	First lien senior secured loan	7.92%	SOFR (M)	3.50%	4/2026		348.7	333.9	331.8
								955.0	948.9
Generac Power Systems, Inc.	First lien senior secured loan	5.97%	SOFR (M)	1.75%	12/2026		1,150.0	1,124.2	1,116.6	(3)
Madison IAQ LLC	First lien senior secured loan	7.99%	LIBOR (Q)	3.25%	6/2028		1,246.8	1,158.9	1,157.2	(5)
Pike Corporation	First lien senior secured loan	7.82%	SOFR (M)	3.50%	1/2028		897.8	888.0	889.1
Pro Mach Group, Inc.	First lien senior secured loan	9.51%	SOFR (Q)	5.00%	8/2028		1,000.0	950.0	960.0	(5)
SRS Distribution Inc.	First lien senior secured loan	7.88%	LIBOR (M)	3.50%	6/2028		690.7	661.4	659.0	(5)
TransDigm Inc.	First lien senior secured loan	6.98%	LIBOR (Q)	2.25%	5/2025		498.7	495.0	492.8	(3)
TransDigm Inc.	First lien senior secured loan	7.83%	SOFR (Q)	3.25%	2/2027		500.0	490.1	497.6	(3)
								985.1	990.4
Wilsonart LLC	First lien senior secured loan	7.98%	LIBOR (Q)	3.25%	12/2026		1,396.4	1,328.7	1,325.9	(5)

								14,852.6	14,846.1		10.02%
Health Care Services
Agiliti Health, Inc.	First lien senior secured loan	6.88%	LIBOR (M)	2.75%	1/2026		1,196.9	1,170.0	1,165.5	(3)
AthenaHealth Group Inc., Minerva Holdco, Inc.(9)	First lien senior secured loan	7.82%	SOFR (M)	3.50%	2/2029		767.4	694.5	690.9	(5)
AthenaHealth Group Inc., Minerva Holdco, Inc(9)	First lien senior secured loan	7.41%	SOFR (M)	3.50%	2/2029		32.7	20.3	29.4	(5)
								714.8	720.3
Confluent Medical Technologies, Inc.	First lien senior secured loan	8.33%	SOFR (Q)	3.75%	2/2029		498.7	475.1	471.3	(5)(7)

See accompanying notes to consolidated financial statements.

ARES STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of December 31, 2022

(dollar amounts in thousands)

											% of
					Maturity	Shares/		Amortized			Net
Company(1)	Investment	Coupon(2)	Reference(4)	Spread(2)	Date	Units	Principal	Cost	Fair Value		Assets
Electron Bidco Inc.	First lien senior secured loan	7.39%	LIBOR (M)	3.00%	11/2028		997.5	975.0	969.8	(5)
Ensemble RCM, LLC	First lien senior secured loan	7.94%	SOFR (Q)	3.75%	8/2026		997.4	977.6	984.5
Mamba Purchaser, Inc.	First lien senior secured loan	7.89%	LIBOR (M)	3.50%	10/2028		1,296.6	1,245.0	1,235.6	(5)
Medline Borrower, LP	First lien senior secured loan	7.63%	LIBOR (M)	3.25%	10/2028		798.0	761.1	757.3	(5)
PointClickCare Technologies Inc.	First lien senior secured loan	7.75%	LIBOR (Q)	3.00%	12/2027		1,391.5	1,363.4	1,349.7	(3)(5)
Viant Medical Holdings, Inc.	First lien senior secured loan	8.13%	LIBOR (M)	3.75%	7/2025		1,586.8	1,401.8	1,394.1
Waystar Technologies, Inc.	First lien senior secured loan	8.38%	LIBOR (M)	4.00%	10/2026		1,496.2	1,475.6	1,467.5

								10,559.4	10,515.6		7.10%
Insurance Services
Acrisure, LLC	First lien senior secured loan	8.13%	LIBOR (M)	3.75%	2/2027		91.2	86.4	86.4	(5)
Acrisure, LLC	First lien senior secured loan	8.63%	LIBOR (M)	4.25%	2/2027		997.5	965.7	963.4	(5)
								1,052.1	1,049.8
Alliant Holdings Intermediate, LLC	First lien senior secured loan	7.63%	LIBOR (M)	3.25%	5/2025		997.4	983.1	983.2
Asurion, LLC	First lien senior secured loan	7.38%	LIBOR (M)	3.00%	11/2024		797.9	772.3	773.3
Asurion, LLC	First lien senior secured loan	7.63%	LIBOR (M)	3.25%	7/2027		199.5	174.1	174.2
								946.4	947.5
Hub International Limited	First lien senior secured loan	7.33%	LIBOR (Q)	3.00%	4/2025		997.4	984.5	985.3
Hyperion Refinance S.a r.l.	First lien senior secured loan	7.69%	LIBOR (M)	3.25%	11/2027		997.5	971.3	969.8	(3)(5)
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.)	First lien senior secured loan	7.63%	LIBOR (M)	3.25%	12/2025		1,346.5	1,308.1	1,308.0
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.)	First lien senior secured loan	8.13%	LIBOR (M)	3.75%	9/2026		399.0	389.6	391.1
								1,697.7	1,699.1
USI, Inc.	First lien senior secured loan	8.33%	SOFR (Q)	3.75%	11/2029		1,271.8	1,261.0	1,258.2	(5)

								7,896.1	7,892.9		5.33%
Materials
Charter Next Generation, Inc.	First lien senior secured loan	8.13%	LIBOR (M)	3.75%	12/2027		1,000.0	975.0	969.7	(5)
Mauser Packaging Solutions Holding Company	First lien senior secured loan	7.37%	LIBOR (M)	3.25%	4/2024		1,246.7	1,217.4	1,215.7
Pregis TopCo LLC	First lien senior secured loan	8.19%	SOFR (M)	3.75%	7/2026		1,196.9	1,170.0	1,161.3
Pretium PKG Holdings, Inc.	First lien senior secured loan	7.74%	LIBOR (Q)	4.00%	10/2028		299.2	239.4	237.7	(5)
Summit Materials, LLC	First lien senior secured loan	7.47%	SOFR (Q)	3.00%	12/2027		500.0	495.0	499.4	(3)
Trident TPI Holdings, Inc.	First lien senior secured loan	7.98%	LIBOR (Q)	3.25%	10/2024		1,246.7	1,237.4	1,230.0	(5)

								5,334.2	5,313.8		3.59%
Commercial & Professional Services
AlixPartners, LLP	First lien senior secured loan	7.13%	LIBOR (M)	2.75%	2/2028		997.5	989.2	987.8	(5)
Corporation Service Company	First lien senior secured loan	7.57%	SOFR (M)	3.25%	11/2029		1,000.0	991.9	987.5	(5)
The Dun & Bradstreet Corporation	First lien senior secured loan	7.64%	LIBOR (M)	3.25%	2/2026		575.7	569.0	569.5	(3)
Eagle Parent Corp.	First lien senior secured loan	8.83%	SOFR (Q)	4.25%	4/2029		997.5	978.8	977.5	(5)

See accompanying notes to consolidated financial statements.

ARES STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of December 31, 2022

(dollar amounts in thousands)

											% of
					Maturity	Shares/		Amortized			Net
Company(1)	Investment	Coupon(2)	Reference(4)	Spread(2)	Date	Units	Principal	Cost	Fair Value		Assets
North Haven Fairway Buyer, LLC, Fairway Lawns, LLC and Command Pest Control, LLC(9)	First lien senior secured loan	11.05%	SOFR (Q)	6.50%	5/2028		774.4	751.2	751.2	(5)(7)
North Haven Fairway Buyer, LLC, Fairway Lawns, LLC and Command Pest Control, LLC(9)	First lien senior secured loan	11.05%	SOFR (Q)	6.50%	11/2032		705.7	630.0	684.5	(5)(7)
								1,381.2	1,435.7

								4,910.1	4,958.0		3.35%
Media & Entertainment
AVSC Holding Corp.	First lien senior secured loan	7.68%	LIBOR (Q)	3.50%	3/2025		997.7	912.8	912.5	(5)
Charter Communications Operating, LLC	First lien senior secured loan	6.14%	LIBOR (M)	1.75%	2/2027		443.9	433.3	432.8	(3)
NASCAR Holdings, LLC	First lien senior secured loan	6.88%	LIBOR (M)	2.50%	10/2026		482.3	481.1	480.8
Red Ventures, LLC (New Imagitas, Inc.)	First lien senior secured loan	6.88%	LIBOR (M)	2.50%	11/2024		497.6	492.0	493.7
Univision Communications Inc.	First lien senior secured loan	7.13%	LIBOR (M)	2.75%	3/2024		500.2	500.2	499.1	(5)
William Morris Endeavor Entertainment, LLC (IMG Worldwide Holdings, LLC)	First lien senior secured loan	7.14%	LIBOR (M)	2.75%	5/2025		1,096.3	1,071.5	1,070.6	(3)

								3,890.9	3,889.5		2.63%
Pharmaceuticals, Biotechnology & Life Sciences
Alcami Corporation and ACM Note Holdings, LLC(9)	First lien senior secured loan	11.42%	SOFR (M)	7.00%	12/2028		4,109.6	3,884.6	3,883.6	(5)(7)

								3,884.6	3,883.6		2.62%

Diversified Financials
Focus Financial Partners, LLC	First lien senior secured loan	6.82%	SOFR (M)	2.50%	6/2028		189.1	184.7	185.1	(3)(5)
Focus Financial Partners, LLC	First lien senior secured loan	7.57%	SOFR (M)	3.25%	6/2028		698.3	693.0	688.9	(3)(5)
								877.7	874.0
MH Sub I, LLC (Micro Holding Corp.)	First lien senior secured loan	8.13%	LIBOR (M)	3.75%	9/2024		997.4	973.2	967.6
Nexus Buyer LLC	First lien senior secured loan	8.13%	LIBOR (M)	3.75%	11/2026		498.7	478.1	476.8
Polaris Newco, LLC	First lien senior secured loan	8.73%	LIBOR (Q)	4.00%	6/2028		548.6	504.5	499.4	(5)
Project Accelerate Parent, LLC	First lien senior secured loan	8.63%	LIBOR (M)	4.25%	1/2025		847.8	800.3	792.7	(5)

								3,633.8	3,610.5		2.44%
Technology Hardware & Equipment
Safe Fleet Holdings LLC	First lien senior secured loan	8.07%	SOFR (M)	3.75%	2/2029		1,561.1	1,512.3	1,505.5	(5)
TGG TS Acquisition Company	First lien senior secured loan	10.88%	LIBOR (M)	6.50%	12/2025		1,250.0	1,232.8	1,225.0

								2,745.1	2,730.5		1.84%
Retailing and Distribution
CNT Holdings I Corp	First lien senior secured loan	7.24%	SOFR (Q)	3.50%	11/2027		997.5	967.6	963.8	(5)
LS Group Opco Acquisition LLC (LS Group PropCo Acquisition LLC)	First lien senior secured loan	6.58%	LIBOR (Q)	3.25%	11/2027		748.1	737.2	735.9	(5)
SCIH Salt Holdings Inc.	First lien senior secured loan	8.41%	LIBOR (Q)	4.00%	3/2027		892.2	868.6	865.2	(5)

See accompanying notes to consolidated financial statements.

ARES STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of December 31, 2022

(dollar amounts in thousands)

											% of
					Maturity	Shares/		Amortized			Net
Company(1)	Investment	Coupon(2)	Reference(4)	Spread(2)	Date	Units	Principal	Cost	Fair Value		Assets
								2,573.4	2,564.9		1.73%
Food & Beverage
Froneri International Limited	First lien senior secured loan	6.63%	LIBOR (M)	2.25%	1/2027		1,113.8	1,084.9	1,082.1	(3)
Sycamore Buyer LLC	First lien senior secured loan	6.69%	SOFR (M)	2.25%	7/2029		1,000.0	980.0	973.5	(5)
Woof Holdings, Inc.	First lien senior secured loan	8.10%	LIBOR (M)	3.75%	12/2027		498.7	472.4	468.0	(5)

								2,537.3	2,523.6		1.70%
Automobiles & Components
American Axle & Manufacturing, Inc.	First lien senior secured loan	7.90%	SOFR (M)	3.50%	12/2029		500.0	485.1	488.3	(3)(5)
Wand Newco 3, Inc.	First lien senior secured loan	7.38%	LIBOR (M)	3.00%	2/2026		1,296.7	1,237.1	1,226.7

								1,722.2	1,715.0		1.16%
Energy
Freeport LNG Investments, LLLP	First lien senior secured loan	7.24%	LIBOR (Q)	3.00%	11/2026		500.0	475.0	471.7
Freeport LNG Investments, LLLP	First lien senior secured loan	7.74%	LIBOR (Q)	3.50%	12/2028		149.6	142.0	142.0	(5)
								617.0	613.7
Hamilton Projects Acquiror, LLC	First lien senior secured loan	9.23%	LIBOR (Q)	4.50%	6/2027		1,053.6	1,039.4	1,035.6	(5)

								1,656.4	1,649.3		1.11%

Education
Gems Menasa (Cayman) Limited	First lien senior secured loan	8.57%	LIBOR (S)	5.00%	7/2026		750.0	748.1	742.1	(3)(5)
Learning Care Group (US) No. 2 Inc.	First lien senior secured loan	7.98%	LIBOR (Q)	3.25%	3/2025		498.7	466.3	461.3	(5)
								1,214.4	1,203.4		0.81%

Transportation
AAdvantage Loyality IP Ltd. (American Airlines, Inc.)	First lien senior secured loan	8.99%	LIBOR (Q)	4.75%	4/2028		983.0	975.8	977.7	(3)(5)

								975.8	977.7		0.66%
Power Generation
Vistra Operations Company LLC	First lien senior secured loan	6.09%	LIBOR (M)	1.75%	12/2025		747.9	738.8	740.6	(3)

								738.8	740.6		0.50%
Consumer Durables & Apparel
Lakeshore Learning Materials, LLC	First lien senior secured loan	8.23%	LIBOR (Q)	3.50%	9/2028		748.1	735.0	729.4	(5)

								735.0	729.4		0.49%
Telecommunication Services
Iridium Satellite LLC	First lien senior secured loan	6.92%	LIBOR (Q)	2.50%	11/2026		498.6	495.5	493.4	(3)(5)

								495.5	493.4		0.33%
Investment Funds and Vehicles
The Edelman Financial Engines Center, LLC	First lien senior secured loan	7.88%	LIBOR (M)	3.50%	4/2028		498.7	477.7	464.2	(5)

								477.7	464.2		0.31%

Total Investments								$108,769.4	$108,529.2	(10)	73.28%
(1)	All of the Fund’s portfolio company investments, which as of December 31, 2022 represented 73% of the Fund’s net assets or 47% of the Fund’s total assets, are subject to legal restrictions on sales.

ARES STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of December 31, 2022

(dollar amounts in thousands)

(2)	Investments without an interest rate are non-income producing.
(3)

This portfolio company is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Fund may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Fund's total assets. Pursuant to Section 55(a) of the Investment Company Act, 9% of the Fund's total assets are represented by investments at fair value and other assets that are considered "non-qualifying assets" as of December 31, 2022.

(4)

Variable rate loans to the Fund’s portfolio companies bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”) at the borrower’s option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, the Fund has provided the interest rate in effect on the date presented.

(5)	Loan includes interest rate floor feature.
(6)

The acquisition dates for the equity investments in Infinity Home Services HoldCo, Inc. and IHS Parent Holdings, L.P. and Leviathan Intermediate Holdco, LLC and Leviathan Holdings, L.P. are December 28, 2022 and December 27, 2022, respectively.

(7)

These investments were valued using unobservable inputs and are considered Level 3 investments. See Note 7 to the consolidated financial statements for more information regarding the fair value of the Fund’s investments.

(8)

As of December 31, 2022, the estimated net unrealized loss for federal tax purposes was $0.3 million based on a tax cost basis of $108.6 million. As of December 31, 2022, the estimated aggregate gross unrealized loss for federal income tax purposes was $0.4 million and the estimated aggregate gross unrealized gain for federal income tax purposes was $0.1 million.

(9)

As of December 31, 2022, the Fund had the following commitments to fund various revolving and delayed draw senior secured loans, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and letters of credit and there can be no assurance that such conditions will be satisfied. See Note 6 for further information on revolving and delayed draw loan commitments, including commitments to issue letters of credit, related to certain portfolio companies.

See accompanying notes to consolidated financial statements.

ARES STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of December 31, 2022

(dollar amounts in thousands)

				Less:	Less: unavailable	Total net adjusted
				commitments	commitments due	unfunded
	Total revolving			substantially at	to borrowing base	revolving and
(in thousands)	and delayed draw	Less: funded	Total unfunded	discretion of the	or other covenant	delayed draw
Portfolio Company	loan commitments	commitments	commitments	Fund	restrictions	commitments
AI Aqua Merger Sub, Inc.	$129.6	$—	$129.6	$—	$—	$129.6
Alcami Corporation and ACM Note Holdings, LLC	890.4	—	890.4	—	—	890.4
AthenaHealth Group Inc., Minerva Holdco, Inc. and BCPE Co-Invest (A), LP	98.0	—	98.0	—	—	98.0
Infinity Home Services HoldCo, Inc. and IHS Parent Holdings, L.P.	1,590.9	—	1,590.9	—	—	1,590.9
Leviathan Intermediate Holdco, LLC and Leviathan Holdings, L.P.	182.2	(24.3)	157.9	—	—	157.9
North Haven Fairway Buyer, LLC, Fairway Lawns, LLC and Command Pest Control, LLC	3,519.9	—	3,519.9	—	—	3,519.9
	$6,411.0	$(24.3)	$6,386.7	$—	$—	$6,386.7

(10)

All investments are non-controlled, non-affiliated investment. Non-controlled, non-affiliated investments are defined as investments in which the Fund owns less than 5% of the portfolio company’s outstanding voting securities and does not have the power to exercise control over the management or policies of such portfolio company.

See accompanying notes to consolidated financial statements.

ARES STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

(in thousands)

For the period from
December 5, 2022
(commencement of
operations) to
December 31, 2022
Decrease in net assets from operations:
Net investment income	$183
Net realized gains on investments	54
Net unrealized losses on investments	(311)
Net decrease in net assets from operations	(74)
Share transactions:
Proceeds from shares sold	148,147
Net increase from share transactions	148,147
Total increase in net assets	148,073
Net assets, beginning of period	25
Net assets, end of period	$148,098

See accompanying notes to consolidated financial statements.

ARES STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

For the period from
December 5, 2022
(commencement of
operations) to
December 31, 2022
OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(74)
Adjustments to reconcile net decrease in net assets resulting from operations:
Net realized gains on investments	(54)
Net unrealized losses on investments	311
Net accretion of investments	(10)
Amortization of debt issuance costs	40
Changes in operating assets and liabilities:
Interest receivable	(139)
Other assets	(140)
Net cash used in operating activities	(66)
INVESTING ACTIVITIES:
Purchases of investments	(30,133)
Proceeds from repayments or sales of investments	1,591
Net cash used in investing activities	(28,542)
FINANCING ACTIVITIES:
Debt issuance costs paid	(6,147)
Proceeds from issuance of common shares	148,147
Net cash provided by financing activities	142,000
CHANGE IN CASH AND CASH EQUIVALENTS	113,392
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	25
CASH AND CASH EQUIVALENTS, END OF PERIOD	$113,417

See accompanying notes to consolidated financial statements.

ARES STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of December 31, 2022

(in thousands, except per share data, percentages and as otherwise indicated;

for example, with the word “million” or otherwise)

1. ORGANIZATION

Ares Strategic Income Fund (together with its consolidated wholly owned subsidiary, ASIF Holdings, Inc., the “Fund”) is a Delaware statutory trust formed on March 15, 2022. The Fund is a closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”). The Fund intends to elect to be treated and to operate in a manner so as to qualify annually as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund is externally managed by Ares Capital Management LLC (“Ares Capital Management” or the Fund’s “investment adviser”), a subsidiary of Ares Management Corporation (NYSE:ARES) (“Ares Management”), a publicly traded, leading global alternative investment manager, pursuant to an investment advisory and management agreement. Ares Operations LLC (“Ares Operations” or the Fund’s “administrator”), a subsidiary of Ares Management, provides certain administrative and other services necessary for the Fund to operate.

The Fund’s investment objective is to generate current income and, to a lesser extent, long-term capital appreciation. The Fund seeks to invest primarily in first lien senior secured loans, second lien senior secured loans, subordinated secured and unsecured loans, subordinated debt, which in some cases includes equity and/or preferred components, and other types of credit instruments which may include commercial real estate mezzanine loans, real estate mortgages, distressed investments, securitized products, notes, bills, debentures, bank loans, convertible and preferred securities, infrastructure debt and government and municipal obligations, made to or issued by U.S. middle-market companies, which the Fund generally defines as companies with annual EBITDA between $10 million and $250 million. As used herein, EBITDA represents annual net income before net interest expense, income tax expense, depreciation and amortization. For cash management and other purposes, the Fund also intends to invest in broadly syndicated loans and other more liquid credit investments, including in publicly traded debt instruments and other instruments that are not directly originated. The Fund intends to primarily invest in illiquid and restricted investments, and while most of the Fund’s investments are expected to be in private U.S. companies (the Fund generally have to invest at least 70% of its total assets in “qualifying assets,” including private U.S. companies), the Fund may also invest from time to time in non-U.S. companies. The Fund’s portfolio may also include equity securities such as common stock, preferred stock, warrants or options, which may be obtained as part of providing a broader financing solution. Under normal circumstances, the Fund will invest directly or indirectly at least 80% of its total assets (net assets plus borrowings for investment purposes) in debt instruments of varying maturities.

On October 6, 2022, an affiliate of the Fund’s investment adviser, as its sole initial shareholder, purchased 1,000 shares of the Fund’s Class I common shares.

Beginning in November 2022, the Fund entered into agreements with several investors pursuant to which such investors have committed to purchase the Fund’s Class I shares (the “Private Placement”). The Private Placement was conducted pursuant to Section 4(a)(2) of the Securities Act and Rule 506(b) promulgated under the Securities Act and was thus exempt from registration under the Securities Act as it was made only to investors (or advisors and/or managers of such investors) with whom our investment adviser had substantive pre-existing relationships, as each of such investors (or such investor’s advisors and/or managers) was known by our investment adviser (or persons acting on our investment adviser's behalf ) due to a prior investment relationship with entities affiliated with Ares, and who are “accredited investors” under Rule 501(a) of the Securities Act.

Pursuant to such agreements entered into between the Fund and each investor in connection with the Private Placement (the “Private Placement Agreements”), the investors participating in the Private Placement (the “Private Placement Investors”) committed to purchase Class I shares at an initial offering price of $25.00 per share, to be adjusted following the initial drawdown of such Private Placement Investor’s subscription to a price per share equal to the net asset value (“NAV”) per share as of the most recently completed month-end prior to the date of such drawdown.

The Fund commenced operations on December 5, 2022 after the Fund received initial capital from the Private Placement. The Fund intends to offer on a continuous basis up to $7.5 billion of its common shares of beneficial interest, including Class S shares, Class D shares and Class I shares (“Common Shares”), pursuant to an offering (the “Offering”) registered with the Securities Exchange Commission (the “SEC”). Subject to the receipt of an exemptive relief order from the SEC, the Fund intends to offer to sell any combination of three classes of Common Shares, consisting of Class S shares, Class D shares, and Class I shares, with a dollar value up to the maximum offering amount. The share classes have different ongoing shareholder servicing and/or distribution fees. The Fund has submitted an application to the SEC for an exemptive order to permit the Fund to offer multiple classes of its Common Shares. Until an exemptive order satisfactory to the Fund and the SEC is granted, the Fund will only offer Class I shares and will not offer or issue Class S or Class D shares. There can be no assurance the SEC will grant the Fund such relief that is acceptable to the Fund and the SEC. In the Offering, the purchase price per share for each class of Common Shares will equal the Fund’s NAV per share, as of the effective date of the monthly share purchase date. The Offering is a “best efforts” offering, which means that Ares Wealth Management Solutions, LLC, the “intermediary manager” for the Offering and an affiliate of the Fund’s investment adviser, will use its best efforts to sell Common Shares, but is not obligated to purchase or sell any specific amount of shares.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“GAAP”). The Fund is an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies. The consolidated financial statements reflect all adjustments and reclassifications that, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated. The Fund’s first fiscal period ended on December 31, 2022.

Cash and Cash Equivalents

Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market account. Cash and cash equivalents are carried at cost which approximates fair value.

Concentration of Credit Risk

The Fund places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investments

Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

Pursuant to Rule 2a-5 of the Investment Company Act, the Fund's board of trustees has designated the investment adviser as its “valuation designee” to perform fair value determinations for investments held by the Fund without readily available market quotations.

Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, the Fund’s investment adviser, as the valuation designee, looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of the Fund’s investments) are valued at fair value as determined in good faith by the Fund’s investment adviser, as the valuation designee, subject to the oversight of the Fund’s board of trustees, based on, among other things, the input of the Fund’s independent third-party valuation firms that have been engaged to support the valuation of such portfolio investments at least once during a trailing 12-month period (with certain de minimis exceptions) and under the valuation policy and a consistently applied valuation process. In addition, the Fund’s independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, the Fund’s investment valuation process within the context of performing the Fund’s integrated audit.

Because there is not a readily available market value for most of the investments in its portfolio, substantially all of the Fund's portfolio investments are valued at fair value as determined in good faith by its investment adviser, as the valuation designee, as described herein. As part of the valuation process for investments that do not have readily available market prices, the Fund’s investment adviser may take into account the following types of factors, if relevant, in determining the fair value of the Fund’s investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Fund’s investment adviser considers the pricing indicated by the external event to corroborate its valuation.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, the Fund could realize significantly less than the value at which the Fund has recorded it. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned. All investments are recorded at their fair value.

The Fund’s investment adviser, as the valuation designee, subject to the oversight of the board of trustees, undertakes a multi‑step valuation process each quarter, as described below:

●	The Fund’s quarterly valuation process begins with a preliminary valuation being prepared by the investment professionals responsible for the portfolio investment in conjunction with the Fund’s portfolio management team and valuation team.
●	Preliminary valuations are reviewed and discussed by the valuation committee of the Fund’s investment adviser.
●	The valuation committee of the Fund’s investment adviser determines the fair value of each investment in the Fund’s portfolio without a readily available market quotation in good faith based on, among other things, the input of the independent third‑party valuation firms, where applicable.

When the Fund's investment adviser determines the Fund's NAV as of the last day of a month that is not also the last day of a calendar quarter, the Fund's investment adviser intends to update the value of securities with reliable market quotations to the most recent market quotation. For securities without reliable market quotations, the Fund's investment adviser will generally value such assets at the most recent quarterly valuation unless the Fund's investment adviser determines that a significant observable change has occurred since the most recent quarter end with respect to the investment (which determination may be as a result of a material event at a portfolio company, material change in market spreads, secondary market transaction in the securities of an investment or otherwise). If the Fund's investment adviser determines such a change has occurred with respect to one or more investments, the Fund's investment adviser will determine whether to update the value for each relevant investment. See Note 7 for more information on the Fund’s valuation process.

Interest Income Recognition

Interest income is recorded on an accrual basis and includes the accretion of discounts, amortization of premiums and payment-in-kind (“PIK”) interest. Discounts from and premiums to par value on investments purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. To the extent loans contain PIK provisions, PIK interest, computed at the contractual rate specified in each applicable agreement, is accrued and recorded as interest income and added to the principal balance of the loan. PIK interest income added to the principal balance is generally collected upon repayment of the outstanding principal. To maintain the Fund’s tax treatment as a RIC, this non-cash source of income must be paid out to shareholders in the form of dividends for the year the income was earned, even though the Fund has not yet collected the cash. The amortized cost of investments represents the original cost adjusted for any accretion of discounts, amortization of premiums and PIK interest.

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon the Fund’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid or there is no longer any reasonable doubt that such principal or interest will be collected in full and, in the Fund’s judgment, are likely to remain current. The Fund may make exceptions to this policy if the loan has sufficient collateral value (i.e., typically measured as enterprise value of the portfolio company) or is in the process of collection.

Dividend Income Recognition

Dividend income on preferred equity is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. To the extent a preferred equity contains PIK provisions, PIK dividends, computed at the contractual rate specified in each applicable agreement, are accrued and recorded as dividend income and added to the principal balance of the preferred equity. PIK dividends added to the principal balance are generally collected upon redemption of the equity.

Other Income

Other income includes amendment fees that are fixed based on contractual terms and are generally non-recurring and non-refundable and are recognized as revenue when earned upon closing of the related transaction. Other income also includes fees for management and consulting services, loan guarantees, commitments and other services rendered by the Fund to portfolio companies. Such fees are fixed based on contractual terms and are recognized as income as services are rendered.

Organization and Offering Costs

Costs associated with the organization of the Fund are expensed as incurred upon commencement of the Fund’s operations on December 5, 2022. Costs associated with the offering of Common Shares of the Fund will be capitalized as deferred offering expenses and included in other assets on the consolidated statements of assets and liabilities and amortized over a twelve-month period from incurrence. Refer to “Note 6. Commitments and Contingencies” for additional details.

Distributions

To the extent that the Fund has taxable income available, the Fund currently intends to make monthly distributions to its shareholders, commencing with the first full calendar quarter after the Fund holds the first closing in the registered public offering. Distributions to shareholders are recorded on the record date. All distributions will be paid at the sole discretion of the board of trustees and will depend on the Fund’s earnings, financial condition, maintenance of the Fund’s tax treatment as a RIC, compliance with applicable BDC regulations and such other factors as the board of trustees may deem relevant from time to time.

Income Taxes

The Fund intends to elect to be treated as a RIC under the Code and operates in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. To qualify for tax treatment as a RIC, the Fund must, among other requirements, meet certain source-of- income and asset diversification requirements and timely distribute to its shareholders at least 90% of its investment company taxable income, as defined by the Code, for each year. The Fund intends to make the requisite distributions to its shareholders, which will generally relieve the Fund from U.S. federal corporate-level income taxes.

Depending on the level of taxable income earned in a tax year, the Fund may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Fund determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, the Fund accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

Use of Estimates in the Preparation of the Consolidated Financial Statements

The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

Recent Accounting Pronouncements

The Fund does not believe any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the consolidated financial statements.

3. AGREEMENTS

Investment Advisory and Management Agreement

The Fund is party to an investment advisory and management agreement with Ares Capital Management. Subject to the overall supervision of the board of trustees and in accordance with the Investment Company Act, Ares Capital Management provides investment advisory and management services to the Fund. For providing these services, Ares Capital Management receives fees from the Fund consisting of a base management fee and an incentive fee. The cost of the base management fee and the incentive fee is ultimately borne by the shareholders. Without payment of any penalty, the Fund has the right to terminate the investment advisory and management agreement upon 60 days’ written notice, and Ares Capital Management has the right to terminate the agreement upon 120 days’ written notice.

The base management fee is payable monthly in arrears at an annual rate of 1.25% of the value of the Fund’s net assets as of the beginning of the first calendar day of the applicable month. For purposes of the investment advisory and management agreement, net assets means the Fund’s total assets less liabilities, determined on a consolidated basis in accordance with GAAP. For the first calendar month, December 2022, in which the Fund had operations, net assets, as defined by GAAP, were measured as the beginning net assets as of the effective date of the investment advisory and management agreement, which was November 22, 2022.

The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of the Fund’s income and a portion is based on a percentage of the Fund’s capital gains, each as described below.

(i)       Income Based Incentive Fee

The portion based on the Fund’s income is based on pre-incentive fee net investment income, as defined in the investment advisory and management agreement, for the quarter. “Pre-incentive fee net investment income” means, as the context requires, either the dollar value of, or percentage rate of return on the value of the Fund’s net assets in accordance with GAAP at the end of the immediately preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses accrued for the quarter (including the base management fee, expenses payable under the administration agreement entered into between the Fund and the Fund’s administrator, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees).

Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as market or original issue discount, debt investments with PIK interest, preferred stock with PIK dividends and zero coupon securities), accrued income that the Fund has not yet received in cash. The Fund’s investment adviser is not under any obligation to reimburse the Fund for any part of the income based fees it receives that are based on accrued interest income that the Fund never actually receive. Pre-incentive fee net investment income is not adjusted for incentive fee payments or any shareholder servicing and/or distribution fee payments by the Class S Shares and the Class D Shares. Accordingly, pre-incentive fee net investment income may be calculated on higher amounts of income than the Fund may ultimately realize.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from pre-incentive fee net investment income. See “Expense Support and Conditional Reimbursement Agreement” below. Because of the structure of the income based incentive fee, it is possible that the Fund may pay such fees in a quarter where it incurs a loss. For example, if the Fund receives pre-incentive fee net investment income in excess of the hurdle rate for a quarter, the Fund will pay the applicable income based incentive fee even if the Fund has incurred a loss in that quarter due to realized and/or unrealized losses.

Pre-incentive fee net investment income, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding quarter, is compared to a “hurdle rate” of 1.25% per quarter (5.0% annualized).

The Fund pays its investment adviser an incentive fee quarterly in arrears with respect to the Fund’s pre-incentive fee net investment income in each calendar quarter as follows:

●	No incentive fee based on pre-incentive fee net investment income in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 1.25% per quarter (5.00% annualized);
●	100% of the dollar amount of Fund’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). This portion of the pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 1.43%) is referred to as the “catch-up”. The “catch-up” is meant to provide the Fund’s investment adviser with 12.5% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 1.43% in any calendar quarter; and
●	12.5% of the dollar amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds a rate of return of 1.43% (5.72% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 12.5% of all pre-incentive fee net investment income thereafter are allocated to the investment adviser.

The fees that are payable under the investment advisory and management agreement for any partial period will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant period.

(ii)       Capital Gains Incentive Fee

The second component of the incentive fee, the capital gains incentive fee, is payable in arrears at the end of each calendar year in an amount equal to 12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, as calculated in accordance with GAAP, less the aggregate amount of any previously paid capital gains incentive fees.

Notwithstanding the foregoing, if the Fund is required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by the Fund (including, for example, as a result of the application of the asset acquisition method of accounting), then solely for the purposes of calculating the capital gains incentive fee, the “accreted or amortized cost basis” of an investment shall be an amount (the “Contractual Cost Basis”) equal to (1) (x) the actual amount paid by the Fund for such investment plus (y) any amounts recorded in the Fund’s consolidated financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in the Fund’s consolidated financial statements, including PIK interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in the Fund’s consolidated financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. In no event will the capital gains incentive fee payable pursuant to the investment advisory and management agreement be in excess of the amount permitted by the Investment Advisers Act of 1940, or the “Advisers Act,” including Section 205 thereof. If the investment advisory and management agreement shall terminate as of a date that is not a calendar year end, the termination shall be treated as though it were a calendar year end for purposes of calculating and paying a capital gains incentive fee.

The fees that are payable under the investment advisory and management agreement for any partial period will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant period.

The Fund commenced operations on December 5, 2022 after the Fund received initial capital from the Private Placement. In connection with the commencement of the Fund’s operations, the investment advisory and management agreement became effective and the base management fee and any incentive fees, as applicable, payable by the Fund to the Fund’s investment adviser under the investment advisory and management agreement began to accrue.

The base management fee, income based incentive fee and capital gains incentive fee for the period from December 5, 2022 (commencement of operations) to December 31, 2022 were as follows:

Base management fee	$130
Income based incentive fee	$—
Capital gains incentive fee(1)	$—

(1)Calculated in accordance with GAAP as discussed below.

There was no capital gains incentive fee payable to the Fund’s investment adviser as calculated under the investment advisory and management agreement for the period from December 5, 2022 (commencement of operations) to December 31, 2022. GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains incentive fee plus the aggregate cumulative unrealized capital appreciation, net of any expense associated with cumulative unrealized capital depreciation or appreciation. If such amount is positive at the end of a period, then GAAP requires the Fund to record a capital gains incentive fee equal to 12.5% of such cumulative amount, less the aggregate amount of actual capital gains incentive fees paid or capital gains incentive fees accrued under GAAP in all prior periods. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future.

The services of all investment professionals of the Fund’s investment adviser and its staff, when and to the extent engaged in providing investment advisory services to the Fund and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Fund’s investment adviser. Under the investment advisory and management agreement, the Fund bears all other costs and expenses of its operations and transactions, including, but not limited to, those relating to: organization and offering expenses of the Fund associated with the Offering, as provided for in Financial Industry Regulatory Authority, Inc. Conduct Rule 2310(a)(12), but excluding any shareholder servicing and/or distribution fees; calculation of the Fund’s NAV (including the cost and expenses of any independent valuation firm or pricing services); expenses incurred by the Fund’s investment adviser payable to third parties, including agents, consultants or other advisers, in monitoring the Fund’s financial and legal affairs and in monitoring the Fund’s investments (including the cost of consultants hired to develop information technology systems designed to monitor the Fund’s investments) and performing due diligence on the Fund’s prospective portfolio companies; interest payable on indebtedness, if any, incurred to finance the Fund’s investments; offerings of the Fund’s Common Shares and other securities; the costs of effecting any repurchases of the Common Shares and the Fund’s other securities; investment advisory fees, including management fees and incentive fees; administration fees, if any, payable under the administration agreement; fees payable, if any, under any intermediary manager or selected intermediary agreements; shareholder servicing and/or distribution fees payable under the Fund’s Distribution and Shareholder Servicing Plan adopted pursuant to Rule 12b-1 under the 1940 Act; fees payable to third parties, including agents, consultants or other advisers, relating to, or associated with, evaluating and making investments (including payments to third party vendors for financial information services); transfer agent, escrow agent and custodial fees and expenses; federal and state registration fees; all costs of registration and listing the Fund’s Common Shares or any other securities on any securities exchange; federal, state and local taxes; independent trustees’ fees and expenses; costs of preparing and filing reports or other documents required by governmental bodies (including the SEC) and state administrators; the costs of any reports, proxy statements or other notices to shareholders, including printing and other related costs; commissions and other compensation payable to brokers or dealers; to the extent the Fund is covered by any joint insurance policies, the Fund’s allocable portion of the fidelity bond, trustees and officers’ errors or omissions liability insurance and any other insurance premiums; outside legal expenses; accounting expenses (including fees and disbursements and expenses related to the audit of the Fund and the preparation of the Fund’s tax information); direct costs and expenses of administration, including printing, mailing, long distance telephone, cellular phone and data service, copying, and staff; and all other expenses incurred by the Fund or its administrator in connection with administering the Fund’s business as described in more detail under “Administration Agreement” below.

Administration Agreement

The Fund is party to an administration agreement, referred to herein as the “administration agreement”, with its administrator, Ares Operations. The Fund’s board of trustees, including the Fund’s independent trustees, approved the administration agreement with Ares Operations at a board meeting held on September 9, 2022. In approving the administration agreement, the board of trustees considered information with respect to the nature, extent and quality of services to be provided to the Fund by the administrator, the reasonableness of the estimated costs of the services to be provided by the administrator, whether the Fund would be able to obtain similar services at cost from other third-party service providers, and the limited potential for additional benefits to be derived by the administrator and its affiliates as a result of the Fund’s proposed relationship with the administrator.

Pursuant to the administration agreement, Ares Operations furnishes the Fund with office equipment and clerical, bookkeeping and record keeping services at the Fund’s office facilities. Under the administration agreement, Ares Operations may also arrange for the services of, and oversee custodians, depositories, transfer agents, escrow agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. Ares Operations also performs, or oversees the performance of, the Fund’s required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology and investor relations, being responsible for the financial and other records that the Fund is required to maintain and preparing reports to its shareholders and reports and other materials required to be filed with the SEC or any other regulatory authority. In addition, Ares Operations assists the Fund in determining and publishing its NAV, assists the Fund in providing managerial assistance to its portfolio companies, oversees the preparation and filing of the Fund’s tax returns and the printing and dissemination of reports to its shareholders, and generally oversees the payment of its expenses and the performance of administrative and professional services rendered to the Fund by others. Payments under the administration agreement are equal to an amount based upon the Fund’s allocable portion of Ares Operations’ overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including the Fund’s allocable portion of the compensation, rent and other expenses of certain of the Fund’s officers and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

For the period from December 5, 2022 (commencement of operations) to December 31, 2022, the Fund did not incur any administrative fees.

Intermediary Manager Agreement

The Fund intends to be a party to an intermediary manager agreement (the “Intermediary Manager Agreement”) with Ares Wealth Management Solutions, LLC (the “Intermediary Manager”), an affiliate of the Fund’s investment adviser. The Intermediary Manager is entitled to receive shareholder servicing and/or distribution fees monthly in arrears at an annual rate of 0.85% and 0.25% of the value of the Fund’s net assets attributable to Class S shares and Class D shares, respectively, as of the beginning of the first calendar day of the month. No shareholder servicing and/or distribution fees will be paid with respect to Class I shares. The shareholder servicing and/or distribution fees will be payable to the Intermediary Manager, but the Intermediary Manager anticipates that all or a portion of the shareholder servicing and/or distribution fees will be retained by, or reallowed (paid) to, participating broker dealers.

The Intermediary Manager is a broker-dealer registered with the SEC and a member of the Financial Industry Regulatory Authority, Inc.

The Intermediary Manager Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Fund’s trustees who are not “interested persons”, as defined in the Investment Company Act, of the Fund and who have no direct or indirect financial interest in the operation of the Fund’s distribution plan or the Intermediary Manager Agreement or by vote of a majority of the outstanding voting securities of the Fund, on not more than 60 days’ written notice to the Intermediary Manager or the Fund’s investment adviser. The Intermediary Manager Agreement automatically terminates in the event of its assignment, as defined in the Investment Company Act.

Expense Support and Conditional Reimbursement Agreement

The Fund has entered into an expense support and conditional reimbursement agreement (the “Expense Support and Conditional Reimbursement Agreement”) with the Fund’s investment adviser, pursuant to which, among other things, the Fund’s investment adviser has agreed to advance a portion of the Fund’s organization and initial offering expenses, which includes all of the Fund’s organization and initial offering expenses incurred in connection with the Private Placement. The Fund’s investment adviser may also elect to pay certain of the Fund’s other expenses on the Fund’s behalf (each, an “Expense Payment”), provided that no portion of an Expense Payment will be used to pay any interest expense or shareholder servicing and/or distribution fees of the Fund. Any Expense Payment that the Fund’s investment adviser has committed to pay must be paid by the Fund’s investment adviser to the Fund in any combination of cash or other immediately available funds no later than forty-five days after such commitment was made in writing, and/or offset against amounts due from the Fund to the Fund’s investment adviser or its affiliates.

Following any calendar month in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Fund’s shareholders based on distributions declared with respect to record dates occurring in such calendar month (the amount of such excess being hereinafter referred to as “Excess Operating Funds”), the Fund shall pay such Excess Operating Funds, or a portion thereof, to the Fund’s investment adviser until such time as all Expense Payments made by the Fund’s investment adviser to the Fund within three years prior to the last business day of the applicable calendar month in which such reimbursement payment obligation is accrued. Any payments required to be made by the Fund shall be referred to herein as a “Reimbursement Payment.” Reimbursement Payments are conditioned on (i) an expense ratio (excluding any management or incentive fee) that, after giving effect to the recoupment, is lower than the expense ratio (excluding any management or incentive fee) at the time of the fee waiver or expense reimbursement and (ii) a distribution level (exclusive of return of capital, if any) equal to, or greater than, the rate at the time of the waiver or reimbursement. “Available Operating Funds” means the sum of (i) net investment company taxable income (including net short-term capital gains reduced by net long-term capital losses), (ii) net capital gains (including the excess of net long-term capital gains over net short-term capital losses) and (iii) dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

The Fund’s obligation to make a Reimbursement Payment shall automatically become a liability of the Fund on the last business day of the applicable calendar month, except to the extent the Fund’s investment adviser has waived its right to receive such payment for the applicable month. Reimbursement Payments for a given Expense Payment must be made within three years of the last business day of the applicable calendar month in which such Reimbursement Payment obligation is accrued. The expense support is measured on a per share class basis.

The following table presents a summary of Expense Payments and the related Reimbursement Payments since the Fund’s commencement of operations:

Ratio of
			Expense		Operating
	Expense		Support No		Expenses to	Annualized
	Support	Recoupment	Longer Eligible	Unreimbursed	Average Net	Distribution	Eligible for
	from the	of Expense	for	Expense	Assets for the	Ratios for the	Reimbursement
For the Month Ended	Adviser	Support	Reimbursement	Support	Period(1)	Period	through
December 31, 2022	$1,449	$—	$—	$1,449	5.04%	$—	12/30/2025

(1)Excludes organization costs, base management fee and incentive fee.

4. INVESTMENTS

As of December 31, 2022, investments consisted of the following:

	Amortized Cost(1)	Fair Value
First lien senior secured loans	$108,669	$108,429
Other equity	100	100
Total	$108,769	$108,529

(1)The amortized cost represents the original cost adjusted for any accretion of discounts, amortization of premiums and PIK interest or dividends.

The Fund uses Global Industry Classification Standards for classifying the industry groupings of its portfolio companies. The industrial and geographic compositions of the Fund’s portfolio at fair value as of December 31, 2022 were as follows:

Industry
Consumer Services	20.3%
Software & Services	14.6
Capital Goods	13.7
Health Care Services	9.7
Insurance Services	7.3
Materials	4.9
Commercial & Professional Services	4.6
Media & Entertainment	3.6
Pharmaceuticals, Biotechnology & Life Sciences	3.6
Diversified Financials	3.3
Technology Hardware & Equipment	2.5
Retailing and Distribution	2.3
Food & Beverage	2.3
Automobiles & Components	1.6
Energy	1.5
Other	4.2
Total	100.0%

Geographic Region
United States	94.9%
Europe	2.5
Canada	1.9
Cayman Islands	0.7
Total	100.0%

As of December 31, 2022, none of the loans were on non-accrual status.

5. DEBT

In accordance with the Investment Company Act, a BDC generally is allowed to borrow amounts such that its asset coverage, calculated pursuant to the Investment Company Act, is at least 150% (or 200% if certain requirements under the Investment Company Act are not met) immediately after such borrowing. The Fund’s sole initial shareholder has approved a proposal that allows the Fund to reduce its asset coverage ratio applicable to senior securities from 200% to 150%.

Credit Facility

On December 20, 2022, the Fund entered into a senior secured revolving credit facility agreement with JPMorgan Chase Bank, N.A. and each of the other parties thereto (the “Credit Facility”), that allows the Fund to borrow up to $625,000 at any one time outstanding. The end of the revolving period and the stated maturity date are December 20, 2026 and December 20, 2027, respectively. The Credit Facility also provides for a feature that allows the Fund, under certain circumstances, to increase the overall size of the Credit Facility to a maximum of $1,050,000. The Credit Facility generally requires payments of interest at the end of each Secured Overnight Financing Rate (“SOFR”) interest period, but no less frequently than quarterly, on SOFR based loans, and monthly payments of interest on other loans. Subsequent to the end of the respective revolving periods and prior to the respective stated maturity dates, the Fund is required to repay the relevant outstanding principal amounts under both the term loan tranche and revolving tranche on a monthly basis in an amount equal to 1/12th of the outstanding principal amount at the end of the respective revolving periods.

Under the Credit Facility, the Fund is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) maintaining a certain minimum shareholders’ equity, (e) maintaining a ratio of total assets (less total liabilities not representing indebtedness) to total indebtedness of the Fund (subject to certain exceptions) of not less than 1.5:1.0, (f) limitations on pledging certain unencumbered assets, and (g) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Fund. These covenants are subject to important limitations and exceptions that are described in the documents governing the Credit Facility. Amounts available to borrow under the Credit Facility (and the incurrence of certain other permitted debt) are also subject to compliance with a borrowing base that applies different advance rates to different types of assets (based on their value as determined pursuant to the Credit Facility) that are pledged as collateral. As of December 31, 2022, the Fund was in compliance in all material respects with the terms of the Credit Facility.

As of December 31, 2022, there was no borrowings under the Credit Facility. The Credit Facility also provides for a sub-limit for the issuance of letters of credit for up to an aggregate amount of $100,000. As of December 31, 2022, the Fund had no letters of credit issued through the Credit Facility. The amount available for borrowing under the Credit Facility is reduced by any letters of credit issued.

The interest rate charged on the Credit Facility is based on SOFR plus a credit spread adjustment of 0.10% (or an alternate rate of interest for certain loans, commitments and/or other extensions of credit denominated in approved foreign currencies plus a spread adjustment, if applicable) and an applicable spread of either 1.75% or 1.875% or an “alternate base rate” (as defined in the agreements governing the Credit Facility) plus an applicable spread of 0.75% or 0.875%, in each case, determined monthly based on the total amount of the borrowing base relative to the sum of (i) the greater of (a) the aggregate amount of revolving exposure and term loans outstanding under the Credit Facility and (b) 85% of the total commitments of the Credit Facility (or, if higher, the total revolving exposure) plus (ii) other debt, if any, secured by the same collateral as the Credit Facility. The Credit Facility allows for borrowings to be made using one, three or six month SOFR. As of December 31, 2022, the applicable spread in effect was 1.875%. In addition to the stated interest expense on the Credit Facility, the Fund is required to pay a commitment fee of 0.375% per annum on any unused portion of the Credit Facility. The Fund is also required to pay a letter of credit fee of 0.25% per annum on letters of credit issued and the applicable spread.

6. COMMITMENTS AND CONTINGENCIES

The Fund’s investment adviser has agreed to advance a portion of the Fund’s organization and initial offering expenses, including in connection with the Private Placement, subject to the conditions contained in the Expense Support and Conditional Reimbursement Agreement. The Fund has not recognized any accrued expenses related to the offering costs because a successful registered offering has not occurred as of December 31, 2022. The total offering costs (which includes all offering expenses incurred in connection with the Private Placement) incurred through December 31, 2022 were approximately $2,506.

Investment Commitments

The Fund’s investment portfolio may contain debt investments which are in the form of revolving and delayed draw loan commitments, which require the Fund to provide funding when requested by portfolio companies in accordance with underlying loan agreements. As of December 31, 2022, the Fund had total commitments to fund revolving and delayed draw terms loans in the aggregate principal amount of $6,411, of which $6,387 was unfunded.

The Fund’s commitment to fund delayed draw loans is triggered upon the satisfaction of certain pre-negotiated terms and conditions. Generally, the most significant and uncertain term requires the borrower to satisfy a specific use of proceeds covenant. The use of proceeds covenant typically requires the borrower to use the additional loans for the specific purpose of a permitted acquisition or permitted investment, for example. In addition to the use of proceeds covenant, the borrower is generally required to satisfy additional negotiated covenants (including specified leverage levels).

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

The Fund follows ASC 825-10, Recognition and Measurement of Financial Assets and Financial Liabilities (“ASC 825-10”), which provides funds the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between funds that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the fund’s choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. The Fund has not elected the ASC 825-10 option to report selected financial assets and liabilities at fair value. With the exception of the line item entitled “other assets,” which is reported at amortized cost, the carrying value of all other assets and liabilities approximate fair value.

The Fund also follows ASC 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

●	Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
●	Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
●	Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Fund’s investment adviser, as valuation designee, employs its valuation policy and procedures that are consistent with the provision of Rule 2a-5 and ASC 820-10 (see Note 2 for more information). The Fund’s investment adviser will evaluate the source of inputs, including any markets in which the Fund’s investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. Where there may not be a readily available market value for the investments in the Fund’s portfolio, the fair value of the investments may be determined using unobservable inputs.

The Fund’s portfolio investments classified as Level 3 are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value (“EV”) of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s EBITDA. EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Fund’s investment adviser may also employ other valuation multiples to determine EV, such as revenues or, in the case of certain portfolio companies in the power generation industry, kilowatt capacity. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind-down analysis may be utilized to estimate enterprise value. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the Fund does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Fund’s investment adviser considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the Fund and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Fund are substantially illiquid with no active transaction market, the Fund’s investment adviser, as the valuation designee, depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

The following table summarizes the significant unobservable inputs the Fund’s investment adviser used to value the majority of the Fund’s investments categorized within Level 3 as of December 31, 2022. The table is not intended to be all-inclusive, but instead capture the significant unobservable inputs relevant to the determination of fair values.

	As of December 31, 2022
			Unobservable Input
		Primary Valuation			Weighted
Asset Category	Fair Value	Techniques	Input	Estimated Range	Average(1)
First lien senior secured loans	$18,644	Yield analysis	Market yield	12.3% - 13.9%	13.2%
Other equity	100	EV market multiple analysis	EBITDA multiple	13.2x - 15.0x	14.1x
Total investments	$18,744

(1)Unobservable inputs were weighted by the relative fair value of the investments.

Changes in market yields, discount rates or EBITDA multiples, each in isolation, may change the fair value of certain of the Fund’s investments. Generally, an increase in market yields or discount rates or decrease in EBITDA multiples may result in a decrease in the fair value of certain of the Fund’s investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

The following table presents fair value measurements of cash and cash equivalents and investments as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Cash and cash equivalents	$113,417	$—	$—	$113,417

First lien senior secured loans	$—	$89,785	$18,644	$108,429
Other equity	—	—	100	100
Total investments	$—	$89,785	$18,744	$108,529

The following table presents changes in investments that use Level 3 inputs as of and for the period from December 5, 2022 (commencement of operations) to December 31, 2022:

Balance as of December 5, 2022 (commencement of operations)	$—
Net unrealized losses	(7)
Purchases	18,749
Sales	(1)
Net accretion of discount on securities	3
Balance as of December 31, 2022	$18,744

As of December 31, 2022, the net unrealized depreciation on the investments that use Level 3 inputs was $6.

For the period from December 5, 2022 (commencement of operations) to December 31, 2022, the total amount of gains (losses) included in earnings attributable to the change in unrealized gains (losses) relating to the Fund’s Level 3 assets still held as of December 31, 2022, and reported within the net unrealized gains (losses) on investments in the Fund’s consolidated statement of operations was $6.

8. NET ASSETS

In connection with its formation, the Fund has the authority to issue an unlimited number of Common Shares of beneficial interest at $0.01 par value per share.

Beginning in November 2022, the Fund entered into subscription agreements with Private Placement Investors for total commitments as of December 31, 2022 of $690,765 to purchase the Fund’s Class I shares. Since October 6, 2022 through December 31, 2022, the Fund called an aggregate of $148,173 from the Private Placement Investors, and in exchange therefore the Fund issued Class I shares of 5,927 to 48 shareholders, including the investment from the Fund’s sole initial shareholder. The Fund has not sold any shares of its Class S or Class D shares. See Note 11 for a subsequent event relating to the Private Placement.

The Fund intends to offer on a continuous basis up to $7.5 billion of its Common Shares in the Offering. Subject to the receipt of an exemptive relief order from the SEC, the Fund intends to offer to sell any combination of three classes of Common Shares, Class S shares, Class D shares and Class I shares, with a dollar value up to the maximum offering amount. The purchase price per share for each class of Common Shares will equal the Fund’s NAV per share, as of the effective date of the monthly share purchase date. The Intermediary Manager will use its best efforts to sell shares, but is not obligated to purchase or sell any specific amount of shares in the offering.

The Fund submitted to the SEC an application for an exemptive order to permit it to offer multiple classes of its Common Shares. Until an exemptive order satisfactory to the Fund and the SEC is granted, the Fund will only offer Class I shares and will not issue Class S or Class D shares.

Net Asset Value Per Share and Offering Price

In connection with the Offering, the Fund determines NAV for each class of shares as of the last day of each calendar month. Share issuances related to monthly subscriptions are effective the first calendar day of each month. Shares are issued at an offering price equivalent to the most recent NAV per share available for each share class, which will be NAV per share for each share class as of the last calendar day of the immediately preceding month. As of December 31, 2022, the NAV per share for Class I shares of beneficial interest was $24.99.

9. INCOME TAXES

The following reconciles net decrease in net assets resulting from operations to taxable income for the period from December 5, 2022 (commencement of operations) to December 31, 2022:

(Estimated)(1)
Net decrease in net assets resulting from operations	$(74)
Adjustments:
Net unrealized gains on investments	311
Taxable income	$237
(1)

The calculation of estimated 2022 U.S. federal taxable income is based on certain estimated amounts, including information received from third parties and, as a result, actual 2022 U.S. federal taxable income will not be finally determined until the Fund’s 2022 U.S. federal tax return is filed in 2023 (and, therefore, such estimate is subject to change).

Taxable income generally differs from net increase in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized.

Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. As of December 31, 2022, the Fund had no capital loss carryforward available for use in later tax years.

As of December 31, 2022, the estimated cost basis of investments for U.S. federal tax purposes and the estimated gross unrealized appreciation and depreciation are as follows:

Gross unrealized appreciation	$72
Gross unrealized depreciation	(383)
Net unrealized depreciation	$(311)
Estimated cost basis of investments	$108,615

Certain of the Company’s consolidated subsidiaries are subject to U.S. federal and state income taxes. For the period from December 5, 2022 (commencement of operations) to December 31, 2022, the Fund did not record a tax expense for these subsidiaries.

10. FINANCIAL HIGHLIGHTS

The following is a schedule of financial highlights as of and for the period from December 5, 2022 (commencement of operations) to December 31, 2022:

Class I
Per Share Data:
Net asset value, beginning of period	$25.00
Net investment income for period(1)	0.03
Net realized and unrealized losses for period(1)	(0.04)
Net decrease in net assets	(0.01)
Net asset value, end of period	$24.99
Total return based on net asset value(2)	(0.05)%
Shares outstanding, end of period	5,927
Ratio/Supplemental Data:
Net assets, end of period	$148,098
Ratio of operating expenses (excluding expense support) to average net assets(3)(4)(5)	6.71%
Ratio of operating expenses (including expense support) to average net assets(3)(4)(5)	—%
Ratio of net investment income to average net assets(3)(6)	1.73%
Portfolio turnover rate(3)	80%
(1)	Weighted average basic per share data.

(2)

For the period from December 5, 2022 (commencement of operations) to December 31, 2022, the total return based on net asset value equaled the change in net asset value during the period divided by the beginning net asset value for the period. The Fund’s performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(3)	The ratios reflect an annualized amount, except organization costs.
(4)	Includes organization costs.
(5)	For the period from December 5, 2022 (commencement of operations) to December 31, 2022, the ratio of operating expenses to average net assets consisted of the following:

Class I
Base management fees	1.23%
Income based incentive fees and capital gains incentive fees	—%
Cost of borrowing	1.12%
Organization costs	0.53%
Other operating expenses	3.83%
Total operating expenses	6.71%

(6)	The ratio of net investment income to average net assets excludes income taxes related to realized gains and losses.

11. SUBSEQUENT EVENTS

The Fund’s management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this consolidated financial statements or accompanying notes, except as discussed below.

From January 1, 2023 through January 30, 2023, the last day on which the Fund accepted Private Placement Agreements, the Fund entered into Private Placement Agreements with Private Placement Investors providing additional commitments of $156,333 to purchase the Fund’s Class I shares.

From January 1, 2023 through March 9, 2023, the Fund called an additional $96,463 from the Private Placement Investors and issued approximately 3,815 Class I shares.

APPENDIX A: FORM OF SUBSCRIPTION AGREEMENT

Investor Name

Subscription Agreement CLASS S SHARES, CLASS D SHARES AND CLASS I SHARES Effective as of March 2023	Ares Strategic Income Fund

1. Investment — See payment instructions on next page
Please check the appropriate box:
☐ Initial Investment — please see investment minimum in Section 3.

☐ Additional Investment $	Total $ Invested

Account # (for existing investors)

State of Sale

2.     Investment Method

☐ By Mail — Attach a check made payable to Ares Strategic Income Fund (“ASIF”).

☐ By Wire — Account Name: UMB Bank, N.A., Kansas City, MO 64106
ABA Routing Number: 101000695
Account Number: 9871976114
Beneficiary: Ares Strategic Income Fund

Please request when sending a wire that the wire reference the investor’s name in order to assure that the wire is credited to the proper account.

3.    Share Class

Please consult with your financial professional regarding the Share Class and commissions structure of your investment and check one of the following options. The prospectus of ASIF, as amended and supplemented as of the date hereof (the “Prospectus”), contains additional information regarding the different share classes.

☐	Share Class S – The minimum investment is $2,500	☐	Share Class D** – The minimum investment is $2,500

☐	Share Class I** – The minimum investment is $1,000,000 (unless waived by dealer manager)

**Available for certain fee-based wrap accounts and other eligible investors as disclosed in the Prospectus.

4.     Type of Ownership (All authorized owners must sign in Section 11)

A.    Is your investment held through a custodian or through a brokerage/advisory account?

☐ Yes ☐ No

If yes, please complete the Section below and deliver the completed subscription agreement to your custodian, broker-dealer (including a dually registered broker-dealer / registered investment adviser).

Name of Custodian or Broker-Dealer

Account #

Investor Name

Subscription Agreement CLASS S SHARES, CLASS D SHARES AND CLASS I SHARES Effective as of March 2023	Ares Strategic Income Fund

B.	Please select one type of ownership below

Non-Qualified	Qualified
☐ Individual Ownership	☐ Traditional IRA
☐ Joint Tenants with Rights of Survivorship	☐ Roth IRA
☐ Transfer on Death	☐ Decedent IRA
Fill out Transfer on Death Form to effect designation.
(Available through your financial professional)
Name of Deceased
☐ Tenants in Common
☐ Community Property	☐ Simplified Employee Pension/Trust (SEP)
☐ Uniform Gift to Minors Act	☐ Other (Specify)
☐ Plan
Additional documentation required in Section 5C.
☐ Trust
Additional documentation required in Section 5C.
☐ Corporation/Partnership
Additional documentation required in Section 5C.

☐ Other (Specify)

5.     Subscriber Information

A.     Investor Name — Investor/Trustee/Executor/Authorized Signatory Information

Residential street address MUST be provided. See Section 6 if mailing address is different than residential street address

First Name		Last Name

Social Security/Taxpayer ID #		Date of Birth (MM/DD/YYYY)

Telephone #		E-mail Address

Residential Address (no P.O. Box)

Street Address		City	State	ZIP

Mailing Address (if different from above)

Street Address		City	State	ZIP

Please Indicate Citizenship Status

☐ U.S. Citizen	☐ Resident Alien	☐ Non-Resident Alien

Investor Name

Subscription Agreement CLASS S SHARES, CLASS D SHARES AND CLASS I SHARES Effective as of March 2023	Ares Strategic Income Fund

B.     Co-Investor Name — Co-Investor/Co-Trustee/Co-Authorized Signatory Information, if applicable

First Name		Last Name

Social Security/Taxpayer ID #		Date of Birth (MM/DD/YYYY)

Telephone #

Residential Address (no P.O. Box)

Street Address		City	State	ZIP

Mailing Address (if different from above)

Street Address		City	State	ZIP

Please Indicate Citizenship Status

☐ U.S. Citizen	☐ Resident Alien	☐ Non-Resident Alien

C.     Entity Information — Retirement Plan/Trust/Corporation/Partnership/Other

(Trustee(s) and/or Authorized Signatory(s) information MUST be provided in Sections 5A and 5B)

Entity Name	Entity Tax ID #	Date of Formation

Entity Type (Select one — required)

☐ Retirement Plan	☐ LLC (Plan documentation required)
☐ Taxable Trust (First and last pages of the trust document required)	☐ Partnership (Plan documentation required)
☐ Tax-exempt Trust (First and last pages of the trust document required)	☐ Estate (Letter of Testamentary required)
☐ S-Corp (Corporate Resolution required)	☐ Other (Specify)
☐ C-Corp (Corporate Resolution required)

6.     Contact Information (If different than provided in Section 5A)

Mailing Address	City	State	ZIP

E-mail Address

Investor Name

Subscription Agreement CLASS S SHARES, CLASS D SHARES AND CLASS I SHARES Effective as of March 2023	Ares Strategic Income Fund

7.    Electronic Delivery Form (Optional)

Instead of receiving paper copies of the Prospectus, prospectus supplements, annual reports, proxy statements, and other shareholder communications and reports, you may elect to receive electronic delivery of shareholder communications and other documents from ASIF. If you would like to consent to electronic delivery, including pursuant to email, please check the box below for this election.

We encourage you to reduce printing and mailing costs and to conserve natural resources by electing to receive electronic delivery of shareholder communications and statement notifications. By consenting below to electronically receive shareholder communications, including your account-specific information, you authorize said offering(s) to either (i) email shareholder communications to you directly or (ii) make them available on our website and notify you by email when and where such documents are available.

You will not receive paper copies of these electronic materials unless specifically requested, the delivery of electronic materials is prohibited or we, in our sole discretion, elect to send paper copies of the materials.

By consenting to electronic access, you will be responsible for certain costs, such as your customary internet service provider charges, and may be required to download software in connection with access to these materials. You understand this electronic delivery program may be changed or discontinued and that the terms of this agreement may be amended at any time. You understand that there are possible risks associated with electronic delivery such as emails not transmitting, links failing to function properly and system failure of online service providers, and that there is no warranty or guarantee given concerning the transmissions of email, the availability of the website, or information on it, other than as required by law. You agree to promptly notify us of any change in your e-mail address. You agree that our sending of the notice or email will constitute good and effective delivery of the information to you, regardless of whether you actually access the website containing the information or open the email and/or attachments. The documents and other information delivered electronically may be formatted in Adobe Acrobat’s portable document format (“PDF”), hypertext mark-up language (“HTML”) or other file formats we deem appropriate. In order to view or print documents provided in PDF format, you will have to obtain the Adobe Acrobat Reader, which is available free of charge at Adobe’s website (located at www.adobe.com), and install it on your computer. You are responsible for having any necessary hardware, software or other technology to access the information sent electronically, including a printer or other device to download and save any information that you may wish to retain.

Initials I consent to electronic delivery

E-mail Address
If blank, the e-mail address provided in Section 5A will be used.

8.    Distributions

Only complete the following information if you do not wish to enroll in the Distribution Reinvestment Plan.

Non-Custodial Ownership

☐ I prefer that my distribution be deposited directly into the account listed in Section 9.

☐ I prefer that my distribution be paid by check and sent to the address listed in Section 5.

Custodial Ownership

☐ I prefer that my distribution be sent to my custodian for deposit into my custodial account cited in Section 4.

For custodial accounts, if you elect cash distributions, the funds must be sent to the custodian.

If you wish to enroll in the Distribution Reinvestment Plan, check this box: ☐

If you wish to enroll in the Distribution Reinvestment Plan, please complete the information below. If you do not make an election, then your distributions will be paid in cash to your custodian OR address of record.

Investor Name

Subscription Agreement CLASS S SHARES, CLASS D SHARES AND CLASS I SHARES Effective as of March 2023	Ares Strategic Income Fund

9.     Bank or Brokerage Account Information

Complete this Section ONLY if you do NOT wish to enroll in the Distribution Reinvestment Plan and you instead elect to receive cash distributions.

I authorize ASIF or its agent to deposit my distribution into my checking or savings account. This authority will remain in force until I notify ASIF in writing to cancel it. In the event that ASIF deposits funds erroneously into my account, it is authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.

Name of Financial Institution

Street Address	City	State	ZIP

Name(s) on Account

ABA Numbers/Bank Account Number			Account Number

☐ Checking (Attach a voided check.)	☐ Savings (Attach a voided deposit slip.)		☐ Brokerage

10.     Broker Dealer/Broker-Dealer Representative (Financial Advisor) Information (Required Information)

The Financial Advisor must sign below to complete the order.

Name of Financial Advisor (FA)			Broker/Dealer Name (B/D)	Telephone Number

Mailing Address			Home Office Mailing Address

City	State	ZIP	City	State	ZIP

B/D Rep #	CRD#	FA Telephone Number		FA E-mail Address

FA Signature			B/D Signature (if applicable)

Operations Contact (not required)

The Financial Advisor hereby warrants that he/she is duly licensed to sell shares in the state designated as the investor’s legal residence. Please note that unless previously agreed to in writing by ASIF, all sales of securities must be made through a Broker-Dealer, including when an registered investment adviser that is a dually registered broker-dealer has introduced the sale. In all cases, Section 10 must be completed.

The undersigned confirm(s), which confirmation is made on behalf of the Broker-Dealer with which Financial Advisor is associated, with respect to sales of securities made through a Broker-Dealer that they (i) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (ii) have discussed such investor’s prospective purchase of shares with such investor; (iii) have advised such investor of all pertinent facts with regard to the lack of liquidity and marketability of the shares; (iv) have delivered or made available a current prospectus and related supplements, if any, to such investor; (v) have reasonable grounds to believe that the investor is purchasing these shares for his or her own account; (vi) have reasonable grounds to believe that the purchase of shares is a suitable investment for such investor, that such investor meets the suitability standards applicable to such investor set forth in the Prospectus and related supplements, if any, and that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto; and (vii) have advised such investor that the shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the Prospectus. The undersigned Broker-Dealer and Financial Advisor understand and agree that they shall be solely responsible for determining if any recommendation to invest in shares is in the best interest of, or suitable for, the investor, as applicable. Ares Wealth Management Solutions, LLC (“AWMS”) has not made any recommendations to the investor and has not, and is not responsible to, evaluate whether or not an investment in the shares is in the best interest of the investor. The undersigned Broker-Dealer and Financial Advisor listed in Section 10 further represent and certify that, in connection with this subscription for shares, they have complied with and have followed all applicable policies and procedures of their firm relating to, and performed functions required by, federal and state securities laws, rules promulgated under the Securities Exchange Act of 1934, as amended, including, but not limited to Rule 15l-1 (“Regulation Best Interest”) and Financial Industry Regulatory Authority, Inc. (“FINRA”) rules and regulations including, but not limited to Know Your Customer, Suitability and, any anti-money laundering requirements under the Bank Secrecy Act (“BSA”) and its implementing regulations (e.g., Customer Identification Program, AML Rules) as required by its relationship with the investor(s) identified on this document. The undersigned Broker-Dealer and Financial Advisor acknowledge that the investor who purchases shares through the Broker-Dealer and Financial Advisor firm are “customers” of the Broker-Dealer or Financial Advisor’s firm as applicable and not of AWMS, a broker-dealer affiliate of the investment adviser for ASIF. The Broker-Dealer hereby represents that it has adopted and implemented, and will maintain a written anti-money laundering compliance program (“AML Program”) including, without limitation, anti-money laundering policies and procedures relating to the Customer Identification Program and the AML Rules. In addition, the Broker-Dealer agrees that it has policies and procedures in place to check the names of new customers against government watch lists, including the U.S. Treasury Department Office of Foreign Asset Control list of Specially Designated Nationals and Blocked Persons. The Broker-Dealer further understands that, while AWMS is required to establish and implement it own AML Program in accordance with the AML Rules, the Broker-Dealer it not relying on AWMS’s

AML Program for any purposes. The Broker-Dealer agrees to notify ASIF immediately if the firm is subject to a Securities and Exchange Commission (“SEC”) or FINRA disclosure event or a fine from the SEC related to its AML Program.

Investor Name

Subscription Agreement CLASS S SHARES, CLASS D SHARES AND CLASS I SHARES Effective as of March 2023	Ares Strategic Income Fund

The Broker-Dealer and Financial Advisor agree to comply with all applicable rules, regulations and guidelines issued by the SEC, FINRA and, to the extent applicable, any individual state securities administrators, as well as any other applicable laws or regulations pertaining to the delivery of the Prospectus any other ASIF documentation and signature of this subscription agreement, including any electronic delivery and signature requirements that may apply. To the extent applicable with respect to the investor’s investment in the shares, the Broker-Dealer and/or Financial Advisor’s firm will comply with all of the applicable requirements set forth in the NASAA Statement of Policy Regarding Use of Electronic Offering Documents and Electronic Signatures, as may be amended from time to time (the “Statement of Policy”). The Broker-Dealer will comply with such requirements in every U.S. jurisdiction irrespective of whether the jurisdiction has adopted the Statement of Policy. The Broker-Dealer acknowledges that it is acting as an agent of the ASIF only with respect to the delivery of the Prospectus and any other ASIF documentation electronically, the administration of the subscription process and obtainment of electronic signatures and only to the extent its firm’s actions are in compliance with the Statement of Policy and this subscription agreement. The Broker-Dealer also will comply, as applicable, with the Electronic Signatures in Global and National Commerce Act and the Uniform Electronic Transactions Act, to the extent applicable, as adopted in each applicable jurisdiction and any other applicable laws including but not limited to applicable SEC guidance regarding the electronic delivery of materials under the federal securities laws.

THIS SUBSCRIPTION AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

Investor Name

Subscription Agreement CLASS S SHARES, CLASS D SHARES AND CLASS I SHARES Effective as of March 2023	Ares Strategic Income Fund

11.	Subscriber Signatures

ASIF is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, ASIF may not be able to open your account. By signing the subscription agreement, you agree to provide this information and confirm that this information is true and correct. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

Please separately initial each of the representations below. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make the representations on your behalf. In order to induce ASIF to accept this subscription, I hereby represent and warrant to you as follows:

A.     All Items in this Section 11 must be read and initialed.

		Investor	Co-Investor
a)	I have received the Prospectus for ASIF at least five business days prior to the date hereof.	(a) Initials	Initials
b)

I have (A) a minimum net worth (not including home, home furnishings and personal automobiles) of at least $250,000, or (B) a minimum net worth (as previously described) of at least $70,000 and a minimum annual gross income of at least $70,000.

		(b) Initials	Initials
c)

In addition to the general suitability requirements described above, I meet the higher suitability requirements, if any, imposed by my state of primary residence as set forth in the Prospectus under “SUITABILITY STANDARDS.”

		(c) Initials	Initials
d)	If I am an entity that was formed for the purpose of purchasing shares, each individual that owns an interest in such entity meets the general suitability requirements described above.	(d) Initials	Initials
e)	I acknowledge that there is no public market for the shares, shares of this offering are not liquid and appropriate only as a long-term investment.	(e) Initials	Initials
f)

I acknowledge that the shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the Prospectus.

		(f) Initials	Initials
g)

I am purchasing the shares for my own account, or if I am purchasing shares on behalf of a trust or other entity of which I am a trustee or authorized agent, I have due authority to execute this subscription agreement and do hereby legally bind the trust or other entity of which I am trustee or authorized agent.

		(g) Initials	Initials
h)	I acknowledge that ASIF may enter into transactions with Ares affiliates that involve conflicts of interest as described in the Prospectus.	(h) Initials	Initials
i)

I acknowledge that subscriptions must be submitted at least five business days prior to first day of each month my investment will be executed as of the first day of the applicable month at the NAV per share as of the day preceding day. I acknowledge that I will not know the NAV per share at which my investment will be executed at the time I subscribe and the NAV per share will generally be made available at https://areswmsresources.com/investment-solutions/asif/ as of the last calendar day of each month within 20 business days of the last calendar day of each month.

		(i) Initials	Initials
j)

I acknowledge that my subscription request will not be accepted any earlier than two business days before the first calendar day of each month. I acknowledge that I am not committed to purchase shares at the time my subscription order is submitted and I may cancel my subscription at any time before the time it has been accepted as described in the previous sentence. I understand that I may withdraw my purchase request by notifying the transfer agent, through my financial intermediary or directly on ASIF’s toll-free, automated telephone line, 888-310-9352.

		(j) Initials	Initials

B.    If you live in any of the following states, please complete Section 11C: Alabama, California, Idaho, Iowa, Kansas, Kentucky, Maine, Massachusetts, Missouri, Nebraska, New Jersey, New Mexico, North Dakota, Ohio, Oregon, Pennsylvania, Puerto Rico, Tennessee, and Vermont.

In the case of sales to fiduciary accounts, the minimum standards in Section 11C shall be met by the beneficiary, the fiduciary, account, or, by the donor or grantor, who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

For important information in this respect, see Section 10 above. I declare that the information supplied in this subscription agreement is true and correct and may be relied upon by ASIF. I acknowledge that the Broker-Dealer/Financial Advisor (Broker-Dealer/Financial Advisor of record) indicated in Section 10 of this subscription agreement and its designated clearing agent, if any, will have full access to my account information, including the number of shares I own, tax information (including the Form 1099) and redemption information. Investors may change the Broker-Dealer/Financial Advisor of record at any time by contacting ASIF Investor Relations at the number indicated below.

Investor Name

Subscription Agreement CLASS S SHARES, CLASS D SHARES AND CLASS I SHARES Effective as of March 2023	Ares Strategic Income Fund

C.    For purposes of determining whether you satisfy the standards below, your net worth is calculated excluding the value of your home, home furnishings and automobiles, and, unless otherwise indicated, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable investments.

Investors in the following states have the additional suitability standards as set forth below.

		Investor	Co-Investor
a)

If I am an Alabama resident, in addition to the suitability standards set forth above, an investment in ASIF will only be sold to me if I have a liquid net worth of at least 10 times my investment in ASIF and its affiliates.

		(a) Initials	Initials
b)	If I am a California resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my liquid net worth in ASIF.	(b) Initials	Initials
c)

If I am an Idaho resident, I must have either (a) a liquid net worth of $85,000 and annual gross income of $85,000 or (b) a liquid net worth of $300,000. Additionally, the total investment in ASIF shall not exceed 10% of my liquid net worth. For these purposes, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

		(c) Initials	Initials
d)

If I am an Iowa resident, I (i) have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings). If I am not an “accredited investor” as defined in Regulation D under the Securities Act of 1993, as amended, my investment in this offering and in the securities of other non-traded business development companies may not exceed 10% of my net worth.

		(d) Initials	Initials
e)

If I am a Kansas resident, I understand that it is recommended by the Office of the Kansas Securities Commissioner that I limit my aggregate investment in the securities of Ares Strategic Income Fund and other similar investments to not more than 10% of my liquid net worth. Liquid net worth shall be defined as that portion of the purchaser’s total net worth that is comprised of cash, cash equivalents, and readily marketable securities, as determined in conformity with GAAP.

		(e) Initials	Initials
f)

If I am a Kentucky resident, I may not invest more than 10% of my liquid net worth in ASIF or its affiliates. “Liquid net worth” is defined as that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities.

		(f) Initials	Initials
g)

If I am a Maine resident, I acknowledge that it is recommended by the Maine Office of Securities that my aggregate investment in this offering and other similar direct participation investments not exceed 10% of my liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

		(g) Initials	Initials
h)

If I am a Massachusetts resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my liquid net worth in ASIF and in other illiquid direct participation programs. For these purposes, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable investments.

		(h) Initials	Initials
i)	If I am a Missouri resident, no more than ten percent (10%) of my liquid net worth shall be invested in securities being registered in this offering.	(i) Initials	Initials
j)

If I am a Nebraska resident, I must have (i) either (a) an annual gross income of at least $70,000 and a net worth of at least $70,000, or (b) a net worth of at least $250,000; and (ii) I must limit my aggregate investment in this offering and the securities of other business development companies to 10% of such investor’s net worth. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933 are not subject to the foregoing investment concentration limit.

		(j) Initials	Initials

k)

If I am a New Mexico resident, in addition to the general suitability standards listed above, I may not invest, and I may not accept from an investor more than ten percent (10%) of my liquid net worth in shares of ASIF, its affiliates and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

		(k) Initials	Initials
l)

If I am a North Dakota residentwho is not an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended, I have a net worth of at least ten times my investment in ASIF’s common stock.

		(l) Initials	Initials
m)

If I am an Ohio resident, it is unsuitable to invest more than 10% of my liquid net worth in the issuer, affiliates of the issuer, and in any other non-traded business development company. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus, total liabilities) comprised of cash, cash equivalents and readily marketable securities.

		(m) Initials	Initials
n)	If I am an Oklahoma resident, my investment in ASIF may not exceed 10% of my liquid net worth.	(n) Initials	Initials
o)

If I am an Oregon resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my liquid net worth. Liquid net worth is defined as net worth excluding the value of the investor’s home, home furnishings and automobile.

		(o) Initials	Initials
p)	If I am a Pennsylvania resident, I may not invest more than 10% of my liquid net worth in ASIF.	(p) Initials	Initials
q)

If I am a Puerto Rico resident, I may not invest more than 10% of my liquid net worth in ASIF, its affiliates and other non-traded business development companies. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) consisting of cash, cash equivalents and readily marketable securities.

		(q) Initials	Initials
r)

If I am a Tennessee resident who is not an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended, my investment in ASIF common stock may not exceed 10% of my net worth.

		(r) Initials	Initials
s)

If I am a Vermont resident and I am an accredited investor in Vermont, as defined in 17 C.F.R. § 230.501, I may invest freely in this offering. In addition to the suitability standards described above, if I am non-accredited Vermont investors, I may not purchase an amount in this offering that exceeds 10% of my liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities.

		(s) Initials	Initials

t)

If I am a New Jersey investor, I must have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home furnishings, and automobiles, minus total liability) that consists of cash, cash equivalent and readily marketable securities. In addition, I acknowledge that my investment in Ares Strategic Income Fund, its affiliates, and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs, and commodity pools but excluding unregistered, federally and state exempt private offerings) may not exceed ten percent (10%) of my liquid net worth.

Additionally, I acknowledge that the Class S and D shares will be subject to upfront placement fees or brokerage commissions of up to 3.5% of NAV for Class S shares and 1.5% of NAV for Class D shares. Class S and D shares are subject to a distribution and stockholder servicing fee equal to up to 0.85% per annum of the aggregate NAV of the respective outstanding Class S shares, and with respect to the D shares, an amount equal to up to 0.25% per annum of the aggregate NAV of the outstanding Class D shares. These fees will reduce the amount of the purchase price that is available for investment and will cause the per share purchase price to be greater than the estimated value per share that will be reflected on my account statement (by broker dealers reporting a valuation calculated in accordance with FINRA Rule 2331(c)(1)(A) relating to net investment valuation guidelines). These fees may also reduce the amount of distributions that are paid with respect to Class S and D shares.

	(t) Initials	Initials

Investor Name

Subscription Agreement CLASS S SHARES, CLASS D SHARES AND CLASS I SHARES Effective as of March 2023	Ares Strategic Income Fund

12.    Substitute IRS Form W-9 Certifications (required for U.S. investors)

Under penalties of perjury, I certify that:

1.	The number shown on this subscription agreement is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (including a resident alien) (defined in IRS Form W-9); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

By signing below, you also acknowledge:

●	We have a limited operating history and there is no assurance that we will achieve our investment objective.

●	We have not identified specific investments that we will make with the proceeds of this offering. As a result, this may be deemed a “blind pool” offering and you will not have the opportunity to evaluate our investments before we make them.

●	You should not expect to be able to sell your common shares regardless of how we perform.

●	You should consider that you may not have access to the money you invest for an extended period of time.

●	We do not intend to list our common shares on any securities exchange, and we do not expect a secondary market in our common shares to develop prior to any listing.

●	Because you may be unable to sell your common shares, you will be unable to reduce your exposure in any market downturn.

●	At the discretion of the Board of Trustees and beginning no later than the first full calendar quarter after we hold the first closing in the offering of common shares pursuant to this Registration Statement, we intend to commence a share repurchase program in which we intend to offer to repurchase up to 5% of our common shares outstanding (either by number of shares or aggregate NAV) in each quarter. In addition, to the extent we offer to repurchase shares in any particular quarter, any such repurchases will be at prices equal to the NAV per share as of the last calendar day of the applicable month designated by the Board of Trustees, except that the ASIF deducts 2.00% from such NAV for shares that have not been outstanding for at least one year. Such share repurchase prices may be lower than the price at which you purchase our common shares in this offering. You should not expect to be able to sell your common shares regardless of how we perform.

●	You will bear varying expenses of the ASIF, including organization and ongoing offering expenses, unless otherwise advanced by the investment adviser and not repaid by the ASIF pursuant to the terms and conditions of the Expense Support and Conditional Reimbursement Agreement. These expenses, which are liabilities of the ASIF, will reduce the NAV of common shares and you will have to receive a total return at least in excess of those expenses to receive an actual return on your investment. You will also bear upfront placement fees or brokerage commissions, depending on the class of common shares you purchase and the selling agent through whom you purchase such common shares.

●	An investment in our common shares is not suitable for you if you need access to the money you invest.

●	An investment in our common shares is suitable only for investors with the financial ability and willingness to accept the high risks and lack of liquidity inherent in an investment in our common shares.

●	We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and we have no limits on the amounts we may pay from such sources. A return of capital is a return of a portion of your original investment in our common shares.

●	Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by our investment adviser or its affiliates, that may be subject to reimbursement to our investment adviser or its affiliates. The repayment of any amounts owed to our investment adviser or our affiliates will reduce future distributions to which you would otherwise be entitled.

●	We expect to use leverage, which will magnify the potential for loss on amounts invested in us.

●	We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common shares less attractive to investors.

●	We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Bonds that are rated below investment grade are sometimes referred to as “high yield bonds” or “junk bonds.” These unrated and below investment grade securities have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. We intend to invest significantly in junk bonds.

Signature of Investor	Date

Signature of Co-Investor or Custodian (If applicable)	Date

(Must be signed by custodian or trustee if plan is administered by a third party)

Investor Name

Subscription Agreement CLASS S SHARES, CLASS D SHARES AND CLASS I SHARES Effective as of March 2023	Ares Strategic Income Fund

13.    Miscellaneous

AWMS is a broker-dealer affiliate of the investment adviser for ASIF, is registered with the SEC and is a member of FINRA. AWMS does not sell securities directly to the general public. Rather, AWMS’s primary business is the wholesale distribution of Ares’ managed or affiliated products. Sales to retail customers are generally conducted on a wholesale basis through other broker-dealers, investment advisers and banks. AWMS does not make any investment recommendations nor provide investment advice to investors and has not, and is not responsible for, evaluating whether or not an investment in the shares of ASIF is in the best interest of the investor.

If investors participating in the Distribution Reinvestment Plan or making subsequent purchases of shares of ASIF experience a material adverse change in their financial condition or can no longer make the representations or warranties set forth in Section 12 above, they are asked to promptly notify ASIF and the Broker- Dealer through whom investor is purchasing shares in writing. The Broker-Dealer may notify ASIF if an investor participating in the Distribution Reinvestment Plan can no longer make the representations or warranties set forth in Section 12 above, and ASIF may rely on such notification to terminate such investor’s participation in the Distribution Reinvestment Plan.

No sale of shares may be completed until at least five business days after you receive the final Prospectus. To be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price at least five business prior to the first calendar day of the month (unless waived). You will receive a written confirmation of your purchase.

All items on the subscription agreement must be completed in order for your subscription to be processed. Subscribers are encouraged to read the Prospectus in its entirety for a complete explanation of an investment in the shares of ASIF.

Please mail completed Subscription Agreement (with all signatures) and check(s) payable to: Ares Strategic Income Fund

Direct Overnight Mail:	P.O. Box:
Ares Strategic Income Fund	Ares Management Corporation
c/o SS&C Technologies, Inc.	c/o SS&C Technologies, Inc.
430 W 7th Street, Suite 219079	P.O. Box 219079
Kansas City, MO 64105	Kansas City, MO 64121-0979

Ares Strategic Income Fund Contact Information:

Phone: 866.324.7348	Website: areswms.com	Email: WMSoperations@aresmgmt.com

ARES-6068- 0323

Investor Name

Subscription Agreement — RIAs CLASS D SHARES AND CLASS I SHARES Effective as of March 2023	Ares Strategic Income Fund

1. Investment — See payment instructions on next page
Please check the appropriate box:
☐ Initial Investment — please see investment minimum in Section 3.

☐ Additional Investment $	Total $ Invested

Account # (for existing investors)

State of Sale

2.     Investment Method

☐ By Mail — Attach a check made payable to Ares Strategic Income Fund (“ASIF”).

☐ By Wire — Account Name: UMB Bank, N.A., Kansas City, MO 64106
ABA Routing Number: 101000695
Account Number: 9871976114
Beneficiary: Ares Strategic Income Fund

Please request when sending a wire that the wire reference the investor’s name in order to assure that the wire is credited to the proper account.

3.    Share Class

Please consult with your financial professional regarding the Share Class and fee structure of your investment and check one of the following options. The prospectus of ASIF, as amended and supplemented as of the date hereof (the “Prospectus”), contains additional information regarding the different share classes.

☐	Share Class I** – The minimum investment is $1,000,000 (unless waived by dealer manager)	☐	Share Class D** – The minimum investment is $2,500

**Available for certain fee-based wrap accounts and other eligible investors as disclosed in the Prospectus.

4.     Type of Ownership (All authorized owners must sign in Section 11)

A.    Is your investment held through a custodian or through a brokerage/advisory account?

☐ Yes ☐ No

If yes, please complete the Section below and deliver the completed subscription agreement to your custodian, broker-dealer, or investment adviser.

Name of Custodian or Broker-Dealer

Account #

Investor Name

Subscription Agreement — RIAs CLASS D SHARES AND CLASS I SHARES Effective as of March 2023	Ares Strategic Income Fund

B.	Please select one type of ownership below

Non-Qualified	Qualified
☐ Individual Ownership	☐ Traditional IRA
☐ Joint Tenants with Rights of Survivorship	☐ Roth IRA
☐ Transfer on Death	☐ Decedent IRA
Fill out Transfer on Death Form to effect designation.
(Available through your financial professional)
Name of Deceased
☐ Tenants in Common
☐ Community Property	☐ Simplified Employee Pension/Trust (SEP)
☐ Uniform Gift to Minors Act	☐ Other (Specify)
☐ Plan
Additional documentation required in Section 5C.
☐ Trust
Additional documentation required in Section 5C.
☐ Corporation/Partnership
Additional documentation required in Section 5C.

☐ Other (Specify)

5.     Subscriber Information

A.     Investor Name — Investor/Trustee/Executor/Authorized Signatory Information

Residential street address MUST be provided. See Section 6 if mailing address is different than residential street address

First Name		Last Name

Social Security/Taxpayer ID #		Date of Birth (MM/DD/YYYY)

Telephone #		E-mail Address

Residential Address (no P.O. Box)

Street Address		City	State	ZIP

Mailing Address (if different from above)

Street Address		City	State	ZIP

Please Indicate Citizenship Status

☐ U.S. Citizen	☐ Resident Alien	☐ Non-Resident Alien

Investor Name

Subscription Agreement — RIAs CLASS D SHARES AND CLASS I SHARES Effective as of March 2023	Ares Strategic Income Fund

B.     Co-Investor Name — Co-Investor/Co-Trustee/Co-Authorized Signatory Information, if applicable

First Name		Last Name

Social Security/Taxpayer ID #		Date of Birth (MM/DD/YYYY)

Telephone #

Residential Address (no P.O. Box)

Street Address		City	State	ZIP

Mailing Address (if different from above)

Street Address		City	State	ZIP

Please Indicate Citizenship Status

☐ U.S. Citizen	☐ Resident Alien	☐ Non-Resident Alien

C.     Entity Information — Retirement Plan/Trust/Corporation/Partnership/Other

(Trustee(s) and/or Authorized Signatory(s) information MUST be provided in Sections 5A and 5B)

Entity Name	Entity Tax ID #	Date of Formation

Entity Type (Select one — required)

☐ Retirement Plan	☐ LLC (Plan documentation required)
☐ Taxable Trust (First and last pages of the trust document required)	☐ Partnership (Plan documentation required)
☐ Tax-exempt Trust (First and last pages of the trust document required)	☐ Estate (Letter of Testamentary required)
☐ S-Corp (Corporate Resolution required)	☐ Other (Specify)
☐ C-Corp (Corporate Resolution required)

6.     Contact Information (If different than provided in Section 5A)

Mailing Address	City	State	ZIP

E-mail Address

Investor Name

Subscription Agreement — RIAs CLASS D SHARES AND CLASS I SHARES Effective as of March 2023	Ares Strategic Income Fund

7.    Electronic Delivery Form (Optional)

Instead of receiving paper copies of the Prospectus, prospectus supplements, annual reports, proxy statements, and other shareholder communications and reports, you may elect to receive electronic delivery of shareholder communications and other documents from ASIF. If you would like to consent to electronic delivery, including pursuant to email, please check the box below for this election.

We encourage you to reduce printing and mailing costs and to conserve natural resources by electing to receive electronic delivery of shareholder communications and statement notifications. By consenting below to electronically receive shareholder communications, including your account-specific information, you authorize said offering(s) to either (i) email shareholder communications to you directly or (ii) make them available on our website and notify you by email when and where such documents are available.

You will not receive paper copies of these electronic materials unless specifically requested, the delivery of electronic materials is prohibited or we, in our sole discretion, elect to send paper copies of the materials.

By consenting to electronic access, you will be responsible for certain costs, such as your customary internet service provider charges, and may be required to download software in connection with access to these materials. You understand this electronic delivery program may be changed or discontinued and that the terms of this agreement may be amended at any time. You understand that there are possible risks associated with electronic delivery such as emails not transmitting, links failing to function properly and system failure of online service providers, and that there is no warranty or guarantee given concerning the transmissions of email, the availability of the website, or information on it, other than as required by law. You agree to promptly notify us of any change in your e-mail address. You agree that our sending of the notice or email will constitute good and effective delivery of the information to you, regardless of whether you actually access the website containing the information or open the email and/or attachments. The documents and other information delivered electronically may be formatted in Adobe Acrobat’s portable document format (“PDF”), hypertext mark-up language (“HTML”) or other file formats we deem appropriate. In order to view or print documents provided in PDF format, you will have to obtain the Adobe Acrobat Reader, which is available free of charge at Adobe’s website (located at www.adobe.com), and install it on your computer. You are responsible for having any necessary hardware, software or other technology to access the information sent electronically, including a printer or other device to download and save any information that you may wish to retain.

Initials I consent to electronic delivery

E-mail Address
If blank, the e-mail address provided in Section 5A will be used.

8.    Distributions

Only complete the following information if you do not wish to enroll in the Distribution Reinvestment Plan.

Non-Custodial Ownership

☐ I prefer that my distribution be deposited directly into the account listed in Section 9.

☐ I prefer that my distribution be paid by check and sent to the address listed in Section 5.

Custodial Ownership

☐ I prefer that my distribution be sent to my custodian for deposit into my custodial account cited in Section 4.

For Custodial accounts, if you elect cash distributions, the funds must be sent to the Custodian.

If you wish to enroll in the Distribution Reinvestment Plan, check this box: ☐

If you wish to enroll in the Distribution Reinvestment Plan, please complete the information below. If you do not make an election, then your distributions will be paid in cash to your custodian OR address of record.

Investor Name

Subscription Agreement — RIAs CLASS D SHARES AND CLASS I SHARES Effective as of March 2023	Ares Strategic Income Fund

9.     Bank or Brokerage Account Information

Complete this Section ONLY if you do NOT wish to enroll in the Distribution Reinvestment Plan and you instead elect to receive cash distributions.

I authorize ASIF or its agent to deposit my distribution into my checking or savings account. This authority will remain in force until I notify ASIF in writing to cancel it. In the event that ASIF deposits funds erroneously into my account, it is authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.

Name of Financial Institution

Street Address	City	State	ZIP

Name(s) on Account

ABA Numbers/Bank Account Number			Account Number

☐ Checking (Attach a voided check.)	☐ Savings (Attach a voided deposit slip.)		☐ Brokerage

10.     Registered Investment Adviser (To be completed by the Registered Investment Adviser (RIA)).

The Registered Investment Adviser (“RIA”) or authorized representative (“RIA Representative”) must sign below to complete the order. The undersigned confirms by its signature, on behalf of the RIA, that it (i) has reasonable grounds to believe that the information and representations concerning the investor(s), including the eligibility to purchase shares, identified herein are true, correct and complete in all respects; (ii) has verified that the form of ownership selected is accurate, secured all identifying and supporting documents, including, without limitation, copies of trust agreements, where applicable, and, if other than individual ownership, has verified that the individual executing on behalf of the investor(s) is properly authorized and identified; (iii) has discussed such investor’s or investors prospective purchase of shares with such investor(s) and (iv) has advised such investor(s) of all pertinent facts with regard to the liquidity and marketability of the shares.

The RIA is not authorized or permitted to give and represents that it has not given, any information or any representation concerning the shares except as set forth in the Prospectus and any additional sales literature which has been approved in advance in writing by ASIF (“Supplemental Information”). ASIF has supplied the RIA with the Prospectus as well as any Supplemental Information, for delivery to the investor(s), and the RIA has delivered a copy of the Prospectus to the investor(s) (x) prior to or simultaneously with the first delivery of Supplemental Information or any other materials regarding ASIF to such investor(s) and (y) at least five (5) business days prior to the RIA and such investor(s) signing this subscription agreement. The RIA represents that it has not shown or given to the investor(s) or reproduced any material or writing which was supplied to it by ASIF or its agents and marked “RIA only” or otherwise bearing a legend denoting that it is not to be shared with or given to investors. The RIA further represents that it will retain such documents and records as required under applicable law and will make such documents available to (a) ASIF upon request; and (b) representatives of the Securities and Exchange Commission (“SEC”), the Financial Industry Regulatory Authority (“FINRA”) and applicable state securities administrators upon ASIF’s receipt of an appropriate document subpoena or other appropriate request for documents from any such agency.

The RIA hereby agrees to, and shall, indemnify and hold harmless Ares Wealth Management Solutions, LLC (“AWMS”), ASIF, their respective affiliates, and any members, principals, directors, officers, partners, employees or agents of the foregoing (collectively, “Ares Affiliates”), against any and all direct or third-party claims, losses, damages, or liabilities, joint or several, including but not limited to any claims, losses, damages, or liabilities relating to or regarding the suitability of the investment for the investor, whether or not the investment was in the best interest of the investor, and/or any claims relating to statements made by the RIA to the investor with respect to the purchase of shares or otherwise with respect to ASIF (including any investigative, legal, and other costs and expenses reasonably incurred in connection with, and any amounts paid in settlement of any action, suit, proceeding, or legislative or regulatory inquiry) (collectively “Claims”), for which any of the Ares Affiliates may become subject, to the extent that such Claims arise out of or are based upon: (i) the RIA’s fraud, willful default, or negligence; or (ii) the RIA’s (a) violation of applicable law or regulation, (b) misrepresentation to the investor(s), (c) breach of any warranty or representation of the RIA herein, (d) unauthorized use of ASIF’s sales materials, use of any documents other than as permitted pursuant to this subscription agreement and the Prospectus, or use of unauthorized verbal representations concerning ASIF or any class of ASIF’s shares, or (e) material failure to fulfill any covenant or agreement of the RIA contained herein.

If the RIA is obligated to provide indemnification pursuant to this Subscription Agreement, the RIA shall not be liable under the indemnification provisions of this Subscription Agreement with respect to a party or other person entitled to indemnification hereunder (the “Indemnified Party”) unless such Indemnified Party shall have notified the RIA in writing within a reasonable time after notice giving information of the nature of the claim shall have been received by such Indemnified Party, but failure to notify the RIA of any such claim shall not relieve the RIA from any liability that it may have to the Indemnified Party against whom such claim is made, except to the extent that the failure to notify results in the failure of actual notice to the RIA and such indemnifying party is materially damaged by being unable effectively to defend such claim solely as a result of failure to give or delay in giving such notice.

In case an action is brought directly against the Indemnified Party, or the Indemnified Party becomes directly involved in the action, the RIA will be entitled to participate, at its own expense, in the defense thereof. The RIA also shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnified Party in its reasonable judgment. After notice from the RIA to the Indemnified Party of the RIA’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the RIA will not be liable to such party under this Subscription Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation, unless (i) the RIA and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the RIA and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between or among them. The RIA shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent, the RIA agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement. The RIA may settle any Claim covered by indemnification hereunder, provided such settlement involves solely the payment of money and a complete and total release from said Claim. The Indemnified Party shall not unreasonably withhold consent to any settlement which does not involve injunctive relief. A successor by law of the Indemnified Parties shall be entitled to the benefits of the indemnification contained in this Subscription Agreement.

The RIA represents that it is presently registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and has complied with registration or notice filing requirements of the appropriate regulatory agency of each state in which the RIA has clients or is exempt from such registration requirements. The RIA represents that it is in compliance with all the applicable requirements imposed upon it under (a) the Securities Act of 1933, as amended, the Securities and Exchange Act of 1934, as amended, the Advisers Act and the rules and regulations of the SEC promulgated under each such act, (b) all applicable state securities laws and regulations as from time to time in effect, (c) any other state and federal laws and regulations applicable to the activities of the RIA pursuant to this Subscription Agreement, including without limitation the privacy standards and requirements of state and federal laws, including the Gramm-Leach-Bliley Act of 1999, and the laws governing money laundering abatement and anti-terrorist financing efforts, including the applicable rules of the SEC, the Bank

Secrecy Act, as amended, and the sanctions programs administered by the Office of Foreign Assets Control (“OFAC”); and (d) this Subscription Agreement and the Prospectus as amended and supplemented. The RIA’s acceptance of this Subscription Agreement constitutes a representation to ASIF that the RIA is a properly registered or licensed registered investment adviser, duly authorized to perform those activities contemplated by this Subscription Agreement under federal and state securities laws and regulations and in the states in which such activities occur.

The RIA acknowledges that the subscriber who purchases shares pursuant to this Subscription Agreement is a “customer” of the RIA and not of ASIF, AWMS, or their affiliates. The RIA hereby represents and warrants that (a) it has implemented its own anti-money laundering program that is consistent with the requirements of 31 U.S.C. 5318(h) and will update such anti-money laundering program as necessary to implement changes in applicable laws and guidance; (b) it (or its agent) has implemented and maintained a customer identification program (“CIP”) consistent with the requirements of Section 326 of the USA PATRIOT Act and analogous to the CIP rule requirements applicable to broker-dealers in securities (31 C.F.R. § 1023.220) or mutual funds (31 C.F.R. § 1024.220), and the CDD Rule requirements as outlined in 31 C.F.R. § 1010.230, and a customer due diligence (“CDD”) program consistent with the requirements of 31 C.F.R. § 1010.230; (c) it monitor for and promptly disclose to ASIF potentially suspicious or unusual activity detected as part of the CIP and/or CDD Rule procedures being performed in order to enable ASIF (or its agent) to file a suspicious activity report, as appropriate based on the ASIF’s judgment; (d) check the names of new and existing customers against government watch lists, including OFAC’s Specially Designated Nationals And Blocked Persons List. The RIA agrees to notify ASIF immediately if the RIA is subject to any SEC disclosure event or a fine from the SEC related to foregoing. Upon request by ASIF (or its agent) at any time, the RIA hereby agrees to furnish (i) a copy of its AML Program to ASIF (or its agent) for review, and (b) a copy of the findings and any remedial actions taken in connection with the RIA’s most recent independent testing of its AML Program (as applicable).

The RIA represents and warrants that: (a) it is not a registered broker-dealer, that its activities do not require it to register as a broker-dealer under any federal or state laws, and that no RIA Representative is licensed or registered with a registered broker-dealer or required to so be so licensed or registered; or (b) to the extent that the RIA is also registered as broker-dealer, or that the RIA Representatives are also licensed or registered with a registered broker-dealer, the RIA and the RIA Representative are appropriately licensed and registered under federal and state law and regulations, and members of and licensed with each applicable self-regulatory organization (“SRO”), including FINRA, and that the RIA and each RIA Personnel has complied with all federal, state and SRO requirements applicable to the activities contemplated under this Subscription Agreement.

The RIA and the RIA Representatives understand and acknowledge that they are not be entitled to any compensation from the Ares Affiliates in respect of any services it provides to the investor(s), including but not limited to the matters described herein and/or investments by the investor(s) in the ASIF.

The RIA represents that the investor(s) meet(s) the financial qualifications set forth in the Prospectus or in any letter, memorandum or other communication sent to it by ASIF and a person who is eligible to purchase the applicable class of shares as described in the Prospectus. The RIA has made every reasonable effort to determine that the purchase of shares and, if applicable, the election to participate in the distribution reinvestment plan by the investor is a suitable and appropriate investment for such investor. In making this determination, the RIA has ascertained that the investor: (a) meets the minimum income and net worth standards established for the ASIF, as described in the Prospectus; (b) can reasonably benefit from the investment in ASIF based on the prospective investor’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective investor’s overall financial situation; and (d) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the investor may lose the entire investment; (3) the lack of liquidity of the shares; (4) the restrictions on transferability of the shares; (5) the tax consequences of the investment; and (6) the background of ASIF’s external adviser. The RIA has made this determination on the basis of information it has obtained from the investor(s), including at least the age, investment objectives, investment experiences, income, net worth, financial situation, and other investments of the prospective investor(s), as well as any other pertinent factors. The undersigned further represents and certifies that the RIA has delivered its Form CRS to the investor(s) and has delivered its Form CRS to all other retail customers of the RIA who have invested in ASIF. The RIA agrees to maintain records of the information used to determine that an investment in shares is suitable and appropriate for the investor for a period of six years. The RIA further agrees to make the suitability records available to the Ares Affiliates upon request and to make them available to regulators and self-regulatory bodies upon ASIF’s receipt of a subpoena or other appropriate document request from such agency.

The RIA shall return this completed Subscription Agreement and any other applicable paperwork and a check or wire transfer in the amount of the investor’s purchase to a location mutually agreed upon by the RIA and ASIF, as set forth in this Subscription

Agreement or other applicable paperwork. With respect to any use by the RIA of electronic delivery of the Prospectus and Supplemental Information and electronic signature of the subscription agreement, the RIA represents and warrants that it will comply with (a) all applicable rules, regulations and guidelines issued by the SEC, the North American Securities Administrators Association, Inc. (NASAA) and individual state securities administrators and any other applicable laws or regulations and guidelines pertaining to electronic delivery of the Prospectus and Supplemental Information and electronic signature of the subscription agreement; (b) all of the applicable requirements set forth in the NASAA Statement of Policy Regarding Use of Electronic Offering Documents and Electronic Signatures, as may be amended from time to time (the “Statement of Policy”) in every U.S. jurisdiction irrespective of whether the jurisdiction has adopted the Statement of Policy; and (c) the Electronic Signatures in the Global and National Commerce Act and the Uniform Electronic Transactions Act, to the extent applicable, as adopted in each applicable jurisdiction and any other applicable laws. The RIA acknowledges that it is acting as an agent of ASIF only with respect to the delivery of the Prospectus and Supplemental Information electronically, the administration of the subscription process and the obtainment of electronic signatures and only to the extent its actions are in compliance with the Statement of Policy and the provisions of this subscription agreement.

AWMS will arrange for ASIF to provide the RIA with access to account records of the investor. The RIA represents that the investor has authorized the RIA to receive such information. The RIA confirms that it has and will continue to have in place internal privacy policies and procedures governing the disclosure of such information, and agrees to abide by and comply in all respects with the privacy standards and requirements of applicable federal or state law and its internal privacy policies and procedures.

Any Claim arising between an Ares Affiliates and/or the RIA (collectively, the “Parties”) relating to this Subscription Agreement or a securities offering made by ASIF (collectively, a “Claim”) (whether such Claim arises under any Federal, state or local statute or regulation, or at common law), shall be resolved by final and binding arbitration administered in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association (“AAA”). Any matter to be settled by arbitration shall be submitted to the AAA in Denver, Colorado, which shall be the exclusive venue for any such dispute and the Parties agree to abide by all awards rendered in such proceedings. The Parties shall attempt to designate one arbitrator from the AAA, but if they are unable to do so, then the AAA shall designate an arbitrator. Any arbitrator selected by the Parties or the AAA shall be a qualified person who has experience with complex securities disputes. The arbitration shall be final, binding, and enforceable in any court of competent jurisdiction. The Parties agree that upon application pursuant to the provisions of the Federal Arbitration Act 9 USC § 1 et seq. the court shall enter a judgment upon an award made pursuant to an arbitration under this subscription agreement.

The RIA agrees that ASIF or an Ares Affiliate may file an action to enjoin the RIA from pursuing any Claim arising between the Parties in any forum or venue other than that specified in this subscription agreement (“Suit for Injunctive Relief”). The exclusive venue for any Suit for Injunctive Relief, Motion to Confirm, Motion to Modify, or Motion to Vacate an award made under this subscription agreement shall be the United States District Court for the District of Colorado, Denver Division. In the event the United States District Court for the District of Colorado does not have subject matter jurisdiction, then such exclusive jurisdiction shall be in the District Court of Denver County, Colorado. The RIA hereby consents to the jurisdiction of the United States District Court for the District of Colorado, Denver Division and the District Court of Denver County, Colorado for purposes of this subscription agreement and waives any right to challenge the exercise of personal jurisdiction or venue in connection with any Claim brought pursuant to this subscription agreement. This arbitration provision shall be binding upon the past, present, and future agents, employees, and representatives of the Parties.

The undersigned further confirms by its signature, on behalf of the RIA that, to the extent the investor identified herein is a plan, plan fiduciary, plan participant or beneficiary, IRA, or IRA owner subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (ERISA) or Section 4975 of the Internal Revenue Code of 1986, as amended (Code): (i) there is no financial interest, ownership interest, or other relationship, agreement, or understanding that would limit its ability to carry out its fiduciary responsibility to such investor beyond the control, direction, or influence of other persons involved in such investor’s purchase of shares; (ii) it is capable of evaluating investment risk independently, both in general and with regard to particular transactions and investment strategies; and (iii) it is a fiduciary under ERISA or the Code, or both, with respect to such investor’s purchase of shares, and it is responsible for exercising independent judgment in evaluating such investor’s purchase of shares.

The undersigned confirms that the investor(s) meet the suitability standards set forth in the Prospectus and that the suitability provisions in section 11 of this subscription agreement have been discussed with the investor(s), if applicable, for their state of residence.

Name of RIA Representative			Name of RIA Firm

Mailing Address			RIA IARD#

City	State	ZIP	Name of Clearing Firm

CRD#	Telephone Number	E-mail Address

Signature — RIA Representative

Operations Contact (not required)

Please be aware that ASIF, Ares Capital Management LLC (the “Adviser”), AWMS and their respective officers, directors, employees and affiliates are not undertaking to provide impartial investment advice or to give advice in a fiduciary capacity in connection with ASIF’s public offering or the purchase of ASIF’s common stock and that the Adviser and AWMS have financial interests associated with the purchase of ASIF’s common stock, as described in ASIF’s Prospectus, including fees, expense reimbursements and other payments they anticipate receiving from ASIF in connection with the purchase of ASIF’s common shares of beneficial interest.

No sale of shares may be completed until at least five (5) business days after you receive the final Prospectus. All items on this subscription agreement must be completed in order for a subscription to be processed. Subscribers should read the Prospectus in its entirety. For investors participating in the Distribution Reinvestment Plan or making additional purchases of shares, we request that such investors promptly notify ASIF and the RIA in writing if they experience a material change to their financial condition, including failure to meet the minimum income and net worth standards applicable to such investor, and can no longer make the representations and warranties set forth in section 10.

Investor Name

Subscription Agreement — RIAs CLASS D SHARES AND CLASS I SHARES Effective as of March 2023	Ares Strategic Income Fund

11.    Subscriber Signatures

ASIF is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, ASIF may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

Please separately initial each of the representations below. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make the representations on your behalf. In order to induce ASIF to accept this subscription, I hereby represent and warrant to you as follows:

A.     All Items in this Section 11 must be read and initialed.

		Investor	Co-Investor
a)	I have received the Prospectus for ASIF at least five business days prior to the date hereof.	(a) Initials	Initials
b)

I have (A) a minimum net worth (not including home, home furnishings and personal automobiles) of at least $250,000, or (B) a minimum net worth (as previously described) of at least $70,000 and a minimum annual gross income of at least $70,000.

		(b) Initials	Initials
c)

In addition to the general suitability requirements described above, I meet the higher suitability requirements, if any, imposed by my state of primary residence as set forth in the Prospectus under “SUITABILITY STANDARDS.”

		(c) Initials	Initials
d)	If I am an entity that was formed for the purpose of purchasing shares, each individual that owns an interest in such entity meets the general suitability requirements described above.	(d) Initials	Initials
e)	I acknowledge that there is no public market for the shares, shares of this offering are not liquid and appropriate only as a long-term investment.	(e) Initials	Initials
f)

I acknowledge that the shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the Prospectus.

		(f) Initials	Initials
g)

I am purchasing the shares for my own account, or if I am purchasing shares on behalf of a trust or other entity of which I am a trustee or authorized agent, I have due authority to execute this subscription agreement and do hereby legally bind the trust or other entity of which I am trustee or authorized agent.

		(g) Initials	Initials
h)	I acknowledge that ASIF may enter into transactions with Ares affiliates that involve conflicts of interest as described in the Prospectus.	(h) Initials	Initials
i)

I acknowledge that subscriptions must be submitted at least five business days prior to first day of each month my investment will be executed as of the first day of the applicable month at the NAV per share as of the day preceding day. I acknowledge that I will not know the NAV per share at which my investment will be executed at the time I subscribe and the NAV per share will generally be made available at https://areswmsresources.com/investment-solutions/asif/ as of the last calendar day of each month within 20 business days of the last calendar day of each month.

		(i) Initials	Initials
j)

I acknowledge that my subscription request will not be accepted any earlier than two business days before the first calendar day of each month. I acknowledge that I am not committed to purchase shares at the time my subscription order is submitted and I may cancel my subscription at any time before the time it has been accepted as described in the previous sentence. I understand that I may withdraw my purchase request by notifying the transfer agent, through my financial intermediary or directly on ASIF’s toll-free, automated telephone line, 888-310-9352.

		(j) Initials	Initials

B.    If you live in any of the following states, please complete Section 11C: Alabama, California, Idaho, Iowa, Kansas, Kentucky, Maine, Massachusetts, Missouri, Nebraska, New Jersey, New Mexico, North Dakota, Ohio, Oregon, Pennsylvania, Puerto Rico, Tennessee, and Vermont.

In the case of sales to fiduciary accounts, the minimum standards in Section 11C shall be met by the beneficiary, the fiduciary, account, or, by the donor or grantor, who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

I declare that the information supplied in this subscription agreement is true and correct and may be relied upon by ASIF. I acknowledge that the Broker-Dealer/Financial Advisor (Broker-Dealer/Financial Advisor of record) indicated in Section 10 of this subscription agreement and its designated clearing agent, if any, will have full access to my account information, including the number of shares I own, tax information (including the Form 1099) and redemption information. Investors may change the Broker-Dealer/Financial Advisor of record at any time by contacting Ares Strategic Income Fund Investor Relations at the number indicated below.

Investor Name

Subscription Agreement — RIAs CLASS D SHARES AND CLASS I SHARES Effective as of March 2023	Ares Strategic Income Fund

C.    For purposes of determining whether you satisfy the standards below, your net worth is calculated excluding the value of your home, home furnishings and automobiles, and, unless otherwise indicated, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable investments.

Investors in the following states have the additional suitability standards as set forth below.

		Investor	Co-Investor
a)

If I am an Alabama resident, in addition to the suitability standards set forth above, an investment in ASIF will only be sold to me if I have a liquid net worth of at least 10 times my investment in ASIF and its affiliates.

		(a) Initials	Initials
b)	If I am a California resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my liquid net worth in ASIF.	(b) Initials	Initials
c)

If I am an Idaho resident, I must have either (a) a liquid net worth of $85,000 and annual gross income of $85,000 or (b) a liquid net worth of $300,000. Additionally, the total investment in ASIF shall not exceed 10% of my liquid net worth. For these purposes, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

		(c) Initials	Initials
d)

If I am an Iowa resident, I (i) have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings). If I am not an “accredited investor” as defined in Regulation D under the Securities Act of 1993, as amended, my investment in this offering and in the securities of other non-traded business development companies may not exceed 10% of my net worth.

		(d) Initials	Initials
e)

If I am a Kansas resident, I understand that it is recommended by the Office of the Kansas Securities Commissioner that I limit my aggregate investment in the securities of Ares Strategic Income Fund and other similar investments to not more than 10% of my liquid net worth. Liquid net worth shall be defined as that portion of the purchaser’s total net worth that is comprised of cash, cash equivalents, and readily marketable securities, as determined in conformity with GAAP.

		(e) Initials	Initials
f)

If I am a Kentucky resident, I may not invest more than 10% of my liquid net worth in ASIF or its affiliates. “Liquid net worth” is defined as that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities.

		(f) Initials	Initials
g)

If I am a Maine resident, I acknowledge that it is recommended by the Maine Office of Securities that my aggregate investment in this offering and other similar direct participation investments not exceed 10% of my liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

		(g) Initials	Initials
h)

If I am a Massachusetts resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my liquid net worth in ASIF and in other illiquid direct participation programs. For these purposes, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable investments.

		(h) Initials	Initials
i)	If I am a Missouri resident, no more than ten percent (10%) of my liquid net worth shall be invested in securities being registered in this offering.	(i) Initials	Initials
j)

If I am a Nebraska resident, I must have (i) either (a) an annual gross income of at least $70,000 and a net worth of at least $70,000, or (b) a net worth of at least $250,000; and (ii) I must limit my aggregate investment in this offering and the securities of other business development companies to 10% of such investor’s net worth. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933 are not subject to the foregoing investment concentration limit.

		(j) Initials	Initials

k)

If I am a New Mexico resident, in addition to the general suitability standards listed above, I may not invest, and I may not accept from an investor more than ten percent (10%) of my liquid net worth in shares of ASIF, its affiliates and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

		(k) Initials	Initials
l)

If I am a North Dakota residentwho is not an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended, I have a net worth of at least ten times my investment in ASIF’s common stock.

		(l) Initials	Initials
m)

If I am an Ohio resident, it is unsuitable to invest more than 10% of my liquid net worth in the issuer, affiliates of the issuer, and in any other non-traded business development company. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus, total liabilities) comprised of cash, cash equivalents and readily marketable securities.

		(m) Initials	Initials
n)	If I am an Oklahoma resident, my investment in ASIF may not exceed 10% of my liquid net worth.	(n) Initials	Initials
o)

If I am an Oregon resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my liquid net worth. Liquid net worth is defined as net worth excluding the value of the investor’s home, home furnishings and automobile.

		(o) Initials	Initials
p)	If I am a Pennsylvania resident, I may not invest more than 10% of my liquid net worth in ASIF.	(p) Initials	Initials
q)

If I am a Puerto Rico resident, I may not invest more than 10% of my liquid net worth in ASIF, its affiliates and other non-traded business development companies. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) consisting of cash, cash equivalents and readily marketable securities.

		(q) Initials	Initials
r)

If I am a Tennessee resident who is not an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended, my investment in ASIF common stock may not exceed 10% of my net worth.

		(r) Initials	Initials
s)

If I am a Vermont resident and I am an accredited investor in Vermont, as defined in 17 C.F.R. § 230.501, I may invest freely in this offering. In addition to the suitability standards described above, if I am non-accredited Vermont investors, I may not purchase an amount in this offering that exceeds 10% of my liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities.

		(s) Initials	Initials

t)

If I am a New Jersey investor, I must have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home furnishings, and automobiles, minus total liability) that consists of cash, cash equivalent and readily marketable securities. In addition, I acknowledge that my investment in Ares Strategic Income Fund, its affiliates, and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs, and commodity pools but excluding unregistered, federally and state exempt private offerings) may not exceed ten percent (10%) of my liquid net worth.

Additionally, I acknowledge that the Class S and D shares will be subject to upfront placement fees or brokerage commissions of up to 3.5% of NAV for Class S shares and 1.5% of NAV for Class D shares. Class S and D shares are subject to a distribution and stockholder servicing fee equal to up to 0.85% per annum of the aggregate NAV of the respective outstanding Class S shares, and with respect to the D shares, an amount equal to up to 0.25% per annum of the aggregate NAV of the outstanding Class D shares. These fees will reduce the amount of the purchase price that is available for investment and will cause the per share purchase price to be greater than the estimated value per share that will be reflected on my account statement (by broker dealers reporting a valuation calculated in accordance with FINRA Rule 2331(c)(1)(A) relating to net investment valuation guidelines). These fees may also reduce the amount of distributions that are paid with respect to Class S and D shares.

	(t) Initials	Initials

Investor Name

Subscription Agreement — RIAs CLASS D SHARES AND CLASS I SHARES Effective as of March 2023	Ares Strategic Income Fund

12.    Substitute IRS Form W-9 Certifications (required for U.S. investors)

Under penalties of perjury, I certify that:

1.	The number shown on this subscription agreement is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (including a resident alien) (defined in IRS Form W-9); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

By signing below, you also acknowledge:

●	We have a limited operating history and there is no assurance that we will achieve our investment objective.

●	We have not identified specific investments that we will make with the proceeds of this offering. As a result, this may be deemed a “blind pool” offering and you will not have the opportunity to evaluate our investments before we make them.

●	You should not expect to be able to sell your common shares regardless of how we perform.

●	You should consider that you may not have access to the money you invest for an extended period of time.

●	We do not intend to list our common shares on any securities exchange, and we do not expect a secondary market in our common shares to develop prior to any listing.

●	Because you may be unable to sell your common shares, you will be unable to reduce your exposure in any market downturn.
●	At the discretion of our Board of Trustees and beginning no later than the first full calendar quarter after we hold the first closing in the offering of common shares pursuant to the Registration Statement, we intend to commence a share repurchase program in which we intend to offer to repurchase up to 5% of our common shares outstanding (either by number of shares or aggregate NAV) in each quarter. In addition, to the extent we offer to repurchase shares in any particular quarter, any such repurchases will be at prices equal to the NAV per share as of the last calendar day of the applicable month designated by our Board of Trustees, except that the ASIF deducts 2.00% from such NAV for shares that have not been outstanding for at least one year. Such share repurchase prices may be lower than the price at which you purchase our common shares in this offering. You should not expect to be able to sell your common shares regardless of how we perform.

●	You will bear varying expenses of the ASIF, including organization and ongoing offering expenses, unless otherwise advanced by the investment adviser and not repaid by the ASIF pursuant to the terms and conditions of the Expense Support and Conditional Reimbursement Agreement. These expenses, which are liabilities of the ASIF, will reduce the NAV of common shares and you will have to receive a total return at least in excess of those expenses to receive an actual return on your investment. You will also bear upfront placement fees or brokerage commissions, depending on the class of common shares you purchase and the selling agent through whom you purchase such common shares.

●	An investment in our common shares is not suitable for you if you need access to the money you invest.

●	An investment in our common shares is suitable only for investors with the financial ability and willingness to accept the high risks and lack of liquidity inherent in an investment in our common shares.

●	We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and we have no limits on the amounts we may pay from such sources. A return of capital is a return of a portion of your original investment in our common shares.

●	Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by our investment adviser or its affiliates, that may be subject to reimbursement to our investment adviser or its affiliates. The repayment of any amounts owed to our investment adviser or our affiliates will reduce future distributions to which you would otherwise be entitled.

●	We expect to use leverage, which will magnify the potential for loss on amounts invested in us.

●	We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common shares less attractive to investors.

●	We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Bonds that are rated below investment grade are sometimes referred to as “high yield bonds” or “junk bonds.” These unrated and below investment grade securities have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. We intend to invest significantly in junk bonds.

Signature of Investor	Date

Signature of Co-Investor or Custodian (If applicable)	Date

(Must be signed by custodian or trustee if plan is administered by a third party)

Investor Name

Subscription Agreement — RIAs CLASS D SHARES AND CLASS I SHARES Effective as of March 2023	Ares Strategic Income Fund

13.    Miscellaneous

AWMS is a broker-dealer affiliate of the investment adviser for ASIF, is registered with the SEC and is a member of FINRA. AWMS does not sell securities directly to the general public. Rather, AWMS’ primary business is the wholesale distribution of Ares’ managed or affiliated products. Sales to retail customers are generally conducted on a wholesale basis through other broker-dealers, investment advisers and banks. AWMS does not make any investment recommendations nor provide investment advice to investors and has not, and is not responsible for, evaluating whether or not an investment in the shares of ASIF is in the best interest of the investor.

If investors participating in the Distribution Reinvestment Plan or making subsequent purchases of shares of ASIF experience a material adverse change in their financial condition or can no longer make the representations or warranties set forth in Section 12 above, they are asked to promptly notify ASIF and the RIA through whom investor is purchasing shares in writing. The RIA may notify ASIF if an investor participating in the Distribution Reinvestment Plan can no longer make the representations or warranties set forth in Section 12 above, and ASIF may rely on such notification to terminate such investor’s participation in the Distribution Reinvestment Plan.

No sale of shares may be completed until at least five business days after you receive the final Prospectus. To be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price at least five business prior to the first calendar day of the month (unless waived). You will receive a written confirmation of your purchase.

All items on the subscription agreement must be completed in order for your subscription to be processed. Subscribers are encouraged to read the Prospectus in its entirety for a complete explanation of an investment in the shares of ASIF.

Please mail completed Subscription Agreement (with all signatures) and check(s) payable to: Ares Strategic Income Fund

Direct Overnight Mail:	P.O. Box:
Ares Strategic Income Fund	Ares Management Corporation
c/o SS&C Technologies, Inc.	c/o SS&C Technologies, Inc.
430 W 7th Street, Suite 219079	P.O. Box 219079
Kansas City, MO 64105	Kansas City, MO 64121-0979

Ares Strategic Income Fund Contact Information:

Phone: 866.324.7348	Website: areswms.com	Email: WMSoperations@aresmgmt.com

ARES-6238- 0323

Ares Strategic Income Fund

Maximum Offering of $7,500,000,000 in Common Shares

PRELIMINARY PROSPECTUS

You should rely only on the information contained in this prospectus. No dealer, salesperson or other person is authorized to make any representations other than those contained in this prospectus and supplemental literature authorized by Ares Strategic Income Fund and referred to in this prospectus, and, if given or made, such information and representations must not be relied upon. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of these securities. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

, 2023

PART C

Other Information

Item 25. Financial Statements And Exhibits

(1)   Financial Statements

The following financial statements of Ares Strategic Income Fund are included in Part A of this Registration Statement.

Consolidated Statement of Assets and Liabilities as of December 31, 2022
Consolidated Statement of Operations for the period from December 5, 2022 (commencement of operations) to December 31, 2022
Consolidated Schedule of Investments as of December 31, 2022
Consolidated Statement of Changes in Net Assets for the period from December 5, 2022 (commencement of operations) to December 31, 2022
Consolidated Statement of Cash Flows for the period from December 5, 2022 (commencement of operations) to December 31, 2022

Notes to Financial Statements

(2)   Exhibits

(a)(1)	Third Amended and Restated Declaration of Trust of the Registrant*
(b)	First Amended and Restated Bylaws of the Registrant*
(d)	Form of Multi-Class Plan+
(e)	Distribution Reinvestment Plan*
(g)	Amended and Restated Investment Advisory and Management Agreement**
(h)(1)	Form of Intermediary Manager Agreement**
(h)(2)	Form of Selected Intermediary Manager Agreement (Included as Exhibit A to the Form of Intermediary Manager Agreement)**
(h)(3)	Form of Distribution and Shareholder Servicing Plan of the Registrant*
(j)(1)	Custody Agreement*
(j)(2)	Document Custody Agreement*
(k)(1)	Administration Agreement*
(k)(2)	Transfer Agency Services Agreement*
(k)(3)	Expense Support and Conditional Reimbursement Agreement by and among the Registrant and Adviser*
(k)(4)	Form of Indemnification Agreement by and between the Registrant and each of its Trustees and certain of its officers*
(k)(5)	Form of Indemnification Agreement by and between the Registrant and members of the Investment Committee of the Adviser*
(k)(6)	Senior Secured Credit Agreement, dated as of December 20, 2022, by and among Ares Strategic Income Fund, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent*
(l)	Opinion of Richards, Layton & Finger, P.A.**
(n)	Consent of Independent Registered Public Accounting Firm**
(p)(1)	Initial Subscription Agreement*
(p)(2)	Form of Public Offering Subscription Agreement (included in the Prospectus as Appendix A)**
(r)(1)	Code of Ethics of the Fund*
(r)(2)	Code of Ethics of our investment adviser and our intermediary manager*
(s)	Calculation of Filing Fee Table**
(t)	Power of Attorney*
*	Previously filed.
**	Filed herewith

+To be filed by amendment.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses Of Issuance And Distribution

SEC registration fee	$826,500
FINRA filing fee	$225,500
Legal	$3,725,000
Printing	$725,000
Accounting	$150,000
Blue Sky Expenses	$450,000
Advertising and sales literature	$700,000
Due Diligence	$325,000
Miscellaneous fees and expenses	$1,199,250
Total	$8,326,250

Item 28. Persons Controlled By Or Under Common Control

The following list sets forth each of our subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by us in such subsidiary:

Controlling Entity	Name of entity and place of jurisdiction	Nature of Control
Ares Strategic Income Fund	ASIF Holdings Inc. (Delaware)	Controlling entity owns 100% of equity.

Item 29. Number Of Holders Of Securities

The following table sets forth the number of record holders of the Registrant’s common shares at March 9, 2023:

Number of
Record
Title of Class	Holders
Common shares of beneficial interest, $0.01 par value	61

Item 30. Indemnification

The information contained under the heading “Description of Our Common Shares.” “Investment Advisory and Management Agreement and Administration Agreement” and “Plan of Distribution — Indemnification” in this Registration Statement is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has obtained liability insurance for the benefit of its Trustees and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office) on a claims-made basis.

Item 31. Business and Other Connections of Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which Ares Capital Management LLC, and each managing director, director or executive officer of Ares Capital Management LLC, is or has been, during the past two fiscal years, engaged in for their own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management of the Fund.” Additional information regarding Ares Capital Management LLC and its officers and managing member is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-63168), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant;

(2)	the transfer agent;

(3)	the Custodian;

(4)	our investment adviser; and

(5)	our administrator.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

We hereby undertake:

(1)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement
(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act;
(ii)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and
(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
(2)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;
(3)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
(4)	that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C (17 CFR 230.430C): Each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;
(5)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities. The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;
(ii)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;
(iii)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act (17 CFR 230.482) relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(iv)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser;
(6)	that, for purpose of determining any liability under the Securities Act:
(i)	the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and
(ii)	each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be initial bona fide offering thereof; and
(7)	to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 9th day of March, 2023.

ARES STRATEGIC INCOME FUND
By:	/s/ Michael L. Smith
Name:	Michael L. Smith
Title:	Co-Chief Executive Officer and Trustee

By:	/s/ Mitchell Goldstein
Name:	Mitchell Goldstein
Title:	Co-Chief Executive Officer and Trustee

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed by the following persons in the capacity and on the date indicated.

Signature	Title	Date

/s/ R. Kipp deVeer	Chairman of the Board of Trustees and Trustee	March 9, 2023
R. Kipp deVeer

/s/ Michael L. Smith	Co-Chief Executive Officer and Trustee (Principal Executive Officer)	March 9, 2023
Michael L. Smith

/s/ Mitchell Goldstein	Co-Chief Executive Officer and Trustee (Principal Executive Officer)	March 9, 2023
Mitchell Goldstein

/s/ Scott C. Lem	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	March 9, 2023
Scott C. Lem

*	Trustee	March 9, 2023
Sandra R. Anceleitz

*	Trustee	March 9, 2023
Ann Torre Bates

*	Trustee	March 9, 2023
Eric B. Siegel

*	Trustee	March 9, 2023
Steven B. McKeever

*By:	/s/ R. Kipp deVeer
R. Kipp deVeer
As Agent or Attorney-in-Fact

March 9, 2023

The original powers of attorney authorizing R. Kipp deVeer, Joshua M. Bloomstein, Scott C. Lem, Michael L. Smith, Mitchell Goldstein, Lisa Morgan and Naseem Sagati Aghili to execute the Registration Statement, and any amendments thereto, for the trustees of the Registrant on whose behalf this Amendment is filed have been executed and filed as an Exhibit hereto.